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INDEX TO FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration Statement No. 333-183555

The information in this preliminary prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This preliminary prospectus supplement and the accompanying prospectus are not an offer to sell and are not soliciting offers to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 10, 2012

PRELIMINARY PROSPECTUS SUPPLEMENT
(to Prospectus dated October 19, 2012)

            Shares

Main Street Capital Corporation

Common Stock

             We are offering for sale                        shares of our common stock.

             We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

             The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

             Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

             We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

             Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On December     , 2012, the last reported sale price of our common stock on the New York Stock Exchange was $        per share, and the net asset value per share of our common stock on September 30, 2012 (the last date prior to the date of this prospectus supplement on which we determined our net asset value per share) was $17.49.

             Shares of closed-end investment companies such as ours frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for a period of one year ending on June 13, 2013. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value" in the accompanying prospectus.

             Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 13 of the accompanying prospectus to read about factors you should consider, including the risk of leverage and dilution, before investing in our common stock.

             This prospectus supplement and the accompanying prospectus contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission, or SEC. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

	Per share	Total
Public offering price	$	$
Underwriting discount (4.00%)	$	$
Proceeds, before expenses, to us(1)	$	$

(1)
We estimate that we will incur approximately $200,000 in offering expenses in connection with this offering.

             The underwriters have the option to purchase up to an additional                            shares of common stock at the public offering price, less the underwriting discount, within 30 days from the date of this prospectus supplement solely to cover any over-allotments. If the over-allotment option is exercised in full, the total public offering price will be $      , the total underwriting discount (4.00%) will be $      , and the total proceeds to us, before deducting estimated expenses payable by us of $200,000, will be $      .

             The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

             The underwriters expect to deliver the shares on or about December     , 2012.

RAYMOND JAMES	BAIRD

BB&T CAPITAL MARKETS

RBC CAPITAL MARKETS

The date of this prospectus supplement is December     , 2012

i

ABOUT THE PROSPECTUS

        This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which provides more information about the common stock we may offer from time to time. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control.

        You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

 Forward-Looking Statements

        Information contained in this prospectus supplement and the accompanying prospectus may contain forward-looking statements, which can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "anticipate," "estimate," or "continue" or the negative thereof or other variations thereon or comparable terminology. The matters described in the section titled "Risk Factors" in the accompanying prospectus and certain other factors noted throughout this prospectus supplement and the accompanying prospectus constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ materially from those in such forward-looking statements. We undertake no obligation to revise or update any forward-looking statements but advise you to consult any additional disclosures that we may make directly to you or through reports that we may file in the future with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We note that the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995 does not apply to statements made in this prospectus supplement or the accompanying prospectus.

ii

PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. To understand the terms of the common stock offered hereby, you should read the entire prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we are offering. You should carefully read the sections titled "Selected Financial Data," "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement and the documents identified in the section titled "Available Information" in this prospectus supplement, as well as the section titled "Risk Factors" in the accompanying prospectus. Except as otherwise noted, all information in this prospectus supplement and the accompanying prospectus assumes no exercise of the underwriters' over-allotment option.

 Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of September 30, 2012, we had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of $467.6 million, with a total cost basis of approximately $365.9 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. Approximately 78% of our total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of September 30, 2012. At September 30, 2012, we had equity ownership in approximately 88% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 32%. As of December 31, 2011, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million with a total cost basis of approximately $349.0 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of September 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of September 30, 2012, we had Middle Market portfolio investments in 79 companies collectively totaling approximately $350.7 million in fair value with a total cost basis of approximately $345.9 million. The weighted average revenues for the 79 Middle Market portfolio company investments was approximately $518 million. Our Middle Market portfolio investments are primarily in the form of debt investments and 88% of such debt investments at cost were secured by first priority liens on portfolio company assets as of September 30, 2012. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.6% as of September 30, 2012. As of December 31, 2011, we had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011.            The weighted average annual yields were computed using the effective interest rates for all debt investments as of September 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of September 30, 2012, we had Other Portfolio investments in 3 companies collectively totaling approximately $16.1 million in fair value and $15.8 million in cost basis. As of December 31, 2011, we had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and nine months ended September 30, 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% and 1.9%, respectively, on an annualized basis, compared to 1.9% and 2.2%, respectively, on an annualized basis for the three and nine months ended September 30, 2011 and 2.2% for the year ended December 31, 2011.

        In addition, during May 2012, we and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc., a recently-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP. We are initially providing such investment advisory services to HMS Adviser, LP, but ultimately intend that the Investment Manager provide such services because the fees we receive from such arrangement have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our qualification as a RIC for federal income tax purposes. We will need to obtain certain relief from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, LP, which we are seeking, but there can be no assurance that we will obtain such relief.

        For the nine months ended September 30, 2012, we paid dividends on a monthly basis totaling $1.260 per share, or $35.4 million. In July 2012, we declared monthly dividends of $0.15 per share for each of October, November and December 2012. These monthly dividends equal a total of $0.45 per share for the fourth quarter of 2012. The fourth quarter 2012 dividends represent an 11.1% increase from the dividends declared for the fourth quarter of 2011 and a 3.4% increase compared to the third quarter of 2012. During November 2012, we declared a special dividend of $0.35 per share for January 2013 and regular monthly dividends of $0.15 per share for each of January, February and March 2013. These regular monthly dividends equal a total of $0.45 per share for the first quarter of 2013. The first quarter 2013 regular monthly dividends represent an 11.1% increase from the dividends declared for the first quarter of 2012. During 2011, we paid monthly dividends of $1.56 per share for the entire year. Including the dividends declared for the third and fourth quarters of 2012, we will pay a total of $1.71 per share during 2012. Including the special dividend and the regular monthly dividends declared through the first quarter of 2013, we will have paid $8.83 per share in cumulative dividends since our October 2007 initial public offering.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" in the accompanying prospectus for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider that information to be part of this prospectus supplement or the accompanying prospectus.

 Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" in the accompanying prospectus for a more complete discussion of our business strategies.

  •
  Delivering Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

  •
  Focusing on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

  •
  Leveraging the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and Middle Market companies.

  •
  Investing Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

  •
  Capitalizing on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

  •
  Benefiting from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds allow them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" in the accompanying prospectus for a more complete discussion of our investment criteria.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

  •
  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

  •
  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        During October 2012, we sold the majority of our LMM equity investment in Laurus Healthcare, LP ("Laurus") to a leading private equity investment firm which has made numerous growth investments within the healthcare sector. We realized a gain of approximately $9.9 million on the sale. Laurus is a leader in developing and managing outpatient healthcare facilities, in partnership with physicians and hospitals, which are focused on the identification and treatment of cardiovascular disease. Our cumulative secured debt investment in Laurus was fully refinanced during the second quarter of 2012. While we sold the majority of our equity interest in Laurus, we also retained a portion of our equity investment in Laurus through an equity ownership position in a new entity owned by the Laurus management team and the private equity investment firm.

        During November 2012, we declared a special dividend of $0.35 per share for January 2013 and regular monthly dividends of $0.15 per share for each of January, February and March 2013. These regular monthly dividends equal a total of $0.45 per share for the first quarter of 2013. The first quarter 2013 regular monthly dividends represent an 11.1% increase from the dividends declared for the first quarter of 2012. Including the special dividend and the regular monthly dividends declared for the first quarter of 2013, we will have paid $8.83 per share in cumulative dividends since our October 2007 initial public offering.

        During November 2012, we amended our $287.5 million credit facility (the "Credit Facility") to extend the final maturity to five years, through September 2017. The amended Credit Facility contains an upsized accordion feature which allows us to increase the total commitments under the facility up to $400 million from new or existing lenders on the same terms and conditions as the existing commitments. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years.

 The Offering

Common stock offered by us	shares
Common stock outstanding prior to this offering	shares
Common stock to be outstanding after this offering	shares
Over-allotment option	shares
Use of proceeds	The net proceeds from this offering (without exercise of the over-allotment option and before deducting estimated expenses payable by us of approximately $200,000) will be $ .

We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our $287.5 million Credit Facility. However, through re-borrowing of the initial repayments under our $287.5 million Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds" below.

Dividends and distributions	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.

Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.

When we make monthly distributions, we are required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.

In November 2012, we declared a special dividend of $0.35 per share for January 2013 and regular monthly dividends of $0.15 per share for each of January, February and March 2013. These regular monthly dividends equate to a total of $0.45 per share for the first quarter of 2013. Investors who purchase shares of our common stock in this offering will be entitled to receive the January special and regular monthly dividend payments and subsequent monthly dividends provided that they continue to hold such shares.

Taxation

MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC for federal income tax purposes, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations" in the accompanying prospectus.

Risk factors	See "Risk Factors" beginning on page 13 of the accompanying prospectus for a discussion of risks you should carefully consider before deciding to invest in shares of our common stock.
New York Stock Exchange symbol	"MAIN"

FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	4.00	%(1)
Offering expenses (as a percentage of offering price)		%(2)
Dividend reinvestment plan expenses	—	(3)

Total stockholder transaction expenses (as a percentage of offering price)		%
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.80	%(4)
Interest payments on borrowed funds	2.82	%(5)
Income tax expense	1.14	%(6)
Acquired fund fees and expenses	0.08	%(7)

Total annual expenses	6.84%

(1)
Represents the underwriting discount with respect to the shares sold by us in this offering.

(2)
The offering expenses of this offering borne by us are estimated to be approximately $200,000. If the underwriters exercise their over-allotment option in full, the offering expenses borne by us (as a percentage of the offering price) will be approximately        %.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, plus the estimated expenses of the Investment Manager as if it were consolidated with MSCC for accounting purposes. The Investment Manager is accounted for as a portfolio investment and is not consolidated with MSCC and its consolidated subsidiaries. See Note D to our consolidated financial statements for a detailed discussion of the financial and other arrangements between MSCC and its consolidated subsidiaries and the Investment Manager.

(5)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(6)
Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though these deferred taxes are not currently payable. Due to the variable nature of this expense and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2011. The ratio of total annual expenses to net assets, before income tax expense, would be 5.70%.

(7)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.00% (the underwriting discount to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$107.8	$239.6	$366.6	$664.3

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

        The net proceeds from the sale of the                        shares of common stock in this offering are $            , and $            if the underwriter's over-allotment option is exercised in full, after deducting the underwriting discount and estimated offering expenses payable by us.

        We intend to initially use the net proceeds from this offering to repay outstanding debt borrowed under our $287.5 million Credit Facility. However, through re-borrowing of the initial repayments under our $287.5 million Credit Facility, we intend to use the net proceeds from this offering to make investments in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results" in the accompanying prospectus.

        At December 7, 2012, we had approximately $108.0 million outstanding under our $287.5 million Credit Facility. Our Credit Facility matures in September 2017, unless extended, and bears interest, at our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Amounts repaid under our $287.5 million Credit Facility will remain available for future borrowings. As of September 30, 2012, the interest rate on our $287.5 million Credit Facility was 2.7%.

        Affiliates of Raymond James & Associates, Inc., BB&T Capital Markets and RBC Capital Markets, LLC, underwriters in this offering, act as lenders and/or agents under our $287.5 million Credit Facility. As described above, we intend to use net proceeds of this offering to repay the outstanding indebtedness under this Credit Facility, and such affiliates therefore may receive a portion of the proceeds from this offering through the repayment of those borrowings. See "Underwriting—Conflicts of Interest" below.

CAPITALIZATION

        The following table sets forth our capitalization:

  •
  on an actual basis as of September 30, 2012; and

  •
  on an as-adjusted basis giving effect to the sale of                        shares of our common stock in this offering at the public offering price of $        per share, less estimated underwriting discounts and offering expenses payable by us.

        This table should be read in conjunction with "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	As of September 30, 2012
	Actual	As-adjusted for this Offering
	(Unaudited)
	(in thousands, except shares)
Cash and cash equivalents	$19,584		$19,584
Marketable securities and idle funds investments (cost: $1,965)	2,038

Total cash and cash equivalents, marketable securities and idle funds investments	$21,622	$

SBIC debentures (par: $209,000; par of $100,000 is recorded at a fair value of $85,083)	$194,083		$194,083
Credit facility(1)	103,000
Net asset value:
Common stock, $0.01 par value per share (150,000,000 shares authorized; 31,619,333 and issued and outstanding, actual and as adjusted for this offering, respectively)	316
Additional paid-in capital	464,141
Accumulated net investment income, net of cumulative dividends of $101,853	31,289		31,289
Accumulated net realized gain from investments, net of cumulative dividends of $27,852	(29,158)		(29,158)
Net unrealized appreciation, net of income taxes	86,566		86,566

Total net asset value	553,154

Total capitalization	$850,237	$

(1)
As of December 7, 2012, we had approximately $108.0 million outstanding under our $287.5 million credit facility and $216.0 million of SBIC debentures. This table has not been adjusted to reflect our additional borrowings under the credit facility or SBIC debentures issued subsequent to September 30, 2012.

SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of Main Street and its subsidiaries as of and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 and as of and for the nine months ended September 30, 2012 and 2011. The selected financial data at December 31, 2011, 2010, 2009, 2008 and 2007 and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at September 30, 2012, and for the nine months ended September 30, 2012 and 2011, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the nine months ended September 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes thereto in the accompanying prospectus and "Interim Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Interim Financial Statements" in this prospectus supplement.

	Nine Months Ended September 30,		Years Ended December 31,
	2012	2011	2011	2010	2009	2008	2007
	(dollars in thousands)
	(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$62,756	$45,761	$65,045	$35,645	$14,514	$16,123	$11,312
Interest from idle funds and other	1,599	829	1,195	863	1,488	1,172	1,163

Total investment income	64,355	46,590	66,240	36,508	16,002	17,295	12,475

Expenses:
Interest	(11,967)	(9,882)	(13,518)	(9,058)	(3,791)	(3,778)	(3,246)
General and administrative	(1,757)	(1,585)	(2,483)	(1,437)	(1,351)	(1,684)	(512)
Expenses reimbursed to Investment Manager	(7,574)	(6,287)	(8,915)	(5,263)	(570)	(1,007)	—
Share-based compensation	(1,860)	(1,466)	(2,047)	(1,489)	(1,068)	(511)	—
Management fees to affiliate	—	—	—	—	—	—	(1,500)
Professional costs related to initial public offering	—	—	—	—	—	—	(695)

Total expenses	(23,158)	(19,220)	(26,963)	(17,247)	(6,780)	(6,980)	(5,953)

Net investment income	41,197	27,370	39,277	19,261	9,222	10,315	6,522
Total net realized gain (loss) from investments	5,335	1,697	2,639	(2,880)	(7,798)	1,398	4,692

Net realized income	46,532	29,067	41,916	16,381	1,424	11,713	11,214
Total net change in unrealized appreciation (depreciation) from investments	40,467	16,778	28,478	19,639	8,242	(3,961)	(5,406)
Income tax benefit (provision)	(7,041)	(3,302)	(6,288)	(941)	2,290	3,182	(3,263)
Bargain purchase gain	—	—	—	4,891	—	—	—

Net increase in net assets resulting from operations	79,958	42,543	64,106	39,970	11,956	10,934	2,545
Noncontrolling interest	(54)	(158)	(1,139)	(1,226)	—	—	—

Net increase in net assets resulting from operations attributable to common stock	$79,904	$42,385	$62,967	$38,744	$11,956	$10,934	$2,545

Net investment income per share—basic and diluted	$1.44	$1.23	$1.69	$1.16	$0.92	$1.13	$0.76
Net realized income per share—basic and diluted	$1.62	$1.30	$1.80	$0.99	$0.14	$1.29	$1.31
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$2.79	$1.94	$2.76	$2.38	$1.19	$1.20	$0.30
Weighted average shares outstanding—basic and diluted	28,615,877	21,824,775	22,850,299	16,292,846	10,042,639	9,095,904	8,587,701

	As of September 30,		As of December 31,
	2012		2011		2010		2009	2008	2007
	(dollars in thousands)
	(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$834,592		$658,093		$407,987		$159,154	$127,007	$105,650
Marketable securities and idle funds investments	2,038		26,242		9,577		839	4,390	24,063
Cash and cash equivalents	19,584		42,650		22,334		30,620	35,375	41,889
Deferred tax asset, net	—		—		1,958		2,716	1,121	—
Interest receivable and other assets	11,818		6,539		4,524		1,510	1,101	1,576
Deferred financing costs, net of accumulated amortization	3,766		4,168		2,544		1,611	1,635	1,670

Total assets	$871,798		$737,692		$448,924		$196,450	$170,629	$174,848

Liabilities and net assets:
SBIC debentures at fair value	$194,083		$201,887		$155,558		$65,000	$55,000	$55,000
Credit facility	103,000		107,000		39,000		—	—	—
Deferred tax liability, net	9,426		3,776		—		—	—	3,026
Interest payable	1,197		3,984		3,195		1,069	1,108	1,063
Dividend payable	4,743		2,856		—		—	726	—
Accounts payable and other liabilities	6,195		7,001		1,188		721	1,439	610

Total liabilities	318,644		326,504		198,941		66,790	58,273	59,699
Total net asset value	553,154		405,711		245,535		129,660	112,356	115,149
Noncontrolling interest	—		5,477		4,448		—	—	—

Total liabilities and net assets	$871,798		$737,692		$448,924		$196,450	$170,629	$174,848

Other data:
Weighted average effective yield on LMM debt investments(1)	14.7%		14.8%		14.5%		14.3%	14.0%	14.3%
Number of LMM portfolio companies(2)	57		54		44		35	31	27
Weighted average effective yield on Middle Market debt investments(1)	8.6%		9.5%		10.5%		11.8%	N/A	N/A
Number of Middle Market portfolio companies	79		57		32		6	N/A	N/A
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	6.3%	(4)(5)	9.8%	(4)	8.8%	(4)	5.6%	6.1%	16.2%	(3)
Operating expenses	4.8%	(4)(5)	8.0%	(4)	8.3%	(4)	5.6%	6.1%	10.5%	(3)
Operating expenses, excluding interest expense	2.3%	(4)(5)	4.0%	(4)	4.0%	(4)	2.5%	2.8%	4.8%	(3)

(1)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(2)
Excludes the investment in affiliated Investment Manager, as discussed elsewhere in this prospectus supplement.

(3)
The ratio for the year ended December 31, 2007 reflects the impact of professional costs related to the IPO. These costs were 25.7% of operating expenses for the year.

(4)
Ratios are net of amounts attributable to MSC II non-controlling interest.

(5)
Not annualized.

INTERIM MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our consolidated financial statements and notes thereto contained elsewhere in this prospectus supplement.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in the accompanying prospectus.

 ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of September 30, 2012, we had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of $467.6 million, with a total cost basis of approximately $365.9 million, and a weighted average annual effective yield on our LMM debt investments of approximately 14.7%. Approximately 78% of our total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of September 30, 2012. At September 30, 2012, we had equity ownership in approximately 88% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 32%. As of December 31, 2011, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million with a total cost basis of approximately $349.0 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of September 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of September 30, 2012, we had Middle Market portfolio investments in 79 companies collectively totaling approximately $350.7 million in fair value with a total cost basis of approximately $345.9 million. The weighted average revenues for the 79 Middle Market portfolio company investments was approximately $518 million. Our Middle Market portfolio investments are primarily in the form of debt investments and 88% of such debt investments at cost were secured by first priority liens on portfolio company assets as of September 30, 2012. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.6% as of September 30, 2012. As of December 31, 2011, we had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011.            The weighted average annual yields were computed using the effective interest rates for all debt investments as of September 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of September 30, 2012, we had Other Portfolio investments in 3 companies collectively totaling approximately $16.1 million in fair value and $15.8 million in cost basis. As of December 31, 2011, we had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and nine months ended September 30, 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.6% and 1.9% respectively, on an annualized basis, compared to 1.9% and 2.2% respectively, on an annualized basis for the three and nine months ended September 30, 2011 and 2.2% for the year ended December 31, 2011.

        In addition, during May of 2012, we and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc., a recently-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP. We are initially providing such investment advisory services to HMS Adviser, LP, but ultimately intend that the Investment Manager provide such services because the fees we receive from such arrangement have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our qualification as a RIC for federal income tax purposes. We will need to obtain certain relief from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, LP, which we are seeking, but there can be no assurance that we will obtain such relief.

        For the nine months ended September 30, 2012, we paid dividends on a monthly basis totaling $1.260 per share, or $35.4 million. In July 2012, we declared monthly dividends of $0.15 per share for each of October, November and December 2012. These monthly dividends equal a total of $0.45 per share for the fourth quarter of 2012. The fourth quarter 2012 dividends represent an 11.1% increase from the dividends declared for the fourth quarter of 2011 and a 3.4% increase compared to the third quarter of 2012. During November 2012, we declared a special dividend of $0.35 per share for January 2013 and regular monthly dividends of $0.15 per share for each of January, February and March 2013. These regular monthly dividends equal a total of $0.45 per share for the first quarter of 2013. The first quarter 2013 regular monthly dividends represent an 11.1% increase from the dividends declared for the first quarter of 2012. During 2011, we paid monthly dividends of $1.56 per share for the entire year. Including the dividends declared for the third and fourth quarters, we will pay a total of $1.71 per share during 2012. Including the special dividend and the regular monthly dividends declared through the first quarter of 2013, we will have paid $8.83 per share in cumulative dividends since our October 2007 initial public offering.

        At September 30, 2012, we had $19.6 million in cash and cash equivalents and $2.0 million in "Marketable securities and idle funds investments".

        In May 2012, we expanded the Credit Facility from $235.0 million to $277.5 million to provide additional liquidity in support of future investment and operational activities. The $42.5 million increase in total commitments included commitment increases by three lenders currently participating in the Credit Facility. The Credit Facility contained an upsized accordion feature that allowed for a further increase in total commitments under the facility up to $350.0 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. In July 2012, we expanded the Credit Facility from $277.5 million to $287.5 million. The $10.0 million increase in total commitments included the addition of one new lender relationship which further diversifies our lending group to a total of nine participants. At September 30, 2012, Main Street had $103 million in borrowings outstanding under the Credit Facility. Subsequent to September 30, 2012, Main Street amended the Credit Facility to, among other things, extend its maturity and increase the accordion feature. See further discussion of this amendment to the Credit Facility in "Prospectus Summary—Recent Developments".

        In June 2012, we completed a follow-on public stock offering in which we sold 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share (or approximately 143% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $93.0 million, after deducting underwriters' commissions and offering costs.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three and nine months ended September 30, 2012 and 2011, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries. Portfolio investments, as used herein, refers to all of our portfolio investments in LMM companies, Middle Market portfolio investments, Other Portfolio investments and our investment in the Investment Manager but excludes all of our "Marketable securities and idle funds investments." Marketable securities and idle funds investments are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. Our results of operations for the three and nine months ended September 30, 2012 and 2011, cash flows for the nine months ended September 30, 2012 and 2011 and financial position as of September 30, 2012 and December 31, 2011, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including certain investments previously classified as Marketable securities and idle funds investments that are now considered a part of the Middle Market portfolio and are now classified as "Non-Control/Non-Affiliate investments."

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2011. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of

Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of September 30, 2012 and December 31, 2011, approximately 96% and 89%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including our investment in the Investment Manager). We are required to report our investments at fair value. We follow the provisions of the Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our portfolio strategy calls for us to invest primarily in illiquid securities issued by private, LMM companies as well as debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. All of our portfolio investments may be subject to restrictions on resale. LMM companies and Other Portfolio companies generally have no established trading market while Middle Market securities generally have established markets that are not active. We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio debt and Other Portfolio debt investments, we primarily use observable inputs such as quoted prices in the valuation process. For Other Portfolio equity investments we generally value such investments based on the fair value of the portfolio company as determined by independent third parties, and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities for which we have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. For control LMM portfolio investments, we determine the fair value using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments. For non-control LMM debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments and are primarily composed of debt securities for which we do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments and are composed of securities for which we generally do not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. We value our Other Portfolio equity investments based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing. To the extent observable inputs are not available for our Other Portfolio debt instruments, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our non-control LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for certain portfolio investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any unpaid dividends are added to the balance of the preferred equity investment. The actual collection of these dividends may be deferred until such time as the preferred equity is redeemed. To maintain our qualification as a RIC for federal income tax purposes (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

PORTFOLIO INVESTMENT COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are primarily secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien.

        The following table summarizes the composition of our LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio at cost and fair value by type of investment as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle Market investment portfolio as of September 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	September 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	73.9%	88.2%	80.8%	69.5%	81.8%	74.4%
Equity	18.3%	0.2%	9.5%	20.5%	0.2%	12.5%
Second lien debt	3.7%	10.1%	6.9%	5.0%	18.0%	10.1%
Equity warrants	4.1%	0.0%	2.1%	5.0%	0.0%	3.0%
Other	0.0%	1.5%	0.7%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	September 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	58.1%	88.1%	71.0%	57.7%	81.7%	66.2%
Equity	32.8%	0.2%	18.8%	29.0%	0.3%	18.8%
Second lien debt	3.0%	10.2%	6.1%	4.4%	18.0%	9.2%
Equity warrants	6.1%	0.0%	3.5%	8.9%	0.0%	5.8%
Other	0.0%	1.5%	0.6%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        The following table shows the LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM investment portfolio, total Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio as of September 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

	September 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	39.0%	17.5%	28.5%	47.8%	16.4%	35.4%
West	32.5%	13.2%	23.1%	31.9%	13.7%	24.7%
Midwest	15.1%	28.0%	21.4%	9.0%	21.6%	14.0%
Northeast	5.7%	26.7%	15.9%	3.9%	32.6%	15.2%
Southeast	7.7%	10.3%	9.0%	7.4%	15.7%	10.7%
Other	0.0%	4.3%	2.1%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	September 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	44.1%	17.5%	32.7%	52.1%	16.2%	39.3%
West	29.9%	13.2%	22.7%	28.9%	13.8%	23.6%
Midwest	14.5%	28.2%	20.4%	8.7%	21.9%	13.4%
Northeast	5.2%	26.6%	14.3%	3.9%	32.4%	14.0%
Southeast	6.3%	10.2%	8.0%	6.4%	15.7%	9.7%
Other	0.0%	4.3%	1.9%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        Our LMM and Middle Market portfolio investments are in companies conducting business in a variety of industries. The following tables show the composition of our LMM portfolio investments, Middle Market portfolio investments, and total combined LMM and Middle Market portfolio investments by industry at cost and fair value as of September 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	September 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Software	7.0%	11.9%	9.4%	2.8%	8.4%	5.0%
Media	8.1%	6.1%	7.2%	8.7%	6.6%	7.9%
Machinery	8.8%	4.7%	6.8%	9.9%	2.1%	6.9%
Specialty Retail	8.5%	4.3%	6.4%	5.3%	5.6%	5.4%
Energy Equipment & Services	10.1%	1.7%	6.1%	9.2%	7.5%	8.5%
Commercial Services & Supplies	11.4%	0.0%	5.9%	15.4%	0.9%	9.7%
Health Care Providers & Services	4.3%	6.1%	5.2%	6.5%	9.1%	7.5%
Food Products	0.0%	8.6%	4.2%	0.0%	3.9%	1.6%
Hotels, Restaurants & Leisure	4.5%	2.6%	3.6%	2.1%	7.2%	4.1%
Chemicals	0.0%	6.7%	3.3%	0.0%	3.8%	1.5%
Construction & Engineering	5.1%	2.7%	3.2%	5.3%	0.0%	5.0%
Electronic Equipment, Instruments & Components	3.8%	1.9%	2.9%	4.6%	0.0%	2.8%
Diversified Consumer Services	5.1%	0.0%	2.6%	2.7%	0.0%	1.6%
Containers & Packaging	0.0%	5.2%	2.5%	0.0%	1.3%	0.5%
Oil, Gas & Consumable Fuels	0.0%	5.2%	2.5%	0.0%	0.0%	0.0%
Building Products	2.6%	1.9%	2.3%	2.6%	0.0%	1.6%
IT Services	0.0%	4.0%	1.9%	0.0%	4.1%	1.6%
Construction Materials	1.2%	1.2%	1.9%	1.1%	4.4%	0.7%
Health Care Equipment & Supplies	1.9%	1.4%	1.6%	2.2%	1.2%	1.8%
Insurance	3.1%	0.0%	1.6%	3.1%	2.6%	2.9%
Food & Staples Retailing	0.0%	3.1%	1.5%	0.0%	6.2%	2.5%
Metals & Mining	0.0%	3.1%	1.5%	0.0%	0.0%	0.0%
Consumer Finance	2.7%	0.0%	1.4%	3.0%	0.9%	2.1%
Internet Software & Services	0.4%	2.2%	1.2%	3.0%	0.0%	1.8%
Professional Services	2.1%	0.0%	1.1%	3.5%	0.0%	2.1%
Paper & Forest Products	2.2%	0.0%	1.1%	2.2%	0.0%	1.3%
Transportation Infrastructure	1.9%	0.0%	1.0%	2.0%	0.0%	1.2%
Pharmaceuticals	0.0%	1.8%	0.8%	0.0%	2.6%	1.0%
Internet & Catalog Retail	0.0%	1.5%	0.7%	0.0%	2.2%	0.9%
Biotechnology	0.0%	1.3%	0.6%	0.0%	2.2%	0.8%
Auto Components	0.0%	1.1%	0.5%	0.0%	2.9%	1.2%
Real Estate Management & Development	0.0%	0.7%	0.4%	0.0%	2.5%	1.0%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.8%
Thrifts & Mortgage Finance	0.0%	0.5%	0.2%	0.0%	2.0%	0.8%
Other(1)	5.2%	7.9%	6.6%	4.8%	7.8%	5.9%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

	September 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Software	6.3%	12.0%	8.8%	2.8%	8.4%	4.8%
Machinery	11.8%	4.7%	8.7%	10.7%	2.2%	7.7%
Energy Equipment & Services	13.1%	1.7%	8.2%	11.2%	7.5%	9.8%
Health Care Providers & Services	6.7%	6.1%	6.4%	7.4%	9.0%	7.9%
Media	6.5%	6.1%	6.3%	7.4%	6.5%	7.1%
Commercial Services & Supplies	9.7%	0.0%	5.5%	13.5%	0.9%	9.0%
Specialty Retail	5.7%	4.1%	5.0%	3.8%	5.2%	4.3%
Construction & Engineering	5.7%	2.6%	3.8%	6.0%	0.0%	5.5%
Food Products	0.0%	8.7%	3.7%	0.0%	4.0%	1.4%
Hotels, Restaurants & Leisure	4.1%	2.6%	3.5%	2.5%	7.2%	4.2%
Diversified Consumer Services	6.0%	0.0%	3.4%	3.7%	0.0%	2.4%
Chemicals	0.0%	6.7%	2.9%	0.0%	3.8%	1.3%
Electronic Equipment, Instruments & Components	3.0%	2.1%	2.6%	3.7%	0.0%	2.4%
Containers & Packaging	0.0%	5.2%	2.2%	0.0%	1.3%	0.5%
Oil, Gas & Consumable Fuels	0.0%	5.2%	2.2%	0.0%	0.0%	0.0%
IT Services	0.0%	4.0%	1.7%	0.0%	3.8%	1.4%
Construction Materials	0.8%	1.2%	1.7%	0.8%	4.5%	0.5%
Internet Software & Services	1.1%	2.2%	1.6%	5.8%	0.0%	3.7%
Insurance	2.4%	0.0%	1.4%	2.6%	2.6%	2.6%
Trading Companies & Distributors	2.4%	0.0%	1.4%	2.6%	0.0%	1.7%
Food & Staples Retailing	0.0%	3.1%	1.3%	0.0%	6.3%	2.2%
Metals & Mining	0.0%	3.1%	1.3%	0.0%	0.0%	0.0%
Consumer Finance	2.1%	0.0%	1.2%	2.5%	0.9%	1.9%
Paper & Forest Products	2.0%	0.0%	1.1%	2.2%	0.0%	1.4%
Transportation Infrastructure	1.8%	0.0%	1.1%	2.0%	0.0%	1.3%
Professional Services	1.7%	0.0%	1.0%	2.2%	0.0%	1.4%
Pharmaceuticals	0.0%	1.8%	0.9%	0.0%	2.8%	1.0%
Internet & Catalog Retail	0.0%	1.5%	0.7%	0.0%	2.2%	0.8%
Biotechnology	0.0%	1.3%	0.6%	0.0%	2.1%	0.7%
Auto Components	0.0%	1.0%	0.4%	0.0%	3.0%	1.1%
Real Estate Management & Development	0.0%	0.7%	0.3%	0.0%	2.6%	0.9%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.7%
Thrifts & Mortgage Finance	0.0%	0.5%	0.2%	0.0%	2.1%	0.7%
Other(1)	7.1%	11.2%	8.6%	6.6%	9.1%	7.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

        Our LMM, Middle Market and Other Portfolio investments carry a number of risks including, but not limited to: (1) investing in LMM, Middle Market and Other Portfolio companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in LMM, Middle Market and Other Portfolio companies.

 PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company. Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations. Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us. Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment. All new LMM portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of September 30, 2012 and December 31, 2011:

	September 30, 2012		December 31, 2011
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(dollars in thousands)
1	$179,037	38.3%	$125,505	30.2%
2	109,039	23.3%	119,234	28.7%
3	151,742	32.5%	152,910	36.7%
4	27,782	5.9%	17,765	4.3%
5	—	0.0%	250	0.1%

Totals	$467,600	100.0%	$415,664	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.1 as of September 30, 2012 and 2.2 as of December 31, 2011.

        For the total investment portfolio, as of September 30, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost, excluding the investment in the affiliated Investment Manager. As of December 31, 2011, we had one investment with positive fair value on non-accrual status, which comprised less than 0.1% of the total portfolio investments at fair value and, together with another fully impaired investment, comprised approximately 0.9% of the total portfolio investments at cost, in each case excluding the investment in the affiliated Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

 DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended September 30, 2012 and September 30, 2011

	Three Months Ended September 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Total investment income	$23.0	$17.1	$5.9	34%
Total expenses	(7.5)	(6.7)	(0.8)	11%

Net investment income	15.5	10.4	5.1	50%
Net realized gain (loss) from investments	0.5	1.4	(0.9)	NM

Net realized income	16.0	11.8	4.2	36%
Net change in unrealized appreciation	20.2	2.8	17.4	626%
Income tax provision	(4.2)	(0.1)	(4.1)	NM

Net increase in net assets resulting from operations attributable to common stock	$32.0	$14.5	$17.5	121%

	Three Months Ended September 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Net investment income	$15.5	$10.4	$5.1	50%
Share-based compensation expense	0.7	0.6	0.1	21%

Distributable net investment income(a)	16.2	11.0	5.2	48%
Net realized gain (loss) from investments	0.5	1.4	(0.9)	NM

Distributable net realized income(a)	$16.7	$12.4	$4.3	35%

Distributable net investment income per share—Basic and diluted(a)(b)	$0.51	$0.46	$0.05	11%

Distributable net realized income per share—Basic and diluted(a)(b)	$0.53	$0.52	$0.01	2%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. We believe presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
For the three months ended September 30, 2012, per share amounts reflect MSCC ownership of 100% of the equity interests in MSC II in connection with the completion of the Final MSC II Exchange during the first quarter of 2012. For the three months ended September 30, 2011, per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II not owned by Main Street.

  Investment Income

        For the three months ended September 30, 2012, total investment income was $ 23.0 million, a 34% increase over the $17.1 million for the corresponding period of 2011. This comparable period increase was principally attributable to (i) a $5.0 million increase in interest income from higher average levels of portfolio debt investments and (ii) a $0.7 million increase in dividend income from portfolio equity investments. The increase in investment income included a $0.8 million increase in investment income associated with higher levels of accelerated prepayment activity for certain portfolio debt investments and marketable securities investments in comparison to the third quarter of 2011.

  Expenses

        For the three months ended September 30, 2012, total expenses increased by approximately $0.8 million to $7.5 million from $6.7 million in the corresponding period of 2011. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $0.2 million as a result of increased costs associated with the expansion of the Credit Facility subsequent to September 30, 2011 and (ii) higher compensation and other operating expenses of $0.4 million related to the increases in investment income and the investment portfolio compared to the corresponding period of 2011. The ratio of total operating expenses, excluding interest expense, as a percentage of average total assets for the three months ended September 30, 2012 was 1.6% on an annualized basis, compared to 1.9% on an annualized basis for the corresponding period of 2011.

  Distributable Net Investment Income

        Distributable net investment income for the three months ended September 30, 2012 increased 48% to $16.2 million, or $0.51 per share, compared with $11.0 million, or $0.46 per share, in the corresponding period of 2011. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the third quarter of 2012 reflects (i) an increase of approximately $0.02 per share from the comparable period in 2011 in investment income attributable to higher levels of accelerated prepayment activity for certain portfolio debt investments and marketable securities investments and (ii) a greater number of average shares outstanding compared to the corresponding period in 2011 primarily due to the October 2011 and June 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the three months ended September 30, 2012 was $15.5 million, or a 50% increase, compared to net investment income of $10.4 million during the corresponding period of 2011. The increase in net investment income was principally attributable to the increase in total investment income partially offset by the higher interest and other operating expenses discussed above.

  Distributable Net Realized Income

        Distributable net realized income for the three months ended September 30, 2012 increased 35% to $16.7 million, or $0.53 per share, compared with distributable net realized income of $12.4 million, or $0.52 per share, in the corresponding period of 2011. This increase was primarily attributable to the higher level of total distributable net investment income in the third quarter of 2012 compared to the corresponding period of 2011, offset by a $0.9 million decrease in net realized gains during the third quarter of 2012 compared to the corresponding period of 2011.

  Net Realized Income

        The $5.1 million increase in net investment income for the three months ended September 30, 2012 as discussed above, offset by the $0.9 million decrease in net realized gains from investments during the same period, resulted in a $4.2 million increase in net realized income compared with the corresponding period of 2011.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock was $32.0 million, or $1.01 per share, in the third quarter of 2012, representing an increase of 121% compared with $14.5 million, or $0.62 per share, in the corresponding period of 2011. This $17.5 million increase was the result of the increase in distributable net realized income discussed above, plus differences in the net change in unrealized appreciation and the income tax provision. The $20.2 million net change in unrealized appreciation during the third quarter of 2012 was principally attributable to (i) unrealized appreciation on 19 LMM portfolio investments totaling $21.1 million, partially offset by unrealized depreciation on 6 LMM portfolio investments totaling $1.5 million, (ii) $3.9 million of net unrealized appreciation on the Middle Market investment portfolio and (iii) accounting reversals of net unrealized appreciation of $1.6 million related to exits and repayments of portfolio debt and equity investments and Marketable securities and idle funds investments during the third quarter of 2012 and (iv) $1.9 million of net unrealized depreciation attributable to SBIC debentures held by MSC II. For the third quarter of 2012, we also recognized a net income tax provision of $4.2 million primarily related to deferred taxes on net unrealized appreciation of equity investments held in our taxable subsidiaries.

  Comparison of the nine months ended September 30, 2012 and September 30, 2011

	Nine Months Ended September 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Total investment income	$64.4	$46.6	$17.8	38%
Total expenses	(23.2)	(19.2)	(4.0)	20%

Net investment income	41.2	27.4	13.8	51%
Net realized gain from investments	5.3	1.7	3.6	NM

Net realized income	46.5	29.1	17.4	60%
Net change in unrealized appreciation from investments	40.5	16.8	23.7	141%
Income tax provision	(7.0)	(3.3)	(3.7)	113%
Noncontrolling interest	(0.1)	(0.2)	0.1	-66%

Net increase in net assets resulting from operations attributable to common stock	$79.9	$42.4	$37.5	89%

	Nine Months Ended September 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Net investment income	$41.2	$27.4	$13.8	51%
Share-based compensation expense	1.9	1.5	0.4	27%

Distributable net investment income(a)	43.1	28.9	14.2	49%
Net realized gain from investments	5.3	1.7	3.6	NM

Distributable net realized income(a)	$48.4	$30.6	$17.8	58%

Distributable net investment income per share—Basic and diluted(a)(b)	$1.50	$1.29	$0.21	16%

Distributable net realized income per share—Basic and diluted(a)(b)	$1.69	$1.37	$0.32	23%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
For the nine months ended September 30, 2012, per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II held by third parties prior to the completion of the Final MSC II Exchange during the first quarter of 2012. For the nine months ended September 30, 2011, per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II not owned by Main Street.

  Investment Income

        For the nine months ended September 30, 2012, total investment income was $64.4 million, a 38% increase over the $46.6 million for the corresponding period of 2011. This comparable period increase was principally attributable to (i) a $16.7 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities investments, (ii) a $0.7 million increase in dividend income from portfolio equity investments, and (iii) a $0.4 million increase in fee income due to the increased size of the investment portfolio. The increase in investment income included (i) $1.8 million of non-recurring investment income during the first quarter of 2012 associated with repayment and financing activities for two LMM portfolio investments, and (ii) a $1.5 million increase in investment income associated with higher levels of accelerated prepayment activity for certain Middle Market portfolio debt investments and marketable securities investments.

  Expenses

        For the nine months ended September 30, 2012, total expenses increased by approximately $4.0 million to $23.2 million from $19.2 million in the corresponding period of 2011. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $2.1 million as a result of the issuance of additional SBIC debentures during 2011 totaling $40 million and during the third quarter of 2012 totaling $5 million and increased borrowing activity under the Credit Facility, partially offset by the early repayment of $16 million in SBIC debentures during the third quarter of 2012, (ii) higher share-based compensation expense of $0.4 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $1.5 million related to the increase in investment income and the investment portfolio compared to the corresponding period of 2011. The ratio of total operating expenses, excluding interest expense, as a percentage of average total assets for the nine months ended September 30, 2012 was 1.9% on an annualized basis, compared to 2.2% on an annualized basis for the corresponding period of 2011 and 2.2% for the year ended December 31, 2011.

  Distributable Net Investment Income

        Distributable net investment income for the nine months ended September 30, 2012 increased 49% to $43.1 million, or $1.50 per share, compared with $28.9 million, or $1.29 per share, in the corresponding period of 2011. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the first nine months of 2012 reflects (i) approximately $0.06 per share of investment income attributable to higher levels of accelerated prepayment activity for certain LMM portfolio investments, (ii) approximately $0.04 per share of investment income attributable to higher levels of accelerated prepayment activity for certain Middle Market portfolio debt investments and marketable securities investments and (iii) a greater number of average shares outstanding compared to the corresponding period in 2011 primarily due to the March 2011, October 2011, and June 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the nine months ended September 30, 2012 was $41.2 million, or a 51% increase, compared to net investment income of $27.4 million during the corresponding period of 2011. The increase in net investment income was principally attributable to the increase in total investment income partially offset by the higher interest and other operating expenses discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $48.4 million, or $1.69 per share, in the first nine months of 2012 compared with distributable net realized income of $30.6 million, or $1.37 per share, in the corresponding period of 2011. This increase was due to (i) the higher level of total distributable net investment income in the first nine months of 2012 and (ii) the $3.6 million increase in total net realized gain from investments during the first nine months of 2012 compared to the corresponding period of 2011. The $5.3 million net realized gain from investments during the first nine months of 2012 was primarily attributable to (i) a $9.2 million realized gain recognized on the partial exit of equity investments in one LMM portfolio company, (ii) a realized gain of $1.7 million recognized on the full exit of equity investments in one LMM portfolio company and (iii) $1.8 million of net realized gains related to Middle Market and marketable securities investments, partially offset by (i) a $3.8 million realized loss on the full exit of debt and equity investments in two LMM portfolio companies, (ii) a $1.8 million realized loss on the full exit of equity investments in one LMM portfolio company and (iii) a $2.0 million realized loss on a debt investment related to the full exit of a LMM portfolio company.

  Net Realized Income

        The higher level of net investment income and the increase in net realized gain from investments during the nine months ended September 30, 2012, both as discussed above, resulted in a $17.4 million increase in net realized income compared with the corresponding period of 2011.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        The net increase in net assets resulting from operations attributable to common stock during the nine months ended September 30, 2012 was $79.9 million, or $2.79 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $42.4 million, or $1.94 per share, in the corresponding period of 2011. This $37.5 million increase was the result of the increase in distributable net realized income discussed above, plus differences in the net change in unrealized appreciation and the income tax provision. For the nine months ended September 30, 2012, the $40.5 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 28 LMM portfolio investments totaling $44.5 million, partially offset by unrealized depreciation on 9 LMM portfolio investments totaling $3.4 million, (ii) $8.8 million of net unrealized appreciation on the Middle Market investment portfolio, (iii) $0.7 million of net unrealized appreciation on the Other Portfolio investments and Marketable securities and idle funds investments, (iv) accounting reversals of net unrealized appreciation of $5.8 million related to portfolio debt and equity investment exits and repayments, and accounting reversals of net unrealized appreciation of $0.6 million related to Marketable securities and idle funds investments exits and repayments, both recognized during the first nine months of 2012, and (v) $3.4 million of net unrealized depreciation attributable to SBIC debentures held by MSC II. The noncontrolling interest of $0.1 million recognized during the first quarter of 2012 reflects the pro rata portion of the net increase in net assets resulting from operations for MSCII attributable to the equity interests in MSCII that were not owned by MSCC prior to MSCC's completion of the Final MSC II Exchange. For the first nine months of 2012, we also recognized a net income tax provision of $7.0 million related to deferred taxes of $6.0 million on net unrealized appreciation of equity investments held in our taxable subsidiaries and other taxes of $1.0 million primarily related to an accrual for excise tax on our estimated spillover taxable income as of September 30, 2012.

  Liquidity and Capital Resources

  Cash Flows

        For the nine months ended September 30, 2012, we experienced a net decrease in cash and cash equivalents in the amount of $23.1 million. During that period, we generated $28.9 million of cash from our operating activities, primarily from distributable net investment income, partially offset by (i) reimbursements to the Investment Manager to cover operating expenses under a support services agreement between MSCC and the Investment Manager, (ii) accretion of unearned income, (iii) net payment-in-kind interest income and (iv) semi-annual interest payments made on our SBIC debentures. We used $100.0 million in net cash from investing activities, principally including the funding of $397.9 million for portfolio company investments and the funding of $7.6 million for Marketable securities and idle funds investments, partially offset by (i) $272.0 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments and (ii) $33.5 million of cash proceeds from the sale of Marketable securities and idle funds investments. During the first nine months of 2012, $48.1 million in cash was provided by financing activities, which principally consisted of (i) $93.0 million in net cash proceeds from a public stock offering in June 2012 and (ii) $5 million in proceeds from the issuance of SBIC debentures during the third quarter of 2012, partially offset by (i) $16 million in SBIC debenture repayments during the third quarter of 2012, (ii) $28.9 million in cash dividends paid to stockholders, and (iii) $4.0 million in net repayments under the Credit Facility.

        For the nine months ended September 30, 2011, we experienced a net increase in cash and cash equivalents in the amount of $2.8 million. During that period, we generated $23.0 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) accretion of unearned income, (ii) net payment-in-kind interest income, (iii) increases in interest receivable and other assets and (iv) semi-annual interest payments made on our SBIC debentures. We used $183.7 million in net cash from investing activities for the nine months ended September 30, 2011, principally including the funding of $266.2 million for portfolio company investments and the funding of $20.0 million for Marketable securities and idle funds investments, partially offset by (i) $97.9 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments and (ii) $4.7 million of cash proceeds from the sale of Marketable securities and idle funds investments. For the first nine months of 2011, $163.5 million in cash was provided by financing activities, which principally consisted of (i) $70.3 million in net cash proceeds from a public stock offering in March 2011, (ii) $40.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $75.0 million in net borrowings under the Credit Facility, partially offset by (i) $19.4 million in cash dividends paid to stockholders and (ii) $1.7 million in deferred loan costs paid in connection with the Credit Facility and the issuance of additional SBIC debentures.

  Capital Resources

        As of September 30, 2012, we had $19.6 million in cash and cash equivalents and $2.0 million in Marketable securities and idle funds investments, and our net asset value totaled $553.2 million, or $17.49 per share. In June 2012, we completed a follow-on public stock offering in which we sold 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share (or approximately 143% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $93.0 million, after deducting underwriters' commissions and offering costs. As of September 30, 2012, we had $184.5 million of unused capacity under the Credit Facility. In May 2012, we expanded the "Credit Facility" from $235.0 million to $277.5 million. The $42.5 million increase in total commitments included commitment increases by three lenders currently participating in the Credit Facility. The amended Credit Facility contained an upsized accordion feature that allows for a further increase in total commitments under the facility up to $350.0 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. In July 2012, we further expanded the Credit Facility from $277.5 million to $287.5 million. The expansion of the Credit Facility included the addition of one new lender relationship which further diversifies the Main Street lending group to a total of nine participants. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR average rate plus 2.50% or (ii) the applicable base rate plus 1.50%. We pay unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. Subsequent to September 30, 2012, Main Street amended the Credit Facility to, among other things, extend its maturity and increase the accordion feature. See further discussion of this amendment to the Credit Facility below in Management's Discussion and Analysis—Recent Developments. At September 30, 2012, we had $103.0 million in borrowings outstanding under the Credit Facility, bearing interest at an interest rate of 2.7%. As of September 30, 2012, we were in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time with no prepayment penalty. On September 30, 2012, we, through the Funds, had $209 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average annual fixed interest rate of approximately 5.0%. The first maturity related to the SBIC debentures does not occur until 2014, and the remaining weighted average duration is approximately 6.3 years as of September 30, 2012. During the third quarter ended September 30, 2012, we voluntarily prepaid $16 million of SBIC debentures and issued $5 million of new SBIC debentures. We also maintain a commitment from the U.S. Small Business Administration that will allow us to borrow up to $16 million of new SBIC debentures to reach the $225 million SBIC leverage cap for affiliated investment funds.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of Marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM and Middle Market portfolio investment strategy. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, and diversified bond funds. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM and Middle Market portfolio investment needs, and any regulatory requirements applicable to Main Street.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our June 2012 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, or (ii) the date of our 2013 annual meeting of stockholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA-guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public stock offerings, our expanded $287.5 million Credit Facility and the increase in available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a significant impact on Main Street's financial condition and results of operations.

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At September 30, 2012, we had a total of $44.3 million in outstanding commitments comprised of (i) five commitments to fund revolving loans that had not been fully drawn and (ii) two capital commitments that had not been fully called.

  Contractual Obligations

        As of September 30, 2012, the future fixed commitments for cash payments in connection with our SBIC debentures for each of the next five years and thereafter are as follows:

	Total	2013	2014	2015	2016	2017	2018 and thereafter
	(dollars in thousands)
SBIC debentures	$209,000	$—	$6,000	$23,100	$5,000	$34,800	$140,100
Interest due on SBIC debentures	61,901	10,381	10,388	9,607	8,735	7,848	14,942

Total	$270,901	$10,381	$16,388	$32,707	$13,735	$42,648	$155,042

        As of September 30, 2012, we had $103.0 million in borrowings outstanding under our Credit Facility. The Credit Facility was scheduled to mature in September 2014. The Credit Facility contained two, one year extension options which could extend the maturity to September 2016. Subsequent to September 30, 2012, Main Street amended the Credit Facility to, among other things, extend its maturity and increase the accordion feature. See further discussion of this amendment below in Management's Discussion and Analysis—Recent Developments.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Investment Manager receives from MSC II and third parties, associated with providing investment management and other services to MSCC, certain of its subsidiaries and third parties. For the three months ended September 30, 2012 and 2011, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $2.2 million and $2.0 million, respectively. For the nine months ended September 30, 2012 and 2011, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $7.6 million and $6.3 million, respectively.

  Related Party Transactions

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At September 30, 2012, the Investment Manager had a receivable of $3.3 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

UNDERWRITING

        Under the terms and subject to the conditions contained in an underwriting agreement dated December     , 2012, the underwriters named below, for whom Raymond James & Associates, Inc. is acting as representative, have severally agreed to purchase, and we have agreed to sell to them, the number of shares of common stock indicated below:

Underwriter	Number of Shares
Raymond James & Associates, Inc.
Robert W. Baird & Co. Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, LLC
RBC Capital Markets, LLC

Total

        The underwriting agreement provides that the obligations of the underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters' over-allotment option described below) if any such shares are taken. We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.

        Our common stock is listed on the New York Stock Exchange under the symbol "MAIN."

Over-Allotment Option

        We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus supplement, to purchase up to an aggregate of                        additional shares of common stock at the public offering price set forth on the cover page hereof, less the underwriting discount. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter's name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.

Lock-Up Agreements

        We, and certain of our executive officers and directors, have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for 30 days from the date of this prospectus supplement, subject to extension upon material announcements or earnings releases. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.

 Underwriting Discounts

        The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus supplement and to certain dealers at a price that represents a concession not in excess of $            per share below the public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters.

        The following table provides information regarding the per share and total underwriting discount that we are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase up to                        additional shares from us.

	Per Share	Total without Exercise of Over-allotment	Total with Full Exercise of Over-allotment
Underwriting discount payable by us on shares sold to the public	$	$	$

        We will pay all expenses incident to the offering and sale of shares of our common stock by us in this offering. We estimate that the total expenses of the offering, excluding the underwriting discount will be approximately $200,000.

        A prospectus supplement in electronic format may be made available on the web sites maintained by one or more of the underwriters, or selling group members, if any, participating in this offering. The representative may agree to allocate a number of shares to underwriters and selling group members for the sale to their online brokerage account holders. Internet distributions will be allocated by the underwriters and selling group members that will make Internet distributions on the same basis as other allocations. The representative may agree to allocate a number of shares to underwriters for sale to their online brokerage account holders.

Price Stabilization, Short Positions and Penalty Bids

        In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

        Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.

        In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.

        Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the New York Stock Exchange, in the over-the-counter market or otherwise.

        Neither the underwriters nor we make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither the underwriters nor we make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Conflicts of Interest

        Affiliates of Raymond James & Associates, Inc., BB&T Capital Markets and RBC Capital Markets, LLC, underwriters in this offering, act as lenders and/or agents under our $287.5 million Credit Facility. Certain of the net proceeds from the sale of our common stock, not including underwriting compensation, may be paid to such affiliates of Raymond James & Associates, Inc., BB&T Capital Markets and RBC Capital Markets, LLC in connection with the repayment of debt owed under our $287.5 million Credit Facility. As a result, Raymond James & Associates, Inc., BB&T Capital Markets, RBC Capital Markets, LLC and/or their affiliates may receive more than 5% of the net proceeds of this offering, not including underwriting compensation.

        The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.

        In addition, the underwriters and/or their affiliates may from time to time refer investment banking clients to us as potential portfolio investments. If we invest in those clients, we may utilize net proceeds from this offering to fund such investments, and the referring underwriter or its affiliate may receive placement fees from its client in connection with such financing, which placement fees may be paid out of the amount funded by us.

        The addresses of the underwriters are: Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716; Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; BB&T Capital Markets, 901 East Byrd Street, Suite 410, Richmond, Virginia 23219; RBC Capital Markets, LLC, 3 World Financial Center, 200 Vesey Street, 8th Floor, New York, NY 10281.

LEGAL MATTERS

        Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Bass, Berry & Sims PLC, Memphis, Tennessee.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in the accompanying prospectus have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 333 Clay Street, 2700 Three Allen Center, Houston, Texas 77002.

AVAILABLE INFORMATION

        We have filed with the SEC a universal shelf registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

INTERIM FINANCIAL STATEMENTS

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	September 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $184,526 and $206,787 as of September 30, 2012 and December 31, 2011, respectively)	$239,917	$238,924
Affiliate investments (cost: $111,143 and $110,157 as of September 30, 2012 and December 31, 2011, respectively)	154,972	146,405
Non-Control/Non-Affiliate investments (cost: $431,991 and $275,061 as of September 30, 2012 and December 31, 2011, respectively)	439,501	270,895
Investment in affiliated Investment Manager (cost: $2,668 and $4,284 as of September 30, 2012 and December 31, 2011, respectively)	202	1,869

Total portfolio investments (cost: $730,328 and $596,289 as of September 30, 2012 and December 31, 2011, respectively)	834,592	658,093
Marketable securities and idle funds investments (cost: $1,965 and $25,935 as of September 30, 2012 and December 31, 2011, respectively)	2,038	26,242

Total investments (cost: $732,293 and $622,224 as of September 30, 2012 and December 31, 2011, respectively)	836,630	684,335
Cash and cash equivalents	19,584	42,650
Interest receivable and other assets	11,818	6,539
Deferred financing costs (net of accumulated amortization of $2,968 and $2,167 as of September 30, 2012 and December 31, 2011, respectively)	3,766	4,168

Total assets	$871,798	$737,692

LIABILITIES
SBIC debentures (par: $209,000 and $220,000 as of September 30, 2012 and December 31, 2011, respectively; par of $100,000 and $95,000 is recorded at a fair value of $85,083 and $76,887 as of September 30, 2012 and December 31, 2011, respectively)	$194,083	$201,887
Credit facility	103,000	107,000
Interest payable	1,197	3,984
Dividend payable	4,743	2,856
Deferred tax liability, net	9,426	3,776
Payable to affiliated Investment Manager	3,342	4,831
Accounts payable and other liabilities	2,853	2,170

Total liabilities	318,644	326,504
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 31,619,333 and 26,714,384 shares issued and outstanding as of September 30, 2012 and December 31, 2011, respectively)	316	267
Additional paid-in capital	464,141	360,164
Accumulated net investment income, net of cumulative dividends of $101,853 and $79,414 as of September 30, 2012 and December 31, 2011, respectively	31,289	12,531
Accumulated net realized loss from investments, net of cumulative dividends of $27,852 and $13,804 as of September 30, 2012 and December 31, 2011, respectively	(29,158)	(20,445)
Net unrealized appreciation, net of income taxes	86,566	53,194

Total Net Asset Value	553,154	405,711
Noncontrolling interest	—	5,477

Total net assets including noncontrolling interests	553,154	411,188

Total liabilities and net assets	$871,798	$737,692

NET ASSET VALUE PER SHARE	$17.49	$15.19

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$5,991	$6,286	$17,841	$18,577
Affiliate investments	4,838	3,162	14,652	8,468
Non-Control/Non-Affiliate investments	12,015	7,200	30,263	18,716

Total interest, fee and dividend income	22,844	16,648	62,756	45,761
Interest from marketable securities, idle funds and other	110	438	1,599	829

Total investment income	22,954	17,086	64,355	46,590
EXPENSES:
Interest	(3,923)	(3,716)	(11,967)	(9,882)
General and administrative	(595)	(479)	(1,757)	(1,585)
Expenses reimbursed to affiliated Investment Manager	(2,215)	(1,950)	(7,574)	(6,287)
Share-based compensation	(699)	(580)	(1,860)	(1,466)

Total expenses	(7,432)	(6,725)	(23,158)	(19,220)

NET INVESTMENT INCOME	15,522	10,361	41,197	27,370
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	122	407	(1,940)	407
Affiliate investments	—	—	5,500	—
Non-Control/Non-Affiliate investments	128	794	478	775
Marketable securities and idle funds investments	277	247	1,297	515

Total net realized gain from investments	527	1,448	5,335	1,697

NET REALIZED INCOME	16,049	11,809	46,532	29,067
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	22,096	8,162	44,120	23,653
Marketable securities and idle funds investments	(151)	(1,712)	(235)	(1,025)
SBIC debentures	(1,858)	(3,636)	(3,367)	(5,715)
Investment in affiliated Investment Manager	—	(48)	(51)	(135)

Total net change in unrealized appreciation	20,087	2,766	40,467	16,778

Income tax provision	(4,169)	(139)	(7,041)	(3,302)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,967	14,436	79,958	42,543
Noncontrolling interest	—	—	(54)	(158)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$31,967	$14,436	$79,904	$42,385

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.49	$0.44	$1.44	$1.23

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.51	$0.50	$1.62	$1.30

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$1.01	$0.62	$2.79	$1.94

DIVIDENDS PAID PER SHARE	$0.44	$0.39	$1.26	$1.16

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	31,578,742	23,194,896	28,615,877	21,824,775

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

	Common Stock				Accumulated Net Realized Loss From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2010	18,797,444	$188	$224,485	$9,262	$(20,542)	$32,142	$245,535	$4,448	$249,983
Public offering of common stock, net of offering costs	4,025,000	40	70,274	—	—	—	70,314	—	70,314
Share-based compensation	—	—	1,466	—	—	—	1,466	—	1,466
Purchase of vested stock for employee payroll tax withholding	(32,725)		(674)				(674)		(674)
Dividend reinvestment	303,659	3	5,719	—	—	—	5,722	—	5,722
Issuance of restricted stock	125,970	1	(1)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110)	(110)
Dividends to stockholders	—	—	—	(27,406)	(802)	—	(28,208)	—	(28,208)
Net increase resulting from operations	—	—	—	27,370	1,697	13,476	42,543	—	42,543
Noncontrolling interest	—	—	—	—	—	(158)	(158)	158	—

Balances at September 30, 2011	23,219,348	$232	$301,269	$9,226	$(19,647)	$45,460	$336,540	$4,496	341,036

Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188
Public offering of common stock, net of offering costs	4,312,500	43	92,950	—	—	—	92,993	—	92,993
MSC II noncontrolling interest acquisition	229,634	2	5,328	—	—	—	5,330	(5,417)	(87)
Adjustment to investment in Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)	—	(1,616)
Share-based compensation	—	—	1,860	—	—	—	1,860	—	1,860
Purchase of vested stock for employee payroll tax withholding	(40,549)	—	(1,012)	—	—	—	(1,012)	—	(1,012)
Dividend reinvestment	264,331	3	6,468	—	—	—	6,471	—	6,471
Issuance of restricted stock	139,033	1	(1)
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(114)	(114)
Dividends to stockholders	—	—	—	(22,439)	(14,048)	—	(36,487)	—	(36,487)
Net increase resulting from operations	—	—	—	41,197	5,335	33,426	79,958	—	79,958
Noncontrolling interest	—	—	—	—	—	(54)	(54)	54	—

Balances at September 30, 2012	31,619,333	$316	$464,141	$31,289	$(29,158)	$86,566	$553,154	$—	$553,154

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Nine Months Ended September 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$79,958	$42,543
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	(40,467)	(16,778)
Net realized gain from investments	(5,335)	(1,697)
Accretion of unearned income	(9,263)	(4,041)
Net payment-in-kind interest	(2,405)	(1,752)
Cumulative dividends	1,745	(1,246)
Share-based compensation expense	1,860	1,466
Amortization of deferred financing costs	802	480
Deferred taxes	5,650	3,002
Changes in other assets and liabilities:
Interest receivable and other assets	(1,160)	(1,273)
Interest payable	(2,787)	(2,274)
Payable to affiliated Investment Manager	(1,489)	3,090
Accounts payable and other liabilities	316	269
Deferred fees and other	1,428	1,238

Net cash provided by operating activities	28,853	23,027
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(397,912)	(266,247)
Principal payments received on loans and debt securities in portfolio companies	246,138	97,043
Proceeds from sale of equity investments and related notes in portfolio companies	25,869	886
Investments in marketable securities and idle funds investments	(7,596)	(20,021)
Proceeds from marketable securities and idle funds investments	33,502	4,651

Net cash used in investing activities	(99,999)	(183,688)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	92,993	70,314
Distributions to noncontrolling interest	(114)	(110)
Dividends paid to stockholders	(28,879)	(19,350)
Proceeds from issuance of SBIC debentures	5,000	40,000
Repayments of SBIC debentures	(16,000)	—
Proceeds from credit facility	170,000	144,000
Repayments on credit facility	(174,000)	(69,000)
Purchase of vested stock for employee payroll tax withholding	(1,012)	(675)
Payment of deferred loan costs and SBIC debenture fees	(571)	(1,726)
Other	663	—

Net cash provided by financing activities	48,080	163,453

Net increase (decrease) in cash and cash equivalents	(23,066)	2,792
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	42,650	22,334

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$19,584	$25,126

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	800	800	800
		Member Units (Fully diluted 41.0%)(8)		42	3,530

				842	4,330
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,900	8,013
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,270	12,953
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	850	850	850
		Member Units (Fully diluted 41.6%)(8)		1,300	7,210

				2,150	8,060
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,990	3,990
		Preferred Stock (12% cumulative)		3,000	3,000
		Member Units (Fully diluted 79.0%)		5,273	—
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,078	1,078	1,078
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	800

				13,966	8,868
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,647	4,647
		Warrants (Fully diluted 47.9%)		320	320

				4,967	4,967
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Ashland Capital IX, LLC) (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,660

				3,899	13,579
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,024	4,612	5,024
		Preferred Stock (8% cumulative)(8)		1,145	1,145
		Common Equity (Fully diluted 34.5%)(8)		718	2,620

				6,475	8,789
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 37.1%)(8)		589	1,610
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,825
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 94.2%)(8)		7,095	13,710

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Indianapolis Aviation Partners, LLC	Fixed Base Operator
		12% Secured Debt (Maturity—September 15, 2014)	4,275	4,081	4,124
		Warrants (Fully diluted 30.1%)		1,129	1,650

				5,210	5,774
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,769	1,769	1,769
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,836	1,836	1,836
		Member Units (Fully diluted 60.8%)(8)		811	1,750

				4,416	5,355
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2014)	1,946	1,946	1,946
		Preferred Stock (non-voting)		502	502
		Warrants (Fully diluted 7.1%)		54	20
		Common Stock (Fully diluted 70.0%)(8)		100	200

				2,602	2,668
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger- Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,028	1,028	1,028
		Warrants (Fully diluted 9.2%)		250	890
		Member Units (Fully diluted 42.9%)		812	930
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,490	8,808
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(9)	3,385	3,382	3,382
		18% Secured Debt (Maturity—February 1, 2013)	5,173	5,163	5,163
		Member Units (Fully diluted 44.0%)		2,975	4,195

				11,520	12,740
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	4,736	4,495	4,495
		Warrants (Fully diluted 12.5%)		252	480
		Member Units (Fully diluted 24.8%)(8)		500	960

				5,247	5,935
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,158	11,890
		Warrants (Fully diluted 12.2%)		817	1,420
		Member Units (Fully diluted 43.2%)(8)		2,900	5,030

				14,875	18,340
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	5,778	5,771	5,778
		Common Stock (Fully diluted 48.0%)		1,080	8,470

				6,851	14,248
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	5,191	5,141	5,191
		Member Units (Fully diluted 43.7%)(8)		1,250	1,880

				6,391	7,071

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

PPL RVs, Inc.	Recreational Vehicle Dealer
		11.1% Secured Debt (Maturity—June 10, 2015)	8,460	8,399	8,460
		Common Stock (Fully diluted 51.1%)		2,150	5,480

				10,549	13,940
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,897	4,750
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,576	3,518	3,576
		Warrants (Fully diluted 14.6%)		1,200	3,860
		Member Units (Fully diluted 22.6%)		1,863	6,150

				10,478	18,336
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,700	3,490	3,490
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,242	3,490
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,079	1,077	1,077
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,639	5,572	5,572
		Warrants (Fully diluted 52.3%)		896	—
		Member Units (Non-voting)		200	—

				7,745	6,649
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,272	1,267	1,272
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	4,053	4,020	4,053
		Member Units (Fully diluted 50.0%)(8)		1,000	6,120

				6,287	11,445
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	2,840
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2013)	1,000	996	996
		8% Secured Debt (Maturity—January 31, 2016)	1,454	1,441	1,441
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,271	5,271
		Warrants (Fully diluted 10.0%)		1,209	1,180
		Common Stock (Fully diluted 15.5%)		2,500	2,430

				11,417	11,318
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,152	3,092	3,092
		Series A Preferred Stock (Fully diluted 50.9%)		3,000	3,280
		Common Stock (Fully diluted 19.1%)		3,706	100

				9,798	6,472
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	998	998
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,246	5,229	5,229
		Warrants (Fully diluted 46.6%)		600	180

				6,827	6,407

Subtotal Control Investments (28.7% of total investments at fair value)				184,526	239,917

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	3,890
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,744	4,744
		Warrants (Fully diluted 7.5%)		200	200

				4,944	4,944
Compact Power Equipment Centers LLC	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)	3,631	3,611	3,611
		8% PIK Secured Debt (Maturity—December 31, 2012)	36	36	36
		Series A Member Units (8% cumulative) (Fully diluted 0.8%)(8)		904	904
		Member Units (Fully diluted 10.6%)		1	1

				4,552	4,552
Daseke, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	6,620
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	10,000	9,489	9,489
		Warrants (Fully diluted 22.5%)		400	400

				9,889	9,889
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	7,750
Indianhead Pipeline Services, LLC	Pipeline Support Services
		12% Secured Debt (Maturity—February 6, 2017)	9,950	9,313	9,313
		Preferred Equity (Fully diluted 8.0%)(8)		1,638	1,638
		Warrants (Fully diluted 10.6%)		459	459
		Member Units (Fully diluted 4.1%)		1	1

				11,411	11,411
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,773	11,773
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,340

				14,373	15,113
IRTH Holdings, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	3,755	3,706	3,755
		Member Units (Fully diluted 22.3%)		850	4,110

				4,556	7,865
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		12.5% Secured Debt (Maturity—September 28, 2017)	9,000	8,910	9,000
		Member Units (Fully diluted 17.9%)(8)		341	5,500

				9,251	14,500

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Laurus Healthcare, LP	Management of Outpatient Cardiac Cath Labs
		Class A and C Units (Fully diluted 13.1%)(8)		80	12,400
Olympus Building Services, Inc.	Custodial / Facilities Services
		10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	3,231	3,140	3,140
		15% PIK Secured Debt (Maturity—March 27, 2014)	1,107	1,107	1,107
		Warrants (Fully diluted 22.5%)		470	—

				4,717	4,247
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—October 18, 2012)	1,500	1,425	1,425
		Preferred Stock (7% cumulative) (Fully diluted 5.75%)(8)		1,662	1,662
		Warrants (Fully diluted 4.0%)		830	640

				3,917	3,727
OPI International Ltd.(12)	Oil and Gas Construction Services
		Common Equity (Fully diluted 11.5%)		1,370	4,970
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,454	3,454
		Warrants (Fully diluted 24.0%)		758	758

				4,212	4,212
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	11,923	11,746	11,923
		Common Stock (Fully diluted 15.5%)		1,375	1,842

				13,121	13,765
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	14,595	14,169	14,595
		Warrants (Fully diluted 9.8%)		887	3,040

				15,336	17,915
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,500	4,410	4,410
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,412	1,412
		Member Units (Fully diluted 11.1%)		1,000	1,000

				6,822	6,822

Subtotal Affiliate Investments (18.5% of total investments at fair value)				111,143	154,972

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Affinity Videonet, Inc.	Video Conferencing and Managed Services
		9% Secured Debt (Maturity—December 31, 2015)	700	699	699
		13% Secured Debt (Maturity—December 31, 2015)	2,000	1,926	2,000
		13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)	487	487	487
		Warrants (Fully diluted 2.6%)		63	300

				3,175	3,486
Ameritech College Operations, LLC	For-Profit Nursing and Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,938	5,938
American Gaming Systems, LLC	Developer, Manufacturer, and Operator of Gaming Machines
		11.5% Secured Debt (Maturity—August 23, 2016)	8,846	8,653	8,653
Associated Asphalt Partners, LLC(10)	Liquid Asphalt Supplier
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,400	9,245	9,258
B. J. Alan Company	Retailer and Distributor of Consumer Fireworks
		12% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,070	9,975	9,975
Blackboard, Inc.(10)	Education Software Provider
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	2,978	2,881	3,008
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,848	1,900

				4,729	4,908
Blue Coat Systems, Inc.(10)	Web Security and WAN Optimization
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—February 15, 2018)(9)	1,988	1,951	2,005
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 15, 2018)(9)	2,000	1,944	2,054

				3,895	4,059
Brand Connections, LLC	Venue-Based Marketing and Media
		14% Secured Debt (Maturity—April 30, 2015)	5,861	5,775	5,861
Brasa Holdings Inc.(10)	Upscale Full Service Restaurants
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—July 18, 2019)(9)	3,500	3,399	3,518
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—January 19, 2020)(9)	2,000	1,923	1,923

				5,322	5,441
Calloway Laboratories, Inc.(10)	Health Care Testing Facilities
		10.00% Current / 2.00% PIK Secured Debt (Maturity—September 30, 2014)(9)	5,015	4,886	4,886
CDC Software Corporation(10)	Enterprise Application Software
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—August 6, 2018)(9)	4,250	4,208	4,260
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,416	2,375	2,415
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,456	2,438

				4,831	4,853

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Citadel Plastics Holding, Inc.(10)	Supplier of Commodity Chemicals / Plastic Parts
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	2,993	2,965	3,015
Congruent Credit Opportunities Fund II, LP(11)(12)	Investment Partnership
		LP Interests (Fully diluted 18.75%)		12,251	12,144
Connolly Holdings Inc.(10)	Audit Recovery Software
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—July 15, 2018)(9)	2,494	2,470	2,505
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—January 15, 2019)(9)	2,000	1,961	2,025

				4,431	4,530
CST Industries(10)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,344	12,168	12,213
Diversified Machine, Inc.(10)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 1, 2016)(9)	1,740	1,709	1,710
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	5,070
Emerald Performance Materials, Inc.(10)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	3,990	3,952	4,030
Engility Corporation(10)(12)	Defense Software
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—July 18, 2017)(9)	5,000	4,952	5,012
eResearch Technology, Inc.(10)	Provider of Technology-Driven Health Research
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—June 29, 2018)(9)	3,500	3,364	3,472
EnCap Energy Fund Investments(11)(12)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,288	1,484
		LP Interests (EnCap Energy Capital Fund VIII Co—Investors, L.P.) (Fully diluted 0.3%)		358	358
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 1.1%)		254	254

				1,900	2,096
Fairway Group Acquisition Company(10)	Retail Grocery
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—August 17, 2018)(9)	4,000	3,941	4,040
Flexera Software LLC(10)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,783	3,060
Fram Group Holdings, Inc.(10)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	990	986	986
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	877

				1,982	1,863
GFA Brands, Inc.(10)(12)	Food Products
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—July 2, 2018)(9)	6,983	6,847	7,078
GMACM Borrower LLC(10)	Mortgage Originator and Servicer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	984	1,017

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Go Daddy Group, Inc.(10)	Domain Name Management
		LIBOR Plus 4.25%, Current Coupon 5.50%, Secured Debt (Maturity—December 17, 2018)(9)	7,444	7,444	7,432
Gundle/SLT Environmental, Inc.(10)	Manufacturer of Geosynthetic Lining Products
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(9)	7,932	7,852	7,862
Halcon Resources Corporation(10)(12)	Oil and Gas Exploration and Production
		9.75 Bond Secured Debt (Maturity—July 15, 2020)	5,000	5,086	5,113
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—October 1, 2012)	1,800	1,781	—
Hearthside Food Solutions, LLC(10)	Contract Food Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	4,000	3,962	4,010
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,825
Homeward Residential Holdings, Inc.(10)	Mortgage Originator and Servicer
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—August 8, 2017)(9)	750	732	762
Hupah Finance Inc.(10)	Manufacturer of Industrial Machinery
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,985	2,930	3,034
Il Fornaio Corporation(10)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,822	1,815	1,826
Ipreo Holdings LLC(10)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	5,704	5,621	5,775
iStar Financial Inc.(10)(12)	Real Estate Investment Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	2,239	2,202	2,256
Ivy Hill Middle Market Credit Fund III, Ltd.(11)(12)	Asset Management
		LIBOR Plus 6.50%, Current Coupon 6.73%, Secured Debt (Maturity—January 15, 2022)	2,000	1,675	1,905
JJ Lease Funding Corp.(10)	Apparel Retail
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(9)	2,883	2,813	2,208
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(9)	5,945	5,935	6,230
Maverick Healthcare Group LLC(10)	Home Healthcare Products and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,913	4,913	4,986
Media Holdings, LLC(10)(12)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,328	5,333

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Medpace Intermediateco, Inc.(10)	Clinical Trial Development
	and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,612	4,554	4,439
Metal Services LLC(10)	Steel Mill Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—September 29, 2017)(9)	5,697	5,592	5,729
Metropolitan Health Networks, Inc.(10)(12)	Healthcare Network
	Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(9)	1,930	1,906	1,920
		LIBOR Plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(9)	3,250	3,192	3,234

				5,098	5,154
Milk Specialties Company(10)	Processor of Nutrition
	Products
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 23, 2017)(9)	3,970	3,862	3,950
		LIBOR Plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 23, 2018)(9)	1,000	963	1,015

				4,825	4,965
Miramax Film NY, LLC(10)	Motion Picture Producer
	and Distributor
		Class B Units (Fully diluted 0.2%)		500	500
Mood Media Corporation(10)(12)	Music Programming and Broadcasting
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	2,963	2,936	2,961
Mmodal Inc.(10)	Healthcare Equipment
	and Services
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—August 16, 2019)(9)	4,000	3,948	3,975
National Healing Corporation(10)	Wound Care Management
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,419	1,505
		Common Equity (Fully diluted 0.02%)		50	50

				1,469	1,555
National Vision, Inc.(10)	Discount Optical Retailer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 2, 2018)(9)	3,242	3,194	3,286
NCI Building Systems, Inc.(10)	Non-Residential Building
	Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—May 2, 2018)(9)	2,488	2,367	2,481
NGPL PipeCo, LLC(10)	Natural Gas Pipelines and Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,000	8,858	9,188
Northland Cable Television, Inc.(10)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,812	4,705	4,697
Oberthur Technologies SA(10)(12)	Smart Card, Printing, Identity, and Cash Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	7,000	6,670	6,952
Oneida Ltd.(10)	Household Products
	Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	2,000	1,963	1,970

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Panolam Industries International, Inc.(10)	Decorative Laminate
	Manufacturer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—August 23, 2017)(9)	4,250	4,208	4,239
Phillips Plastic Corporation(10)	Custom Molder of Plastics
	and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,733	1,718	1,727
Physician Oncology Services, L.P.(10)	Provider of Radiation
	Therapy and Oncology
	Services
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(9)	942	935	918
Pierre Foods, Inc.(10)	Foodservice Supplier
		LIBOR Plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(9)	4,913	4,842	4,936
		LIBOR Plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(9)	2,000	1,945	2,018

				6,787	6,954
PL Propylene LLC(10)(12)	Propylene Producer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,990	3,917	4,055
Preferred Proppants, LLC(10)	Producer of Sand Based
	Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,957	5,832	5,674
ProQuest LLC(10)	Academic Research Portal
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,975	4,929	5,000
PRV Aerospace, LLC(10)	Aircraft Equipment
	Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	6,000	5,943	6,015
Race Point Power, LLC(10)	Electric Utilities / Power
	Generation
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(9)	2,104	2,070	2,093
Radio One, Inc.(10)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,940	2,896	2,965
Relativity Media, LLC(10)	Full-scale Film and
	Television Production
	and Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	5,000	4,912	4,912
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,272	4,994	4,994
		Class A Units (Fully diluted 0.2%)		292	292

				10,198	10,198
Sabre Industries, Inc.(10)	Manufacturer of Telecom
	Structures and
	Equipment
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—August 24, 2018)(9)	6,500	6,404	6,508
Schiff Nutrition Group, Inc.(10)(12)	Vitamin and Nutritional
	Supplement Manufacturer
	and Distributor
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—March 30, 2019)(9)	9,923	9,783	9,923
Shearer's Foods, Inc.(10)	Manufacturer of Food/
	Snacks
		12.00% Current /3.75% PIK Secured Debt Maturity—March 31, 2016)	4,385	4,311	4,539

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Sonneborn, LLC(10)	Specialty Chemicals Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,985	2,929	2,996
Sourcehov LLC(10)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,963	2,877	2,944
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,523	4,575

				7,400	7,519
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,894	4,874	4,894
The Tennis Channel, Inc.	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(9)	10,937	12,439	12,439
		Warrants (Fully diluted 0.1%)		235	235

				12,674	12,674
Tank Holding Corp.(10)	Manufacturer of Storage Tanks
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—June 28, 2019)(9)	5,909	5,794	5,924
Totes Isotoner Corporation(10)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,939	4,857	4,914
Tube City IMS Corporation(10)(12)	Steel Mill Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—March 20, 2019)(9)	995	986	1,009
UniTek Global Services, Inc.(10)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	4,391	4,275	4,331
Universal Fiber Systems, LLC	Manufacturer of Synthetic Fibers
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—June 26, 2015)	5,387	5,285	5,285
Vantage Specialties, Inc.(10)	Manufacturer of Specialty Chemicals
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	3,990	3,917	4,020
VFH Parent LLC(10)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,574	3,517	3,583
Visant Corporation(10)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,998	3,998	3,860
Vision Solutions, Inc.(10)	Computer Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,728	2,527	2,542
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,960	5,013

				7,487	7,555
Wabash National Corporation(10)(12)	Truck Trailer Manufacturer
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,985	5,937	6,060
Walter Investment Management Corp.(10)(12)	Real Estate Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(9)	2,550	2,509	2,576
Waupaca Foundry, Inc.(10)	Iron Foundries
		LIBOR Plus 7.25%, Current Coupon 8.50%, Secured Debt (Maturity—June 29, 2017)(9)	4,250	4,168	4,282

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

September 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Wilton Brands LLC(10)	Specialty Housewares Retailer
		LIBOR Plus 6.25%, Current Coupon 7.50%, Secured Debt (Maturity—August 30, 2018)(9)	2,000	1,960	2,023
Wireco Worldgroup Inc.(10)	Synthetic Lifting Products
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—February 15, 2017)(9)	2,500	2,476	2,544
Willis Group, LLC	Staffing and Recruitment Services
		12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	7,875	7,750	7,875
Wolverine Healthcare Analytics, Inc.(10)	Healthcare Analytics Provider
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—July 6, 2019)(9)	3,491	3,424	3,527
Wyle Services Corporation(10)	Specialized Engineering and Technical Services
		LIBOR Plus 3.50%, Current Coupon 5.00%, Secured Debt (Maturity—March 26, 2017)(9)	3,000	2,985	3,011
Zilliant Incorporated	Price Optimization and Margin Management Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,823	6,823
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,894	7,894

Subtotal Non-Control/Non-Affiliate Investments (52.5% of total investments at fair value)				431,991	439,501

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	202

Total Portfolio Investments, September 30, 2012				730,328	834,592

Marketable Securities and Idle Funds Investments
	Investments in Marketable Securities and Diversified, Registered Bond Funds
General Motors Company(12)
		Preferred stock (0.59% cumulative)(8)		255	190
Toll Road Investors Partnership II, LP Bond(12)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,710	1,848

Subtotal Marketable Securities and Idle Funds Investments (0.3% of total investments at fair value)				1,965	2,038

Total Investments, September 30, 2012				$732,293	$836,630

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other Portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	1,400	1,399	1,400
		Member Units (Fully diluted 41.0%)(8)		42	3,430

				1,441	4,830
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,623	8,290	8,528
		Warrants (Fully diluted 21.0%)		1,193	3,380
		Common Stock (Fully diluted 9.6%)		1,177	1,560

				10,660	13,468
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	1,750	1,750	1,750
		Member Units (Fully diluted 40.8%)(8)		1,300	5,570

				3,050	7,320
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	3,770	3,749	3,749
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,115	1,115	1,115
		Member Units (Fully diluted 79.0%)		4,773	1,050
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	800

				10,262	6,714
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	4,431	4,406	4,406
		Warrants (Fully diluted 47.9%)		320	560

				4,726	4,966
Currie Acquisitions, LLC	Retail Electric Bikes
		12% Secured Debt (Maturity—March 1, 2015)	4,750	4,112	4,750
		Warrants (Fully diluted 47.3%)		2,566	100

				6,678	4,850
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Maturity—June 30, 2017)	1,185	1,185	1,185
		Member Units (Fully diluted 34.2%)(8)		2,980	9,840

				4,165	11,025
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,507	4,938	5,230
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Warrants (Fully diluted 34.5%)		718	2,240

				6,737	8,551

Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,410
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,625
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 92.5%)(8)		7,092	12,337
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		12% Secured Debt (Maturity—September 15, 2014)	4,270	4,003	4,120
		Warrants (Fully diluted 30.1%)		1,129	1,650

				5,132	5,770

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	2,260	2,260	2,260
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	2,345	2,345	2,345
		Member Units (Fully diluted 60.8%)(8)		811	1,750

				5,416	6,355
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2012)	2,000	1,984	1,984
		Preferred Stock (non-voting)		510	510
		Warrants (Fully diluted 7.1%)		54	—
		Common Stock (Fully diluted 70.0%)		100	210

				2,648	2,704
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,670	3,670	3,670
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,062	1,062	1,062
		Warrants (Fully diluted 9.2%)		250	890
		Member Units (Fully diluted 42.9%)		812	930
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,294	8,612
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(9)	3,385	3,376	3,376
		18% Secured Debt (Maturity—February 1, 2013)	5,173	5,142	5,142
		Member Units (Fully diluted 46.3%)(8)		2,975	4,195

				11,493	12,713
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	5,500	5,183	5,183
		Warrants (Fully diluted 12.5%)		252	252
		Member Units (Fully diluted 24.8%)		500	500

				5,935	5,935

NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,041	11,041
		Warrants (Fully diluted 12.2%)		817	817
		Member Units (Fully diluted 43.2%)		2,900	2,900

				14,758	14,758
NTS Holdings, Inc.	Trench and Traffic Safety Equipment Rental and Sales
		12% Secured Debt (Maturity—April 30, 2015)	5,770	5,742	5,742
		Preferred Stock (12% cumulative, compounded quarterly)(8)		11,918	11,918
		Common Stock (Fully diluted 72.3%)		1,621	2,140

				19,281	19,800
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	7,974	7,950	7,950
		Common Stock (Fully diluted 48.0%)		1,080	2,270

				9,030	10,220
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 3% PIK Secured Debt (Maturity—January 6, 2016)	6,160	6,089	6,089
		Member Units (Fully diluted 43.7%)		1,250	1,250

				7,339	7,339

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

PPL RVs, Inc.	Recreational Vehicle Dealer
		18% Secured Debt (Maturity—June 10, 2015)	4,235	4,186	4,235
		Common Stock (Fully diluted 51.1%)		2,150	3,980

				6,336	8,215
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,766	4,080
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,507	3,450	3,507
		Warrants (Fully diluted 14.6%)		1,200	2,110
		Member Units (Fully diluted 25.0%)		2,000	3,600

				10,416	13,297
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,470	3,227	3,227
		Warrants (Fully diluted 20.0%)		202	100
		Member Units (Fully diluted 40.0%)		550	200

				3,979	3,527
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,045	1,041	1,041
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,406	5,294	5,294
		Warrants (Fully diluted 47.1%)		896	—
		Member Units (Non-voting)		200	—

				7,431	6,335

Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014) (9)	1,272	1,266	1,266
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	4,053	4,010	4,053
		Member Units (Fully diluted 50.0%)(8)		1,000	5,660

				6,276	10,979
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,290
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2013)	1,000	987	987
		8% Secured Debt (Maturity—January 31, 2016)	1,721	1,705	1,705
		13% Secured Debt (Maturity—January 31, 2016)	5,400	4,387	4,387
		Warrants (Fully diluted 10.0%)		1,209	1,209
		Common Stock (Fully diluted 15.5%)		2,500	2,500

				10,788	10,788
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,000	2,935	2,935
		Series A Prefered Stock (Fully diluted 33.3%)	—	3,000	3,000
		Common Stock (Fully diluted 36.7%)		3,706	—

				9,641	5,935
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013) (9)	1,000	996	996
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	4,299	4,270	4,270
		Warrants (Fully diluted 46.6%)		600	400

				5,866	5,666

Subtotal Control Investments (34.9% of total investments at fair value)				206,787	238,924

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		9% Secured Debt (Maturity—May 31, 2012)	3,046	3,039	3,039
		Warrants (Fully diluted 19.6%)		50	3,100

				3,089	6,139
Compact Power Equipment Centers LLC	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)	2,855	2,831	2,831
		8% PIK Secured Debt (Maturity—December 31, 2011)	108	108	108
		Series A Member Units (8% cumulative)(8)		853	853
		Member Units (Fully diluted 10.6%)		1	1

				3,793	3,793
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		12% Secured Debt (Maturity—November 20, 2014)	8,000	7,065	8,000
		8.75% Secured Debt (Maturity—April 18, 2016)	750	750	750
		Warrants (Fully diluted 4.9%)		1,250	10,360
		Common Stock (Fully diluted 2.4%)		1,335	4,890

				10,400	24,000
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	10,500	9,897	9,897
		Warrants (Fully diluted 22.5%)		400	400

				10,297	10,297
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	5,990
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	10,000	9,228	9,228
		Warrants (Fully diluted 9.0%)		600	600

				9,828	9,828
IRTH Holdings, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	5,084	5,006	5,084
		Member Units (Fully diluted 22.3%)		850	2,480

				5,856	7,564
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		10% Secured Debt (Maturity—March 31, 2012)	15	15	15
		14% Secured Debt (Maturity—January 23, 2014)	5,250	5,250	5,250
		Member Units (Fully diluted 18.8%)(8)		341	2,800

				5,606	8,065
Laurus Healthcare, LP	Management of Outpatient Cardiac Cath Labs
		9% Secured Debt (Maturity—May 12, 2016)	5,850	5,850	5,850
		Class A and C Units (Fully diluted 13.1)%(8)		80	5,430

				5,930	11,280
Olympus Building Services, Inc.	Custodial / Facilities Services
		10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	2,434	2,306	2,306
		15% PIK Secured Debt (Maturity—March 27, 2014)	994	994	994
		Warrants (Fully diluted 22.5%)		470	70

				3,770	3,370

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—October 18, 2012)	1,500	916	916
		Preferred Stock (7% cumulative) (Fully diluted 5.75%)(8)		1,577	1,577
		Warrants (Fully diluted 4.0%)		830	830

				3,323	3,323
OPI International Ltd.(12)	Oil and Gas Construction Services
		12% Secured Debt (Maturity—November 30, 2015)	11,520	10,882	11,130
		Warrants (Fully diluted 8.0%)		500	4,100

				11,382	15,230
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,367	3,367
		Warrants (Fully diluted 24.0%)		758	758

				4,125	4,125
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	3,000	2,941	2,941
		Common Stock (Fully diluted 14.7%)		950	950

				3,891	3,891
Schneider Sales Management, LLC	Sales Consulting and Training
		13% Secured Debt (Maturity—October 15, 2013)	3,568	3,488	250
		Warrants (Fully diluted 20.0%)		45	—

				3,533	250
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	168	168	168
		12% Secured Debt (Maturity—June 16, 2016)	13,475	13,008	13,340
		Warrants (Fully diluted 9.8%)		887	2,720

				14,063	16,228
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	5,500	5,374	5,374
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,412	1,412
		Member Units (Fully diluted 11.1%)		1,000	1,000

				7,786	7,786
Walden Smokey Point, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	4,220
WorldCall, Inc.	Telecommunication / Information Services
		13% Secured Debt (Maturity—April 22, 2012)	646	646	646
		Common Stock (Fully diluted 10.0%)		297	—

				943	646

Subtotal Affiliate Investments (21.4% of total investments at fair value)				110,157	146,405

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Academy, Ltd.(10)	Sporting Goods Stores
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—August 3, 2018)(9)	3,000	2,989	2,977
Affinity Videonet, Inc.	Video Conferencing and Managed Services
		13% Secured Debt (Maturity—December 31, 2015)	2,000	1,914	2,000
		13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)	1,132	1,125	1,125
		Warrants (Fully diluted 2.6%)		63	63

				3,102	3,188
API Technologies Corp.(10)	Manufacturer of Electrical Components and Equipment
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 27, 2016)(9)	2,486	2,406	2,374
Arrowhead General Insurance Agency, Inc.(10)	Insurance
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—March 4, 2017)(9)	3,970	3,900	3,932
		LIBOR Plus 9.5%, Current Coupon 11.25%, Secured Debt (Maturity—September 30, 2017)(9)	2,000	1,944	2,010

				5,844	5,942
ATI Acquisition I Corp.(10)	Physical Therapy Facilities
		LIBOR Plus 5.50%, Current Coupon 7.50%, Secured Debt (Maturity—March 11, 2016)(9)	2,849	2,812	2,725
Bourland and Leverich Supply Co., LLC(10)	Distributor of Oil and Gas Tubular Goods
		LIBOR Plus 9.00%, Current Coupon 11.00%, Secured Debt (Maturity—August 19, 2015)(9)	4,191	4,028	4,065
Brand Connections, LLC	Venue-Based Marketing and Media
		14% Secured Debt (Maturity—April 30, 2015)	6,761	6,639	6,639
Brickman Group Holdings, Inc.(10)	Commercial Landscape Services
		LIBOR Plus 5.50%, Current Coupon 7.25%, Secured Debt (Maturity—October 14, 2016)(9)	1,990	1,962	1,997
Business Development Corporation of America(11)(12)	Investment Management
		LIBOR Plus 3.50%, Current Coupon 3.77%, Secured Debt (Maturity—January 14, 2013)	5,900	5,900	5,900
Carestream Health, Inc.(10)	Medical Imaging Products
		LIBOR Plus 3.50%, Current Coupon 5.00%, Secured Debt (Maturity—February 25, 2017)(9)	2,985	2,704	2,690
Centerplate, Inc.(10)	Food and Catering Services
		LIBOR Plus 8.50%, Current Coupon 10.50%, Secured Debt (Maturity—September 16, 2016)(9)	2,970	2,896	2,966
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,494	2,446	2,462
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,452	2,463

				4,898	4,925
Diversified Machine, Inc.(10)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—November 28, 2017)(9)	2,000	1,960	2,001
EnCap Energy Capital Fund VIII, L.P.(11)(12)	Investment Partnership
		LP Interests (Fully diluted 0.2%)		709	709
Fairway Group Acquisition Company(10)	Retail Grocery
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 3, 2017)(9)	7,463	7,403	7,253

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Flexera Software LLC(10)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,765	2,790
Fram Group Holdings, Inc.(10)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	998	993	998
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	995	968

				1,988	1,966
Golden Nugget, LLC(10)	Hotel and Gaming
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—May 24, 2016)(9)	10,000	9,636	9,450
Gundle/SLT Environmental, Inc.(10)	Manufacturer of Geosynthetic Lining Products
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(9)	2,985	2,958	2,940
		LIBOR Plus 9.50%, Current Coupon 13.00%, Secured Debt (Maturity—November 23, 2016)(9)	4,000	3,926	3,980

				6,884	6,920
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2012)	1,800	1,781	—
Helm Financial Corporation(10)	Railcar Leasing
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—June 1, 2017)(9)	1,985	1,967	1,940
Henniges Automotive Holdings, Inc.(10)	Manufacturer of Auto Parts
		LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—October 28, 2016)(9)	2,833	2,785	2,785
HMS Income LLC(11)(12)	Investment Management
		LIBOR Plus 3.00%, Current Coupon 3.27%, Secured Debt (Maturity—December 12, 2012)	7,500	7,500	7,500
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,865
Il Fornaio Corporation(10)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,985	1,976	1,978
Ipreo Holdings LLC(10)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	4,239	4,160	4,144
Ivy Hill Middle Market Credit Fund III, Ltd.(10)(12)	Asset Management
		LIBOR Plus 6.50%, Current Coupon 6.77%, Secured Debt (Maturity—January 15, 2022)	2,000	1,659	1,658
JJ Lease Funding Corp.(10)	Apparel Retail
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(9)	3,950	3,842	3,160
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products and Services
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(9)	6,000	5,899	6,255
Lawson Software, Inc.(10)	Application Software
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—July 5, 2017)(9)	4,988	4,801	4,875
Liqui-Box, Inc.(10)	Supplier of Specialty Packaging
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—December 29, 2017)(9)	3,000	2,955	2,985
Media Holdings, LLC(10)(12)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 28, 2014)(9)	5,000	5,129	5,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Medpace Intermediateco, Inc.(10)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 17, 2017)(9)	4,975	4,905	4,726
Megapath, Inc.(10)	Communications Technology
		LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—November 3, 2015)(9)	3,600	3,541	3,546
Metropolitan Health Networks, Inc.(10)(12)	Healthcare Network Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(9)	2,000	1,971	1,940
		LIBOR Plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(9)	3,250	3,187	3,185

				5,158	5,125
Milk Specialties Company(10)	Processor of Nutrition Products
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 27, 2017)(9)	4,000	3,880	3,900
		LIBOR Plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 27, 2018)(9)	1,000	960	965

				4,840	4,865
Miramax Film NY, LLC(10)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	500
Mood Media Corporation(10)(12)	Music Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	2,985	2,956	2,779
MultiPlan, Inc.(10)	Managed Healthcare Provider
		LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(9)	2,956	2,956	2,821
National Healing Corporation(10)	Wound Care Management
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—November 30, 2017)(9)	2,750	2,614	2,653
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,411	1,433
		Common Equity (Fully diluted 0.02%)		50	50

				4,075	4,136
Northland Cable Television, Inc.(10)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,950	4,823	4,802
Ocwen Financial Corporation(10)(12)	Residential and Commercial Loan Services
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—September 1, 2016)(9)	4,750	4,660	4,685
Pacific Architects and Engineers Incorporated(10)	Provider of Contract Support Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 4, 2017)(9)	3,995	3,917	3,875
Phillips Plastic Corporation(10)	Custom Molder of Plastics and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,750	1,733	1,737

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Physician Oncology Services, L.P.(10)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(9)	942	934	904
Pierre Foods, Inc.(10)	Foodservice Supplier
		LIBOR Plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(9)	4,950	4,868	4,945
		LIBOR Plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(9)	2,000	1,939	1,995

				6,807	6,940
Preferred Proppants, LLC(10)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,000	4,877	4,889
Race Point Power, LLC(10)	Electric Utilities / Power Generation
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(9)	4,658	4,576	4,617
Radio One, Inc.(10)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,978	2,925	2,775
Shearer's Foods, Inc.(10)	Manufacturer of Food/Snacks
		12.00% Current /3.75% PIK Secured Debt (Maturity—March 31, 2016)	4,262	4,179	4,092
SonicWALL, Inc.(10)	IT Security Provider
		LIBOR Plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—January 23, 2016)(9)	1,072	1,073	1,074
Sourcehov LLC(10)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,993	2,896	2,526
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	3,000	2,872	2,505

				5,768	5,031
Speedy Cash Intermediate Holdings Corp.(10)	Consumer Finance
		10.75% Bond (Maturity—May 15, 2018)	2,000	2,000	2,010
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,963	4,940	4,628
The Tennis Channel, Inc.	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(9)	10,610	11,450	11,450
		Warrants (Fully diluted 0.1%)		235	235

				11,685	11,685
Totes Isotoner Corporation(10)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,976	4,883	4,839
Ulterra Drilling Technologies, L.P.(10)	Manufacturer of Oil and Gas Drilling Products
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	6,572	6,452	6,441
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	1,848	1,803	1,754

				8,255	8,195

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

UniTek Global Services, Inc.(10)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	6,434	6,256	6,304
VFH Parent LLC(10)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	4,180	4,103	4,195
Visant Corporation(10)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,998	3,998	3,760
Vision Solutions, Inc.(10)	Computer Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,838	2,586	2,585
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,955	4,850

				7,541	7,435
Walter Investment Management Corp.(10)(12)	Real Estate Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(9)	2,888	2,833	2,886
		LIBOR Plus 11.00%, Current Coupon 12.50%, Secured Debt (Maturity—December 30, 2016)(9)	3,000	2,944	3,036

				5,777	5,922
Willis Group, LLC	Staffing and Recruitment Services
		12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	9,000	8,824	8,824
Wyle Services Corporation(10)	Specialized Engineering and Technical Services
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(9)	3,735	3,715	3,657
Yankee Cable Acquisition, LLC(10)	Broadband Service Provider
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—August 26, 2016)(9)	3,950	3,902	3,900

Subtotal Non-Control/Non-Affiliate Investments (39.6% of total investments at fair value)				275,061	270,895

Main Street Capital Partners, LLC (Investment Manager) (0.3% of total investments at fair value)	Asset Management
		100% of Membership Interests		4,284	1,869

Total Portfolio Investments, December 31, 2011				596,289	658,093

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

(in thousands)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments	Investments in Marketable Securities and Diversified, Registered Bond Funds
A. M. Castle & Co. Bond(12)
		12.75% Bond (Maturity—December 15, 2016)	3,000	2,896	3,015
Fairfield Redevelopment Bond(12)
		9.50% Bond (Maturity—March 1, 2021)	3,085	3,132	3,254
General Motors Company(12)
		Preferred stock (0.59% cumulative)(8)		255	175
Industry Bond(12)
		8.00% Bond (Maturity—January 1, 2020)	3,500	3,668	3,763
Pretium Packaging Bond
		11.50% Bond (Maturity—April 1, 2016)	4,500	4,515	4,410
San Diego Redevelopment Bond(12)
		7.38% Bond (Maturity—September 1, 2037)	275	275	284
Stanton Redevelopment Tax Bond(12)
		9.00% Bond (Maturity—December 1, 2021)	980	1,012	1,024
Stora Enso OYJ Bond(12)
		7.25% Bond (Maturity—April 15, 2036)	5,700	4,596	4,646
Toll Road Investors Partnership II, LP Bond(12)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,620	1,940
United Refining Company Bond
		10.50% Bond (Maturity—February 28, 2017)	3,990	3,966	3,731

Subtotal Marketable Securities and Idle Funds Investments (3.8% of total investments at fair value)				25,935	26,242

Total Investments, December 31, 2011				$622,224	$684,335

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other Portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three and nine months ended September 30, 2012 and 2011, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. Portfolio investments, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Other Portfolio investments and investment in the Investment Manager but excludes all "Marketable securities and idle funds investments" (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of Main Street's portfolio investment composition and definitions for the terms LMM, Middle Market and Other Portfolio). The Investment Manager is accounted for as a portfolio investment (see Note D) and is not consolidated with MSCC and its consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.9.). Main Street's results of operations for the three and nine months ended September 30, 2012 and 2011, cash flows for the nine months ended September 30, 2012 and 2011, and financial position as of September 30, 2012 and December 31, 2011, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including certain investments previously classified as Marketable securities and idle funds investments that are now considered a part of the Middle Market portfolio and are now classified as "Non-Control/Non-Affiliate investments", as defined below.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and nine months ended September 30, 2012 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2011. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

        Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Portfolio Investments

        Main Street accounts for its LMM portfolio investments, Middle Market portfolio investments, Other Portfolio investments and investment in the Investment Manager at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its LMM portfolio debt investments using a yield-to-maturity model.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies as well as debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale. LMM companies generally have no established trading market while Middle Market securities generally have established markets that are not active. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. For LMM portfolio investments, Main Street reviews external events, including private mergers, sales and acquisitions

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

involving comparable companies, and includes these events in the valuation process. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" LMM portfolio investments are composed of debt and equity securities for which Main Street has a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control LMM portfolio investments. For control LMM portfolio investments, Main Street determines the fair value using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the various components of the portfolio company's capital structure. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street's control LMM portfolio investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt investments. For non-control LMM debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once in every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 36 LMM portfolio companies for the nine months ended September 30, 2012, representing approximately 63% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of September 30, 2012.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments and are composed of securities for which Main Street does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses an approach similar to the income approach using a yield-to-maturity model used to value its non-control LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments and are composed of securities for which Main Street generally does not have a controlling interest in the portfolio company or the ability to nominate a majority of the portfolio company's board of directors. Main Street's Other Portfolio investments comprise 1.9% of Main Street's investment portfolio at fair value. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. For its Other Portfolio equity investments, Main Street determines the fair value based on the fair value of the portfolio company as determined by independent third parties and based on Main Street's proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing. To the extent observable

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

inputs are not available for its Other Portfolio debt investments, Main Street values these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value its non-control LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for certain portfolio investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its portfolio investments consistent with the 1940 Act requirements. Main Street believes its portfolio investments as of September 30, 2012 and December 31, 2011 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence on those reporting dates.

2.     Interest and Dividend Income

        Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

        Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any unpaid dividends are added to the balance of the preferred equity investment. The actual collection of these dividends may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

interest and cumulative dividends in cash. For the three months ended September 30, 2012 and 2011, (i) approximately 4.5%, and 3.7%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 0.4%, and 2.3%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash. For the nine months ended September 30, 2012 and 2011, (i) approximately 3.9%, and 3.9%, respectively, of Main Street's total investment income was attributable to PIK interest income not paid currently in cash and (ii) approximately 0.3%, and 2.7%, respectively, of Main Street's total investment income was attributable to cumulative dividend income not paid currently in cash.

        As of September 30, 2012, Main Street had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost, in each case, excluding the investment in the affiliated Investment Manager. As of December 31, 2011, Main Street had one investment with positive fair value on non-accrual status, which comprised less than 0.1% of the total portfolio investments at fair value and, together with another fully impaired investment, comprised approximately 0.9% of the total portfolio investments at cost, in each case excluding the investment in the affiliated Investment Manager.

3.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

4.     Unearned Income—Debt Origination Fees, Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. When Main Street purchases a debt security at a discount to the par value of the debt security, Main Street records the par value of the debt security net of the discount, and the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

discount is accreted into interest income based on the effective interest method over the life of the debt investment. When Main Street purchases a debt security at a premium to the par value of the debt security, Main Street records the premium as incremental to the par value of the debt security, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt. To maintain RIC tax treatment (as discussed below in Note B.6.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income. For the three months ended September 30, 2012 and 2011, (i) approximately 4.0%, and 3.6%, respectively, of Main Street's total investment income was attributable to interest income not paid currently in cash on the accretion of discounts associated with debt investments. For the nine months ended September 30, 2012 and 2011, (i) approximately 3.8%, and 3.4%, respectively, of Main Street's total investment income was attributable to interest income not paid currently in cash on the accretion of discounts associated with debt investments.

5.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

6.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

7.     Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses.

8.     Concentration of Credit Risks

        Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

9.     Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, and diversified bond funds, and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 2 observable inputs.

        The SBIC debentures provide a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for those SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer. In order to provide for a more consistent basis of presentation, Main Street has elected and will continue to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

10.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities, the net earnings of MSC II attributable to the remaining externally owned noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire all of the minority portion of MSC II's equity interests not already owned by MSCC. The following table provides a reconciliation of Net Investment Income and Net Realized Income attributable to common stock by excluding amounts related to the noncontrolling interest in MSC II that remained owned by non-Main Street entities for the three and nine months ended September 30, 2012 and 2011.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)
Net Investment Income	$15,522	$10,361	$41,197	$27,370
Noncontrolling interest share of Net Investment Income	—	(179)	(62)	(560)

Net Investment Income attributable to common stock	15,522	10,182	41,135	26,810
Total net realized gain from investments	527	1,448	5,335	1,697
Noncontrolling interest share of net realized (gain) from investments	—	(47)	(3)	(48)

Net Realized Income attributable to common stock	$16,049	$11,583	$46,467	$28,459

Net Investment Income per share— Basic and diluted	$0.49	$0.44	$1.44	$1.23

Net Realized Income per share— Basic and diluted	$0.51	$0.50	$1.62	$1.30

Weighted average shares outstanding— Basic and diluted	31,578,742	23,194,896	28,615,877	21,824,775

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

11.   Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a significant impact on Main Street's financial condition and results of operations.

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, unrealized appreciation and depreciation related to such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of September 30, 2012 and December 31, 2011, Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of September 30, 2012, and all but one LMM portfolio investment was categorized as Level 3 as of December 31, 2011.

        As of September 30, 2012 and December 31, 2011, Main Street's Middle Market portfolio investments and Marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments primarily consisted of observable inputs in non-active markets. As a result, most of Main Street's Middle Market portfolio investments and all of Main Street's Marketable securities and idle funds investments were categorized as Level 2 as of September 30, 2012 and December 31, 2011. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value, Main Street categorized such investments as Level 3 as of September 30, 2012 and December 31, 2011.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        As of September 30, 2012 and December 31, 2011, Main Street's Other Portfolio debt investments consisted of investments in secured debt investments. The fair value determination for certain Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of September 30, 2012 and December 31, 2011. For those Other Portfolio debt investments for which sufficient observable inputs were not available to determine fair value, Main Street categorized such investments as Level 3 as of September 30, 2012 and December 31, 2011.

        As of September 30, 2012 and December 31, 2011, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of September 30, 2012 and December 31, 2011.

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

  •
  Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

  •
  Current and projected financial condition of the portfolio company;

  •
  Current and projected ability of the portfolio company to service its debt obligations;

  •
  Type and amount of collateral, if any, underlying the investment;

  •
  Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

  •
  Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

  •
  Pending debt or capital restructuring of the portfolio company;

  •
  Projected operating results of the portfolio company;

  •
  Current information regarding any offers to purchase the investment;

  •
  Current ability of the portfolio company to raise any additional financing as needed;

  •
  Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

  •
  Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

  •
  Qualitative assessment of key management;

  •
  Contractual rights, obligations or restrictions associated with the investment; and

  •
  Other factors deemed relevant.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM debt securities and Other Portfolio debt securities are (i) risk adjusted discount factors used in the yield-to-maturity valuation technique (described in Note B.1.—Valuation of Portfolio Investments) and (ii) adjustment factors to estimate the percentage of expected principal recovery. Significant increases (decreases) in any of these yield valuation inputs in isolation would result in a significantly lower (higher) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral, and not presented in the table below.

        The following table is not intended to be all-inclusive, but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of September 30, 2012:

Type of Investment	Fair Value as of September 30, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
Equity investments	$196,482	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	14.9%
		Market comparable /Enterprise Value	EBITDA multiple(1)	4.0x - 7.0x(2)	5.4x
Debt investments	$323,418	Discounted cash flow	Risk adjusted discount factor	7.0% - 20.5%(2)	13.9%

Total Level 3 investments	$519,900		Adjustment factors	0.0% - 100.0%	99.5%

(1)
EBITDA may include proforma adjustments and/or other addbacks based on specific circumstances related to each investment and does not include investments for which an EBITDA multiple was not used as a fair value input.

(2)
Range excludes outliers that are greater than one standard deviation from the mean.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the nine months ended September 30, 2012 (amounts in thousands):

Type of Investment	Fair Value as of December 31, 2011	Transfers Into Level 3 Hierarchy	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	Other	Fair Value as of September 30, 2012
Debt	$260,190	$33,067	$(89,810)	$111,363	$938	$2,410	$5,260	$323,418
Equity	113,920	709	(17,758)	26,144	(453)	35,102	12,902	170,566
Equity warrants	43,269	235	(10,581)	8,450	(6,599)	3,840	(12,900)	25,714
Investment Manager(2)	1,869	—	(1,616)	—	—	(51)	—	202

	$419,248	$34,011	$(119,765)	$145,957	$(6,114)	$41,301	$5,262	$519,900

(1)
Includes the impact of non-cash conversions.

(2)
Reflects the adjustment to the investment in the Investment Manager in connection with the acquisition of the remaining externally owned MSC II equity interests.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        As of September 30, 2012 and December 31, 2011, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally does not intend to repay its SBIC debentures prior to maturity.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each debenture using the yield valuation technique described above. Significant increases (decreases) in the yield valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table is not intended to be all-inclusive but, rather, provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures at fair value as of September 30, 2012 (amounts in thousands):

	Fair Value as of September 30, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$85,083	Discounted cash flow	Estimated market interest rates	7.9% - 9.2%	8.7%

        The following table provides a summary of changes for the Level 3 SBIC Debentures recorded at fair value for the nine months ended September 30, 2012 (amounts in thousands):

Type of Instrument	Fair Value as of December 31, 2011	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	Fair Value as of September 30, 2012
SBIC Debentures at fair value	$76,887	$—	$5,000	$3,196	$85,083

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        At September 30, 2012 and December 31, 2011, Main Street's investments and SBIC Debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At September 30, 2012	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$467,600	$—	$—	$467,600
Middle Market portfolio investments	350,646	—	312,787	37,859
Other Portfolio investments	16,144		1,905	14,239
Investment in affiliated Investment Manager	202	—	—	202

Total portfolio investments	834,592	—	314,692	519,900
Marketable securities and idle funds investments	2,038	—	2,038	—

Total investments	$836,630	$—	$316,730	$519,900

SBIC Debentures at fair value	$85,083	$—	$—	$85,083

		Fair Value Measurements
		(in thousands)
At December 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$415,664	$—	$11,685	$403,979
Middle Market portfolio investments	226,451	—	226,451	—
Other Portfolio investments	14,109		709	13,400
Investment in affiliated Investment Manager	1,869	—	—	1,869

Total portfolio investments	658,093	—	238,845	419,248
Marketable securities and idle funds investments	26,242	—	26,242	—

Total investments	$684,335	$—	$265,087	$419,248

SBIC Debentures at fair value	$76,887	$—	$—	$76,887

        For the nine months ended September 30, 2012, there were eight portfolio company investment transfers from the Level 2 to the Level 3 fair value hierarchy, totaling $35.6 million at fair value and $35.8 million at cost as of September 30, 2012.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

Portfolio Investment Composition

        Main Street's lower middle market ("LMM") portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million, and its LMM investments generally range in size from $5 million to $25 million. The LMM debt investments are typically secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion and its Middle Market investments generally range in size from $3 million to $15 million. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In the Other Portfolio, Main Street may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could be highly concentrated among several portfolio companies. For the three and nine month periods ended September 30, 2012 and 2011, Main Street did not record (i) investment income from any LMM portfolio company in excess of 10% of total LMM investment income, (ii) investment income from any Middle Market portfolio company in excess of 10% of total Middle Market investment income or (iii) investment income from any single portfolio company in excess of 10% of total investment income.

        As of September 30, 2012, Main Street had debt and equity investments in 57 LMM portfolio companies with an aggregate fair value of $467.6 million, with a total cost basis of approximately $365.9 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.7%. Approximately 78% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies as of September 30, 2012. At September 30, 2012, Main Street had equity ownership in approximately 88% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 32%. As of December 31, 2011, Main Street had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million, with a total cost basis of

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

approximately $349.0 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of September 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        As of September 30, 2012, Main Street had Middle Market portfolio investments in 79 companies collectively totaling approximately $350.7 million in fair value with a total cost basis of approximately $345.9 million. The weighted average revenues for the 79 Middle Market portfolio company investments was approximately $518 million. Main Street's Middle Market portfolio investments are primarily in the form of debt investments and 88% of such debt investments at cost were secured by first priority liens on portfolio company assets as of September 30, 2012. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 8.6% as of September 30, 2012. As of December 31, 2011, Main Street had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011. The weighted average annual yields were computed using the effective interest rates for all debt investments as of September 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of September 30, 2012, Main Street had Other Portfolio investments in 3 companies collectively totaling approximately $16.1 million in fair value and $15.8 million in cost basis. As of December 31, 2011, Main Street had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        For the nine months ended September 30, 2012, there was one portfolio company investment transfer from the Middle Market portfolio investment category to the Other Portfolio investment category totaling $1.9 million at fair value and $1.7 million at cost as of September 30, 2012.

        The following table summarizes the composition of Main Street's LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio at cost and fair value by type of investment as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

Market investment portfolio as of September 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	September 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	73.9%	88.2%	80.8%	69.5%	81.8%	74.4%
Equity	18.3%	0.2%	9.5%	20.5%	0.2%	12.5%
Second lien debt	3.7%	10.1%	6.9%	5.0%	18.0%	10.1%
Equity warrants	4.1%	0.0%	2.1%	5.0%	0.0%	3.0%
Other	0.0%	1.5%	0.7%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	September 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	58.1%	88.1%	71.0%	57.7%	81.7%	66.2%
Equity	32.8%	0.2%	18.8%	29.0%	0.3%	18.8%
Second lien debt	3.0%	10.2%	6.1%	4.4%	18.0%	9.2%
Equity warrants	6.1%	0.0%	3.5%	8.9%	0.0%	5.8%
Other	0.0%	1.5%	0.6%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        The following table shows Main Street's LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle Market investment portfolio as of September 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	September 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	39.0%	17.5%	28.5%	47.8%	16.4%	35.4%
West	32.5%	13.2%	23.1%	31.9%	13.7%	24.7%
Midwest	15.1%	28.0%	21.4%	9.0%	21.6%	14.0%
Northeast	5.7%	26.7%	15.9%	3.9%	32.6%	15.2%
Southeast	7.7%	10.3%	9.0%	7.4%	15.7%	10.7%
Other	0.0%	4.3%	2.1%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

	September 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	44.1%	17.5%	32.7%	52.1%	16.2%	39.3%
West	29.9%	13.2%	22.7%	28.9%	13.8%	23.6%
Midwest	14.5%	28.2%	20.4%	8.7%	21.9%	13.4%
Northeast	5.2%	26.6%	14.3%	3.9%	32.4%	14.0%
Southeast	6.3%	10.2%	8.0%	6.4%	15.7%	9.7%
Other	0.0%	4.3%	1.9%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        Main Street's LMM and Middle Market portfolio investments are in companies conducting business in a variety of industries. The following tables show the composition of Main Street's LMM portfolio investments, Middle Market portfolio investments, and total combined LMM and Middle Market portfolio investments by industry at cost and fair value as of September 30, 2012 and

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	September 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Software	7.0%	11.9%	9.4%	2.8%	8.4%	5.0%
Media	8.1%	6.1%	7.2%	8.7%	6.6%	7.9%
Machinery	8.8%	4.7%	6.8%	9.9%	2.1%	6.9%
Specialty Retail	8.5%	4.3%	6.4%	5.3%	5.6%	5.4%
Energy Equipment & Services	10.1%	1.7%	6.1%	9.2%	7.5%	8.5%
Commercial Services & Supplies	11.4%	0.0%	5.9%	15.4%	0.9%	9.7%
Health Care Providers & Services	4.3%	6.1%	5.2%	6.5%	9.1%	7.5%
Food Products	0.0%	8.6%	4.2%	0.0%	3.9%	1.6%
Hotels, Restaurants & Leisure	4.5%	2.6%	3.6%	2.1%	7.2%	4.1%
Chemicals	0.0%	6.7%	3.3%	0.0%	3.8%	1.5%
Construction & Engineering	5.1%	2.7%	3.2%	5.3%	0.0%	5.0%
Electronic Equipment, Instruments & Components	3.8%	1.9%	2.9%	4.6%	0.0%	2.8%
Diversified Consumer Services	5.1%	0.0%	2.6%	2.7%	0.0%	1.6%
Containers & Packaging	0.0%	5.2%	2.5%	0.0%	1.3%	0.5%
Oil, Gas & Consumable Fuels	0.0%	5.2%	2.5%	0.0%	0.0%	0.0%
Building Products	2.6%	1.9%	2.3%	2.6%	0.0%	1.6%
IT Services	0.0%	4.0%	1.9%	0.0%	4.1%	1.6%
Construction Materials	1.2%	1.2%	1.9%	1.1%	4.4%	0.7%
Health Care Equipment & Supplies	1.9%	1.4%	1.6%	2.2%	1.2%	1.8%
Insurance	3.1%	0.0%	1.6%	3.1%	2.6%	2.9%
Food & Staples Retailing	0.0%	3.1%	1.5%	0.0%	6.2%	2.5%
Metals & Mining	0.0%	3.1%	1.5%	0.0%	0.0%	0.0%
Consumer Finance	2.7%	0.0%	1.4%	3.0%	0.9%	2.1%
Internet Software & Services	0.4%	2.2%	1.2%	3.0%	0.0%	1.8%
Professional Services	2.1%	0.0%	1.1%	3.5%	0.0%	2.1%
Paper & Forest Products	2.2%	0.0%	1.1%	2.2%	0.0%	1.3%
Transportation Infrastructure	1.9%	0.0%	1.0%	2.0%	0.0%	1.2%
Pharmaceuticals	0.0%	1.8%	0.8%	0.0%	2.6%	1.0%
Internet & Catalog Retail	0.0%	1.5%	0.7%	0.0%	2.2%	0.9%
Biotechnology	0.0%	1.3%	0.6%	0.0%	2.2%	0.8%
Auto Components	0.0%	1.1%	0.5%	0.0%	2.9%	1.2%
Real Estate Management & Development	0.0%	0.7%	0.4%	0.0%	2.5%	1.0%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.8%
Thrifts & Mortgage Finance	0.0%	0.5%	0.2%	0.0%	2.0%	0.8%
Other(1)	5.2%	7.9%	6.6%	4.8%	7.8%	5.9%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

	September 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Software	6.3%	12.0%	8.8%	2.8%	8.4%	4.8%
Machinery	11.8%	4.7%	8.7%	10.7%	2.2%	7.7%
Energy Equipment & Services	13.1%	1.7%	8.2%	11.2%	7.5%	9.8%
Health Care Providers & Services	6.7%	6.1%	6.4%	7.4%	9.0%	7.9%
Media	6.5%	6.1%	6.3%	7.4%	6.5%	7.1%
Commercial Services & Supplies	9.7%	0.0%	5.5%	13.5%	0.9%	9.0%
Specialty Retail	5.7%	4.1%	5.0%	3.8%	5.2%	4.3%
Construction & Engineering	5.7%	2.6%	3.8%	6.0%	0.0%	5.5%
Food Products	0.0%	8.7%	3.7%	0.0%	4.0%	1.4%
Hotels, Restaurants & Leisure	4.1%	2.6%	3.5%	2.5%	7.2%	4.2%
Diversified Consumer Services	6.0%	0.0%	3.4%	3.7%	0.0%	2.4%
Chemicals	0.0%	6.7%	2.9%	0.0%	3.8%	1.3%
Electronic Equipment, Instruments & Components	3.0%	2.1%	2.6%	3.7%	0.0%	2.4%
Containers & Packaging	0.0%	5.2%	2.2%	0.0%	1.3%	0.5%
Oil, Gas & Consumable Fuels	0.0%	5.2%	2.2%	0.0%	0.0%	0.0%
IT Services	0.0%	4.0%	1.7%	0.0%	3.8%	1.4%
Construction Materials	0.8%	1.2%	1.7%	0.8%	4.5%	0.5%
Internet Software & Services	1.1%	2.2%	1.6%	5.8%	0.0%	3.7%
Insurance	2.4%	0.0%	1.4%	2.6%	2.6%	2.6%
Trading Companies & Distributors	2.4%	0.0%	1.4%	2.6%	0.0%	1.7%
Food & Staples Retailing	0.0%	3.1%	1.3%	0.0%	6.3%	2.2%
Metals & Mining	0.0%	3.1%	1.3%	0.0%	0.0%	0.0%
Consumer Finance	2.1%	0.0%	1.2%	2.5%	0.9%	1.9%
Paper & Forest Products	2.0%	0.0%	1.1%	2.2%	0.0%	1.4%
Transportation Infrastructure	1.8%	0.0%	1.1%	2.0%	0.0%	1.3%
Professional Services	1.7%	0.0%	1.0%	2.2%	0.0%	1.4%
Pharmaceuticals	0.0%	1.8%	0.9%	0.0%	2.8%	1.0%
Internet & Catalog Retail	0.0%	1.5%	0.7%	0.0%	2.2%	0.8%
Biotechnology	0.0%	1.3%	0.6%	0.0%	2.1%	0.7%
Auto Components	0.0%	1.0%	0.4%	0.0%	3.0%	1.1%
Real Estate Management & Development	0.0%	0.7%	0.3%	0.0%	2.6%	0.9%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.7%
Thrifts & Mortgage Finance	0.0%	0.5%	0.2%	0.0%	2.1%	0.7%
Other(1)	7.1%	11.2%	8.6%	6.6%	9.1%	7.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

        At September 30, 2012 and December 31, 2011, Main Street had no LMM investments that were greater than 10% of its total LMM investment portfolio at fair value, no Middle Market investments that were greater than 10% of its total Middle Market investment portfolio at fair value and no portfolio investments that were greater than 10% of the total investment portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSC II management fees that were not acquired in the Exchange Offer. Upon completion of the Final MSC II Exchange in the first quarter of 2012, the investment in the Investment Manager was further reduced to reflect MSCC's acquisition of all of the MSC II equity and the related MSC II management fees. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties (the "External Services"). During May of 2012, MSCC and the Investment Manager executed an investment sub-advisory agreement to provide certain investment advisory services to HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"). HMS Income is a newly-formed BDC whose registration statement on Form N-2 was declared effective by the Securities and Exchange Commission (the "SEC") on June 4, 2012.

        The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the same valuation methodologies applied to determine the original valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As part of the Exchange Offer Transactions, the investment in the Investment Manager was reduced by $15.3 million and such reduction was recorded against "Additional paid-in capital" as an adjustment to the original valuation recorded as part of the Formation Transactions. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment management, advisory and consulting contracts attributable to third parties, absent obtaining additional recurring cash flows from performing External Services for other external investment entities or other third parties.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed each quarter by MSCC for its cash operating expenses, less fees that the Investment Manager receives from MSC II and third parties, associated with providing investment management and other services to MSCC, certain of its subsidiaries and third parties. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. The expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $2.2 million and $2.0 million, respectively, for the three months ended September 30, 2012 and 2011 and $7.6 million and $6.3 million, respectively, for the nine months ended September 30, 2012 and 2011.

        In its separate stand-alone financial statements as summarized below, as part of the Formation Transactions the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. The Investment Manager recognized amortization expense associated with the intangible asset of $0.3 million for each of the three months ended September 30, 2012 and 2011 and $1.0 million and $0.9 million for the nine months ended September 30, 2012 and 2011, respectively. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of September 30, 2012	As of December 31, 2011
	(in thousands)
	(Unaudited)
Cash	$142	$99
Accounts receivable	152	28
Accounts receivable—MSCC	3,342	4,831
Intangible asset (net of accumulated amortization of $5,349 and $4,392 as of September 30, 2012 and December 31, 2011, respectively)	12,652	13,608
Deposits and other	159	145

Total assets	$16,447	$18,711

Accounts payable and accrued liabilities	$3,940	$5,248
Equity	12,507	13,463

Total liabilities and equity	$16,447	$18,711

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
	(in thousands)		(in thousands)
	(Unaudited)		(Unaudited)
Management fee income from Main Street Capital II	$707	$652	$1,867	$1,805
Other management advisory fees	145	298	247	473

Total income	852	950	2,114	2,278
Salaries, benefits and other personnel costs	(1,917)	(1,955)	(6,564)	(5,832)
Occupancy expense	(89)	(85)	(254)	(248)
Professional expenses	(67)	(39)	(99)	(128)
Amortization expense—intangible asset	(325)	(299)	(956)	(877)
Other expenses	(287)	(174)	(904)	(557)
Expense reimbursement from MSCC	1,508	1,303	5,707	4,487

Total net expenses	(1,177)	(1,249)	(3,070)	(3,155)

Net Loss	$(325)	$(299)	$(956)	$(877)

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at September 30, 2012 and December 31, 2011 were $209 million and $220 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of September 30, 2012 and December 31, 2011 was 5.0% and 5.1%, respectively. The first principal maturity due under the existing SBIC debentures is in 2014, and the remaining weighted average duration as of September 30, 2012 is approximately 6.3 years. Main Street

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE E—SBIC DEBENTURES (Continued)

recognized interest expense attributable to the SBIC debentures of $2.9 million and $2.8 million, respectively, in the three months ended September 30, 2012 and 2011 and $8.7 million and $8.1 million, respectively, in the nine months ended September 30, 2012 and 2011. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of September 30, 2012, the recorded value of the SBIC debentures was $194.1 million which consisted of (i) $85.1 million recorded at fair value, or $14.9 million less than the $100 million face value of the SBIC debentures held in MSC II, and (ii) $109 million reported at face value and held in MSMF. As of September 30, 2012, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $179.2 million, or $29.8 million less than the $209 million face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        In May 2012, Main Street amended its credit facility (the "Credit Facility") to expand the commitments from $235.0 million to $277.5 million to provide additional liquidity in support of future investment and operational activities. The $42.5 million increase in total commitments included commitment increases by three lenders currently participating in the Credit Facility under the accordion feature of the Credit Facility. In July 2012, Main Street expanded its commitments under its three-year credit facility from $277.5 million to $287.5 million. The $10.0 million increase in total commitments was the result of the addition of one new lender relationship which further diversified the Main Street lending group to a total of nine participants. The amended Credit Facility contained an upsized accordion feature that allows for a further increase in total commitments under the facility up to $350 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR average rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility matured in September 2014. The Credit Facility contained two, one year extensions which could extend the maturity to September 2016. Subsequent to September 30, 2012, Main Street amended the Credit Facility to, among other things, extend its maturity and increase the accordion feature. See further discussion of this amendment to the Credit Facility at Note O—Subsequent Events. At September 30, 2012, Main Street had $103 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $1.0 million and $0.9 million, respectively, for the three months ended September 30, 2012 and 2011 and $3.3 million and $1.8 million, respectively, for the nine months ended September 30, 2012 and 2011. As of September 30, 2012, the interest rate on the Credit Facility was 2.7%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS

	Nine Months Ended September 30,
	2012	2011
Per Share Data:
Net asset value at beginning of period	$15.19	$13.06
Net investment income(1)(3)	1.44	1.23
Net realized gain (loss) from investments(1)(2)(3)	0.19	0.07
Net change in unrealized appreciation(1)(2)(3)	1.41	0.79
Income tax provision(1)(2)(3)	(0.25)	(0.15)

Net increase in net assets resulting from operations(1)	2.79	1.94
Dividends paid to stockholders	(1.26)	(1.16)
Impact of the net change in monthly dividends declared prior to the end of the period	—	(0.14)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.64	0.62
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.06	0.06
Other(4)	0.07	0.11

Net asset value at September 30, 2012 and 2011	$17.49	$14.49

Market value at September 30 2012 and 2011	$29.51	$17.76
Shares outstanding at September 30 2012 and 2011	31,619,333	23,219,348

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the earnings attributable to MSC II noncontrolling interest.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS (Continued)

	Nine Months Ended September 30,
	2012	2011
	(in thousands, except percentages)
Net asset value at end of period	$553,154	$336,540
Average net asset value	$479,451	$307,805
Average outstanding debt	$334,600	$273,000
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)(5)	6.27%	7.07%
Ratio of operating expenses to average net asset value(1)(5)	4.81%	6.03%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)(5)	2.33%	2.96%
Ratio of net investment income to average net asset value(1)(5)	8.58%	8.70%
Portfolio turnover ratio(5)	36.94%	18.93%
Total investment return(4)(5)	46.24%	3.87%
Total return based on change in net asset value(3)(5)	19.70%	17.26%

(1)
Ratios are net of amounts attributable to MSC II noncontrolling interest.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

(4)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by the registrant's dividend reinvestment plan during the period. The return does not reflect sales load.

(5)
Not annualized.

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid monthly dividends of $0.135 per share for each month of January 2012 through March 2012, monthly dividends of $0.140 per share for each month of April 2012 through June 2012 and monthly dividends of $0.145 per share for each month of July 2012 through September 2012, with such dividends totaling $13.1 million, or $0.435 per share for the three months ended September 30, 2012, and $35.4 million, or $1.260 per share, for the nine months ended September 30, 2012. During September 2012, Main Street declared and accrued a $0.150 per share monthly dividend that was paid

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

in October 2012. For the three and nine months ended September 30, 2011, Main Street paid total monthly dividends of approximately $9.0 million, or $0.390 per share, and $25.1 million, or $1.155 per share, respectively, for each period.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the three months ended September 30, 2012 and 2011, Main Street recognized an income tax provision of $4.2 million and $0.1 million, respectively, consisting primarily of deferred tax expense related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries. For the nine months ended September 30, 2012 and 2011, Main Street recognized an income tax provision of $7.0 million and $3.3 million, respectively, consisting of deferred tax expense of $6.0 million and $3.0 million, respectively, related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries and $1.0 million and $0.3 million, respectively, for excise, state and other taxes.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the nine months ended September 30, 2012 and 2011.

	Nine Months Ended September 30,
	2012	2011
	(amounts in thousands)
	(estimated)
Net increase in net assets resulting from operations	$79,958	$42,543
Share-based compensation expense	1,860	1,466
Net realized income allocated to noncontrolling interest	(65)	(608)
Net change in unrealized appreciation on investments	(40,467)	(16,778)
Income tax provision	7,041	3,302
Pre-tax book (income) loss not consolidated for tax purposes	9,927	(421)
Book income and tax income differences, including debt origination, structuring fees, dividends, and realized gains	1,983	3,547

Estimated taxable income	60,237	33,051
Taxable income earned in prior year and carried forward for distribution in current year	6,535	586
Ordinary taxable income earned in current period and carried forward for distribution	(35,028)	(8,564)
Dividend accrued as of September 30 and paid in October	4,743	3,135

Total distributions accrued or paid to common stockholders	$36,487	$28,208

        The net deferred tax liability at September 30, 2012 and December 31, 2011 was $9.4 million and $3.8 million, respectively, and primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes.

NOTE I—COMMON STOCK

        In June 2012, Main Street completed a public stock offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less (i) underwriters' commissions of approximately $3.8 million and (ii) offering costs of approximately $0.2 million.

        In October 2011, Main Street completed a public stock offering of 3,450,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $17.50 per share, resulting in total gross proceeds of approximately $60.4 million, less (i) underwriters' commissions of approximately $2.7 million and (ii) offering costs of approximately $0.2 million.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—COMMON STOCK (Continued)

        In March 2011, Main Street completed a public stock offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total gross proceeds of approximately $73.9 million, less (i) underwriters' commissions of approximately $3.3 million and (ii) offering costs of approximately $0.2 million.

NOTE J—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the nine months ended September 30, 2012, $7.7 million of the total $36.5 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 264,331 newly issued shares and with the purchase of 52,404 shares of common stock in the open market. For the nine months ended September 30, 2011, $7.8 million of the total $25.1 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 303,659 newly issued shares and with the purchase of 117,585 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE K—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares vest over a four-year period from the grant date. The fair value is expensed over the four-year service period starting on the grant date. The following table summarizes the restricted stock issuances

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE K—SHARE-BASED COMPENSATION (Continued)

approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of September 30, 2012.

Restricted stock authorized under the plan	2,000,000
Less restricted stock granted on:
July 1, 2008	(245,645)
July 1, 2009	(99,312)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)

Restricted stock available for issuance as of September 30, 2012	1,253,985

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)

Restricted stock available for issuance as of September 30, 2012	150,266

        Main Street recognized total share-based compensation expense of $0.7 million and $0.6 million, respectively, for the three months ended September 30, 2012 and 2011 and $1.9 million and $1.5 million, respectively, for the nine months ended September 30, 2012 and 2011 related to the restricted stock issued to Main Street employees and independent directors.

        As of September 30, 2012, there was $5.7 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 3.0 years as of September 30, 2012.

NOTE L—COMMITMENTS

        At September 30, 2012, Main Street had a total of $44.3 million in outstanding commitments comprised of (i) five commitments to fund revolving loans that had not been fully drawn and (ii) two capital commitments that had not been fully called.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE M—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the nine months ended September 30, 2012 and 2011:

	Nine Months Ended September 30,
	2012	2011
	(in thousands)
Interest paid	$13,953	$11,675
Taxes paid	$561	$166
Non-cash financing activities:
Shares issued pursuant to the DRIP	$6,471	$5,722

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At September 30, 2012 and December 31, 2011, the Investment Manager had a receivable of $3.3 million and $4.8 million respectively due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

NOTE O—SUBSEQUENT EVENTS

        During October 2012, Main Street sold the majority of its LMM equity investment in Laurus Healthcare, LP ("Laurus") to a leading private equity investment firm which has made numerous growth investments within the healthcare sector. Main Street realized a gain of approximately $9.9 million on the sale. Laurus is a leader in developing and managing outpatient healthcare facilities, in partnership with physicians and hospitals, which are focused on the identification and treatment of cardiovascular disease. Main Street's cumulative secured debt investment in Laurus was fully refinanced during the second quarter of 2012. While Main Street sold the majority of its equity interest in Laurus, Main Street also retained a portion of its equity investment in Laurus through an equity ownership position in a new entity owned by the Laurus management team and the private equity investment firm.

        During November 2012, Main Street declared a special dividend of $0.35 per share for January 2013 and regular monthly dividends of $0.15 per share for each of January, February and March 2013. These regular monthly dividends equal a total of $0.45 per share for the first quarter of 2013. The first quarter 2013 regular monthly dividends represent an 11.1% increase from the dividends declared for the first quarter of 2012. Including the special dividend and the regular monthly dividends declared for the first quarter of 2013, Main Street will have paid $8.83 per share in cumulative dividends since its October 2007 initial public offering.

        During November 2012, Main Street amended the Credit Facility to extend the final maturity to five years, through September 2017. The amended Credit Facility contains an upsized accordion feature which allows Main Street to increase the total commitments under the facility up to $400 million from new or existing lenders on the same terms and conditions as the existing commitments. The Credit Facility includes an initial revolving period through September 2015 followed by a two-year term out period with a final maturity in September 2017, and contains two, one-year extension options which could extend both the revolving period and the final maturity by up to two years.

PROSPECTUS

$800,000,000

Main Street Capital Corporation

Common Stock
Preferred Stock
Warrants
Subscription Rights
Debt Securities
Units

           We may offer, from time to time in one or more offerings, up to $800,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities, subscription rights, debt securities or units, which we refer to, collectively, as the "securities." Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, and (ii) the date of our 2013 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. In addition, continuous sales of common stock below net asset value may have a negative impact on total returns and could have a negative impact on the market price of our shares of common stock. See "Sales of Common Stock Below Net Asset Value."

           Shares of closed-end investment companies such as us frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

           Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such securities, which must be delivered to each purchaser at, or prior to, the earlier of delivery of a confirmation of sale or delivery of the securities.

           We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million.

           The LMM and Middle Market securities in which we invest generally would be rated below investment grade if they were rated by rating agencies. Below investment grade securities, which are often referred to as "junk," have predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. They may also be difficult to value and are illiquid.

           Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company.

           We are an internally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

           Our common stock is listed on the New York Stock Exchange under the symbol "MAIN." On October 18, 2012, the last reported sale price of our common stock on the New York Stock Exchange was $29.80 per share, and the net asset value per share of our common stock on June 30, 2012 (the last date prior to the date of this prospectus on which we determined our net asset value per share) was $16.89.

           Investing in our securities involves a high degree of risk, and should be considered highly speculative. See "Risk Factors" beginning on page 13 to read about factors you should consider, including the risk of leverage and dilution, before investing in our securities.

           This prospectus and the accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. Please read this prospectus and the accompanying prospectus supplement before investing and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056 or by telephone at (713) 350-6000 or on our website at www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is October 19, 2012

        This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, up to $800,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under "Available Information" and "Risk Factors" before you make an investment decision.

        No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers.

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus and any prospectus supplement carefully, including the section entitled "Risk Factors."

Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

        The following diagram depicts Main Street's organizational structure:

*
Each of the Taxable Subsidiaries is directly or indirectly wholly-owned by MSCC.

Overview

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2012, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $423.6 million, with a total cost basis of approximately $340.8 million, and a weighted average annual effective yield on our LMM debt investments of approximately 15.0%. Approximately 78% of our total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of June 30, 2012. At June 30, 2012, we had equity ownership in approximately 91% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2011, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million with a total cost basis of approximately $349.0 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of June 30, 2012, we had Middle Market portfolio investments in 77 companies collectively totaling approximately $343.4 million in fair value with a total cost basis of approximately $341.8 million. The weighted average revenues for the 77 Middle Market portfolio company investments were approximately $519 million. Our Middle Market debt investments are primarily in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on portfolio company assets as of June 30, 2012. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.7% as of June 30, 2012. As of December 31, 2011, we had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of June 30, 2012, we had Other Portfolio investments in 4 companies collectively totaling approximately $23.6 million in fair value and $23.4 million in cost basis. As of December 31, 2011, we had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and six months ended June 30, 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.9% and 2.0% respectively, on an annualized basis, compared to 2.3% and 2.4% respectively, on an annualized basis for the three and six months ended June 30, 2011 and 2.2% for the year ended December 31, 2011.

        In addition, during May of 2012, we and the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc., a newly-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP. We are initially providing such investment advisory services to HMS Adviser, LP, but ultimately intend that the Investment Manager provide such services because the fees we receive from such arrangement have negative consequences on our ability to meet the source-of-income requirement necessary for us to maintain our RIC tax treatment. We will need to obtain certain relief from the SEC before the Investment Manager is permitted to provide these services to HMS Adviser, LP, and there can be no assurance that we will obtain such relief.

        You should be aware that investments in our portfolio companies carry a number of risks including, but not limited to, investing in companies which may have limited operating histories and financial resources and other risks common to investing in below investment grade debt and equity investments in private, smaller companies. Please see "Risk Factors—Risks Related to Our Investments" for a more complete discussion of the risks involved with investing in our portfolio companies.

        Our principal executive offices are located at 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056, and our telephone number is (713) 350-6000. We maintain a website at http://www.mainstcapital.com. Information contained on our website is not incorporated by reference into this prospectus or any prospectus supplement, and you should not consider that information to be part of this prospectus or any prospectus supplement.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective. Please see "Business—Business Strategies" for a more complete discussion of our business strategies.

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  Delivering Customized Financing Solutions in the Lower Middle Market.  We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation.

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  Focusing on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams.

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  Leveraging the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and middle market companies.

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  Investing Across Multiple Companies, Industries, Regions and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets.

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  Capitalizing on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments.

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  Benefiting from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt.

Risk Factors

        Investing in our securities involves a high degree of risk. You should consider carefully the information found in "Risk Factors," including the following risks:

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  Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

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  Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

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  Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors.

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  In addition, the market for Middle Market portfolio investments is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors.

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  Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

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  We may face increasing competition for investment opportunities.

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  Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

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  The Funds are licensed by the SBA, and therefore subject to SBA regulations.

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  Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

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    We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders.

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  We will be subject to corporate level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

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  We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital.

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  We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income, including from amortization of original issue discount, contractual payment-in-kind, or PIK, interest, contractual preferred dividends, or amortization of market discount. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis.

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  Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

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  Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

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  Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment. Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

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  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

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  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

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  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

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  Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

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  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

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  Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

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  We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

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  The market price of our securities may be volatile and fluctuate significantly.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments. Please see "Business—Investment Criteria" for a more complete discussion of our investment criteria.

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  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests.

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  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Recent Developments

        During October 2012, we sold the majority of our LMM equity investment in Laurus Healthcare, LP ("Laurus")to a leading private equity investment firm which has previously made numerous growth investments within the healthcare sector. We realized a gain of approximately $9.9 million on the sale. Laurus is a leader in developing and managing outpatient healthcare facilities, in partnership with physicians and hospitals, which are focused on the identification and treatment of cardiovascular disease. We made our initial investment in Laurus during 2004, which consisted of a first lien, secured debt investment with equity warrant participation. Subsequent to the initial investment in Laurus, Main Street made several follow on debt investments to support Laurus in various acquisition and internal growth initiatives. Our cumulative secured debt investment in Laurus was fully refinanced during the second quarter of 2012. While we sold the majority of our equity interest in Laurus, we also retained a portion of our equity investment through a new entity owned by the Laurus management team and the private equity investment firm.

        During August 2012, we completed a follow on investment in an existing LMM portfolio company, SAMBASafety Holdings, L.L.C. ("Samba"), totaling $9.4 million in invested capital. The follow on investment consisted of $9.0 million in first lien, senior secured debt and a $0.4 million equity investment and funded an acquisition and additional working capital needs of Samba. Headquartered in Albuquerque, New Mexico, Samba is a provider of fleet compliance software and services to car and truck fleet owners, employment screeners, and automotive retailers.

        During August 2012, we completed a new LMM portfolio investment in Indianhead Pipeline Services, LLC ("Indianhead Pipeline"). The investment consists of $10.0 million in first lien, senior secured debt with equity warrant participation and a $1.7 million direct equity investment. Indianhead Pipeline is headquartered in Eau Claire, Wisconsin, and provides products and support services to transcontinental pipeline construction companies in North America. Indianhead Pipeline's service offering primarily consists of buoyancy control, site preparation and restoration, foam services and erosion control. Main Street partnered with Indianhead Pipeline's founder and third party investors to facilitate the recapitalization and growth financing of Indianhead Pipeline.

        In July 2012, we expanded the total commitments under our three-year credit facility (the "Credit Facility") from $277.5 million to $287.5 million. The $10.0 million increase in total commitments was the result of the addition of one new lender relationship which further diversifies our lending group to a total of nine participants. The recent increase in total commitments was executed under the accordion feature of the Credit Facility which allows us to increase the total commitments under the facility up to $350 million from new and existing lenders on the same terms and conditions as the existing commitments. The recent increase in total commitments under the Credit Facility provides us with access to additional financing capacity in support of our future investment and operational activities.

        During July 2012, we declared monthly dividends of $0.15 per share for each of October, November and December 2012. These monthly dividends equal a total of $0.45 per share for the fourth quarter of 2012.

The Offering

        We may offer, from time to time, up to $800,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

        Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

        Set forth below is additional information regarding the offering of our securities:

Use of proceeds	We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. See "Use of Proceeds."

New York Stock Exchange symbol	"MAIN"
Dividends	Our dividends and other distributions, if any, will be determined by our Board of Directors from time to time.
Our ability to declare dividends depends on our earnings, our overall financial condition (including our liquidity position), maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. From our IPO through the third quarter of 2008 we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders.
When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes. In the future, our distributions may include a return of capital.
Taxation	MSCC has elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.
Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See "Material U.S. Federal Income Tax Considerations."
Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an "opt out" reinvestment plan. As a result, if we declare dividends, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive dividends in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."
Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Sales of common stock below net asset value	The offering price per share of our common stock, less any underwriting commissions or discounts, will not be less than the net asset value per share of our common stock at the time of the offering, except (i) with the requisite approval of our common stockholders or (ii) under such other circumstances as the Securities and Exchange Commission may permit. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, and (ii) the date of our 2013 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In addition, we cannot issue shares of our common stock below net asset value unless our Board of Directors determines that it would be in our and our stockholders' best interests to do so. Sales by us of our common stock at a discount from our net asset value pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. See "Sales of Common Stock Below Net Asset Value."
Available Information	We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, or the "Exchange Act." You can inspect any materials we file with the SEC, without charge, at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at 1300 Post Oak Boulevard, Suite 800, Houston, TX 77056, by telephone at (713) 350-6000 or on our website at http://www.mainstcapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC's website is http://www.sec.gov. Information contained on our website or on the SEC's website about us is not incorporated into this prospectus, and you should not consider information contained on our website or on the SEC's website to be part of this prospectus.

 FEES AND EXPENSES

        The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by "you," "us" or "Main Street," or that "we" will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)	—%	(1)
Offering expenses (as a percentage of offering price)	—%	(2)
Dividend reinvestment plan expenses	—%	(3)

Total stockholder transaction expenses (as a percentage of offering price)	—%	(4)
Annual Expenses (as a percentage of net assets attributable to common stock):
Operating expenses	2.86%	(5)
Interest payments on borrowed funds	2.89%	(6)
Income tax expense	1.18%	(7)
Acquired fund fees and expenses	0.08%	(8)

Total annual expenses	7.01%

(1)
In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)
In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)
The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)
Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)
Operating expenses in this table represent the estimated expenses of MSCC and its consolidated subsidiaries, plus the estimated expenses of the Investment Manager as if it were consolidated with MSCC for accounting purposes. The Investment Manager is accounted for as a portfolio investment and is not consolidated with MSCC and its consolidated subsidiaries. See Note D to our consolidated financial statements for a detailed discussion of the financial and other arrangements between MSCC and its consolidated subsidiaries and the Investment Manager.

(6)
Interest payments on borrowed funds represent our estimated annual interest payments on borrowed funds based on current debt levels as adjusted for projected increases (but not decreases) in debt levels over the next twelve months.

(7)
Income tax expense relates to the accrual of (a) deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries and (b) excise, state and other taxes. Deferred taxes are non-cash in nature and may vary significantly from period to period. We are required to include deferred taxes in calculating our annual expenses even though deferred taxes are not currently payable. Due to the variable nature of deferred tax expense, which is a large portion of the income tax expense, and the difficulty in providing an estimate for future periods, this income tax expense estimate is based upon the actual amount of income tax expense for the year ended December 31, 2011.

(8)
Acquired fund fees and expenses represent the estimated indirect expense incurred due to investments in other investment companies and private funds.

Example

        The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5.0% annual return	$69	$204	$333	$634

        The example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by (i) the market price per share of our common stock at the close of trading on the dividend payment date in the event that we use newly issued shares to satisfy the share requirements of the dividend reinvestment plan or (ii) the average purchase price of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

RISK FACTORS

        Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline or the value of our other securities may decline, and you may lose all or part of your investment.

Risks Relating to Economic Conditions

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

        The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

        Although we have been able to secure access to additional liquidity, including through the Credit Facility, periodic follow-on equity offerings, and the increase in available leverage through the SBIC program as part of the American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill"), the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Risks Relating to Our Business and Structure

Our investment portfolio is and will continue to be recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

        Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of fair value. Typically, there is not a public market for the securities of the privately held LMM companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value based on inputs from management, a nationally recognized independent advisor (on a rotational basis) and our audit committee with the oversight, review and approval of our Board of Directors. In addition, the market for Middle Market portfolio investments is generally not a liquid market, and therefore, we primarily use observable inputs to determine the fair value of these investments quarterly through obtaining third party quotes and other independent pricing, which are reviewed by our audit committee with the oversight, review and approval of our Board of Directors. See "Business—Determination of Net Asset Value and Portfolio Valuation Process" for a more detailed description of our valuation process.

        The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares during a period in which the net asset value understates the value of our investments will receive a lower price for their shares than the value of our investments might warrant.

Our financial condition and results of operations depends on our ability to effectively manage and deploy capital.

        Our ability to achieve our investment objective of maximizing our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company, depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment team's ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

        Accomplishing our investment objective on a cost-effective basis is largely a function of our investment team's handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, members of our investment team are also called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

        Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

        We compete for investments with other investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we are forced to match our competitors' pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in LMM companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC.

We are dependent upon our key investment personnel for our future success.

        We depend on the members of our investment team, particularly Vincent D. Foster, Todd A. Reppert, Dwayne L. Hyzak, Curtis L. Hartman, David L. Magdol and Rodger A. Stout for the identification, review, final selection, structuring, closing and monitoring of our investments. These employees have significant investment expertise and relationships that we rely on to implement our business plan. Although we have entered into a non-compete agreement with Mr. Foster, we have no guarantee that he or any other employees will remain employed with us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

        Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

        The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

        We expect that members of our management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within our network, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

There are significant potential conflicts of interest which could impact our investment returns.

        Our executive officers and employees, in their capacities as personnel of the Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. In May 2012, the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, the investment advisor to HMS Income Fund, Inc., a newly-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP. Under the investment sub-advisory agreement, the Investment Manager is entitled to 50% of the fees earned by HMS Adviser under its advisory agreement with HMS Income Fund. Although, the Investment

Manager has consented to a waiver of all such fees and, as of June 30, 2012, has not received compensation under the investment sub-advisory agreement. The sub-advisory relationship requires the Investment Manager to commit resources to achieving HMS Income Fund's investment objective, while such resources were previously solely devoted to achieving our investment objective. Our investment objective and investment strategies are identical to those of HMS Income Fund and an investment appropriate for us or HMS Income Fund would be appropriate for the other entity. As a result, the Investment Manager may face conflicts in allocating investment opportunities between us and HMS Income Fund. Although the Investment Manager will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by other investment funds managed by our officers or employees, such as HMS Income Fund. In any such case, when the Investment Manager identifies an investment, it will be forced to choose which investment fund should make the investment. We have implemented an allocation policy to ensure the equitable distribution of such investment opportunities. We have applied to the SEC for exemptive relief to co-invest with HMS Income Fund, and if the relief is granted, we intend to make such co-investments in accordance with a predetermined allocation percentage approved by the independent members of each company's board of directors.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

        Our business will require capital to operate and grow. We may acquire such additional capital from the following sources:

        Senior Securities.    We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities. As a result of issuing senior securities, we will be exposed to additional risks, including the following:

  •
  Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we will be prohibited from issuing debt securities or preferred stock and/or borrowing money from banks or other financial institutions and may not be permitted to declare a dividend or make any distribution to stockholders or repurchase shares until such time as we satisfy this test.

  •
  Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

  •
  It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

  •
  We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

  •
  Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

        Additional Common Stock.    We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. See "—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

The Funds are licensed by the SBA, and therefore subject to SBA regulations.

        MSMF and MSC II, our wholly owned subsidiaries, are licensed to act as SBICs and are regulated by the SBA. The SBA also places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBA requirements may cause the Funds to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, the SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of a licensed SBIC. If the Funds fail to comply with applicable SBIC regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. Such actions by the SBA would, in turn, negatively affect us.

Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us.

        Borrowings, also known as leverage, magnify the potential for gain or loss on invested equity capital. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. We, through the Funds, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of the Funds that are superior to the claims of our securities holders. We may also borrow from banks and other lenders, including under our Credit Facility, and may issue debt securities or enter into other types of borrowing arrangements in the future. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Capital Resources" for a discussion regarding our Credit Facility. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique.

        As of June 30, 2012, we, through the Funds, had $220 million of outstanding indebtedness guaranteed by the SBA, which had a weighted average annualized interest cost of approximately 5.1%

(exclusive of deferred financing costs). The debentures guaranteed by the SBA have a maturity of ten years, with a current weighted average remaining maturity of 6.2 years as of June 30, 2012, and require semi-annual payments of interest. We will need to generate sufficient cash flow to make required interest payments on the debentures. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of the Funds over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. In addition, as of June 30, 2012, we had $88.0 million outstanding under our Credit Facility. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. If we are unable to meet the financial obligations under the Credit Facility, the Credit Facility lending group will have a superior claim to the assets of MSCC and its subsidiaries (excluding the assets of the Funds) over our stockholders in the event we liquidate or the lending group exercises its remedies under the Credit Facility as the result of a default by us. We do not currently anticipate materially increased levels of leverage through new or existing facilities in the immediate future.

        Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder(2)	(18.4)%	(10.5)%	(2.6)%	5.3%	13.2%

(1)
Assumes $843.0 million in total assets, $308.0 million in debt outstanding, $533.4 million in net assets, and an average cost of funds of 4.44%. Actual interest payments may be different. We do not currently anticipate materially increased levels of leverage through new or existing facilities in the immediate future.

(2)
In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our June 30, 2012 total assets of at least 1.6%.

        Our ability to achieve our investment objective may depend in part on our ability to access additional leverage on favorable terms by issuing debentures guaranteed by the SBA, through the Funds, or by borrowing from banks or insurance companies, and there can be no assurance that such additional leverage can in fact be achieved.

We may experience fluctuations in our quarterly results.

        We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our Board of Directors has the authority to modify or waive our current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

        To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

  •
  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. For more information regarding tax treatment, see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company." Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

  •
  The source income requirement will be satisfied if we obtain at least 90% of our income for each year from distributions, interest, gains from the sale of stock or securities or similar sources.

  •
  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships."

        Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay distributions to our stockholders, our distributions may not grow over time, and a portion of distributions paid to our stockholders may be a return of capital.

        We intend to pay monthly distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash distributions, previously projected distributions for future periods, or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a BDC could limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations, each of the Funds' compliance with applicable SBIC regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

        When we make monthly distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings, recognized capital gains or capital. To the extent there is a return of capital, investors will be required to reduce their basis in our stock for federal tax purposes, which will result in higher tax liability when the shares are sold, even if they have not increased in value or have lost value. In addition, any return of capital will be net of any sales load and offering expenses associated with sales of shares of our common stock. In the future, our distributions may include a return of capital.

We may have difficulty paying the distributions required to maintain RIC tax treatment under the Code if we recognize income before or without receiving cash representing such income.

        We will include in income certain amounts that we have not yet received in cash, such as: (i) amortization of original issue discount, which may arise if we receive warrants in connection with the origination of a loan such that ascribing a value to the warrants creates original issue discount in the debt instrument or possibly in other circumstances; (ii) contractual payment-in-kind, or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term; (iii) contractual preferred dividends, which represents contractual dividends added to the preferred stock and due at the end of the preferred stock term; or (iv) amortization of market discount, which is associated with loans purchased in the secondary market at a discount to par value. Such amortization of original issue discounts, increases in loan balances as a result of contractual PIK arrangements, cumulative preferred dividends, or amortization of market discount will be included in income before we receive the corresponding cash payments. We also may be required to include in income certain other amounts before we receive such amounts in cash. Investments structured with these features may represent a higher level of credit risk compared to investments generating income which must be paid in cash on a current basis. For the three and six months ended June 30, 2012, (i) approximately 4.4% and 4.1%, respectively, of our total investment income was attributable to PIK interest income, (ii) approximately 2.4% and 2.4%, respectively, of our total investment income was attributable to amortization of original issue discount, (iii) approximately 0.8% and 1.4%, respectively, of our total investment income was attributable to cumulative dividend income, and (iv) approximately 0.2% and 0.1%, respectively, of our total investment income was attributable to amortization of market discount on loans purchased in the secondary market at a discount.

        Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see "Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company."

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

        We may distribute taxable dividends that are payable in part in our stock. The IRS has issued private letter rulings providing that a dividend payable in stock or in cash at the election of the stockholders will be treated as a taxable dividend eligible for the dividends paid deduction provided that at least 20% of the total dividend is payable in cash and certain other requirements are satisfied. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such dividend is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Each of the Funds, as an SBIC, may be unable to make distributions to us that will enable us to meet or maintain RIC status, which could result in the imposition of an entity-level tax.

        In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we will be required to distribute substantially all of our net ordinary income and net capital gain income, including income from certain of our subsidiaries, which includes the income from the Funds. We will be partially dependent on the Funds for cash distributions to enable us to meet the RIC distribution requirements. The Funds may be limited by the Small Business Investment Act of 1958, and SBIC regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA's restrictions for the Funds to make certain distributions to maintain our eligibility for RIC status. We cannot assure you that the SBA will grant such waiver and if the Funds are unable to obtain a waiver, compliance with the SBIC regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will continue to need additional capital to finance our growth, and regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital and make distributions.

        In order to satisfy the requirements applicable to a RIC and to minimize corporate-level taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income. We may carry forward excess undistributed taxable income into the next year, net of the 4% excise tax. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. As a BDC, we generally are required to meet an asset coverage ratio, as defined in the 1940 Act, of at least 200% immediately after each issuance of senior securities. This requirement limits the amount that we may borrow and may prohibit us from making distributions. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.

Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock.

        The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock, with certain exceptions. One such exception is prior stockholder approval of issuances below net asset value provided that our Board of Directors makes certain determinations. In this regard, on June 14, 2012, our common stockholders voted to allow us to issue common stock at a price below net asset value per share for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, and (ii) the date of our 2013 annual meeting of stockholders. Continued access to this exception will require approval of similar proposals at future stockholder meetings. At our 2008 annual meeting of stockholders, our stockholders approved a proposal to authorize us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. Any decision to sell shares of our common stock below the then current net asset value per share of our common stock or securities to subscribe to, convert to, or purchase shares of our common stock would be subject to the determination by our Board of Directors that such issuance is in our and our stockholders' best interests.

        If we were to sell shares of our common stock below net asset value per share, such sales would result in an immediate dilution to the net asset value per share. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in a stockholder's interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. In addition, if we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

        Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the example below illustrates the effect of dilution to existing stockholders resulting from the sale of common stock at prices below the net asset value of such shares. Please see "Sales of Common Stock Below Net Asset Value" for a more complete discussion of the potentially dilutive impacts of an offering at a price less than net asset value, or NAV, per share.

        Illustration: Example of Dilutive Effect of the Issuance of Shares Below Net Asset Value.    Assume that Company XYZ has 1,000,000 total shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The net asset value per share of the common stock of Company XYZ is $10.00. The following table illustrates the reduction to net asset value, or NAV, and the dilution experienced by

Stockholder A following the sale of 40,000 shares of the common stock of Company XYZ at $9.50 per share, a price below its NAV per share.

	Prior to Sale Below NAV	Following Sale Below NAV		Percentage Change
Reduction to NAV
Total Shares Outstanding	1,000,000	1,040,000		4.0%
NAV per share	$10.00	$9.98		(0.2)%
Dilution to Existing Stockholder
Shares Held by Stockholder A	10,000	10,000	(1)	0.0%
Percentage Held by Stockholder A	1.00%	0.96%		(3.8)%
Total Interest of Stockholder A in NAV	$100,000	$99,808		(0.2)%

(1)
Assumes that Stockholder A does not purchase additional shares in the sale of shares below NAV.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

        We, the Funds, and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. In addition, any change to the SBA's current debenture SBIC program could have a significant impact on our ability to obtain lower-cost leverage, through the Funds, and therefore, our ability to compete with other finance companies.

        Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment team to other types of investments in which our investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

        Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Risks Related to Our Investments

Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment.

        Investing in our portfolio companies involves a number of significant risks. Among other things, these companies:

  •
  may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

  •
  may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation, termination, or significant under-performance of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

  •
  generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

  •
  generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

        In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

The lack of liquidity in our investments may adversely affect our business.

        We invest, and will continue to invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

        We may not have the funds or ability to make additional investments in our portfolio companies. After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the extension of additional loans, the exercise of a warrant to purchase equity securities, or the funding of additional equity investments. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

        We invest primarily in secured term debt as well as equity issued by LMM and middle market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        Even though we may have structured certain of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower's business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an "intercreditor agreement" prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement.

Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

        Finally, the value of the collateral securing our debt investment will ultimately depend on market and economic conditions, the availability of buyers and other factors. Therefore, there can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by our first or second priority liens. There is also a risk that such collateral securing our investments will decrease in value over time, will be difficult to sell in a timely manner, will be difficult to appraise and will fluctuate in value based upon the success of the portfolio company and market conditions. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by our second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We generally will not control our portfolio companies.

        We do not, and do not expect to, control the decision making in many of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that would decrease the value of our portfolio holdings.

Defaults by our portfolio companies will harm our operating results.

        A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to non-payment of interest and other defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company's ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

Any unrealized depreciation we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

        As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our loan portfolio could be an indication of a portfolio company's inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

        We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our securities.

Changes in interest rates may affect our cost of capital and net investment income.

        Some of our debt investments will bear interest at variable rates and the interest income from these investments could be negatively affected by decreases in market interest rates. In addition, an increase in interest rates would make it more expensive for us to use debt to finance our investments. As a result, a significant increase in market interest rates could increase our cost of capital, which would reduce our net investment income. Also, an increase in interest rates available to investors could make an investment in our securities less attractive if we are not able to increase our dividend rate, a situation which could reduce the value of our securities. Conversely, a decrease in interest rates may have an adverse impact on our returns by requiring us to seek lower yields on our debt investments and by increasing the risk that our portfolio companies will prepay our debt investments, resulting in the need to redeploy capital at potentially lower rates. A decrease in market interest rates may also adversely impact our returns on idle funds, which would reduce our net investment income.

We may not realize gains from our equity investments.

        Certain investments that we have made in the past and may make in the future include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer; however, we may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Our marketable securities and idle funds investments are subject to risks similar to our portfolio company investments.

        Marketable securities and idle funds investments can include, among other things, secured and unsecured debt investments, independently rated debt investments and diversified bond funds. Many of these investments in debt obligations are, or would be if rated, below investment grade quality. Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, similar to our portfolio investments in our portfolio companies. See "—Our investments in portfolio companies involve higher levels of risk, and we could lose all or part of our investment." Many of these marketable securities and idle funds investments are purchased through over the counter or other markets and are therefore liquid at the time of purchase but may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. See "—The lack of liquidity in our investments may adversely affect our business" for a description of risks related to holding illiquid investments. In addition, domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially affect the market price of our marketable securities and idle funds investments. Other risks that our portfolio investments are subject to are also applicable to these marketable securities and idle funds investments.

Risks Relating to Our Securities

Shares of closed-end investment companies, including BDCs, may trade at a discount to their net asset value.

        Shares of closed-end investment companies, including BDCs, may trade at a discount to net asset value. This characteristic of closed-end investment companies and BDCs is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value. In addition, if our common stock trades below net asset value, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. See "—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of a proposal approved by our stockholders that permits us to issue shares of our common stock below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in an offering or from exiting an investment or other capital may cause our performance to be worse than that of other fully invested BDCs or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering or from exiting an investment or other capital on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all the capital in securities meeting our investment objective. During this period, we will invest the capital primarily in marketable securities and idle funds investments, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during such period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of any offering or from exiting an investment or other capital are invested in new securities meeting our investment objective, the market price for our securities may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our securities may involve an above average degree of risk.

        The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our securities may be volatile and fluctuate significantly.

        Fluctuations in the trading prices of our securities may adversely affect the liquidity of the trading market for our securities and, if we seek to raise capital through future securities offerings, our ability to raise such capital. The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

  •
  inability to obtain any exemptive relief that may be required by us in the future from the SEC;

  •
  loss of our BDC or RIC status or either of the Funds' status as an SBIC;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in our investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

  •
  loss of a major funding source;

  •
  fluctuations in interest rates;

  •
  the operating performance of companies comparable to us;

  •
  departure of our key personnel;

  •
  global or national credit market changes; and

  •
  general economic trends and other external factors.

Provisions of the Maryland General Corporation Law and our articles of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent directors. The existence of these provisions, among others, may have a negative impact on the price of our common stock and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to you for our common stock.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

        Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

  •
  our future operating results and dividend projections;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of the investments that we expect to make;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  the adequacy of our cash resources and working capital; and

  •
  the timing of cash flows, if any, from the operations of our portfolio companies.

        In addition, words such as "anticipate," "believe," "expect" and "intend" indicate a forward-looking statement, although not all forward- looking statements include these words. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

  •
  changes in the economy;

  •
  risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

  •
  future changes in laws or regulations and conditions in our operating areas.

        We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you, including in the form of a prospectus supplement or post-effective amendment to the registration statement, or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

 USE OF PROCEEDS

        We intend to use the net proceeds from any offering to make investments in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, to make investments in marketable securities and idle funds investments, which may include investments in secured intermediate term bank debt, rated debt securities and other income producing investments, to pay our operating expenses and other cash obligations, and for general corporate purposes. Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See "Risk Factors—Risks Relating to Our Securities—We may be unable to invest a significant portion of the net proceeds from an offering or from exiting an investment or other capital on acceptable terms, which could harm our financial condition and operating results." The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange ("NYSE") under the symbol "MAIN." Prior to October 14, 2010, our common stock was traded on the NASDAQ Global Select Market under the same symbol "MAIN." Our common stock began trading on the NASDAQ Global Select Market on October 5, 2007. Prior to that date, there was no established public trading market for our common stock.

        The following table sets forth, for each fiscal quarter since our common stock began trading, the range of high and low closing prices of our common stock as reported on the NYSE and on the NASDAQ Global Select Market, as applicable, and the sales price as a percentage of the net asset value per share of our common stock ("NAV").

			Price Range		Percentage of High Sales Price to NAV(2)	Percentage of Low Sales Price to NAV(2)
	NAV(1)		High	Low
Year ending December 31, 2012
Fourth Quarter (to October 18, 2012)		*	$30.52	$29.28	*	*
Third Quarter		*	29.53	24.25	*	*
Second Quarter	$16.89		26.68	22.04	158%	130%
First Quarter	15.72		25.61	21.18	163	135
Year ended December 31, 2011
Fourth Quarter	$15.19		$21.24	$17.03	140%	112%
Third Quarter	14.49		19.39	15.98	134	110
Second Quarter	14.24		19.03	17.99	134	126
First Quarter	13.90		19.71	17.86	142	128
Year ended December 31, 2010
Fourth Quarter	$13.06		$18.19	$16.01	139%	123%
Third Quarter	12.73		16.90	14.78	133	116
Second Quarter	12.21		16.90	13.71	138	112
First Quarter	11.95		16.14	13.95	135	117
Year ended December 31, 2009
Fourth Quarter	$11.96		$16.35	$13.29	137%	111%
Third Quarter	12.01		14.25	13.03	119	108
Second Quarter	11.80		14.74	9.66	125	82
First Quarter	11.84		10.43	9.07	88	77
Year ended December 31, 2008
Fourth Quarter	$12.20		$11.95	$8.82	98%	72%
Third Quarter	12.49		14.40	11.38	115	91
Second Quarter	13.02		14.40	10.90	111	84
First Quarter	12.87		14.10	12.75	110	99
Year ended December 31, 2007
October 5, 2007 to December 31, 2007(3)	$12.85		$15.02	$13.60	117%	106%

(1)
Net asset value per share, or NAV, is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period. Net asset value has not yet been determined for the third or fourth quarters of 2012.

(2)
Calculated as the respective high or low share price divided by NAV for such quarter.

(3)
Our stock began trading on October 5, 2007.

        On October 18, 2012, the last sale price of our common stock on the NYSE was $29.80 per share.

        Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value per share or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value per share will decrease. It is not possible to predict whether our common stock will trade at, above, or below net asset value per share. Since our IPO in October 2007, our shares of common stock have traded at prices both less than and exceeding our net asset value per share.

        From our IPO through the third quarter of 2008, we paid quarterly dividends, but in the fourth quarter of 2008 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis.

        The following table summarizes our dividends declared to date:

Date Declared	Record Date	Payment Date	Amount(1)
Fiscal year 2012
July 31, 2012	November 21, 2012	December 14, 2012	$0.150
July 31, 2012	October 19, 2012	November 15, 2012	$0.150
July 31, 2012	September 20, 2012	October 15, 2012	$0.150
May 1, 2012	August 21, 2012	September 14, 2012	$0.145
May 1, 2012	July 20, 2012	August 15, 2012	$0.145
May 1, 2012	June 21, 2012	July 16, 2012	$0.145
March 6, 2012	May 21, 2012	June 15, 2012	$0.140
March 6, 2012	April 20, 2012	May 15, 2012	$0.140
March 6, 2012	March 21, 2012	April 16, 2012	$0.140
December 8, 2011	February 22, 2012	March 15, 2012	$0.135
December 8, 2011	January 18, 2012	February 15, 2012	$0.135
December 8, 2011	December 21, 2011	January 16, 2012	$0.135	(2)

Total			$1.710

Fiscal year 2011
August 4, 2011	November 21, 2011	December 15, 2011	$0.135	(2)
August 4, 2011	October 20, 2011	November 15, 2011	$0.135	(2)
August 4, 2011	September 21, 2011	October 14, 2011	$0.135	(2)
June 7, 2011	June 22, 2011	July 15, 2011	$0.130	(2)
June 7, 2011	July 21, 2011	August 15, 2011	$0.130	(2)
June 7, 2011	August 19, 2011	September 15, 2011	$0.130	(2)
March 9, 2011	March 24, 2011	April 15, 2011	$0.130	(2)
March 9, 2011	April 21, 2011	May 16, 2011	$0.130	(2)
March 9, 2011	May 20, 2011	June 15, 2011	$0.130	(2)
December 9, 2010	February 22, 2011	March 15, 2011	$0.125	(2)
December 9, 2010	January 20, 2011	February 15, 2011	$0.125	(2)
December 9, 2010	January 6, 2011	January 14, 2011	$0.125	(2)

Total			$1.560

Fiscal year 2010
September 8, 2010	November 19, 2010	December 15, 2010	$0.125	(3)
September 8, 2010	October 21, 2010	November 15, 2010	$0.125	(3)
September 8, 2010	September 23, 2010	October 15, 2010	$0.125	(3)
June 3, 2010	August 20, 2010	September 15, 2010	$0.125	(3)

Date Declared	Record Date	Payment Date	Amount(1)
June 3, 2010	July 21, 2010	August 16, 2010	$0.125	(3)
June 3, 2010	June 21, 2010	July 15, 2010	$0.125	(3)
March 9, 2010	May 20, 2010	June 15, 2010	$0.125	(3)
March 9, 2010	April 21, 2010	May 14, 2010	$0.125	(3)
March 9, 2010	March 25, 2010	April 15, 2010	$0.125	(3)
December 8, 2009	February 22, 2010	March 15, 2010	$0.125	(3)
December 8, 2009	January 21, 2010	February 16, 2010	$0.125	(3)
December 8, 2009	January 6, 2010	January 15, 2010	$0.125	(3)

Total			$1.500

Fiscal year 2009
Total			$1.500	(4)(5)

Fiscal year 2008
Total			$1.425	(5)

Fiscal year 2007
Total			$0.330	(6)

Cumulative dividends declared or paid			$8.025

(1)
The determination of the tax attributes of Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations.

(2)
These dividends attributable to fiscal year 2011 for tax purposes were comprised of ordinary income of $1.25 per share, long term capital gain of $0.37 per share, and qualified dividend income of $0.07 per share and included dividends declared during fiscal year 2011 and the dividend declared and accrued as of December 31, 2011 and paid on January 16, 2012, pursuant to the Code.

(3)
These dividends attributable to fiscal year 2010 for tax purposes were comprised of ordinary income of $1.22 per share, long term capital gain of $0.27 per share, and qualified dividend income of $0.01 per share.

(4)
These dividends attributable to fiscal year 2009 for tax purposes were comprised of ordinary income of $1.22 per share and long term capital gain of $0.16 per share.

(5)
These dividends attributable to fiscal year 2008 for tax purposes were comprised of ordinary income of $0.95 per share and long term capital gain of $0.60 per share and included dividends declared during fiscal year 2008 and the dividend declared and accrued as of December 31, 2008 and paid on January 15, 2009, pursuant to the Code.

(6)
This quarterly dividend attributable to fiscal year 2007 was comprised of ordinary income of $0.105 per share and long term capital gain of $0.225 per share.

        To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will be subject to a 4% nondeductible federal excise tax on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year, as such dividends may include the distribution of current year taxable income, less amounts carried over into the following year, and the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay a 4% excise tax for the excess over 98% of our annual taxable income in excess of distributions for the year. We may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they had received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. In general, our stockholders also would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to their allocable shares of the tax we paid on the capital gains deemed distributed to them. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

        We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        Where the IRS revenue procedure is not currently applicable, the IRS has also issued private letter rulings on cash and stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, the 10% cash standard of the above referenced IRS revenue procedure) if certain requirements are satisfied.

 RATIOS OF EARNINGS TO FIXED CHARGES

        The following table contains our ratio of earnings to fixed charges for the periods indicated, computed as set forth below. You should read these ratios of earnings to fixed charges in connection with our consolidated financial statements, including the notes to those statements, included in this prospectus.

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Earnings to Fixed Charges(1)	7.32	6.21	5.52	3.55	3.05	2.79

(1)
Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax expense (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees expense and amortization of debt issuance costs.

SELECTED FINANCIAL DATA

        The selected financial and other data below reflects the consolidated financial condition and the consolidated statement of operations of Main Street and its subsidiaries as of and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007 and as of and for the six months ended June 30, 2012 and 2011. The selected financial data at December 31, 2011, 2010, 2009, 2008 and 2007 and for the years ended December 31, 2011, 2010, 2009, 2008 and 2007, have been derived from consolidated financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. The selected financial data at June 30, 2012, and for the six months ended June 30, 2012 and 2011, have been derived from unaudited financial data but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the six months ended June 30, 2012 are not necessarily indicative of the results that may be expected for the year ending December 31, 2012. You should read this selected financial data in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Senior Securities" and the financial statements and related notes included in this prospectus.

	Six Months Ended June 30,		Years Ended December 31,
	2012	2011	2011	2010	2009	2008	2007
	(dollars in thousands)
	(Unaudited)
Statement of operations data:
Investment income:
Total interest, fee and dividend income	$39,912	$29,113	$65,045	$35,645	$14,514	$16,123	$11,312
Interest from idle funds and other	1,489	391	1,195	863	1,488	1,172	1,163

Total investment income	41,401	29,504	66,240	36,508	16,002	17,295	12,475

Expenses:
Interest	(8,044)	(6,166)	(13,518)	(9,058)	(3,791)	(3,778)	(3,246)
General and administrative	(1,162)	(1,107)	(2,483)	(1,437)	(1,351)	(1,684)	(512)
Expenses reimbursed to Investment Manager	(5,359)	(4,337)	(8,915)	(5,263)	(570)	(1,007)	—
Share-based compensation	(1,161)	(886)	(2,047)	(1,489)	(1,068)	(511)	—
Management fees to affiliate	—	—	—	—	—	—	(1,500)
Professional costs related to initial public offering	—	—	—	—	—	—	(695)

Total expenses	(15,726)	(12,496)	(26,963)	(17,247)	(6,780)	(6,980)	(5,953)

Net investment income	25,675	17,008	39,277	19,261	9,222	10,315	6,522
Total net realized gain (loss) from investments	4,809	250	2,639	(2,880)	(7,798)	1,398	4,692

Net realized income	30,484	17,258	41,916	16,381	1,424	11,713	11,214
Total net change in unrealized appreciation (depreciation) from investments	20,380	14,012	28,478	19,639	8,242	(3,961)	(5,406)
Income tax benefit (provision)	(2,872)	(3,163)	(6,288)	(941)	2,290	3,182	(3,263)
Bargain purchase gain	—	—	—	4,891	—	—	—

Net increase in net assets resulting from operations	47,992	28,107	64,106	39,970	11,956	10,934	2,545
Noncontrolling interest	(54)	(158)	(1,139)	(1,226)	—	—	—

Net increase in net assets resulting from operations attributable to common stock	$47,938	$27,949	$62,967	$38,744	$11,956	$10,934	$2,545

Net investment income per share—basic and diluted	$0.94	$0.79	$1.69	$1.16	$0.92	$1.13	$0.76
Net realized income per share—basic and diluted	$1.12	$0.80	$1.80	$0.99	$0.14	$1.29	$1.31
Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$1.77	$1.32	$2.76	$2.38	$1.19	$1.20	$0.30
Weighted average shares outstanding—basic and diluted	27,118,421	21,128,360	22,850,299	16,292,846	10,042,639	9,095,904	8,587,701

			As of December 31,
	As of June 30, 2012
			2011		2010		2009	2008	2007
	(dollars in thousands)
	(Unaudited)
Balance sheet data:
Assets:
Total portfolio investments at fair value	$790,794		$658,093		$407,987		$159,154	$127,007	$105,650
Marketable securities and idle funds investments	8,149		26,242		9,577		839	4,390	24,063
Cash and cash equivalents	31,976		42,650		22,334		30,620	35,375	41,889
Deferred tax asset, net	—		—		1,958		2,716	1,121	—
Interest receivable and other assets	8,099		6,539		4,524		1,510	1,101	1,576
Deferred financing costs, net of accumulated amortization	3,993		4,168		2,544		1,611	1,635	1,670

Total assets	$843,011		$737,692		$448,924		$196,450	$170,629	$174,848

Liabilities and net assets:
SBIC debentures at fair value	$203,396		$201,887		$155,558		$65,000	$55,000	$55,000
Credit facility	88,000		107,000		39,000		—	—	—
Deferred tax liability, net	5,398		3,776		—		—	—	3,026
Interest payable	3,884		3,984		3,195		1,069	1,108	1,063
Dividend payable	2,955		2,856		—		—	726	—
Accounts payable and other liabilities	5,974		7,001		1,188		721	1,439	610

Total liabilities	309,607		326,504		198,941		66,790	58,273	59,699
Total net asset value	533,404		405,711		245,535		129,660	112,356	115,149
Noncontrolling interest	—		5,477		4,448		—	—	—

Total liabilities and net assets	$843,011		$737,692		$448,924		$196,450	$170,629	$174,848

Other data:
Weighted average effective yield on LMM debt investments(1)	15.0%		14.8%		14.5%		14.3%	14.0%	14.3%
Number of LMM portfolio companies(2)	54		54		44		35	31	27
Weighted average effective yield on Middle Market debt investments(1)	8.7%		9.5%		10.5%		11.8%	N/A	N/A
Number of Middle Market portfolio companies	77		57		32		6	N/A	N/A
Expense ratios (as percentage of average net assets):
Total expenses, including income tax expense	4.1	%(4)(5)	9.8	%(4)	8.8	%(4)	5.6%	6.1%	16.2	%(3)
Operating expenses	3.4	%(4)(5)	8.0	%(4)	8.3	%(4)	5.6%	6.1%	10.5	%(3)
Operating expenses, excluding interest expense	1.7	%(4)(5)	4.0	%(4)	4.0	%(4)	2.5%	2.8%	4.8	%(3)

(1)
Weighted-average effective yield is calculated based on our debt investments at the end of each period and includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes liquidation fees payable upon repayment and any debt investments on non-accrual status.

(2)
Excludes the investment in affiliated Investment Manager, as discussed elsewhere in this prospectus.

(3)
The ratio for the year ended December 31, 2007 reflects the impact of professional costs related to the IPO. These costs were 25.7% of operating expenses for the year.

(4)
Ratios are net of amounts attributable to MSC II non-controlling interest.

(5)
Not annualized.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

        The following discussion should be read in conjunction with our financial statements and the notes thereto included elsewhere in this prospectus.

        Statements we make in the following discussion which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in the following discussion as a result of a variety of factors, including the risks and uncertainties we have referred to under the headings "Cautionary Statement Concerning Forward-Looking Statements" and "Risk Factors" in this prospectus.

ORGANIZATION

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by us, we do not pay any external investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

OVERVIEW

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies and our Middle Market portfolio companies had weighted average annual revenues of $519 million as of June 30, 2012. Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2012, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $423.6 million, with a total cost basis of approximately $340.8 million, and a weighted average annual effective yield on our LMM debt investments of approximately 15.0%. Approximately 78% of our total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of June 30, 2012. At June 30, 2012, we had equity ownership in approximately 91% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2011, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million with a total cost basis of approximately $349.0 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of June 30, 2012, we had Middle Market portfolio investments in 77 companies collectively totaling approximately $343.4 million in fair value with a total cost basis of approximately $341.8 million. The weighted average revenues for the 77 Middle Market portfolio company investments were approximately $519 million. Our Middle Market debt investments are primarily in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on portfolio company assets as of June 30, 2012. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.7% as of June 30, 2012. As of December 31, 2011, we had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of June 30, 2012, we had Other Portfolio investments in 4 companies collectively totaling approximately $23.6 million in fair value and $23.4 million in cost basis. As of December 31, 2011, we had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and six months ended June 30, 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.9% and 2.0% respectively, on an annualized basis, compared to 2.3% and 2.4% respectively, on an annualized basis for the three and six months ended June 30, 2011 and 2.2% for the year ended December 31, 2011.

        In addition, during May of 2012, the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc., a newly-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP.

        For the six months ended June 30, 2012, we paid dividends on a monthly basis totaling $0.825 per share, or $22.2 million. In May 2012, we declared monthly dividends for the third quarter of 2012 totaling $0.435 per share representing an 11.5% increase compared to the monthly dividends for the third quarter of 2011 and a 3.6% increase compared to the second quarter of 2012. In July 2012, we declared monthly dividends of $0.15 per share for each of October, November and December 2012. These monthly dividends equal a total of $0.45 per share for the fourth quarter of 2012. The fourth quarter 2012 dividends represent an 11.1% increase from the dividends declared for the fourth quarter of 2011 and a 3.4% increase compared to the third quarter of 2012. During 2011, we paid monthly dividends of $1.56 per share for the entire year. Including the dividends declared for the third and fourth quarters, we will pay a total of $1.71 per share during 2012. Including the dividends declared for the third and fourth quarters of 2012, we will have paid approximately $8.03 per share in cumulative dividends since our October 2007 initial public offering.

        At June 30, 2012, we had $32.0 million in cash and cash equivalents and $8.1 million in "Marketable securities and idle funds investments". In June 2012, we completed a follow-on public stock offering in which we sold 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share (or approximately 143% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $93.0 million, after deducting underwriters' commissions and offering costs.

        In May 2012, we expanded the Credit Facility from $235 million to $277.5 million to provide additional liquidity in support of future investment and operational activities. The $42.5 million increase in total commitments included commitment increases by three lenders currently participating in the Credit Facility. The Credit Facility contains an upsized accordion feature that allows for a further increase in total commitments under the facility up to $350 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments.

        In July 2012, we further expanded the Credit Facility from $277.5 million to $287.5 million. The $10.0 million increase in total commitments included the addition of one new lender relationship which further diversifies the Main Street lending group to a total of nine participants.

CRITICAL ACCOUNTING POLICIES

  Basis of Presentation

        Our financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three and six months ended June 30, 2012 and 2011, our consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries. Portfolio investments, as used herein, refers to all of our portfolio investments in LMM companies, Middle Market portfolio investments, Other Portfolio investments and our investment in the Investment Manager but excludes all of our "Marketable securities and idle funds investments." "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on our Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments. Our results of operations for the three and six months ended June 30, 2012 and 2011, cash flows for the six months ended June 30, 2012 and 2011 and financial position as of June 30, 2012 and December 31, 2011, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including certain investments previously classified as Marketable securities and idle funds investments that are now considered a part of the Middle Market portfolio and are now classified as "Non-Control/Non-Affiliate investments."

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2012 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2011. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B to our consolidated financial statements, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on our Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Valuation

        The most significant determination inherent in the preparation of our consolidated financial statements is the valuation of our portfolio investments and the related amounts of unrealized appreciation and depreciation. As of June 30, 2012 and December 31, 2011, approximately 94% and 89%, respectively, of our total assets represented investments in portfolio companies valued at fair value (including our investment in the Investment Manager). We are required to report our investments at fair value. We follow the provisions of the Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements.

        Our portfolio strategy calls for us to invest primarily in illiquid securities issued by private, LMM companies as well as debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. All of our portfolio investments may be subject to restrictions on resale. LMM companies and Other Portfolio companies generally have no established trading market while Middle Market securities generally have established markets that are not active. We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio debt and Other Portfolio debt investments, we primarily use observable inputs such as quoted prices in the valuation process. For Other Portfolio equity investments we generally value such investments based on the fair value of the portfolio company as determined by independent third parties, and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" LMM portfolio investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, we determine the fair value of control LMM portfolio investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments. For non-control LMM debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our investment portfolio. For valuation purposes, all of our Middle Market portfolio investments are non-control investments and are primarily composed of debt securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or independent pricing. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments and are composed of securities for which we generally do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. We value our Other Portfolio equity investments based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing. To the extent observable inputs are not available for our Other Portfolio debt instruments, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our non-control LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for certain portfolio investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

  Revenue Recognition

  Interest and Dividend Income

        We record interest and dividend income on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with our valuation policy, we evaluate accrued interest and dividend income periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if we otherwise do not expect the debtor to be able to service all of its debt or other obligations, we will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, we will remove it from non-accrual status.

  Fee Income

        We may periodically provide services, including structuring and advisory services, to our portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

  Payment-in-Kind ("PIK") Interest and Cumulative Dividends

        We hold debt and preferred equity instruments in our investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any unpaid dividends are added to the balance of the preferred equity investment. The actual collection of these dividends may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though we may not have collected the PIK interest and cumulative dividends in cash. We will stop accruing PIK interest and cumulative dividends and will write off any accrued and uncollected interest and dividends in arrears when it is determined that such PIK interest and dividends in arrears are no longer collectible.

  Share-Based Compensation

        We account for our share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, we measured the grant date fair value based upon the market price of our common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

  Income Taxes

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

PORTFOLIO INVESTMENT COMPOSITION

        LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are primarily secured by either a first or second lien on the assets of the portfolio company, generally bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, we also receive nominally priced equity warrants and/or make direct equity investments, usually in connection with a debt investment.

        Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien.

        The following table summarizes the composition of our LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio at cost and fair value by type of investment as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle Market investment portfolio as of June 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	June 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	73.6%	90.7%	82.1%	69.5%	81.8%	74.4%
Equity	17.7%	0.2%	9.0%	20.5%	0.2%	12.5%
Second lien debt	4.1%	9.1%	6.6%	5.0%	18.0%	10.1%
Equity warrants	4.6%	0.0%	2.3%	5.0%	0.0%	3.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	June 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	59.3%	90.7%	73.4%	57.7%	81.7%	66.2%
Equity	30.0%	0.2%	16.6%	29.0%	0.3%	18.8%
Second lien debt	3.3%	9.1%	5.9%	4.4%	18.0%	9.2%
Equity warrants	7.4%	0.0%	4.1%	8.9%	0.0%	5.8%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        The following table shows the LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of total LMM investment portfolio, total Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio as of June 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company:

	June 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	42.7%	16.6%	29.6%	47.8%	16.4%	35.4%
West	32.4%	13.6%	23.0%	31.9%	13.7%	24.7%
Midwest	12.1%	28.5%	20.3%	9.0%	21.6%	14.0%
Northeast	4.6%	30.0%	17.3%	3.9%	32.6%	15.2%
Southeast	8.2%	7.0%	7.6%	7.4%	15.7%	10.7%
Other	0.0%	4.3%	2.2%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	June 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	46.4%	16.6%	33.0%	52.1%	16.2%	39.3%
West	30.5%	13.6%	22.9%	28.9%	13.8%	23.6%
Midwest	11.9%	28.6%	19.4%	8.7%	21.9%	13.4%
Northeast	4.4%	29.9%	15.8%	3.9%	32.4%	14.0%
Southeast	6.8%	6.9%	6.9%	6.4%	15.7%	9.7%
Other	0.0%	4.4%	2.0%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        Our LMM and Middle Market portfolio investments are in companies conducting business in a variety of industries. The following tables show the composition of our LMM portfolio investments, Middle Market portfolio investments, and total combined LMM and Middle Market portfolio investments by industry at cost and fair value as of June 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	June 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Media	8.8%	8.6%	8.7%	8.7%	6.6%	7.9%
Energy Equipment and Services	10.0%	5.0%	7.5%	9.2%	7.5%	8.5%
Health Care Providers and Services	6.3%	8.0%	7.2%	6.5%	9.1%	7.5%
Machinery	9.7%	4.3%	7.0%	9.9%	2.1%	6.9%
Commercial Services and Supplies	12.3%	1.4%	6.8%	15.4%	0.9%	9.7%
Software	4.8%	7.6%	6.2%	2.8%	8.4%	5.0%
Specialty Retail	8.2%	3.7%	6.0%	5.3%	5.6%	5.4%
Construction and Engineering	5.5%	2.9%	4.2%	5.3%	0.0%	5.0%
Chemicals	0.0%	6.8%	3.4%	0.0%	3.8%	1.5%
Food Products	0.0%	6.7%	3.4%	0.0%	3.9%	1.6%
Electronic Equipment, Instruments and Components	4.0%	1.9%	3.0%	4.6%	0.0%	2.8%
Containers and Packaging	0.0%	4.5%	2.2%	0.0%	1.3%	0.5%
Food and Staples Retailing	0.0%	4.1%	2.1%	0.0%	6.2%	2.5%
Diversified Consumer Services	4.3%	0.0%	2.1%	2.7%	0.0%	1.6%
IT Services	0.0%	4.2%	2.1%	0.0%	4.1%	1.6%
Construction Materials	1.2%	3.0%	2.0%	1.1%	4.4%	0.7%
Oil, Gas and Consumable Fuels	0.0%	3.7%	1.9%	0.0%	0.0%	0.0%
Metals and Mining	0.0%	3.9%	1.9%	0.0%	0.0%	0.0%
Consumer Finance	3.0%	0.6%	1.8%	3.0%	0.9%	2.1%
Health Care Equipment and Supplies	2.1%	1.5%	1.8%	2.2%	1.2%	1.8%
Hotels, Restaurants and Leisure	2.3%	1.1%	1.7%	2.1%	7.2%	4.1%
Insurance	3.4%	0.0%	1.7%	3.1%	2.6%	2.9%
Building Products	2.8%	0.7%	1.7%	2.6%	0.0%	1.6%
Professional Services	2.6%	0.0%	1.3%	3.5%	0.0%	2.1%
Internet Software and Services	0.4%	2.2%	1.3%	3.0%	0.0%	1.8%
Paper and Forest Products	2.3%	0.0%	1.2%	2.2%	0.0%	1.3%
Transportation Infrastructure	2.1%	0.0%	1.0%	2.0%	0.0%	1.2%
Pharmaceuticals	0.0%	1.8%	0.9%	0.0%	2.6%	1.0%
Internet and Catalog Retail	0.0%	1.5%	0.8%	0.0%	2.2%	0.9%
Biotechnology	0.0%	1.4%	0.7%	0.0%	2.2%	0.8%
Auto Components	0.0%	1.1%	0.6%	0.0%	2.9%	1.2%
Real Estate Management and Development	0.0%	0.8%	0.4%	0.0%	2.5%	1.0%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.8%
Thrifts and Mortgage Finance	0.0%	0.3%	0.1%	0.0%	2.0%	0.8%
Other(1)	3.9%	6.1%	5.0%	4.8%	7.8%	5.9%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

	June 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Energy Equipment and Services	12.7%	5.0%	9.2%	11.2%	7.5%	9.8%
Machinery	12.2%	4.3%	8.6%	10.7%	2.2%	7.7%
Media	7.1%	8.6%	7.7%	7.4%	6.5%	7.1%
Health Care Providers and Services	7.1%	8.0%	7.5%	7.4%	9.0%	7.9%
Commercial Services and Supplies	10.5%	1.4%	6.4%	13.5%	0.9%	9.0%
Software	4.5%	7.7%	5.9%	2.8%	8.4%	4.8%
Construction and Engineering	6.4%	2.8%	4.9%	6.0%	0.0%	5.5%
Specialty Retail	5.7%	3.5%	4.7%	3.8%	5.2%	4.3%
Diversified Consumer Services	5.6%	0.0%	3.1%	3.7%	0.0%	2.4%
Chemicals	0.0%	6.9%	3.1%	0.0%	3.8%	1.3%
Food Products	0.0%	6.7%	3.0%	0.0%	4.0%	1.4%
Electronic Equipment, Instruments and Components	3.2%	2.0%	2.7%	3.7%	0.0%	2.4%
Containers and Packaging	0.0%	4.5%	2.0%	0.0%	1.3%	0.5%
Hotels, Restaurants and Leisure	2.6%	1.1%	1.9%	2.5%	7.2%	4.2%
Food and Staples Retailing	0.0%	4.2%	1.9%	0.0%	6.3%	2.2%
IT Services	0.0%	4.2%	1.9%	0.0%	3.8%	1.4%
Construction Materials	0.8%	3.0%	1.7%	0.8%	4.5%	0.5%
Oil, Gas and Consumable Fuels	0.0%	3.8%	1.7%	0.0%	0.0%	0.0%
Metals and Mining	0.0%	3.9%	1.8%	0.0%	0.0%	0.0%
Internet Software and Services	1.2%	2.2%	1.6%	5.8%	0.0%	3.7%
Consumer Finance	2.4%	0.6%	1.6%	2.5%	0.9%	1.9%
Insurance	2.7%	0.0%	1.5%	2.6%	2.6%	2.6%
Trading Companies and Distributors	2.8%	0.0%	1.5%	2.6%	0.0%	1.7%
Professional Services	2.1%	0.0%	1.2%	2.2%	0.0%	1.4%
Paper and Forest Products	2.2%	0.0%	1.2%	2.2%	0.0%	1.4%
Transportation Infrastructure	2.0%	0.0%	1.1%	2.0%	0.0%	1.3%
Pharmaceuticals	0.0%	1.8%	0.8%	0.0%	2.8%	1.0%
Internet and Catalog Retail	0.0%	1.5%	0.7%	0.0%	2.2%	0.8%
Biotechnology	0.0%	1.3%	0.6%	0.0%	2.1%	0.7%
Auto Components	0.0%	1.1%	0.5%	0.0%	3.0%	1.1%
Real Estate Management and Development	0.0%	0.8%	0.3%	0.0%	2.6%	0.9%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.7%
Thrifts and Mortgage Finance	0.0%	0.3%	0.1%	0.0%	2.1%	0.7%
Other(1)	6.2%	8.2%	7.3%	6.6%	9.1%	7.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

        Our LMM, Middle Market and Other Portfolio investments carry a number of risks including, but not limited to: (1) investing in LMM, Middle Market and Other Portfolio companies which may have limited operating histories and financial resources; (2) holding investments that generally are not publicly traded and which may be subject to legal and other restrictions on resale; and (3) other risks common to investing in below investment grade debt and equity investments in LMM, Middle Market and Other Portfolio companies.

PORTFOLIO ASSET QUALITY

        We utilize an internally developed investment rating system to rate the performance of each LMM portfolio company. Investment Rating 1 represents a LMM portfolio company that is performing in a manner which significantly exceeds expectations. Investment Rating 2 represents a LMM portfolio company that, in general, is performing above expectations. Investment Rating 3 represents a LMM portfolio company that is generally performing in accordance with expectations. Investment Rating 4 represents a LMM portfolio company that is underperforming expectations. Investments with such a rating require increased monitoring and scrutiny by us. Investment Rating 5 represents a LMM portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment. All new LMM portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of June 30, 2012 and December 31, 2011:

	June 30, 2012		December 31, 2011
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(Unaudited)
	(dollars in thousands)
1	$159,146	37.6%	$125,505	30.2%
2	99,979	23.6%	119,234	28.7%
3	139,835	33.0%	152,910	36.7%
4	24,643	5.8%	17,765	4.3%
5	—	0.0%	250	0.1%

Totals	$423,603	100.0%	$415,664	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.1 as of June 30, 2012 and 2.2 as of December 31, 2011.

        For the total investment portfolio, as of June 30, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost on non-accrual status, excluding the investment in the affiliated Investment Manager. As of December 31, 2011, we had one investment with positive fair value on non-accrual status, which comprised less than 0.1% of the total portfolio investments at fair value and, together with another fully impaired investment, comprised approximately 0.9% of the total portfolio investments at cost, in each case excluding the investment in the affiliated Investment Manager.

        The broader fundamentals of the United States economy remain mixed, and unemployment remains elevated. In the event that the United States economy contracts, it is likely that the financial results of small- to mid-sized companies, like those in which we invest, could experience deterioration or limited growth from current levels, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain portfolio companies will not be negatively impacted by economic cycles or other conditions, which could also have a negative impact on our future results.

DISCUSSION AND ANALYSIS OF RESULTS OF OPERATIONS

  Comparison of the three months ended June 30, 2012 and June 30, 2011

	Three Months Ended June 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Total investment income	$20.8	$16.1	$4.7	29%
Total expenses	(8.0)	(6.5)	(1.5)	23%

Net investment income	12.8	9.6	3.2	33%
Net realized gain (loss) from investments	(3.3)	0.3	(3.6)	NM

Net realized income	9.5	9.9	(0.4)	(4)%
Net change in unrealized appreciation	15.7	9.9	5.8	58%
Income tax provision	(1.0)	(2.0)	1.0	(49)%
Noncontrolling interest	—	(0.2)	0.2	NM

Net increase in net assets resulting from operations attributable to common stock	$24.2	$17.6	$6.6	37%

	Three Months Ended June 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Net investment income	$12.8	$9.6	$3.2	33%
Share-based compensation expense	0.6	0.4	0.2	31%

Distributable net investment income(a)	13.4	10.0	3.4	33%
Net realized gain (loss) from investments	(3.3)	0.3	(3.6)	NM

Distributable net realized income(a)	$10.1	$10.3	$(0.2)	(2)%

Distributable net investment income per share—
Basic and diluted(a)(b)	$0.49	$0.43	$0.06	14%

Distributable net realized income per share—
Basic and diluted(a)(b)	$0.37	$0.44	$(0.07)	(16)%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
For the three months ended June 30, 2012, per share amounts reflect MSCC ownership of 100% of the equity interests in MSC II in connection with MSCC's completion of the Final MSC II Exchange during the first quarter of 2012. For the three months ended June 30, 2011, per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II not owned by Main Street.

  Investment Income

        For the three months ended June 30, 2012, total investment income was $20.8 million, a 29% increase over the $16.1 million for the corresponding period of 2011. This comparable period increase was principally attributable to a $4.7 million increase in interest income from higher average levels of portfolio debt investments, partially offset by a $0.1 million decrease in dividend income from portfolio equity investments primarily due to a $0.3 million special dividend from one portfolio equity investment received in the second quarter of 2011. The increase in investment income included a $0.4 million increase in investment income associated with higher levels of accelerated prepayment activity for certain portfolio debt investments and marketable securities investments in comparison to the second quarter of 2011.

  Expenses

        For the three months ended June 30, 2012, total expenses increased by approximately $1.5 million to $8.0 million from $6.5 million in the corresponding period of 2011. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $0.9 million as a result of increased borrowing activity under the Credit Facility and the issuance of an additional $10 million in SBIC debentures subsequent to June 30, 2011, (ii) higher share-based compensation expense of $0.1 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $0.4 million related to the increases in investment income and the investment portfolio compared to the corresponding period of 2011. The ratio of total operating expenses, excluding interest expense, as a percentage of average total assets for the three months ended June 30, 2012 was 1.9% on an annualized basis, compared to 2.3% on an annualized basis for the corresponding period of 2011.

  Distributable Net Investment Income

        Distributable net investment income for the three months ended June 30, 2012 increased 33% to $13.4 million, or $0.49 per share, compared with $10.0 million, or $0.43 per share, in the corresponding period of 2011. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the second quarter of 2012 reflects (i) an increase of approximately $0.01 per share from the comparable period in 2011 in investment income attributable to higher levels of accelerated prepayment activity for certain portfolio debt investments and marketable securities investments and (ii) a greater number of average shares outstanding compared to the corresponding period in 2011 primarily due to the October 2011 and June 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the three months ended June 30, 2012 was $12.8 million, or a 33% increase, compared to net investment income of $9.6 million during the corresponding period of 2011. The increase in net investment income was principally attributable to the increase in total investment income partially offset by the higher interest and other operating expenses discussed above.

  Distributable Net Realized Income

        Distributable net realized income for the three months ended June 30, 2012 decreased 2% to $10.1 million, or $0.37 per share, compared with distributable net realized income of $10.3 million, or $0.44 per share, in the corresponding period of 2011. This decrease was primarily attributable to a $3.4 million realized loss during the second quarter of 2012, on the full exit of a LMM portfolio investment that had been fully impaired in prior periods partially offset by the higher level of total distributable net investment income in the second quarter of 2012 compared to the corresponding period of 2011.

  Net Realized Income

        The higher level of net realized loss from investments for the three months ended June 30, 2012, partially offset by the increase in net investment income during the same period, resulted in a $0.4 million decrease in net realized income compared with the corresponding period of 2011.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        For the three months ended June 30, 2012, the $15.7 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 21 LMM portfolio investments totaling $14.9 million, partially offset by unrealized depreciation on 5 LMM portfolio investments totaling $1.4 million, (ii) $1.1 million of net unrealized appreciation on the Middle Market investment portfolio, (iii) $0.5 million of net unrealized appreciation on the Other Portfolio investments and Marketable securities and idle funds investments, (iv) accounting reversals of net unrealized depreciation related to the net realized loss recognized during the second quarter of 2012 in the amount of $2.4 million related to portfolio investment exits and exits of Marketable securities and idle funds investments, and (v) $1.8 million of net unrealized depreciation attributable to SBIC debentures held by MSC II. For the second quarter of 2012, we also recognized a net income tax provision of $1.0 million related to deferred taxes of $0.6 million on net unrealized appreciation of equity investments held in our taxable subsidiaries and other taxes of $0.4 million primarily related to accruals for excise tax on our estimated spillover taxable income in 2012 and other taxes.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during the three months ended June 30, 2012 was $24.2 million, or $0.88 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $17.6 million, or $0.77 per share, in the corresponding period of 2011.

  Comparison of the six months ended June 30, 2012 and June 30, 2011

	Six Months Ended June 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Total investment income	$41.4	$29.5	$11.9	40%
Total expenses	(15.7)	(12.5)	(3.2)	26%

Net investment income	25.7	17.0	8.7	51%
Net realized gain from investments	4.8	0.3	4.5	NM

Net realized income	30.5	17.3	13.2	77%
Net change in unrealized appreciation from investments	20.4	14.0	6.4	45%
Income tax provision	(2.9)	(3.2)	0.3	(9)%
Noncontrolling interest	(0.1)	(0.2)	0.1	(66)%

Net increase in net assets resulting from operations attributable to common stock	$47.9	$27.9	$20.0	72%

	Six Months Ended June 30,		Net Change
	2012	2011	Amount	%
	(dollars in millions)
Net investment income	$25.7	$17.0	$8.7	51%
Share-based compensation expense	1.2	0.9	0.3	31%

Distributable net investment income(a)	26.9	17.9	9.0	50%
Net realized gain from investments	4.8	0.3	4.5	NM

Distributable net realized income(a)	$31.7	$18.2	$13.5	74%

Distributable net investment income per share—Basic and diluted(a)(b)	$0.99	$0.83	$0.16	19%

Distributable net realized income per share—Basic and diluted(a)(b)	$1.17	$0.84	$0.33	39%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-U.S. GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such U.S. GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with U.S. GAAP to distributable net investment income and distributable net realized income is presented in the table above.

(b)
For the six months ended June 30, 2012, per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II held by third parties prior to MSCC's completion of the Final MSC II Exchange during the first quarter of 2012. For the six months ended June 30, 2011, per share amounts exclude the earnings attributable to the remaining noncontrolling equity interests in MSC II not owned by Main Street.

  Investment Income

        For the six months ended June 30, 2012, total investment income was $41.4 million, a 40% increase over the $29.5 million for the corresponding period of 2011. This comparable period increase was principally attributable to (i) an $11.7 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities investments and (ii) a $0.2 million increase in fee income due to the increased size of the investment portfolio. The increase in investment income included (i) $1.8 million of non-recurring investment income during the first quarter of 2012 associated with repayment and financing activities for two LMM portfolio investments, and (ii) a $1.2 million increase in investment income associated with higher levels of accelerated prepayment activity for certain Middle Market portfolio debt investments and marketable securities investments.

  Expenses

        For the six months ended June 30, 2012, total expenses increased by approximately $3.2 million to $15.7 million from $12.5 million in the corresponding period of 2011. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $1.9 million as a result of the issuance of an additional $30 million in SBIC debentures during the first quarter of 2011 and $10 million in SBIC debentures subsequent to June 30, 2011, and increased borrowing activity under the Credit Facility, (ii) higher share-based compensation expense of $0.3 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $1.1 million related to the increase in investment income and the investment portfolio compared to the corresponding period of 2011. The ratio of total operating expenses, excluding interest expense, as a percentage of average total assets for the six months ended June 30, 2012 was 2.0% on an annualized basis, compared to 2.4% on an annualized basis for the corresponding period of 2011 and 2.2% for the year ended December 31, 2011.

  Distributable Net Investment Income

        Distributable net investment income for the six months ended June 30, 2012 increased 50% to $26.9 million, or $0.99 per share, compared with $17.9 million, or $0.83 per share, in the corresponding period of 2011. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the first six months of 2012 reflects (i) approximately $0.04 per share of investment income attributable to higher levels of accelerated prepayment activity for certain LMM portfolio investments, (ii) approximately $0.04 per share of investment income attributable to higher levels of accelerated prepayment activity for certain Middle Market portfolio debt investments and marketable securities investments and (iii) a greater number of average shares outstanding compared to the corresponding period in 2011 primarily due to the March 2011, October 2011, and June 2012 follow-on stock offerings.

  Net Investment Income

        Net investment income for the six months ended June 30, 2012 was $25.7 million, or a 51% increase, compared to net investment income of $17.0 million during the corresponding period of 2011. The increase in net investment income was principally attributable to the increase in total investment income partially offset by the higher interest and other operating expenses discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $31.7 million, or $1.17 per share, in the first six months of 2012 compared with distributable net realized income of $18.2 million, or $0.84 per share, in the corresponding period of 2011. This increase was due to (i) the higher level of total distributable net investment income in the first six months of 2012 and (ii) the higher level of total net realized gain from investments during the first six months of 2012 compared to the corresponding period of 2011. The $4.8 million net realized gain from investments during the first six months of 2012 was primarily attributable to (i) a $9.2 million realized gain recognized on the partial exit of equity investments in one LMM portfolio company, (ii) a realized gain of $1.7 million recognized on the full exit of equity investments in one LMM portfolio company and (iii) $1.4 million of net realized gains related to Middle Market and marketable securities investments, partially offset by (i) a $3.8 million realized loss on the full exit of debt and equity investments in two LMM portfolio companies, (ii) a $1.8 million realized loss on the full exit of equity investments in one LMM portfolio company and (iii) a $2.0 million realized loss on a debt investment related to the full exit of a LMM portfolio company.

  Net Realized Income

        The higher level of net investment income in addition to the change in net realized gain from investments during the six months ended June 30, 2012 resulted in a $13.2 million increase in net realized income compared with the corresponding period of 2011.

  Net Increase in Net Assets Resulting from Operations Attributable to Common Stock

        For the six months ended June 30, 2012, the $20.4 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 26 LMM portfolio investments totaling $24.1 million, partially offset by unrealized depreciation on 8 LMM portfolio investments totaling $2.9 million, (ii) $4.9 million of net unrealized appreciation on the Middle Market investment portfolio, (iii) $0.6 million of net unrealized appreciation on the Other Portfolio investments and Marketable securities and idle funds investments, (iv) accounting reversals of net unrealized appreciation related to the net realized gains recognized during the first six months of 2012 in the amounts of $4.4 million for portfolio investment exits and $0.4 million for Marketable securities and idle funds investment exits, and (iv) $1.5 million of net unrealized depreciation attributable to SBIC debentures held by MSC II. The noncontrolling interest of $0.1 million recognized during the first quarter of 2012 reflects the pro rata portion of the net increase in net assets resulting from operations for MSCII attributable to the equity interests in MSCII that were not owned by MSCC prior to MSCC's completion of the Final MSC II Exchange. For the first six months of 2012, we also recognized a net income tax provision of $2.9 million related to deferred taxes of $1.6 million on net unrealized appreciation of equity investments held in our taxable subsidiaries and other taxes of $1.3 million primarily related to an accrual for excise tax on our estimated spillover taxable income as of June 30, 2012.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during the six months ended June 30, 2012 was $47.9 million, or $1.77 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $27.9 million, or $1.32 per share, in the corresponding period of 2011.

  Comparison of years ended December 31, 2011 and December 31, 2010

	Years Ended December 31,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Total investment income	$66.2	$36.5	$29.7	81%
Total expenses	(26.9)	(17.2)	(9.7)	56%

Net investment income	39.3	19.3	20.0	104%
Net realized gain (loss) from investments	2.7	(2.9)	5.6	192%

Net realized income	42.0	16.4	25.6	156%
Net change in unrealized appreciation from investments	28.4	19.6	8.8	45%
Income tax provision	(6.3)	(1.0)	(5.3)	568%
Bargain purchase gain	—	4.9	(4.9)	NM
Noncontrolling interest	(1.1)	(1.2)	0.1	(7)%

Net increase in net assets resulting from operations attributable to common stock	$63.0	$38.7	$24.3	63%

	Years Ended December 31,		Net Change
	2011	2010	Amount	%
	(dollars in millions)
Net investment income	$39.3	$19.3	$20.0	104%
Share-based compensation expense	2.0	1.4	0.6	38%

Distributable net investment income(a)	41.3	20.7	20.6	99%
Net realized gain (loss) from investments	2.7	(2.9)	5.6	192%

Distributable net realized income(a)	$44.0	$17.8	$26.2	146%

Distributable net investment income per share—Basic and diluted(a)(b)	$1.77	$1.25	$0.52	42%

Distributable net realized income per share—Basic and diluted(a)(b)	$1.89	$1.08	$0.81	74%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the year ended December 31, 2011, total investment income was $66.2 million, a $29.7 million, or 81%, increase over the $36.5 million of total investment income for the corresponding period of 2010. This comparable period increase was principally attributable to (i) a $23.8 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities investments, (ii) a $4.3 million increase in dividend income from portfolio equity investments, and (iii) a $1.6 million increase in fee income due to higher levels of transaction activity. The increase in investment income included a $2.7 million increase in investment income associated with higher levels of accelerated prepayment and repricing activity for certain debt investments.

  Expenses

        For the year ended December 31, 2011, total expenses increased by approximately $9.7 million, or 56%, to $26.9 million from $17.2 million for the corresponding period of 2010. This comparable period increase in expenses was principally attributable to (i) higher interest expense of $4.5 million as a result of the issuance of an additional $40 million in SBIC debentures subsequent to December 31, 2010, and increased borrowing activity under the Credit Facility, (ii) higher share-based compensation expense of $0.6 million related to non-cash amortization for restricted share grants, and (iii) higher compensation and other operating expenses of $4.7 million related to the significant increase in investment income and portfolio investments compared to the corresponding period of 2010. The ratio of total operating expenses, excluding interest expense, as a percentage of average total assets for the year ended December 31, 2011 was 2.2%, representing an approximate 7% decrease from the same ratio of 2.4% for the year ended December 31, 2010.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2011 increased to $41.3 million, or $1.77 per share, compared with distributable net investment income of $20.7 million, or $1.25 per share, for the corresponding period of 2010. The increase in distributable net investment income was primarily due to the higher level of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for the year ended 2011 reflects approximately $0.12 per share of investment income associated with higher levels of accelerated prepayment and repricing activity for certain debt investments and (ii) a greater number of average shares outstanding compared to the corresponding period in 2010 primarily due to the October 2011, March 2011, and August 2010 follow-on stock offerings.

  Net Investment Income

        Net investment income for the year ended December 31, 2011 was $39.3 million, or a 104% increase, compared to net investment income of $19.3 million for the corresponding period of 2010. The increase in net investment income was principally attributable to the increase in total investment income partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        Distributable net realized income increased to $44.0 million, or $1.89 per share, for the year ended 2011 compared with distributable net realized income of $17.8 million, or $1.08 per share, for the corresponding period of 2010. The increase was primarily attributable to the higher level of distributable net investment income as well as the higher level of total net realized gain from investments in 2011 compared to the net realized loss from investments in the corresponding period of 2010. The $2.6 million net realized gain during 2011 was primarily attributable to (i) realized gain recognized on one partial exit of an LMM portfolio company equity investment, (ii) realized gain recognized on one full exit of an LMM portfolio company equity investment, and (iii) realized gains related to Middle Market and marketable securities investments. The $2.9 million net realized loss during the 2010 year was primarily attributable to $5.9 million of realized loss from our debt and equity investments in two portfolio companies, partially offset by (i) $2.3 million of realized gain on two partial exits and one full exit of portfolio company equity investments and (ii) $0.7 million of realized gain related to Middle Market and marketable securities and idle funds investments.

  Net Realized Income

        The higher level of net investment income and the change from net realized loss to net realized gain from investments during 2011 resulted in a $25.6 million increase in net realized income compared with the corresponding period of 2010.

  Net Increase in Net Assets Resulting from Operations

        For the year ended December 31, 2011, the $28.4 million net change in unrealized appreciation was principally attributable to (i) unrealized appreciation on 30 LMM portfolio investments totaling $53.6 million, partially offset by unrealized depreciation on 11 LMM portfolio investments totaling $11.8 million, (ii) $3.7 million of net unrealized depreciation on Middle Market portfolio investments and marketable securities and idle funds investments, (iii) accounting reversals of net unrealized appreciation related to the net realized gains recognized during 2011 in the amounts of $2.8 million for portfolio investments and $0.4 million for marketable securities and idle funds investments, (iv) $6.3 million of net unrealized depreciation attributable to our SBIC debentures, and (v) $0.2 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. The noncontrolling interest of $1.1 million recognized during 2011 reflects the pro rata portion of MSC II net earnings attributable to the equity interests in MSC II not owned by Main Street. For the year ended December 31, 2011, we also recognized a net income tax provision of $6.3 million principally related to deferred taxes on net unrealized appreciation of certain portfolio investments held in our Taxable Subsidiaries.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during 2011 was $63.0 million, or $2.76 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $38.7 million, or $2.38 per share, in 2010.

  Comparison of years ended December 31, 2010 and December 31, 2009

	Years Ended December 31,		Net Change
	2010	2009	Amount	%
	(dollars in millions)
Total investment income	$36.5	$16.0	$20.5	128%
Total expenses	(17.2)	(6.8)	(10.4)	154%

Net investment income	19.3	9.2	10.1	109%
Total net realized loss from investments	(2.9)	(7.8)	4.9	NM

Net realized income	16.4	1.4	15.0	1050%
Net change in unrealized appreciation	19.6	8.2	11.4	138%
Income tax benefit (provision)	(1.0)	2.3	(3.3)	(141)%
Bargain purchase gain	4.9	—	4.9	NM
Noncontrolling interest	(1.2)	—	(1.2)	NM

Net increase in net assets resulting from operations attributable to common stock	$38.7	$11.9	$26.8	224%

	Years Ended December 31,		Net Change
	2010	2009	Amount	%
	(dollars in millions)
Net investment income	$19.3	$9.2	$10.1	109%
Share-based compensation expense	1.4	1.1	0.3	39%

Distributable net investment income(a)	20.7	10.3	10.4	102%
Total net realized loss from investments	(2.9)	(7.8)	4.9	NM

Distributable net realized income(a)	$17.8	$2.5	$15.3	617%

Distributable net investment income per share—Basic and diluted(a)	$1.25	$1.02	$0.23	22%

Distributable net realized income per share—Basic and diluted(a)	$1.08	$0.25	$0.83	332%

(a)
Distributable net investment income and distributable net realized income are net investment income and net realized income, respectively, as determined in accordance with U.S. generally accepted accounting principles, or GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. Main Street believes presenting distributable net investment income and distributable net realized income, and related per share amounts, is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income and distributable net realized income are non-GAAP measures and should not be considered as a replacement to net investment income, net realized income, and other earnings measures presented in accordance with GAAP. Instead, distributable net investment income and distributable net realized income should be reviewed only in connection with such GAAP measures in analyzing Main Street's financial performance. A reconciliation of net investment income and net realized income in accordance with GAAP to distributable net investment income and distributable net realized income is presented in the table above.

  Investment Income

        For the year ended December 31, 2010, total investment income was $36.5 million, a $20.5 million, or 128%, increase over the $16.0 million of total investment income for the year ended December 31, 2009. This comparable period increase was principally attributable to (i) $13.1 million of total investment income from portfolio investments held by MSC II, (ii) a $6.7 million increase in interest income from higher average levels of both portfolio debt investments and interest-bearing marketable securities or idle funds investments, (iii) a $0.5 million increase in non-recurring interest income in the fourth quarter of 2010 due to higher levels of prepayment activity from our portfolio debt investments, and (iv) a $0.3 million increase in fee income due to higher levels of transaction activity, partially offset by a $0.1 million decrease in dividend income principally due to a $0.9 million special dividend from a portfolio company investment that was received in the third quarter of 2009.

  Expenses

        For the year ended December 31, 2010, total expenses increased by approximately $10.4 million, or 154%, to $17.2 million from $6.8 million for the year ended December 31, 2009. This comparable period increase in expenses was principally attributable to (i) $7.8 million in interest expense and other operating expenses related to MSC II subsequent to the Exchange Offer, (ii) higher share-based compensation expense of $0.3 million related to non-cash amortization for restricted share grants, (iii) higher interest expense of $0.7 million as a result of an additional $20.0 million in SBIC debentures issued through MSMF during 2010 and borrowings under our Credit Facility during the fourth quarter of 2010, and (iv) higher personnel costs and other operating expenses.

  Distributable Net Investment Income

        Distributable net investment income for the year ended December 31, 2010 was $20.7 million, or a 102% increase, compared to distributable net investment income of $10.3 million during the year ended December 31, 2009. The increase in distributable net investment income was primarily due to higher levels of total investment income partially offset by higher interest and other operating expenses, due to the changes discussed above. Distributable net investment income on a per share basis for 2010 reflects a greater number of average shares outstanding compared to 2009 due to the January and August 2010 follow-on stock offerings, as well as the shares issued to consummate the Exchange Offer.

  Net Investment Income

        Net investment income for the year ended December 31, 2010 was $19.3 million, or a 109% increase, compared to net investment income of $9.2 million during the year ended December 31, 2009. The increase in net investment income was principally attributable to the increase in total investment income, partially offset by higher interest and other operating expenses as discussed above.

  Distributable Net Realized Income

        For the year ended December 31, 2010, the net realized loss from investments of $2.9 million was primarily attributable to (i) $4.0 million of realized loss on our debt and equity investment in one LMM portfolio company during the first quarter of 2010 and (ii) $1.9 million of realized loss on our debt and equity investment in one LMM portfolio company during the third quarter of 2010, partially offset by (i) $2.3 million of realized gain during the second quarter of 2010 on the partial exits of equity investments in two LMM portfolio companies and on the full exit of an equity investment in one LMM portfolio company and (ii) $0.7 million of net realized gain related to Middle Market and marketable securities and idle funds investments. The net realized loss of $7.8 million during the 2009 year related to realized losses recognized on the exit of our investments in two portfolio companies, partially offset by net realized gain on the partial exit of our equity investments in one portfolio company and net realized gain attributable to marketable securities investments.

        Distributable net realized income increased $15.3 million to $17.8 million, or $1.08 per share, for 2010 compared with distributable net realized income of $2.5 million, or $0.25 per share, in 2009 due to the higher levels of distributable net investment income as well as the change in total net realized loss from investments.

  Net Realized Income

        The higher levels of net investment income for the year ended December 31, 2010, partially offset by the change in total net realized loss during that period, resulted in a $15.0 million increase in net realized income compared with 2009.

  Net Increase in Net Assets Resulting from Operations

        For the year ended December 31, 2010, the $19.6 million net change in unrealized appreciation was principally attributable to (i) $2.8 million in accounting reversals of net unrealized depreciation attributable to the net realized loss recognized during 2010 as discussed above, (ii) unrealized appreciation on 19 LMM portfolio investments totaling $16.8 million, offset by unrealized depreciation on 15 LMM portfolio investments totaling $8.2 million, (iii) $6.9 million in unrealized appreciation attributable to our SBIC debentures, (iv) $1.6 million in net unrealized appreciation attributable to Middle Market portfolio investments and marketable securities and idle funds investments, and (v) $0.3 million in unrealized depreciation attributable to our investment in the affiliated Investment Manager. The noncontrolling interest of $1.2 million recognized during 2010 reflected the pro rata portion of MSC II net earnings attributable to the equity interests in MSC II not owned by Main Street. During the first quarter of 2010, we also recognized a $4.9 million bargain purchase gain related to the consummation of the Exchange Offer. The bargain purchase gain recognized during the first quarter of 2010 is a non-recurring gain which was solely generated by the acquisition accounting related to the Exchange Offer. For the year ended December 31, 2010, we also recognized a net income tax provision of $1.0 million principally related to deferred taxes on unrealized appreciation of equity investments held in our Taxable Subsidiaries.

        As a result of these events, our net increase in net assets resulting from operations attributable to common stock during 2010 was $38.7 million, or $2.38 per share, compared with a net increase in net assets resulting from operations attributable to common stock of $11.9 million, or $1.19 per share, in 2009.

  Liquidity and Capital Resources

  Cash Flows

        For the six months ended June 30, 2012, we experienced a net decrease in cash and cash equivalents in the amount of $10.7 million. During that period, we generated $16.6 million of cash from our operating activities, primarily from distributable net investment income, partially offset by (i) reimbursements to the Investment Manager to cover operating expenses under a support services agreement between MSCC and the Investment Manager, (ii) accretion of unearned income, and (iii) net payment-in-kind interest income. We used $83.0 million in net cash from investing activities, principally including the funding of $261.0 million for portfolio company investments and the funding of $7.6 million for Marketable securities and idle funds investments, partially offset by (i) $158.4 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments and (ii)$27.2 million of cash proceeds from the sale of Marketable securities and idle funds investments. During the first six months of 2012, $55.7 million in cash was provided by financing activities, which principally consisted of $93.0 million in net cash proceeds from a public stock offering in June 2012, partially offset by (i) $19.0 million in net repayments under the Credit Facility and (ii) $17.5 million in cash dividends paid to stockholders.

        For the six months ended June 30, 2011, we experienced a net decrease in cash and cash equivalents in the amount of $8.2 million. During that period, we generated $15.4 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) accretion of unearned income, (ii) net payment-in-kind interest income, and (iii) increases in interest receivable and other assets. We used $144.8 million in net cash from investing activities for the six months ended June 30, 2011, principally including the funding of $176.1 million for LMM and Middle Market portfolio investments and the funding of $18.0 million for Marketable securities and idle funds investments, partially offset by (i) $1.4 million of cash proceeds from the sale of Marketable securities and idle funds investments and (ii) $47.5 million in cash proceeds from the repayment of LMM and Middle Market portfolio debt investments. For the first six months of 2011, $121.2 million in cash was provided by financing activities, which principally consisted of (i) $70.4 million in net cash proceeds from a public stock offering in March 2011, (ii) $30.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $34.0 million in net borrowings under the Credit Facility, partially offset by (i) $11.6 million in cash dividends paid to stockholders and (ii) $1.5 million in deferred loan costs paid in connection with the Credit Facility and the issuance of additional SBIC debentures.

        For the year ended December 31, 2011, we experienced a net increase in cash and cash equivalents in the amount of $20.3 million. During that period, we generated $37.2 million of cash from our operating activities, primarily from (i) distributable net investment income, (ii) increase in payables, and (iii) realized gains partially offset by (i) increases in interest receivable, (ii) accretion of unearned income, and (iii) non-cash interest and dividends. We used $220.5 million in net cash from investing activities, principally including the funding of $249.4 million for new portfolio company investments and the funding of $142.9 million for marketable securities and idle funds investments, partially offset by (i) $89.0 million of cash proceeds from the sale of marketable securities and idle funds investments and (ii) $83.0 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments. During 2011, $203.6 million in cash was provided by financing activities, which principally consisted of (i) $127.8 million in net cash proceeds from public stock offerings in March 2011 and October 2011, (ii) $40.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $68.0 million in net cash proceeds from the Credit Facility, partially offset by $28.3 million in cash dividends paid to stockholders and $2.3 million in loan costs associated with our SBIC debentures and Credit Facility.

        For the year ended December 31, 2010, we experienced a net decrease in cash and cash equivalents in the amount of $8.3 million. During that period, we generated $16.6 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) increases in interest receivable, (ii) accretion of unearned income, and (iii) non-cash interest and dividends. We used $176.0 million in net cash from investing activities, principally including the funding of $157.7 million for new portfolio company investments and the funding of $100.6 million for marketable securities and idle funds investments, partially offset by (i) $36.8 million of cash proceeds from the sale of marketable securities and idle funds investments, (ii) $43.0 million in cash proceeds from the repayment of portfolio debt investments and from the exit of portfolio equity investments, and (iii) $2.5 million in cash acquired as part of the Exchange Offer. During 2010, $151.1 million in cash was provided by financing activities, which principally consisted of (i) $85.9 million in net cash proceeds from public stock offerings in January 2010 and August 2010, (ii) $45.0 million in cash proceeds from the issuance of SBIC debentures, and (iii) $39 million in net cash proceeds from the Credit Facility, partially offset by $16.3 million in cash dividends paid to stockholders and $2.1 million in loan costs associated with our SBIC debentures and Credit Facility.

        For the year ended December 31, 2009, we experienced a net decrease in cash and cash equivalents in the amount of $4.8 million. During that period, we generated $8.0 million of cash from our operating activities, primarily from distributable net investment income partially offset by (i) decreases in accounts payable and (ii) non-cash interest and dividends. We used $26.0 million in net cash from investing activities, principally including the funding of $85.9 million for marketable securities and idle funds investments and the funding of $24.7 million for new portfolio company investments, partially offset by $73.5 million of cash proceeds from the sale of marketable securities and idle funds investments and $11.1 million in cash proceeds from the repayment of portfolio debt investments. During 2009, $13.2 million in cash was provided by financing activities, which principally consisted of $16.2 million in net cash proceeds from a June 2009 public stock offering and $9.6 million in net proceeds from the issuance of SBIC debentures, partially offset by $11.2 million in cash dividends and $1.6 million in purchases of shares of our common stock as part of our share repurchase program.

  Capital Resources

        As of June 30, 2012, we had $32.0 million in cash and cash equivalents and $8.1 million in Marketable securities and idle funds investments, and our net asset value totaled $533.4 million, or $16.89 per share. In June 2012, we completed a follow-on public stock offering in which we sold 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share (or approximately 143% of the then latest reported Net Asset Value per share), resulting in total net proceeds of approximately $93.0 million, after deducting underwriters' commissions and offering costs. As of June 30, 2012, we had $189.5 million of unused capacity under the Credit Facility. In May 2012, we expanded the "Credit Facility" from $235 million to $277.5 million. The $42.5 million increase in total commitments included a commitment increase by three lenders currently participating in the Credit Facility. The amended Credit Facility contains an upsized accordion feature that allows for a further increase in total commitments under the facility up to $350 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. In July 2012, we further expanded the Credit Facility from $277.5 million to $287.5 million. The expansion of the Credit Facility included the addition of one new lender relationship which further diversifies the Main Street lending group to a total of nine participants. Borrowings under the Credit Facility bear interest, subject to our election, on a per annum basis equal to (i) the applicable LIBOR average rate plus 2.50% or (ii) the applicable base rate plus 1.50%. We pay unused commitment fees of 0.375% per annum on the average unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. At June 30, 2012, we had $88.0 million in borrowings outstanding under the Credit Facility, bearing interest at an interest rate of 2.7%. As of June 30, 2012, we were in compliance with all financial covenants of the Credit Facility.

        Due to each of the Funds' status as a licensed SBIC, we have the ability to issue, through the Funds, debentures guaranteed by the SBA at favorable interest rates. Under the regulations applicable to SBIC funds, an SBIC can have outstanding debentures guaranteed by the SBA generally in an amount up to twice its regulatory capital, which effectively approximates the amount of its equity capital. Debentures guaranteed by the SBA have fixed interest rates that equal prevailing 10-year Treasury Note rates plus a market spread and have a maturity of ten years with interest payable semi-annually. The principal amount of the debentures is not required to be paid before maturity but may be pre-paid at any time. Debentures issued prior to September 2006 were subject to pre-payment penalties during their first five years. Those pre-payment penalties no longer apply to debentures issued after September 1, 2006. On June 30, 2012, we, through the Funds, had $220 million of outstanding indebtedness guaranteed by the SBA, which carried a weighted average annual fixed interest rate of approximately 5.1%. The first maturity related to the SBIC debentures does not occur until 2013, and the remaining weighted average duration is approximately 6.2 years as of June 30, 2012.

        We anticipate that we will continue to fund our investment activities through existing cash and cash equivalents, the liquidation of Marketable securities and idle funds investments, and a combination of future debt and equity capital. Our primary uses of funds will be investments in portfolio companies, operating expenses and cash distributions to holders of our common stock.

        We periodically invest excess cash balances into Marketable securities and idle funds investments. The primary investment objective of Marketable securities and idle funds investments is to generate incremental cash returns on excess cash balances prior to utilizing those funds for investment in our LMM and Middle Market portfolio investment strategy. Marketable securities and idle funds investments generally consist of debt investments, independently rated debt investments, certificates of deposit with financial institutions, and diversified bond funds. The composition of Marketable securities and idle funds investments will vary in a given period based upon, among other things, changes in market conditions, the underlying fundamentals in our Marketable securities and idle funds investments, our outlook regarding future LMM and Middle Market portfolio investment needs, and any regulatory requirements applicable to Main Street.

        If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our stockholders approve such a sale and our Board of Directors makes certain determinations. A proposal, approved by our stockholders at our June 2012 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, and (ii) the date of our 2013 annual meeting of stockholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval.

        In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our taxable income, but we may also elect to periodically spillover certain excess undistributed taxable income from one tax year into the next tax year. In addition, as a BDC, we generally are required to meet a coverage ratio of total assets to total senior securities, which include borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. In January 2008, we received an exemptive order from the SEC to exclude SBA-guaranteed debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street, which, in turn, enables us to fund more investments with debt capital.

        Although we have been able to secure access to additional liquidity, including recent public stock offerings, our expanded $287.5 million Credit Facility, and the increase in available leverage through the SBIC program, there is no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

  Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a significant impact on Main Street's financial condition and results of operations.

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

  Inflation

        Inflation has not had a significant effect on our results of operations in any of the reporting periods presented herein. However, our portfolio companies have experienced, and may in the future experience, the impacts of inflation on their operating results, including periodic escalations in their costs for raw materials and required energy consumption.

  Off-Balance Sheet Arrangements

        We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of liquidity and credit risk in excess of the amount recognized in the balance sheet. At June 30, 2012, we had a total of $46.3 million in outstanding commitments comprised of (i) five commitments to fund revolving loans that had not been fully drawn and (ii) two capital commitments that had not been fully called.

  Contractual Obligations

        As of June 30, 2012, our future fixed commitments for cash payments in connection with our SBIC debentures for each of the next five years and thereafter are as follows:

	Total	2012	2013(1)	2014	2015	2016	2017 and thereafter
	(dollars in thousands)
SBIC debentures	$220,000	$—	$4,000	$18,000	$23,100	$5,000	$169,900
Interest due on SBIC debentures	67,715	5,617	11,143	10,836	9,480	8,608	22,031

Total	$287,715	$5,617	$15,143	$28,836	$32,580	$13,608	$191,931

(1)
Main Street has received a commitment from the SBA that will allow it to refinance the first $4.0 million debenture due in September 2013.

        As of June 30, 2012, we had $88.0 million in borrowings outstanding under our then $277.5 million Credit Facility. Unless extended, the Credit Facility will mature in September 2014. The Credit Facility contains two, one year extension options which could extend the maturity to September 2016.

        MSCC is obligated to make payments under a support services agreement with the Investment Manager. The Investment Manager is reimbursed for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash operating expenses incurred by the Investment Manager, less the recurring management fees that the Investment Manager receives from MSC II pursuant to a long-term investment advisory services agreement and any other fees received from third parties for providing external services. For the three months ended June 30, 2012 and 2011, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $2.7 million and $2.2 million, respectively. For the six months ended June 30, 2012 and 2011, the expenses reimbursed by MSCC to the Investment Manager and management fees paid by MSC II were $5.4 million and $4.3 million, respectively.

  Related Party Transactions

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At June 30, 2012, the Investment Manager had a receivable of $2.8 million due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP's report on the senior securities table as of December 31, 2011, is an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Senior securities payable
2006	$45,100	1,959	—	N/A
2007	55,000	3,094	—	N/A
2008	55,000	3,043	—	N/A
2009	65,000	2,995	—	N/A
2010	219,000	2,030	—	N/A
2011	327,000	2,202	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because senior securities are not registered for public trading.

 BUSINESS

        We are a principal investment firm primarily focused on providing customized debt and equity financing to lower middle market ("LMM") companies and debt capital to middle market ("Middle Market") companies. Our portfolio investments are typically made to support management buyouts, recapitalizations, growth financings, refinancings and acquisitions of companies that operate in diverse industry sectors. We seek to partner with entrepreneurs, business owners and management teams and generally provide "one stop" financing alternatives within our LMM portfolio. We invest primarily in secured debt investments, equity investments, warrants and other securities of LMM companies based in the United States and in secured debt investments of Middle Market companies generally headquartered in the United States. Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and capital appreciation from our equity and equity related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. Our LMM companies generally have annual revenues between $10 million and $150 million, and our LMM portfolio investments generally range in size from $5 million to $25 million. Our Middle Market investments are made in businesses that are generally larger in size than our LMM portfolio companies, with annual revenues typically between $150 million and $1.5 billion, and our Middle Market investments generally range in size from $3 million to $15 million. Our other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

        We seek to fill the current financing gap for LMM businesses, which, historically, have had more limited access to financing from commercial banks and other traditional sources. The underserved nature of the lower middle market creates the opportunity for us to meet the financing needs of LMM companies while also negotiating favorable transaction terms and equity participations. Our ability to invest across a company's capital structure, from senior secured loans to equity securities, allows us to offer portfolio companies a comprehensive suite of financing solutions, or "one stop" financing. Providing customized, "one stop" financing solutions has become even more relevant to our LMM portfolio companies in the current investing environment. We generally seek to partner directly with entrepreneurs, management teams and business owners in making our investments. We believe that our LMM investment strategy has a lower correlation to the broader debt and equity markets.

        As of June 30, 2012, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $423.6 million, with a total cost basis of approximately $340.8 million, and a weighted average annual effective yield on our LMM debt investments of approximately 15.0%. Approximately 78% of our total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of our LMM portfolio companies as of June 30, 2012. At June 30, 2012, we had equity ownership in approximately 91% of our LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2011, we had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million with a total cost basis of approximately $349.0 million and a weighted average annual effective yield on our LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        In addition to our LMM investment strategy, we pursue investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        As of June 30, 2012, we had Middle Market portfolio investments in 77 companies collectively totaling approximately $343.4 million in fair value with a total cost basis of approximately $341.8 million. The weighted average revenues for the 77 Middle Market portfolio company investments were approximately $519 million. Our Middle Market debt investments are primarily in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on portfolio company assets as of June 30, 2012. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 8.7% as of June 30, 2012. As of December 31, 2011, we had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on our Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of June 30, 2012, we had Other Portfolio investments in 4 companies collectively totaling approximately $23.6 million in fair value and $23.4 million in cost basis. As of December 31, 2011, we had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        Our portfolio investments are generally made through MSCC and the Funds. MSCC and the Funds share the same investment strategies and criteria, although they are subject to different regulatory regimes. An investor's return in MSCC will depend, in part, on the Funds' investment returns as MSMF and MSC II are both wholly owned subsidiaries of MSCC.

        The level of new portfolio investment activity will fluctuate from period to period based upon our view of the current economic fundamentals, our ability to identify new investment opportunities that meet our investment criteria, and our ability to consummate the identified opportunities. The level of new investment activity, and associated interest and fee income, will directly impact future investment income. In addition, the level of dividends paid by portfolio companies and the portion of our portfolio debt investments on non-accrual status will directly impact future investment income. While we intend to grow our portfolio and our investment income over the long-term, our growth and our operating results may be more limited during depressed economic periods. However, we intend to appropriately manage our cost structure and liquidity position based on applicable economic conditions and our investment outlook. The level of realized gains or losses and unrealized appreciation or depreciation will also fluctuate depending upon portfolio activity and the performance of our individual portfolio companies. The changes in realized gains and losses and unrealized appreciation or depreciation could have a material impact on our operating results.

        MSCC and its consolidated subsidiaries are internally managed by the Investment Manager, a wholly owned subsidiary of MSCC, which employs all of the executive officers and other employees of Main Street. Because the Investment Manager is wholly owned by MSCC, MSCC does not pay any external investment advisory fees, but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly-traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio. For the three and six months ended June 30, 2012, the ratio of our total operating expenses, excluding interest expense, as a percentage of our quarterly average total assets was 1.9% and 2.0% respectively, on an annualized basis, compared to 2.3% and 2.4% respectively, on an annualized basis for the three and six months ended June 30, 2011 and 2.2% for the year ended December 31, 2011.

Business Strategies

        Our principal investment objective is to maximize our portfolio's total return by generating current income from our debt investments and realizing capital appreciation from our equity and equity-related investments, including warrants, convertible securities and other rights to acquire equity securities in a portfolio company. We have adopted the following business strategies to achieve our investment objective:

  •
  Delivering Customized Financing Solutions in the Lower Middle Market.  We believe our ability to provide a broad range of customized financing solutions to LMM companies sets us apart from other capital providers that focus on providing a limited number of financing solutions. We offer to our LMM portfolio companies customized debt financing solutions with equity components that are tailored to the facts and circumstances of each situation. Our ability to invest across a company's capital structure, from senior secured loans to subordinated debt to equity securities, allows us to offer our LMM portfolio companies a comprehensive suite of financing solutions, or "one-stop" financing.

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  Focusing on Established Companies.  We generally invest in companies with established market positions, experienced management teams and proven revenue streams. Those companies generally possess better risk-adjusted return profiles than newer companies that are building their management teams or are in the early stages of building a revenue base. We also believe that established companies in our targeted size range also generally provide opportunities for capital appreciation.

  •
  Leveraging the Skills and Experience of Our Investment Team.  Our investment team has significant experience in lending to and investing in LMM and middle market companies. The members of our investment team have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies, and currently include eight certified public accountants and one chartered financial analysts. The expertise of our investment team in analyzing, valuing, structuring, negotiating and closing transactions should provide us with competitive advantages by allowing us to consider customized financing solutions and non-traditional or complex structures for our portfolio companies.

  •
  Investing Across Multiple Companies, Industries, Regions, and End Markets.  We seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets. This portfolio balance is intended to mitigate the potential effects of negative economic events for particular companies, regions, industries and end markets.

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  Capitalizing on Strong Transaction Sourcing Network.  Our investment team seeks to leverage its extensive network of referral sources for portfolio company investments. We have developed a reputation in our marketplace as a responsive, efficient and reliable source of financing, which has created a growing stream of proprietary deal flow for us.

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  Benefiting from Lower, Fixed, Long-Term Cost of Capital.  The SBIC licenses held by the Funds have allowed them to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is, and will continue to be, a significant part of our capital base through the Funds, our relative cost of debt capital should be lower than many of our competitors. In addition, the SBIC leverage that we receive through the Funds represents a stable, long-term component of our capital structure with proper matching of duration and cost compared to our LMM portfolio investments.

Investment Criteria

        Our investment team has identified the following investment criteria that it believes are important in evaluating prospective portfolio companies. Our investment team uses these criteria in evaluating investment opportunities. However, not all of these criteria have been, or will be, met in connection with each of our investments.

  •
  Proven Management Team with Meaningful Equity Stake.  We look for operationally-oriented management with direct industry experience and a successful track record. In addition, we expect the management team of each LMM portfolio company to have meaningful equity ownership in the portfolio company to better align our respective economic interests. We believe management teams with these attributes are more likely to manage the companies in a manner that both protects our debt investment and enhances the value of our equity investment.

  •
  Established Companies with Positive Cash Flow.  We seek to invest in established companies with sound historical financial performance. We typically focus on LMM companies that have historically generated EBITDA ("Earnings Before Interest, Taxes, Depreciation and Amortization") of $3 million to $20 million and commensurate levels of free cash flow. We also pursue investments in Middle Market debt securities in generally established companies with sound historical financial performance that are generally larger in size than LMM companies. We generally do not invest in start-up companies or companies with speculative business plans.

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  Defensible Competitive Advantages/Favorable Industry Position.  We primarily focus on companies having competitive advantages in their respective markets and/or operating in industries with barriers to entry, which may help to protect their market position and profitability.

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  Exit Alternatives.  We exit our debt investments primarily through the repayment of our investment from internally generated cash flow of the portfolio company and/or refinancing. In addition, we seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants or a recapitalization.

Portfolio Investments

        Main Street's portfolio investments, as used herein, refers to all of Main Street's LMM portfolio investments, Middle Market portfolio investments, Other Portfolio investments and its investment in the Investment Manager but excludes all marketable securities and idle funds investments. Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Other Portfolio investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. In our Other Portfolio, we may incur indirect fees and expenses in connection with investments managed by third parties, such as investments in other investment companies or private funds.

  Debt Investments

        Historically, we have made LMM debt investments principally in the form of single tranche debt. Single tranche debt financing involves issuing one debt security that blends the risk and return profiles of both secured and subordinated debt. We believe that single tranche debt is more appropriate for many LMM companies given their size in order to reduce structural complexity and potential conflicts among creditors.

        Our LMM debt investments generally have terms of three to seven years, with limited required amortization prior to maturity, and provide for monthly or quarterly payment of interest at fixed interest rates generally between 12% and 14% per annum, payable currently in cash. In some instances, we have provided floating interest rates for a portion of a single tranche debt security. In addition, certain LMM debt investments may have a form of interest that is not paid currently but is accrued and added to the loan balance and paid at maturity. We refer to this as payment-in-kind, or PIK, interest. We typically structure our LMM debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our LMM debt investment will be collateralized by a first priority lien on substantially all the assets of the portfolio company. As of June 30, 2012, 95% of our LMM debt investments at cost were secured by first priority liens on the assets of LMM portfolio companies.

        In addition to seeking a senior lien position in the capital structure of our LMM portfolio companies, we seek to limit the downside potential of our LMM investments by negotiating covenants that are designed to protect our LMM investments while affording our portfolio companies as much flexibility in managing their businesses as is reasonable. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control or change of management provisions, key-man life insurance, guarantees, equity pledges, personal guaranties, where appropriate, and put rights. In addition, we typically seek board representation or observation rights in all of our LMM portfolio companies.

        While we will continue to focus our LMM investments primarily on single tranche debt investments, we also anticipate structuring some of our debt investments as mezzanine loans. We anticipate that these mezzanine loans will be primarily junior secured or unsecured, subordinated loans that provide for relatively high fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loan term. Typically, our mezzanine loans will have maturities of three to five years. We will generally target fixed interest rates of 12% to 14%, payable currently in cash for our mezzanine loan investments with higher targeted total returns from equity warrants, direct equity investments or PIK interest.

        In addition to our LMM debt investment strategy, we pursue debt investments in Middle Market companies. Our Middle Market portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies based in the United States that are generally larger in size than the LMM companies included in our LMM portfolio. Our Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years. The Middle Market debt investments generally have floating interest rates at LIBOR plus a premium and subject to LIBOR floors. As of June 30, 2012, our Middle Market portfolio investments were primarily in the form of debt investments, all of which were secured by portfolio company assets, and with 91% of such debt investments at cost secured by first priority liens.

  Warrants

        In connection with our LMM debt investments, we have historically received equity warrants to establish or increase our equity interest in the LMM portfolio company. Warrants we receive in connection with a LMM debt investment typically require only a nominal cost to exercise, and thus, as a LMM portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We typically structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as secured or unsecured put rights, or rights to sell such securities back to the LMM portfolio company, upon the occurrence of specified events. In certain cases, we also may obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

  Direct Equity Investments

        We also will seek to make direct equity investments in situations where it is appropriate to align our interests with key management and stockholders, and to allow for some participation in the appreciation in the equity values of our LMM portfolio companies. We usually make our direct equity investments in connection with debt investments. In addition, we may have both equity warrants and direct equity positions in some of our LMM portfolio companies. We seek to maintain fully diluted equity positions in our LMM portfolio companies of 5% to 50%, and may have controlling equity interests in some instances. We have a value orientation toward our direct equity investments and have traditionally been able to purchase our equity investments at reasonable valuations.

Investment Process

        Our investment committee is responsible for all aspects of our LMM investment process. The current members of our investment committee are Vincent D. Foster, our Chairman, President and Chief Executive Officer, Todd A. Reppert, our Executive Vice Chairman, and David Magdol, our Chief Investment Officer and Senior Managing Director.

        Our credit committee is responsible for all aspects of our Middle Market portfolio investment process. The current members of our credit committee are Messrs. Foster and Reppert and Curtis Hartman, our Chief Credit Officer and Senior Managing Director.

        Our investment strategy involves a "team" approach, whereby potential transactions are screened by several members of our investment team before being presented to the investment committee or the credit committee, as applicable. Our investment committee and credit committee each meet on an as needed basis depending on transaction volume. We generally categorize our investment process into seven distinct stages:

  Deal Generation/Origination

        Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers, financial advisors, and accountants, as well as current and former portfolio companies and investors. Our investment team has focused its deal generation and origination efforts on LMM and middle market companies. We have developed a reputation as a knowledgeable, reliable and active source of capital and assistance in this market.

  Screening

        During the screening process, if a transaction initially meets our investment criteria, we will perform preliminary due diligence, taking into consideration some or all of the following information:

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  a comprehensive financial model based on quantitative analysis of historical financial performance, projections and pro forma adjustments to determine the estimated internal rate of return;

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  a brief industry and market analysis;

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  direct industry expertise imported from other portfolio companies or investors;

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  preliminary qualitative analysis of the management team's competencies and backgrounds;

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  potential investment structures and pricing terms; and

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  regulatory compliance.

        Upon successful screening of a proposed LMM transaction, the investment team makes a recommendation to our investment committee. If our investment committee concurs with moving forward on the proposed LMM transaction, we typically issue a non-binding term sheet to the company. For Middle Market portfolio investments, the initial term sheet is typically issued by the borrower, and is screened by the investment team which makes a recommendation to our credit committee.

  Term Sheet

        For proposed LMM transactions, the non-binding term sheet will include the key economic terms based upon our analysis performed during the screening process as well as a proposed timeline and our qualitative expectation for the transaction. While the term sheet is non-binding, for LMM investments, we typically receive an expense deposit in order to move the transaction to the due diligence phase. Upon execution of a term sheet we begin our formal due diligence process.

        For proposed Middle Market transactions, the internal term sheet will include key economic terms and other conditions proposed by the borrower and its representatives and the proposed timeline for the investment, which are reviewed by our investment team to determine if such terms and conditions are in agreement with Main Street's investment objectives.

  Due Diligence

        Due diligence on a proposed LMM investment is performed by a minimum of two of our investment professionals, whom we refer to collectively as the investment team, and certain external resources, who together conduct due diligence to understand the relationships among the prospective portfolio company's business plan, operations and financial performance. Our LMM due diligence review includes some or all of the following:

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  site visits with management and key personnel;

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  detailed review of historical and projected financial statements;

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  operational reviews and analysis;

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  interviews with customers and suppliers;

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  detailed evaluation of company management, including background checks;

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  review of material contracts;

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  in-depth industry, market, and strategy analysis; and

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  review by legal, environmental or other consultants, if applicable.

        Due diligence on a proposed Middle Market investment is generally performed on materials and information obtained from certain external resources and assessed internally by a minimum of two of our investment professionals, who work to understand the relationships among the prospective portfolio company's business plan, operations and financial performance using the accumulated due diligence information. Our Middle Market due diligence review includes some or all of the following:

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  detailed review of historical and projected financial statements;

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  in-depth industry, market, operational and strategy analysis; and

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  detailed review of the company's management team and their capabilities.

        During the due diligence process, significant attention is given to sensitivity analyses and how the company might be expected to perform given downside, "base-case" and upside scenarios. In certain cases, we may decide not to make an investment based on the results of the diligence process.

  Document and Close

        Upon completion of a satisfactory due diligence review of a proposed LMM portfolio investment, the investment team presents the findings and a recommendation to our investment committee. The presentation contains information which can include, but is not limited to, the following:

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  company history and overview;

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  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

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  analysis of key customers and suppliers and key contracts;

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  a working capital analysis;

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  an analysis of the company's business strategy;

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  a management and key equity investor background check and assessment;

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  third-party accounting, legal, environmental or other due diligence findings;

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  investment structure and expected returns;

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  anticipated sources of repayment and potential exit strategies;

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  pro forma capitalization and ownership;

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  an analysis of historical financial results and key financial ratios;

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  sensitivities to management's financial projections; and

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  detailed reconciliations of historical to pro forma results.

        Upon completion of a satisfactory due diligence review of a proposed Middle Market portfolio investment, the investment team presents the findings and a recommendation to our credit committee. The presentation contains information which can include, but is not limited to, the following:

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  company history and overview;

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  transaction overview, history and rationale, including an analysis of transaction strengths and risks;

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  analysis of key customers and suppliers;

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  an analysis of the company's business strategy;

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  investment structure and expected returns;

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  anticipated sources of repayment and potential exit strategies;

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  pro forma capitalization and ownership; and

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  an analysis of historical financial results and key financial ratios.

        If any adjustments to the transaction terms or structures are proposed by the investment committee or credit committee, as applicable, such changes are made and applicable analyses are updated. Approval for the transaction must be made by the affirmative vote from a majority of the members of the investment committee or credit committee, as applicable. Upon receipt of transaction approval, we will re-confirm regulatory compliance, process and finalize all required legal documents, and fund the investment.

  Post-Investment

        We continuously monitor the status and progress of the portfolio companies. We generally offer managerial assistance to our portfolio companies, giving them access to our investment experience, direct industry expertise and contacts. The same investment team that was involved in the investment process will continue its involvement in the portfolio company post-investment. This provides for continuity of knowledge and allows the investment team to maintain a strong business relationship with key management of our portfolio companies for post-investment assistance and monitoring purposes. As part of the monitoring process of LMM portfolio investments, the investment team will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet and discuss issues or opportunities with management, attend board meetings and review all compliance certificates and covenants. While we maintain limited involvement in the ordinary course operations of our LMM portfolio companies, we maintain a higher level of involvement in non-ordinary course financing or strategic activities and any non-performing scenarios. We also monitor the performance of our Middle Market portfolio investments; however, due to the larger size and sophistication of these middle market companies, it is not necessary or practical to have as much direct management interface.

        We use an internally developed investment rating system to characterize and monitor our expected level of returns on each of our LMM portfolio investments.

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  Investment Rating 1 represents a portfolio company that is performing in a manner which significantly exceeds expectations;

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  Investment Rating 2 represents a portfolio company that, in general, is performing above expectations;

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  Investment Rating 3 represents a portfolio company that is generally performing in accordance with expectations;

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  Investment Rating 4 represents a portfolio company that is underperforming expectations. Investments with such a rating require increased Main Street monitoring and scrutiny; and

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  Investment Rating 5 represents a portfolio company that is significantly underperforming. Investments with such a rating require heightened levels of monitoring and scrutiny by us and involve the recognition of significant unrealized depreciation on such investment.

        All new LMM portfolio investments receive an initial 3 rating.

        The following table shows the distribution of our LMM portfolio investments on the 1 to 5 investment rating scale at fair value as of June 30, 2012 and December 31, 2011:

	June 30, 2012		December 31, 2011
Investment Rating	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	(Unaudited)
	(dollars in thousands)
1	$159,146	37.6%	$125,505	30.2%
2	99,979	23.6%	119,234	28.7%
3	139,835	33.0%	152,910	36.7%
4	24,643	5.8%	17,765	4.3%
5	—	0.0%	250	0.1%

Totals	$423,603	100.0%	$415,664	100.0%

        Based upon our investment rating system, the weighted average rating of our LMM portfolio was approximately 2.1 as of June 30, 2012 and 2.2 as of December 31, 2011.

        For the total investment portfolio, as of June 30, 2012, we had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost on non-accrual status, excluding the investment in the affiliated Investment Manager. As of December 31, 2011, we had one investment with positive fair value on non-accrual status, which comprised less than 0.1% of the total portfolio investments at fair value and, together with another fully impaired investment, comprised approximately 0.9% of the total portfolio investments at cost, in each case excluding the investment in the affiliated Investment Manager.

  Exit Strategies/Refinancing

        While we generally exit most investments through the refinancing or repayment of our debt and redemption of our equity positions, we typically assist our LMM portfolio companies in developing and planning exit opportunities, including any sale or merger of our portfolio companies. We may also assist in the structure, timing, execution and transition of the exit strategy. The refinancing or repayment of Middle Market debt investments typically does not require our assistance due to the additional resources available to these larger, middle market companies.

Determination of Net Asset Value and Portfolio Valuation Process

        We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to our total assets minus liabilities and any noncontrolling interests outstanding divided by the total number of shares of common stock outstanding.

        We account for our LMM portfolio investments, Middle Market portfolio investments, Other Portfolio investments and investment in the Investment Manager at fair value. As a result, we follow the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires us to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact.

        Our portfolio strategy calls for us to invest primarily in illiquid securities issued by private, LMM companies as well as debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. Our portfolio also includes Other Portfolio investments which primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties. All of our portfolio investments may be subject to restrictions on resale. LMM companies and Other Portfolio companies generally have no established trading market while Middle Market securities generally have established markets that are not active. We determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. For LMM investments, we review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. For Middle Market portfolio debt and Other Portfolio debt investments, we primarily use observable inputs such as quoted prices in the valuation process. For Other Portfolio equity investments we generally value such investments based on the fair value of the portfolio company as determined by independent third parties, and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. Our valuation policy and process is intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" LMM portfolio investments are composed of equity and debt securities for which we have a controlling interest in the portfolio company or have the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for our control LMM portfolio investments. As a result, we determine the fair value of control LMM portfolio investments using a combination of market and income approaches. Under the market approach, we will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, we analyze various factors, including the portfolio company's historical and projected financial results. We allocate the enterprise value to investments in order of the legal priority of the investments. We will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for our control LMM portfolio investments estimate the value of the investment if we were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with our ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For our non-control LMM investments, we use a combination of the market and income approaches to value our equity investments and the income approach to value our debt investments. For non-control LMM debt investments, we determine the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Our estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as we generally intend to hold our loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. We will use the value determined by the yield analysis as the fair value for that security; however, because of our general intent to hold our loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that we use to estimate the fair value of our LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, we may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to our internal valuation process and the requirements under the 1940 Act, we perform valuation procedures on our investments in each LMM portfolio company once a quarter. In addition to our internal valuation process, in arriving at estimates of fair value for our investments in LMM portfolio companies, we, among other things, consult with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to our investments in each LMM portfolio company at least once in every calendar year, and for our investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, we may determine that it is not cost-effective, and as a result is not in our stockholders' best interest, to consult with the nationally recognized independent advisor on our investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of our investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. We consulted with our independent advisor in arriving at our determination of fair value on our investments in a total of 22 LMM portfolio companies for the six months ended June 30, 2012, representing approximately 41% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of June 30, 2012. We consulted with our independent advisor in arriving at our determination of fair value on a total of 42 portfolio companies, including 41 LMM portfolio companies and our affiliated Investment Manager, for the year ended December 31, 2011, representing approximately 81% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of December 31, 2011.

        For valuation purposes, all of our Middle Market portfolio investments are non-control investments and are composed of securities for which we do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. We primarily use observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, we generally use an approach similar to the income approach using a yield-to-maturity model used to value our LMM portfolio debt investments.

        For valuation purposes, all of our Other Portfolio investments are non-control investments and are composed of securities for which we generally do not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. We value our Other Portfolio equity investments based on the fair value of the portfolio company as determined by independent third parties and based on our proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, we determine the fair value of these investments through obtaining third party quotes or other independent pricing. To the extent observable inputs are not available for our Other Portfolio debt instruments, we value these Other Portfolio debt investments through an approach similar to the income approach using a yield-to-maturity model used to value our non-control LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, our determination of fair value for certain portfolio investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. We determine the fair value of each individual investment and record changes in fair value as unrealized appreciation or depreciation.

        As described below, we undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our determination of the fair value of each individual investment.

  •
  Our quarterly valuation process will begin with each LMM portfolio company or investment being initially valued by the investment team responsible for the portfolio investment;

  •
  Preliminary valuation conclusions will then be reviewed and discussed with senior management;

  •
  A nationally recognized independent advisor engaged by the Board of Directors will perform certain mutually agreed limited procedures, as described below, that we have identified and asked them to perform on a selection of our final LMM portfolio company valuation conclusions;

  •
  The fair value determination for our Middle Market debt investments generally consists of observable inputs;

  •
  The Audit Committee of our Board of Directors will review the preliminary valuations, and the investment team will consider and assess, as appropriate, any changes that may be required to the preliminary valuation to address any comments provided by the Audit Committee; and

  •
  The Board of Directors will assess the valuations and will ultimately approve the fair value of each investment in our portfolio in good faith.

        Determination of fair value involves subjective judgments and estimates. The notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Competition

        We compete for investments with a number of investment funds (including private equity funds, mezzanine funds, BDCs, and SBICs), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of the entities that compete with us have greater financial and managerial resources. We believe we are able to be competitive with these entities primarily on the basis of our focus toward the underserved lower middle market, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer.

        We believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete primarily on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Related to Our Business and Structure—We may face increasing competition for investment opportunities."

Employees

        As of June 30, 2012, we had 26 employees, each of whom was employed by the Investment Manager. These employees include investment and portfolio management professionals, operations professionals and administrative staff. As necessary, we will hire additional investment professionals and administrative personnel. All of our employees are located in our Houston, Texas office.

Properties

        We do not own any real estate or other physical properties materially important to our operations. Currently, we lease office space in Houston, Texas for our corporate headquarters.

Legal Proceedings

        We may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise. Furthermore, third parties may try to seek to impose liability on us in connection with the activities of our portfolio companies. While the outcome of any current legal proceedings cannot at this time be predicted with certainty, we do not expect any current matters will materially affect our financial condition or results of operations; however, there can be no assurance whether any pending legal proceedings will have a material adverse effect on our financial condition or results of operations in any future reporting period.

PORTFOLIO COMPANIES

        The following table sets forth certain unaudited information as of June 30, 2012, for the portfolio companies in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observer or participation rights we may receive. As of June 30, 2012, none of our portfolio company investments constituted five percent or more of our total assets. The following table excludes our investment in the Investment Manager and marketable securities and idle funds investments.

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Café Brazil, LLC	Casual Restaurant
202 West Main Street, Ste. 100	Group
Allen, TX 75013
		12% Secured Debt (Maturity—April 20, 2013)	1,000	1,000	1,000
		Member Units (Fully diluted 41.0%)(8)		42	3,530

				1,042	4,530
California Healthcare Medical Billing, Inc.	Outsourced Billing and
1121 E. Washington Ave.	Revenue Cycle
Escondido, CA 92025	Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,887	8,013
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,257	12,953
CBT Nuggets, LLC	Produces and Sells IT
44 Club Rd., Ste. 150	Training Certification
Eugene, OR 97401	Videos
		14% Secured Debt (Maturity—December 31, 2013)	850	850	850
		Member Units (Fully diluted 41.6%)(8)		1,300	6,810

				2,150	7,660
Ceres Management, LLC (Lambs)	Aftermarket Automotive
11675 Jollyville Rd., Ste. 300	Services Chain
Austin, TX 78759
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,986	3,986
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,090	1,090	1,090
		Member Units (Fully diluted 79.0%)		5,273	—
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	800

				10,974	5,876
Condit Exhibits, LLC	Tradeshow Exhibits /
500 West Tennessee	Custom Displays
Denver, CO 80223
		9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,643	4,643
		Warrants (Fully diluted 47.9%)		320	320

				4,963	4,963
Gulf Manufacturing, LLC	Manufacturer of Specialty
1221 Indiana St.	Fabricated Industrial
Humble, TX 77396	Piping Products
		9% PIK Secured Debt (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,550

				3,899	13,469
Harrison Hydra-Gen, Ltd.	Manufacturer of
10827 Tower Oaks Blvd.	Hydraulic Generators
Houston, TX 77070
		12% Secured Debt (Maturity—June 4, 2015)	5,024	4,582	4,810
		Preferred Stock (8% cumulative)(8)		1,123	1,123
		Common Equity (Fully diluted 34.5%)		718	2,620

				6,423	8,553
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import
9370 Wallisville Rd	Logistics, Brokerage,
Houston, TX 77013	and Warehousing
		Member Units (Fully diluted 37.1%)(8)		589	1,610
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,825
Hydratec, Inc.	Designer and Installer of
325 Road 192	Micro-Irrigation Systems
Delano, CA 93215
		Common Stock (Fully diluted 94.2%)(8)		7,094	14,218

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
8501 Telephone Road
Houston, TX 77061
		12% Secured Debt (Maturity—September 15, 2014)	4,350	4,132	4,200
		Warrants (Fully diluted 30.1%)		1,129	1,650

				5,261	5,850
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
130 Second Avenue North
Twin Falls, ID 83301
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,843	1,843	1,843
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,912	1,912	1,912
		Member Units (Fully diluted 60.8%)(8)		811	1,750

				4,566	5,505
Lighting Unlimited, LLC	Commercial and
4125 Richmond Ave	Residential Lighting
Houston, TX 77027	Products and Design Services
		8% Secured Debt (Maturity—August 22, 2012)	2,000	1,996	1,996
		Preferred Stock (non-voting)		510	510
		Warrants (Fully diluted 7.1%)		54	40
		Common Stock (Fully diluted 70.0%)(8)		100	340

				2,660	2,886
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-
380 NW Adler St	Jointed Lumber
Madras, OR 97741	Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,040	1,040	1,040
		Warrants (Fully diluted 9.2%)		250	890
		Member Units (Fully diluted 42.9%)		812	930
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,502	8,820
NAPCO Precast, LLC	Precast Concrete
6949 Low Bid Lane	Manufacturing
San Antonio, TX 78250
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(9)	3,385	3,380	3,380
		18% Secured Debt (Maturity—February 1, 2013)	5,173	5,156	5,156
		Member Units (Fully diluted 44.0%)		2,975	4,195

				11,511	12,731
NRI Clinical Research, LLC	Clinical Research Center
2010 Wilshire Blvd
Los Angeles, CA 90057
		14% Secured Debt (Maturity—September 8, 2016)	5,001	4,735	4,735
		Warrants (Fully diluted 12.5%)		252	440
		Member Units (Fully diluted 24.8%)(8)		500	870

				5,487	6,045
NRP Jones, LLC	Manufacturer of
210 Philadelphia St	Hoses, Fittings and
LaPorte, IN 46350	Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,118	11,890
		Warrants (Fully diluted 12.2%)		817	1,170
		Member Units (Fully diluted 43.2%)(8)		2,900	4,153

				14,835	17,213
OMi Holdings, Inc.	Manufacturer of
1515 E I-30 Service Road	Overhead Cranes
Royse City, TX 75189
		12% Secured Debt (Maturity—April 1, 2013)	6,667	6,655	6,655
		Common Stock (Fully diluted 48.0%)		1,080	6,000

				7,735	12,655
Pegasus Research Group, LLC (Televerde)	Telemarketing and
4636 E. University Drive	Data Services
Phoenix, AZ 77074
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	5,491	5,435	5,491
		Member Units (Fully diluted 43.7%)(8)		1,250	1,250

				6,685	6,741

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
PPL RVs, Inc.	Recreational Vehicle
10777 Southwest Freeway	Dealer
Houston, TX 77074
		18% Secured Debt (Maturity—June 10, 2015)	4,450	4,407	4,450
		Common Stock (Fully diluted 51.1%)		2,150	5,480

				6,557	9,930
Principle Environmental, LLC	Noise Abatement
201 W. Ranch Court	Services
Weatherford, TX 76088
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,851	4,140
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,558	3,496	3,548
		Warrants (Fully diluted 14.6%)		1,200	3,140
		Member Units (Fully diluted 25.0%)		2,000	5,380

				10,547	16,208
River Aggregates, LLC	Processor of
25963 Sorters Road	Construction Aggregates
Porter, TX 77365
		12% Secured Debt (Maturity—March 30, 2016)	3,700	3,479	3,479
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,231	3,479
The MPI Group, LLC	Manufacturer of Custom
319 North Hills Road	Hollow Metal Doors,
Corbin, KY 40701	Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,068	1,065	1,065
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,559	5,477	5,477
		Warrants (Fully diluted 74.7%)		896	—
		Member Units (Non-voting)		200	—

				7,638	6,542
Thermal and Mechanical Equipment, LLC	Commercial and Industrial
1423 E. Richey Road	Engineering Services
Houston, TX 77073
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,272	1,267	1,267
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	4,053	4,017	4,053
		Member Units (Fully diluted 50.0%)(8)		1,000	6,490

				6,284	11,810
Uvalco Supply, LLC	Farm and Ranch Supply
2521 E. Main St.	Store
Uvalde, TX 78801
		Member Units (Fully diluted 42.8%)(8)		1,113	3,110
Van Gilder Insurance Corporation	Insurance Brokerage
1515 Wynkoop, Ste. 200
Denver, CO 80202
		8% Secured Debt (Maturity—January 31, 2013)	1,000	993	993
		8% Secured Debt (Maturity—January 31, 2016)	1,545	1,531	1,531
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,224	5,224
		Warrants (Fully diluted 10.0%)		1,209	1,209
		Common Stock (Fully diluted 15.5%)		2,500	2,500

				11,457	11,457
Vision Interests, Inc.	Manufacturer / Installer of
6630 Arroyo Springs St., Ste. 600	Commercial Signage
Las Vegas, NV 89113
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,100	3,038	3,038
		Series A Preferred Stock (Fully diluted 33.3%)		3,000	3,280
		Common Stock (Fully diluted 36.7%)		3,706	100

				9,744	6,418
Ziegler's NYPD, LLC	Casual Restaurant Group
13901 North 73rd St., #219
Scottsdale, AZ 85260
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	997	997
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,180	5,159	5,159
		Warrants (Fully diluted 46.6%)		600	300

				6,756	6,456

Subtotal Control Investments				179,175	228,903

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of
450 Clark Dr.	Commercial / Industrial
Mt. Olive, NJ 07828	Sensors
		Warrants (Fully diluted 19.6%)		50	3,590
Bridge Capital Solutions Corporation	Financial Services and
300 Motor Parkway, Suite 215	Cash Flow Solutions
Hauppauge, NY 11788
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,734	4,734
		Warrants (Fully diluted 7.5%)		200	200

				4,934	4,934
Compact Power Equipment Centers LLC	Equipment / Tool Rental
P. O. Box 40
Fort Mill, SC 29716
		6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)	3,576	3,555	3,555
		8% PIK Secured Debt (Maturity—December 31, 2012)	63	63	63
		Series A Member Units (8% cumulative) (Fully diluted 0.8%)(8)		887	887
		Member Units (Fully diluted 10.6%)		1	1

				4,506	4,506
East Teak Fine Hardwoods, Inc.	Hardwood Products
1106 Drake Road
Donalds, SC 29638
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages
409 Bearden Circle	Liquidation of
Knoxville, TN 37919	Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	10,223	9,677	9,677
		Warrants (Fully diluted 22.5%)		400	400

				10,077	10,077
Houston Plating and Coatings, LLC	Plating and Industrial
1315 Georgia Street	Coating Services
South Houston, TX 77587
		Member Units (Fully diluted 11.1%)(8)		635	6,980
Integrated Printing Solutions, LLC	Specialty Card Printing
7025 South Fulton Street, Suite 100
Centennial, CO 80112
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,740	11,740
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,340

				14,340	15,080
IRTH Holdings, LLC	Damage Prevention
5009 Horizons Drive	Technology Information
Columbus, OH 43220	Services
		12% Secured Debt (Maturity—December 29, 2015)	3,923	3,868	3,923
		Member Units (Fully diluted 22.3%)		850	2,970

				4,718	6,893
KBK Industries, LLC	Specialty Manufacturer
East Hwy 96	of Oilfield and
Rush Center, KS 67575	Industrial Products
		10% Secured Debt (Maturity—December 31, 2012)	833	833	833
		14% Secured Debt (Maturity—January 23, 2014)	5,182	5,182	5,182
		Member Units (Fully diluted 17.9%) (8)		341	4,250

				6,356	10,265
Laurus Healthcare, LP	Management of
10000 Memorial Drive, Suite 540	Outpatient Cardiac
Houston, TX 77056	Cath Labs
		9% Secured Debt (Maturity—May 12, 2016)	5,725	5,725	5,725
		Class A and C Units (Fully diluted 13.1%)(8)		80	5,430

				5,805	11,155

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
Olympus Building Services, Inc.	Custodial / Facilities
Union Square Drive, Suite 110	Services
New Hope, PA 18938
		10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	3,216	3,112	3,112
		15% PIK Secured Debt (Maturity—March 27, 2014)	1,069	1,069	1,069
		Warrants (Fully diluted 22.5%)		470	—

				4,651	4,181
OnAsset Intelligence, Inc.	Transportation
3080 Story Road West	Monitoring / Tracking
Irving, TX 75038	Services
		12% Secured Debt (Maturity—October 18, 2012)	1,500	1,225	1,225
		Preferred Stock (7% cumulative) (Fully diluted 5.75%)(8)		1,633	1,633
		Warrants (Fully diluted 4.0%)		830	640

				3,688	3,498
OPI International Ltd.(12)	Oil and Gas
4545 Post Oak Place Drive	Construction Services
Houston, TX 77027
		12% Secured Debt (Maturity—November 30, 2015)	11,750	11,154	11,360
		Common Equity (Fully diluted 9.7%)		1,370	4,970

				12,524	16,330
Radial Drilling Services Inc.	Oil and Gas Technology
4921 Spring Cypress
Spring, TX 77379
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,423	3,423
		Warrants (Fully diluted 24.0%)		758	758

				4,181	4,181
Samba Holdings, Inc.	Intelligent Driver Record
1730 Montano Road NW, Suite F	Monitoring Software
Albuquerque, NM 87107	and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	2,985	2,930	2,930
		Common Stock (Fully diluted 14.7%)		950	1,200

				3,880	4,130
Spectrio LLC	Audio Messaging
720 Brooker Creek Blvd., Ste. 215	Services
Oldsmar, FL 34677
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	14,595	14,147	14,440
		Warrants (Fully diluted 9.8%)		887	2,830

				15,314	17,550
SYNEO, LLC	Manufacturer of
3601 Galaznik Rd	Specialty Cutting Tools
Angleton, TX 77515	and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,800	4,699	4,699
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,412	1,412
		Member Units (Fully diluted 11.1%)		1,000	1,000

				7,111	7,111
Walden Smokey Point, Inc.	Specialty Transportation
17305 59th Avenue NE	Provider
Arlington, WA 98223
		Common Stock (Fully diluted 12.6%)		1,427	4,720

Subtotal Affiliate Investments				104,677	135,561

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
4L Holdings, LLC(10)	Refurbished Office Supplies
4200 Cloumbus Street	and Electronics
Ottawa, IL 61350
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 7, 2018)(9)	4,938	4,793	4,839
Academy, Ltd.(10)	Sporting Goods Stores
1800 N. Mason Road
Katy, TX 77449
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—August 3, 2018)(9)	2,985	2,974	3,004
Affinity Videonet, Inc.	Video Conferencing and
1625 Broadway Ave., Ste. 880	Managed Services
Denver, Co 80202
		13% Secured Debt (Maturity—December 31, 2015)	2,000	1,921	2,000
		13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)	987	983	983
		Warrants (Fully diluted 2.6%)		63	120

				2,967	3,103
Ameritech College Operations, LLC	For-Profit Nursing and
12257 Business Park Dr, Ste. 108	Healthcare College
Draper, UT 84020
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,934	5,934
Aspen Dental Management, Inc.(10)	Dental Practice
281 Sanders Creek Parkway	Management
East Syracuse, NY 13057
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 6, 2016)(9)	1,985	1,976	1,973
Associated Asphalt Partners, LLC(10)	Liquid Asphalt Supplier
2677 Roanoke Avenue, SW
Roanoke, VA 24015
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,926	9,756	9,777
ATI Acquisition I Corp.(10)	Physical Therapy Facilities
790 Remington Blvd.
Bolingbrook, IL 60440
		LIBOR Plus 5.50%, Current Coupon 7.50%, Secured Debt (Maturity—March 11, 2016)(9)	2,839	2,805	2,799
B. J. Alan Company	Retailer and Distributor of
555 Martin Luther King, Jr. Blvd	Consumer Fireworks
Youngstown, OH 44502
		12% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,006	9,907	9,907
Blackboard, Inc.(10)	Education Software
650 Massachusetts Avenue N.W., 6th Floor	Provider
Washington, DC 20001
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	2,985	2,885	2,903
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,845	1,852

				4,730	4,755
Blue Coat Systems, Inc.(10)	Web Security and WAN
420 North Mary Avenue	Optimization
Sunnyvale, CA 94085
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—February 15, 2018)(9)	2,000	1,962	1,999
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 15, 2018)(9)	2,000	1,943	2,013

				3,905	4,012
Brand Connections, LLC	Venue-Based Marketing
26 Orange Rd	and Media
Montclair, NJ 07042
		14% Secured Debt (Maturity—April 30, 2015)	6,049	5,952	6,049
Business Development Corporation of America(11)(12)	Investment Management
405 Park Avenue, 15th Floor
New York, NY 10022
		LIBOR Plus 3.50%, Current Coupon 3.74%, Secured Debt (Maturity—January 14, 2013)	10,000	10,000	10,000

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Calloway Laboratories, Inc.(10)	Health Care Testing
34 Commerce Way	Facilities
Woburn, MA 01801
		LIBOR Plus 11.00% / 3.00% PIK, Current Coupon with PIK 15.00%, Secured Debt (Maturity—September 13, 2013)(9)	5,039	4,899	4,899
CCCG, LLC(10)	Manufacturer of Oil and
1640 South 101st East Avenue	Gas Equipment
Tulsa, OK 74128
		LIBOR Plus 5.00%, Current Coupon 6.75%, Secured Debt (Maturity—March 31, 2014)(9)	3,369	3,300	3,353
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead
1485 Sunrise Dr.	Garage Doors
Arthur IL, 61911
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,422	2,379	2,404
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 19, 2018)(9)	2,500	2,455	2,438

				4,834	4,842
Citadel Plastics Holding, Inc.(10)	Supplier of Commodity
1600 Powis Court	Chemicals / Plastic Parts
West Chicago, IL 60185
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	3,000	2,971	2,989
Congruent Credit Opportunities Fund II, LP(11)(12)	Investment Partnership
3131 McKinney Ave., Suite 850
Dallas, TX 75204
		LP Interests (Fully diluted 18.75%)		9,790	9,870
CST Industries(10)	Storage Tank Manufacturer
9701 Renner Blvd, Suite 150
Lenexa, KS 66219
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,500	12,315	12,375
Diversified Machine, Inc.(10)	Automotive Component
28059 Center Oaks Court	Supplier
Wixom, MI 48393
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 1, 2016)(9)	1,895	1,860	1,800
Drilling Info, Inc.	Information Services for
2600 Via Fortuna, Fifth Floor	the Oil and Gas Industry
Austin, TX 78746
		Common Stock (Fully diluted 2.3%)		1,335	5,070
Emerald Performance Materials, Inc.(10)	Specialty Chemicals
2020 Front Street, Suite 100	Manufacturer
Cuyahoga Falls, OH 44221
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,000	3,961	3,980
EnCap Energy Fund Investments(11)(12)	Investment Partnership
1100 Louisiana Street, Suite 4900
Houston, TX 77002
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,474	1,670
		LP Interests (EnCap Energy Capital Fund VIII Co-Investors, L.P.) (Fully diluted 0.3%)		335	335
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 1.1%)		113	113

				1,922	2,118
Fairway Group Acquisition Company(10)	Retail Grocery
2284 12th Avenue
New York, NY 10027
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 3, 2017)(9)	7,425	7,376	7,379
Flexera Software LLC(10)	Software Licensing
900 National Parkway
Schaumburg, IL 60173
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,777	3,015

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Fram Group Holdings, Inc.(10)	Manufacturer of
39 Old Ridgebury Rd	Automotive Maintenance
Danbury, CT 06610	Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	993	988	959
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	877

				1,984	1,836
GMACM Borrower LLC(10)	Mortgage Originator and
1177 Avenue of Americas	Servicer
New York, NY 10036
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	981	1,006
Go Daddy Group, Inc.(10)	Domain Name
14455 N. Hayden Rd., Suite 219	Management
Scottsdale, AZ 85260
		LIBOR Plus 4.25%, Current Coupon 5.50%, Secured Debt (Maturity—December 17, 2018)(9)	7,462	7,462	7,375
Granite Broadcasting(10)	Regional TV Broadcaster
767 Third Avenue, 34th Floor
New York, NY 10017
		LIBOR Plus 7.25%, Current Coupon 8.50%, Secured Debt (Maturity—May 22, 2018)(9)	5,000	4,876	4,950
Grede Holdings, LLC(10)	Operator of Iron Foundries
4000 Town Center, Suite 500
Southfield, MI 48075
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	4,700	4,616	4,679
Gundle/SLT Environmental, Inc.(10)	Manufacturer of
19103 Gundle Road	Geosynthetic Lining
Houston, TX 77073	Products
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(9)	7,972	7,887	7,872
Hayden Acquisition, LLC	Manufacturer of Utility
7801 West Tangerine Rd	Structures
Rillito, AZ 85653
		8% Secured Debt (Maturity—July 1, 2012)	1,800	1,781	—
Hearthside Food Solutions(10)	Contract Food
1901 Butterfield Road, Suite 530	Manufacturer
Downers Grove, IL 60515
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	4,000	3,960	3,990
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
1815 The Exchange
Atlant, GA 30339
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,853
Hupah Finance Inc.(10)	Manufacturer of Industrial
3833 Sala Way (Vermillion St.)	Machinery
Red Wing, MN 55066
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,993	2,935	3,001
Il Fornaio Corporation(10)	Casual Restaurant Group
770 Tamalpais Drive #400
Corte Madera, CA 94925
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,897	1,889	1,893
Ipreo Holdings LLC(10)	Application Software for
1359 Broadway, 2nd Floor	Capital Markets
New York, NY 10018
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	4,218	4,146	4,208
iStar Financial, Inc.(10)	Real Estate Investment
1114 Avenue of the America	Trust
New York, NY 10036
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	2,805	2,756	2,791
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 19, 2017)(9)	1,500	1,478	1,501

				4,234	4,292
Ivy Hill Middle Market Credit Fund III, Ltd.(11)(12)	Asset Management
245 Park Avenue, 44th Floor
New York, NY 10167
		LIBOR Plus 6.50%, Current Coupon 6.74%, Secured Debt (Maturity—January 15, 2022)	2,000	1,670	1,610

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
JJ Lease Funding Corp.(10)	Apparel Retail
4 Batterymarch Park
Quincy, MA 02169
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(9)	3,850	3,752	3,147
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products
450 East 29th Street
New York, NY 10016
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(9)	5,945	5,903	6,199
Liqui-Box, Inc.(10)	Supplier of Specialty
9 Greenway Plaza, Suite 240	Packaging
Houston, TX 77046
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—December 29, 2017)(9)	2,985	2,943	2,955
Maverick Healthcare(10)	Home Healthcare Products
2546 W. Birchwood Avenue, #101	and Services
Mesa, Arizona 85202
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,925	4,925	4,900
Media Holdings, LLC(10)(12)	Internet Traffic Generator
32 boulevard Royal
L-2449 Luxembourg City
Luxembourg
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,261	5,266
Medpace Intermediateco, Inc.(10)	Clinical Trial Development
4620 Wesley Avenue	and Execution
Cincinnati, OH 45212
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,787	4,725	4,596
Metal Services LLC(10)	Steel Mill Services
The Liberty Place at Kennett Square
148 W. State Street, Suite 301
Kennett Square, PA 19348
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—September 29, 2017)(9)	7,794	7,646	7,745
Metropolitan Health Networks, Inc.(10)(12)	Healthcare Network
777 Yamato Road, Suite 510	Provider
Boca Raton, FL 33431
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(9)	1,960	1,934	1,901
		LIBOR Plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(9)	3,250	3,190	3,169

				5,124	5,070
Milk Specialties Company(10)	Processor of Nutrition
7500 Flying Cloud Drive, Suite 500	Products
Eden Prairie, MN 55344
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 23, 2017)(9)	3,980	3,868	3,960
		LIBOR Plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 23, 2018)(9)	1,000	962	1,015

				4,830	4,975
Miramax Film NY, LLC(10)	Motion Picture Producer
1601 Cloverfield Blvd., Suite 2000	and Distributor
Santa Monica, CA 90404
		Class B Units (Fully diluted 0.2%)		500	500
Mood Media Corporation(10)(12)	Music Provider
20 York Mills Road, 6th Floor
Toronto, Ontario, Canada, M2P 2C2
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	2,970	2,942	2,942
MultiPlan, Inc.(10)	Managed Healthcare
115 Fifth Avenue	Provider
New York, NY 10003
		LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(9)	2,791	2,791	2,762
National Healing Corporation(10)	Wound Care Management
4850 T-Rex Avenue, Suite 300
Boca Raton, FL 33431
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—November 30, 2017)(9)	2,736	2,609	2,736
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,416	1,503
		Common Equity (Fully diluted 0.02%)		50	50

				4,075	4,289

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
NCI Building Systems, Inc.(10)	Non-Residential Building
10943 North Sam Houston Parkway West	Products Manufacturer
Houston, TX 77064
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—June 22, 2018)(9)	2,494	2,369	2,463
NGPL PipeCo, LLC(10)	Natural Gas Pipelines and
500 Dallas Street, Suite 1000	Storage Facilities
Houston, TX 77002
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,000	8,852	8,843
Northland Cable Television, Inc.(10)	Television Broadcasting
101 Stewart Street, #700
Seattle, WA 98101
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,838	4,725	4,717
Oberthur Technologies(10)	Smart Card, Printing,
50 Quai Michelet	Identity, and Cash
92300 Levallois Perret—France	Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	7,000	6,660	6,843
Onedia, Inc.(10)	Household Products
163 Kenwood Avenue	Manufacturer
Oneida, NY 13421
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	2,000	1,961	1,970
Pacific Architects and Engineers Incorporated(10)	Provider of Contract
1525 Wilson Blvd., Suite 900	Support Services
Arlington, VA 22209
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 4, 2017)(9)	3,995	3,923	3,995
Phillips Plastic Corporation(10)	Custom Molder of Plastics
1201 Hanley Road	and Metals
Hudson, WI 54016
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,737	1,722	1,728
Physician Oncology Services, L.P.(10)	Provider of Radiation
53 Perimeter Center East	Therapy and Oncology
Atlanta, GA 30346	Services
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(9)	942	934	937
Pierre Foods, Inc.(10)	Foodservice Supplier
9990 Princeton Road
Cincinnati, OH 45246
		LIBOR Plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(9)	4,925	4,851	4,955
		LIBOR Plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(9)	2,000	1,943	2,014

				6,794	6,969
PL Propylene, LLC(10)(12)	Propylene Producer
600 Travis, Suite 3250
Houston, TX 77002
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,990	3,914	4,037
Preferred Proppants, LLC(10)	Producer of Sand Based
One Radnor Corporate Center	Proppants
100 Matsonford Road, Suite 101
Radnor, PA 19087
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,972	5,840	5,748
ProQuest LLC(10)	Academic Research Portal
789 E. Eisenhower Parkway
P. O. 1346
Ann Arbor, MI 48106
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,988	4,939	4,967
PRV Aerospace, LLC(10)	Aircraft Equipment
2600 94th Street SW, Suite 150	Manufacturer
Everett, WA 98204
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	6,000	5,941	5,985
Race Point Power, LLC(10)	Electric Utilities / Power
2711 Centerville Road, Suite 400	Generation
Wilmington, DE 19808
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(9)	2,206	2,169	2,205

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Radio One, Inc.(10)	Radio Broadcasting
5900 Princess Garden Parkway, 7th Floor
Lanham, MD 20706
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,947	2,901	2,910
Relativity Media, LLC(10)	Full-scale Film and
9242 Beverly Boulevard, Suite 300	Television Production and
Beverly Hills, CA 90210	Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	5,000	4,905	4,905
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,075	5,075	5,075

				9,980	9,980
Schiff Nutrition(10)	Vitamin and Nutritional
2002 South 5070 West	Supplement Manufacturer
Salt Lake City, UT 84104	and Distributor
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—March 30, 2019)(9)	10,000	9,853	9,900
Shearer's Foods, Inc.(10)	Manufacturer of Food/
692 Wabash Ave. North	Snacks
Brewster, OH 44613
		12.00% Current / 3.75% PIK Secured Debt (Maturity—March 31, 2016)	4,343	4,266	4,218
Sonneborn, LLC.(10)	Specialty Chemicals
600 Parsippany Road, Suite 100	Manufacturer
Parsippany, NJ 07054
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,993	2,935	2,993
Sourcehov LLC(10)	Business Process Services
3232 McKinney Ave., Suite 1000
Dallas, TX 75204
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,970	2,881	2,814
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,509	4,328

				7,390	7,142
Speedy Cash Intermediate Holdings Corp.(10)	Consumer Finance
3527 North Ridge Road
Wichita, KS 67205
		10.75% Bond (Maturity—May 15, 2018)	2,000	2,000	2,065
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical
5501 W. Gray Street	Centers
Tampa, FL 33609
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,906	4,886	4,882
The Tennis Channel, Inc.	Television-Based Sports
2850 Ocean Park Blvd., Ste. 150	Broadcasting
Santa Monica, CA 90405
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(9)	10,826	12,104	12,104
		Warrants (Fully diluted 0.1%)		235	235

				12,339	12,339
Totes Isotoner Corporation(10)	Weather Accessory Retail
9655 International Boulevard
Cincinnati, OH 45246
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,951	4,865	4,926
Tube City IMS Corporation(10)(12)	Steel Mill Services
12 Monongahela Avenue
Glassport, PA 15045
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—March 20, 2019)(9)	1,000	990	1,000
Ulterra Drilling Technologies, L.P.(10)	Manufacturer of Oil and
420 Throckmorton Street, Suite 1110	Gas Drilling Products
Fort Worth, TX 76102
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	6,361	6,256	6,393
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	1,566	1,538	1,557

				7,794	7,950

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
UniTek Global Services, Inc.(10)	Provider of Outsourced
1777 Sentry Parkway West	Infrastructure Services
Gwynedd Hall, Suite 202
Blue Bell, PA 19422
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	6,418	6,250	6,321
Vantage Specialties, Inc.(10)	Manufacturer of Specialty
4650 South Racine Ave	Chemicals
Chicago, IL 60609
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	4,000	3,924	4,010
VFH Parent LLC(10)	Electronic Trading and
645 Madison Avenue, 16th Floor	Market Making
New York, NY 10022
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,732	3,669	3,738
Visant Corporation(10)	School Affinity Stores
357 Main Street
Armonk, NY 10504
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,998	3,998	3,889
Vision Solutions, Inc.(10)	Computer Software
15300 Barranca Parkway
Irvine, CA 92618
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,764	2,548	2,559
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,958	4,975

				7,506	7,534
Wabash National Corporation(10)	Truck Trailer Manufacturer
1000 Sagamore Parkway S.
Lafayette, IN 47905
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,985	5,936	5,910
Walter Investment Management Corp.(10)(12)	Real Estate Services
3000 Bayport Drive, Suite 1100
Tampa, FL 33607
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(9)	2,663	2,617	2,682
Wastequip(10)	Manufacturer of Waste
1901 Roxborough Rd, Suite 300	Management Equipment
Charlotte, NC 28211
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—December 15, 2017)(9)	1,000	975	995
Willis Group, LLC	Staffing and Recruitment
1400 Post Oak Blvd, Suite 200	Services
Houston, TX 77056
		12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	9,038	8,883	8,883
Wolverine(10)	Healthcare Analytics
777 East Eisenhower Parkway	Provider
Ann Arbor, MI 48108
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 25, 2019)(9)	3,500	3,431	3,504
Wyle Services Corporation(10)	Specialized Engineering
1960 East Grand Avenue, Suite 900	and Technical Services
El Segundo, CA 90245
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(9)	3,707	3,689	3,684
Yankee Cable Acquisition, LLC(10)	Broadband Service Provider
650 College Road East, Suite 3100
Princeton, NJ 08540
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—August 26, 2016)(9)	3,665	3,624	3,660
Zilliant Incorporated	Price Optimization and
2815 S Capital of Texas Highway, Suite 300	Margin Management
Austin, TX 78704	Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,782	6,782
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,853	7,853

Subtotal Non-Control/Non-Affiliate Investments				422,174	426,128

Total Portfolio Investments, June 30, 2012				706,026	790,592

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C to our consolidated financial statements for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other Portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

        Our Board of Directors consists of six members, four of whom are classified under applicable NYSE listing standards as "independent" directors and under Section 2(a)(19) of the 1940 Act as "non-interested" persons. Pursuant to our articles of incorporation, each member of our Board of Directors serves a one year term, with each current director serving until the 2013 annual meeting of stockholders and until his respective successor is duly qualified and elected. Our articles of incorporation give our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

  Directors

        Information regarding our current Board of Directors is set forth below as of August 1, 2012. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of MSCC as defined in Section 2(a)(19) of the 1940 Act. The address for each director is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Independent Directors

Name	Age	Director Since	Expiration of Term
Michael Appling Jr.	45	2007	2013
Joseph E. Canon	70	2007	2013
Arthur L. French	72	2007	2013
J. Kevin Griffin	41	2011	2013

  Interested Directors

Name	Age	Director Since	Expiration of Term
Vincent D. Foster	55	2007	2013
Todd A. Reppert	43	2007	2013

  Executive Officers

        The following persons serve as our executive officers in the following capacities (ages as of August 1, 2012):

Name	Age	Position(s) Held
Vincent D. Foster*†	55	Chairman of the Board, President and Chief Executive Officer
Todd A. Reppert*†	43	Director and Executive Vice Chairman
Dwayne L. Hyzak	39	Chief Financial Officer, Senior Managing Director and Treasurer
Curtis L. Hartman†	39	Chief Credit Officer and Senior Managing Director
David L. Magdol*	42	Chief Investment Officer and Senior Managing Director
Rodger A. Stout	60	Executive Vice President
Jason B. Beauvais	37	Senior Vice President, General Counsel, Chief Compliance Officer and Secretary
Michael S. Galvan	43	Vice President and Chief Accounting Officer

*
Member of our Investment Committee. The Investment Committee is responsible for all aspects of our investment process with respect to our LMM portfolio investments, including approval of such investments.

†
Member of our Credit Committee. The Credit Committee is responsible for all aspects of our investment process with respect to our Middle Market portfolio investments, including approval of such investments.

        The address for each executive officer is c/o Main Street Capital Corporation, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

Biographical Information

  Independent Directors

        Michael Appling, Jr. is the President and Chief Executive Officer of TNT Crane & Rigging Inc., a privately held full service crane and rigging operator. From July 2002 through August 2007, he was the Executive Vice President and Chief Financial Officer of XServ, Inc., a large private equity funded, international industrial services and rental company. Mr. Appling has also held the position of CEO and President for United Scaffolding, Inc., an XServ, Inc. operating subsidiary. In February 2007, XServ, Inc. was sold to The Brock Group, a private industrial services company headquartered in Texas. From March 2000 to June 2002, Mr. Appling served as the Chief Financial Officer of CheMatch.com, an online commodities trading forum. ChemConnect, Inc., a venture backed independent trading exchange, acquired CheMatch.com in January 2002. From June 1999 to March 2000, Mr. Appling was Vice President and Chief Financial Officer of American Eco Corporation, a publicly traded, international fabrication, construction and maintenance provider to the energy, pulp and paper and power industries. Mr. Appling worked for ITEQ, Inc., a publicly traded, international fabrication and services company, from September 1997 to May 1999, first as a Director of Corporate Development and then as Vice President, Finance and Accounting. From July 1991 to September 1997, Mr. Appling worked at Arthur Andersen LLP, where he practiced as a certified public accountant. We believe Mr. Appling is qualified to serve on our Board of Directors because of his extensive finance and accounting experience, as well as his executive leadership and management experience as a chief executive officer.

        Joseph E. Canon, since 1982, has been the Executive Vice President and Executive Director, and a member of the Board of Directors, of Dodge Jones Foundation, a private charitable foundation located in Abilene, Texas. He has also been involved during this time as an executive officer and director of several private companies and partnerships with emphasis on energy, financial and other alternative investments. Prior to 1982, Mr. Canon was an Executive Vice President of the First National Bank of Abilene. From 1974 to 1976, he was the Vice President and Trust Officer with the First National Bank of Abilene. Mr. Canon currently serves on the Board of Directors of First Financial Bankshares, Inc. (NASDAQ-GM: FFIN), a $3 billion bank and financial holding company headquartered in Abilene, Texas. Mr. Canon also serves on the Board of Directors for several bank and trust/asset management subsidiaries of First Financial Bankshares, Inc. He has also served as an executive officer and member of the Board of Directors of various other organizations including the Abilene Convention and Visitors Bureau, Abilene Chamber of Commerce, Conference of Southwest Foundations, City of Abilene Tax Increment District, West Central Texas Municipal Water District and the John G. and Marie Stella Kenedy Memorial Foundation. We believe Mr. Canon's qualifications to serve on our Board of Directors include his many years of managing and investing assets on behalf of public and private entities, his considerable experience in trust banking activities and practices, and his experience on other public boards of directors.

        Arthur L. French has served in a variety of executive management and board of director roles over the course of his business career. He began his private investment activities in 2000 and served as a director of Fab Tech Industries, a steel fabricator, from November 2000 until August 2009, as a director of Houston Plating and Coatings Company, an industrial coatings company, from 2002 until 2007, as a director of Rawson LP, an industrial distribution and maintenance services company, from May 2003 until June 2009, and as non executive chairman of Rawson Holdings, LLC from March 2009 until December 2010. From September 2003 through March 2007, Mr. French was a member of the Advisory Board of Main Street Capital Partners, LLC and a limited partner of Main Street Mezzanine Fund, LP (both of which are now subsidiaries of Main Street). Mr. French currently serves as an advisor to LKCM Capital Group ("LKCM Capital"), an investment company headquartered in Ft. Worth, Texas. Since January 2011, he has also served as chairman of LKCM Distribution Holdings, LP, a LKCM Capital portfolio company that provides strategy overview and direction for several industrial distribution organizations engaged in maintenance and technical services, engineered products distribution and light manufacturing. In addition, since April 2010, Mr. French has served as a director of Industrial Distribution Group, another LKCM Capital portfolio company that provides industrial components and store room management services for manufacturing companies. From 1996-1999, Mr. French was Chairman and Chief Executive Officer of Metals USA Inc. (NYSE), where he managed the process of founders acquisition, assembled the management team and took the company through a successful IPO in July 1997. From 1989-1996, he served as Executive Vice President and Director of Keystone International, Inc. (NYSE), a manufacturer of flow controls equipment. After serving as a helicopter pilot in the United States Army, Captain Corps of Engineers from 1963-1966, Mr. French began his career as a Sales Engineer for Fisher Controls International, Inc., in 1966. During his tenure with Fisher Controls, from 1966-1989, Mr. French held various titles, and ended his career at Fisher Controls as President, Chief Operating Officer and Director. We believe Mr. French is qualified to serve on our Board of Directors because of his executive management and leadership roles within numerous public and private companies and his experience in investing in private companies.

        J. Kevin Griffin is the Senior Vice President of Financial Planning & Analysis at Novant Health, a not-for-profit integrated system of 13 hospitals and a medical group consisting of 1,124 physicians in 355 clinic locations, as well as numerous outpatient surgery centers, medical plazas, rehabilitation programs, diagnostic imaging centers, and community health outreach programs. Mr. Griffin's responsibilities at Novant primarily include debt capital market and M&A transactions, along with various other strategic analysis projects. From 2007 to October 2012, Mr. Griffin was a Managing Director of Fennebresque & Co., LLC, a boutique investment banking firm located in Charlotte, North Carolina. From 2003 through 2007, he was a Partner at McColl Partners, LLC, where he originated and executed middle market M&A transactions. Prior to McColl Partners, Mr. Griffin worked in the M&A and corporate finance divisions of Lazard Ltd, JPMorgan, and Bank of America in New York, Chicago, and Charlotte. Mr. Griffin's investment banking experience consists primarily of executing and originating mergers and acquisitions and corporate finance transactions. We believe Mr. Griffin is qualified to serve on our Board of Directors because of his extensive finance and valuation experience, his knowledge of the healthcare industry, and his extensive background in working with middle market companies in an M&A and advisory capacity.

  Interested Directors

        Vincent D. Foster has served as the Chairman of our Board of Directors and as our Chief Executive Officer since 2007 and as our President since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Foster also currently serves as a founding director of Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, and Team, Inc. (NYSE: TISI), which provides specialty contracting services to the petrochemical, refining, electric power and other heavy industries. Mr. Foster also serves on the board of directors of HMS Income Fund, Inc., a non-publicly traded business development company. Main Street acts as the investment sub-adviser for HMS Income Fund, Inc., and Mr. Foster serves on its board of directors pursuant to a requirement of the investment sub-advisory agreement. He also served as a director of U.S. Concrete, Inc. (NASDAQ-CM: USCR) from 1999 until 2010 and Carriage Services, Inc. (NYSE: CSV) from 1999 to 2011. In addition, Mr. Foster served as a founding director of the Texas TriCities Chapter of the National Association of Corporate Directors from 2004 to 2011. Mr. Foster, a C.P.A., had a 19 year career with Arthur Andersen, where he was a partner from 1988-1997. Mr. Foster was the director of Andersen's Corporate Finance and Mergers and Acquisitions practice for the Southwest United States and specialized in working with companies involved in consolidating their respective industries. From 1997, Mr. Foster co-founded and has acted as co-managing partner or chief executive of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Foster received the Ernst & Young Entrepreneur of the Year 2008 Award in the financial services category in the Houston & Gulf Coast Area. The program honors entrepreneurs who have demonstrated exceptionality in innovation, financial performance and personal commitment to their businesses and communities. We believe Mr. Foster is qualified to serve on our Board of Directors because of his intimate knowledge of our operations through his day-to-day leadership as Chief Executive Officer of Main Street, along with his comprehensive experience on other public Boards of Directors and his extensive experience in tax, accounting, mergers and acquisitions, corporate governance and finance.

        Todd A. Reppert has served as our Executive Vice Chairman since October 2012. He has also been a member of our investment committee since its formation in 2007 and a member of our credit committee since its formation in 2011. Mr. Reppert also served as our President from 2007 until 2012 and as our Chief Financial Officer from 2007 until 2011. Mr. Reppert is also a director and member of the audit committee and nominating and governance committee of Consolidated Graphics, Inc. (NYSE: CGX), which is one of North America's leading commercial general printing companies. From 2000, Mr. Reppert co-founded and has acted as co-managing partner or in other executive roles of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including Main Street Mezzanine Fund, LP and its general partner, Main Street Mezzanine Management, LLC, Main Street Capital II, LP and its general partner, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Prior to that, he was a principal of Sterling City Capital, LLC, a private investment group focused on small to middle market companies. Prior to joining Sterling City Capital in 1997, Mr. Reppert was with Arthur Andersen LLP since 1991. At Arthur Andersen LLP, he assisted in several industry consolidation initiatives, as well as numerous corporate finance and merger/acquisition initiatives. We believe Mr. Reppert's qualifications to serve on our Board of Directors include his extensive finance and accounting experience, his management and operational experience as the

President of Main Street, and his considerable experience in corporate finance, mergers and acquisitions and investing in lower middle-market companies.

  Non-Director Executive Officers

        Dwayne L. Hyzak has served as our Chief Financial Officer and a Senior Managing Director since 2011 and as our Treasurer since June 2012. Previously, Mr. Hyzak served as one of our Senior Vice Presidents since 2007 and as Senior Vice President Finance since 2011. From 2002, Mr. Hyzak has served as a Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2002, Mr. Hyzak was a director of integration with Quanta Services, Inc. (NYSE: PWR), which provides specialty contracting services to the power, natural gas and telecommunications industries, where he was principally focused on the company's mergers and acquisitions and corporate finance activities. Prior to joining Quanta Services, Inc., he was a manager with Arthur Andersen LLP in its Transaction Advisory Services group.

        Curtis L. Hartman has served as our Chief Credit Officer and a Senior Managing Director since 2011. Mr. Hartman is also the chairman of our credit committee. Previously, Mr. Hartman served as one of our Senior Vice Presidents since 2007. From 2000, Mr. Hartman has served as a Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 1999 to 2000, Mr. Hartman was an investment adviser for Sterling City Capital, LLC. Concurrently with joining Sterling City Capital, he joined United Glass Corporation, a Sterling City Capital portfolio company, as director of corporate development. Prior to joining Sterling City Capital, Mr. Hartman was a manager with PricewaterhouseCoopers LLP, in its M&A/Transaction Services group. Prior to that, he was employed as a senior auditor by Deloitte & Touche LLP.

        David L. Magdol has served as our Chief Investment Officer and a Senior Managing Director since 2011. Mr. Magdol is also the chairman of our investment committee. Previously, Mr. Magdol served as one of our Senior Vice Presidents since 2007. From 2002, Mr. Magdol has served as a Managing Director and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. Mr. Magdol joined Main Street from the investment banking group at Lazard Freres & Co. Prior to Lazard, he managed a portfolio of private equity investments for the McMullen Group, a private investment firm/family office capitalized by Dr. John J. McMullen, the former owner of the New Jersey Devils and the Houston Astros. Mr. Magdol began his career in the structured finance services group of JP Morgan Chase.

        Rodger A. Stout has served as our Executive Vice President since June 2012. Previously, Mr. Stout served as our Chief Compliance Officer, Senior Vice President—Finance and Administration and Treasurer since 2007. From 2006, Mr. Stout has served as the Chief Financial Officer and in other executive positions of several Main Street predecessor funds and entities, which are now subsidiaries of ours, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2000 to 2006, Mr. Stout was senior vice president and chief financial officer for FabTech Industries, Inc., one of the largest domestic structural steel fabricating companies. From 1985 to 2000, he was a senior financial executive for Jerold B. Katz Interests. He held numerous positions over his 15 year tenure with this national scope financial services conglomerate. Those positions included director, executive vice president, senior financial officer and investment officer. Prior to 1985, Mr. Stout was an international tax executive in the oil and gas service industry.

        Jason B. Beauvais has served as our Senior Vice President, General Counsel, Chief Compliance Officer and Secretary since June 2012. Previously, Mr. Beauvais served as our Vice President, General Counsel and Secretary since 2008. From 2008, Mr. Beauvais has also served as General Counsel and in other executive positions of several of our subsidiary funds and entities, including the general partner of Main Street Mezzanine Fund, LP, Main Street Mezzanine Management, LLC, the general partner of Main Street Capital II, LP, Main Street Capital II GP, LLC, and Main Street Capital Partners, LLC. From 2006 through 2008, he was an attorney with Occidental Petroleum Corporation, an international oil and gas exploration and production company. Prior to joining Occidental Petroleum Corporation, Mr. Beauvais practiced corporate and securities law at Baker Botts L.L.P., where he primarily counseled companies in public issuances and private placements of debt and equity and handled a wide range of general corporate and securities matters as well as mergers and acquisitions.

        Michael S. Galvan has served as our Vice President and Chief Accounting Officer since 2008. Prior to that, Mr. Galvan was senior manager of financial operations with Direct Energy, a retail gas and electricity service provider since October 2006. From September 2005 to October 2006, he was a senior audit manager with Malone & Bailey, PC, where he managed and coordinated audits of both publicly traded and private companies. From March 2003 to September 2005, Mr. Galvan was Director of Bankruptcy Coordination at Enron Corporation. Prior to March 2003, he served in other executive positions at various Enron affiliates. Prior to joining Enron, Mr. Galvan was a senior auditor with Arthur Andersen LLP.

CORPORATE GOVERNANCE

        We maintain a corporate governance section on our website which contains copies of the charters for the committees of our Board of Directors. The corporate governance section may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website. The corporate governance section contains the following documents, which are available in print to any stockholder who requests a copy in writing to Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056:

    Audit Committee Charter
    Nominating and Corporate Governance Committee Charter
    Compensation Committee Charter

        In addition, our Code of Business Conduct and Ethics and our Corporate Governance and Stock Ownership Guidelines may be found at http://mainstcapital.com under "Governance" in the "Investor Relations" section of our website and are available in print to any stockholder who requests a copy in writing.

Director Independence

        Our Board of Directors currently consists of six members, four of whom are classified under applicable listing standards of the New York Stock Exchange as "independent" directors and under Section 2(a)(19) of the 1940 Act as not "interested persons." Based on these independence standards, our Board of Directors has affirmatively determined that the following directors are independent:

    Michael Appling Jr.
    Joseph E. Canon
    Arthur L. French
    J. Kevin Griffin

        Our Board of Directors considered the following relationships in evaluating our directors' independence under the applicable listing standards of the New York Stock Exchange. Both Messrs. Canon and French had previously been limited partners in Main Street Mezzanine Fund, LP, and Mr. French had previously served on the Advisory Board of Main Street Capital Partners, LLC, one of our wholly owned subsidiaries and the investment adviser to Main Street Mezzanine Fund, LP and Main Street Capital II, LP, prior to our acquisition of these entities. Messrs. Canon and French were also limited partners in Main Street Capital II, LP, a Small Business Investment Company, or SBIC, fund licensed by the United States Small Business Administration, in which we acquired a majority limited partnership interest in January 2010. In February 2012, after obtaining exemptive relief from the Securities and Exchange Commission, or SEC, the Company acquired the limited partnership interest of each of Mr. French and Mr. Canon in Main Street Capital II, LP, along with the limited partnership interest of other affiliates of the Company, in accordance with the terms and conditions of such relief. Our Board of Directors determined that the prior relationships and transactions described above would not impact the ability of either Mr. Canon or Mr. French to exercise independent judgment and do not impair the independence of either of them.

Communications with the Board

        Stockholders or other interested persons may send written communications to the members of our Board of Directors, addressed to Board of Directors, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056. All communications received in this manner will be delivered to one or more members of our Board of Directors.

Board Leadership Structure

        Mr. Foster currently serves as both our Chief Executive Officer and as the Chairman of our Board of Directors. As our Chief Executive Officer, Mr. Foster is an "interested person" under Section 2(a)(19) of the 1940 Act. The Board believes that the Company's Chief Executive Officer is currently best situated to serve as Chairman given his history with the Company, his deep knowledge of the Company's business and his extensive experience in managing private debt and equity investments in lower middle market companies. The Company's independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings company-specific and industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategy development and execution, and facilitates information flow between management and the Board, which are essential to effective governance.

        One of the key responsibilities of the Board is to oversee the development of strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director as described below, is in the best interest of our stockholders because it provides the appropriate balance between strategy development and independent oversight of management.

        Our Board of Directors designated Arthur L. French as Lead Independent Director to preside at all executive sessions of non-management directors. In the Lead Independent Director's absence, the remaining non-management directors may appoint a presiding director by majority vote. The non-management directors meet in executive session without management on a regular basis. The Lead Independent Director also has the responsibility of consulting with management on Board and committee meeting agendas, acting as a liaison between management and the non-management directors, including maintaining frequent contact with the Chairman and Chief Executive Officer and facilitating collaboration and communication between the non-management directors and management. Stockholders or other interested persons may send written communications to Arthur L. French, addressed to Lead Independent Director, c/o Main Street Capital Corporation, Corporate Secretary's Office, 1300 Post Oak Blvd., Suite 800, Houston, Texas 77056.

Board of Directors and its Committees

        Board of Directors.    Our Board of Directors met six times and acted by unanimous written consent nine times during 2011. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served during 2011, and all directors attended the 2011 Annual Meeting of Stockholders in person. Our Board of Directors expects each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders.

        Committees.    Our Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each of those committees is comprised entirely of independent directors and has a written charter approved by our Board of Directors. The current members of the committees are identified in the following table.

Board Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Michael Appling Jr.	Chair		☒
Joseph E. Canon	☒	☒	Chair
Arthur L. French	☒	Chair
J. Kevin Griffin	☒	☒	☒

        Audit Committee.    During the year ended December 31, 2011, the Audit Committee met five times. The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (as well as the compensation for those services), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. In addition, the Audit Committee is responsible for assisting our Board of Directors with its review and approval of the determination of the fair value of our debt and equity investments, and other financial investments, that are not publicly traded or for which current market values are not readily available. The current members of the Audit Committee are Messrs. Appling, Canon, French and Griffin. Our Board of Directors has determined that each of Messrs. Appling, Canon and Griffin is an "Audit Committee financial expert" as defined by the SEC. For more information on the backgrounds of these directors, see their biographical information under "Election of Directors" above.

        Compensation Committee.    During the year ended December 31, 2011, the Compensation Committee met five times and acted by unanimous written consent once. The Compensation Committee determines the compensation and related benefits for our executive officers including the amount of salary, bonus and stock-based compensation to be included in the compensation package for each of our executive officers. In addition, the Compensation Committee assists the Board of Directors in developing and evaluating the compensation of our non-management directors and evaluating succession planning with respect to the chief executive officer and other key executive positions. The actions of the Compensation Committee are generally reviewed and ratified by the entire Board of Directors, except the employee directors do not vote with respect to their compensation. The current members of the Compensation Committee are Messrs. Canon, French and Griffin.

        Nominating and Corporate Governance Committee.    During the year ended December 31, 2011, the Nominating and Corporate Governance Committee met five times. The Nominating and Corporate Governance Committee is responsible for determining criteria for service on our Board of Directors, identifying, researching and recommending to the Board of Directors director nominees for election by our stockholders, selecting nominees to fill vacancies on our Board of Directors or a committee of the Board, developing and recommending to our Board of Directors any amendments to our corporate governance principles and overseeing the self-evaluation of our Board of Directors and its committees. The current members of the Nominating and Corporate Governance Committee are Messrs. Appling, Canon and Griffin.

Compensation Committee Interlocks and Insider Participation

        Each member of the Compensation Committee is independent for purposes of the applicable listing standards of the New York Stock Exchange. During the year ended December 31, 2011, no member of the Compensation Committee was an officer, former officer or employee of ours or had a relationship disclosable under "Certain Relationships and Related Transactions—Transactions with Related Persons." No interlocking relationship, as defined by the rules adopted by the Securities and Exchange Commission, existed during the year ended December 31, 2011 between any member of the Board of Directors or the Compensation Committee and an executive officer of Main Street.

Director Nomination Process

        Our Nominating and Corporate Governance Committee has determined that a candidate for election to our Board of Directors must satisfy certain general criteria, including, among other things:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision, a willingness to ask hard questions and the ability to work professionally with others;

  •
  be free of any conflict of interest that would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  be willing and able to devote sufficient time to the affairs of our company and be diligent in fulfilling the responsibilities of a member of our Board of Directors and a member of any committee thereof (including: developing and maintaining sufficient knowledge of our company and the specialty finance industry in general; reviewing and analyzing reports and other information important to responsibilities of the Board of Directors and any committee of our Board of Directors; preparing for, attending and participating in meetings of our Board of Directors and meetings of any committee of our Board of Directors; and satisfying appropriate orientation and continuing education guidelines); and

  •
  have the capacity and desire to represent the balanced, best interests of our stockholders as a whole and not primarily a special interest group or constituency.

        The Nominating and Corporate Governance Committee seeks to identify potential director candidates who will strengthen the Board of Directors and will contribute to the overall mix of general criteria identified above. In addition to the general criteria, the Nominating and Corporate Governance Committee considers specific criteria, such as particular skills, experiences (whether in business or in other areas such as public service, academia or scientific communities), areas of expertise, specific backgrounds, and other characteristics, that should be represented on the Board of Directors to enhance its effectiveness and the effectiveness of its committees. The Nominating and Corporate Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Corporate Governance Committee believe that it is essential that the Board members represent diverse viewpoints and a diverse mix of the specific criteria above. The process of identifying potential director candidates includes establishing procedures for soliciting and reviewing potential nominees from directors and for advising those who suggest nominees of the outcome of such review. The Nominating and Corporate Governance Committee also has the authority to retain and terminate any search firm used to identify director candidates.

        Any stockholder may nominate one or more persons for election as one of our directors at an annual meeting of stockholders if the stockholder complies with the notice, information and consent provisions contained in our by-laws and any other applicable law, rule or regulation regarding director nominations. When submitting a nomination to our company for consideration, a stockholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age and address; number of any shares of our stock beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such stockholder believes the nominee is an "interested person" of our company, as defined in 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or is otherwise required, including the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected. See "Stockholders' Proposals" in our proxy statement and our by-laws for other requirements of stockholder proposals.

        The Nominating and Corporate Governance Committee will consider candidates identified through the processes described above, and will evaluate each of them, including incumbents, based on the same criteria. The Nominating and Corporate Governance Committee also takes into account the contributions of incumbent directors as Board members and the benefits to us arising from their experience on our Board of Directors. Although the Nominating and Corporate Governance Committee will consider candidates identified by stockholders, the Nominating and Corporate Governance Committee may determine not to recommend those candidates to our Board of Directors, and our Board of Directors may determine not to nominate any candidates recommended by the Nominating and Corporate Governance Committee. None of the director nominees named in this prospectus were nominated by stockholders.

Board's Role in the Oversight of Risk Management

        Our Board of Directors as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board Committees that report on their deliberations to the full Board. The oversight responsibility of the Board and its Committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks and management's risk mitigation strategies. Areas of focus include competitive, economic, operational, financial (accounting, credit, liquidity and tax), legal, regulatory, compliance and other risks. The Board and its Committees oversee risks associated with their respective principal areas of focus, as summarized below. Committees meet in executive session with key management personnel regularly and with representatives of outside advisors as necessary.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Strategic, financial and execution risks and exposures associated with the annual operating plan and five-year strategic plan; major litigation and regulatory exposures and other current matters that may present material risk to our operations, plans, prospects or reputation; material acquisitions and divestitures.
Audit Committee

Risks and exposures associated with financial matters, particularly investment valuation, financial reporting and disclosure, tax, accounting, oversight of independent accountants, internal control over financial reporting, financial policies and credit and liquidity matters.

Compensation Committee

Risks and exposures associated with leadership assessment, senior management succession planning, executive and director compensation programs and arrangements, including incentive plans, and compensation related regulatory compliance.

Nominating and Corporate Governance Committee	Risks and exposures relating to our programs and policies relating to legal compliance, corporate governance, and director nomination, evaluation and succession planning.

COMPENSATION OF DIRECTORS

        The following table sets forth the compensation that we paid during the year ended December 31, 2011 to our directors. Directors who are also employees of Main Street or any of its subsidiaries do not receive compensation for their services as directors.

Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	All Other Compensation(2)	Total
Arthur L. French	$72,500	$29,990	$2,566	$105,056
Michael Appling Jr.	57,500	29,990	2,566	90,056
Joseph E. Canon	47,500	29,990	2,566	80,056
J. Kevin Griffin(3)	36,795	29,993	887	67,675
William D. Gutermuth(4)	42,500	29,990	2,566	75,056

(1)
Each of Messrs. French, Appling and Canon received an award of 1,646 restricted shares on June 20, 2011 and Mr. Griffin received an award of 1,658 restricted shares on August 3, 2011, each under the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan (the "Non-Employee Director Plan"), which will vest 100% on June 13, 2012, the day before the Annual Meeting, provided that the grantee has been in continuous service as a member of the Board through such date. Mr. Gutermuth also received an award of 1,646 restricted shares on June 20, 2011 under the Non-Employee Director Plan; however, pursuant to the terms of the Non-Employee Director Plan, the Board accelerated the vesting of these restricted shares to immediately prior to his retirement on March 2, 2012. These amounts represent the grant date fair value of the 2011 stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of any estimated forfeitures related to service-based vesting conditions. These amounts may not correspond to the actual value that will be recognized by our directors upon vesting. Each of Messrs. French, Appling, Canon and Gutermuth had 1,646, and Mr. Griffin had 1,658, unvested shares of restricted stock outstanding as of December 31, 2011. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

(2)
These amounts reflect the dollar value of dividends paid on unvested restricted stock awards in 2011.

(3)
Mr. Griffin was appointed by the Board on August 3, 2011 to fill a newly created vacancy.

(4)
On March 2, 2012, Mr. Gutermuth retired from the Board and each of its committees to permit his law firm, Bracewell & Giuliani LLP, to act as legal counsel to Main Street. Under the 1940 Act and the corporate governance rules of the New York Stock Exchange, Mr. Gutermuth could not continue to act as an independent director of Main Street if his law firm performs legal services for Main Street. Mr. Gutermuth's retirement was not the result of any disagreement with management or the Board related to Main Street's operations, policies or practices. After Mr. Gutermuth's retirement, the Board reduced the size of the Board from seven to six directors.

        The compensation for non-employee directors for 2011 was comprised of cash compensation paid to or earned by directors in connection with their service as a director. That cash compensation consisted of an annual retainer of $42,500, and an additional $20,000 retainer for the Lead Independent Director. Non-employee directors do not receive fees based on meetings attended absent circumstances that require an exceptionally high number of meetings within an annual period. We also reimburse our non-employee directors for all reasonable expenses incurred in connection with their service on our Board. The chairs of our Board committees receive additional annual retainers as follows:

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  the chair of the Audit Committee: $15,000;

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  the chair of the Compensation Committee: $10,000; and

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  the chair of the Nominating and Corporate Governance Committee: $5,000.

        The Non-Employee Director Plan provides a means through which we may attract and retain qualified non-employee directors to enter into and remain in service on our Board of Directors. Under the Non-Employee Director Plan, at the beginning of each one-year term of service on our Board of Directors, each non-employee director will receive a number of shares equivalent to $30,000 worth of shares based on the closing price of a share of our common stock on the New York Stock Exchange (or other exchange on which are shares are then listed) on the date of grant. Forfeiture provisions will lapse as to an entire award at the end of the one-year term.

        For the beneficial ownership of our common stock by each of our directors and the dollar range value of such ownership, please see "Control Persons and Principal Stockholders."

COMPENSATION DISCUSSION AND ANALYSIS

        The following Compensation Discussion and Analysis, or CD&A, provides information relating to the 2011 compensation of Main Street's Chief Executive Officer, President, Chief Financial Officer and three other most highly compensated executive officers during 2011. Those six individuals are referred to in this CD&A as the Named Executive Officers, or NEOs.

Compensation Philosophy and Objectives

        The Main Street compensation system was developed by the Compensation Committee and approved by all independent directors. The system is designed to attract and retain key executives, motivate them to achieve the Company's business objectives and reward them for performance while aligning management's interests with those of the Company's stockholders. The structure of Main Street's incentive compensation programs is formulated to encourage and reward the following, among other things:

  •
  achievement of income and capital gains to sustain and grow the Company's dividend payments;

  •
  maintenance of liquidity and capital flexibility to accomplish the Company's business objectives, including the preservation of investor capital;

  •
  attainment of superior risk-adjusted returns on the Company's investment portfolio; and

  •
  professional development and growth of individual executives, the management team and other employees.

        The Compensation Committee has the primary authority to establish compensation for the NEOs and other key employees and administers all executive compensation arrangements and policies. Main Street's Chief Executive Officer assists the Committee by providing recommendations regarding the compensation of NEOs and other key employees, excluding himself. The Committee exercises its discretion by modifying or accepting these recommendations. The Chief Executive Officer routinely attends a portion of the Committee meetings. However, the Committee often meets in executive session without the Chief Executive Officer or other members of management when discussing compensation matters and on other occasions as determined by the Committee.

        The Compensation Committee takes into account competitive market practices with respect to the salaries and total direct compensation of the NEOs. Members of the Committee consider market practices by reviewing proxy statements or similar information made available by other internally managed business development companies, or BDCs, under the 1940 Act. The Committee also has the authority to utilize compensation consultants to better understand competitive pay practices and has retained such expertise in the past.

Assessment of Market Data

        To assess the competitiveness of executive compensation levels, the Compensation Committee analyzes a comparative group of BDCs and reviews their competitive performance and compensation levels. This analysis focuses on key elements of compensation practices within the BDC industry in general and, more specifically, compensation practices at internally managed BDCs reasonably comparable in asset size, typical investment size and type, market capitalization and general business scope to the Company. For 2011, the peer group includes Hercules Technology Growth Capital, Inc., MCG Capital Corporation, Kohlberg Capital Corporation and Triangle Capital Corporation. In addition to analyzing these and other BDCs, the Committee also evaluates the relative cost structure of the Company compared to the entire BDC sector, including internally and externally managed BDCs, as well as the compensation structure of the private equity industry and other asset management companies based on public information such as proxy statements and third party compensation surveys.

        Items taken into account include, but are not necessarily limited to, base compensation, bonus compensation, equity option awards, restricted stock awards, and other compensation as detailed in the respective proxies, research analysts' reports and other publicly available information. In addition to actual levels of compensation, the Compensation Committee also analyzes the approach other BDCs are taking with regard to NEO compensation practices. Such items include, but are not necessarily limited to, the use of employment agreements for certain employees, a mix of cash and equity compensation, the use of third party compensation consultants and certain corporate and executive performance measures established to achieve long-term total return for stockholders. Although none of the peer companies is precisely comparable in size, strategy, scope and operations to the Company, the Committee believes that they are the most relevant comparable companies available with disclosed executive compensation data, and provide a good representation of competitive compensation levels for the Company's executives.

Assessment of Company Performance

        The Compensation Committee believes that sustainable financial performance coupled with reasonable, long-term stockholders' returns and proportional employee compensation are essential components for Main Street's long-term business success. Main Street typically makes three to seven year investments in its portfolio companies. The Company's business plan involves taking on investment risk over a range of time periods. Accordingly, much emphasis is focused on maintaining the stability of net asset values as well as the continuity of earnings to pass through to stockholders in the form of recurring dividends. The quality of the earnings supporting the dividends as well as the maintenance and growth of dividends are key metrics in the Committee's assessment of financial performance.

        Main Street's strategy is to generate current income from debt investments and to realize capital gains from equity-related investments. This income supports the payment of dividends to stockholders. The recurring payment of dividends requires a methodical investment acquisition approach and active monitoring and management of the investment portfolio over time. A meaningful part of the Company's employee base is dedicated to the maintenance of asset values and expansion of this recurring income to sustain and grow dividends. The Committee believes that stability with regard to the management team is important in achieving successful implementation of the Company's strategy. Further, the Committee, in establishing and assessing executive salary and performance incentives, is relatively more focused on Main Street results rather than the performance of other comparable companies or industry comparisons.

Executive Compensation Components

        For 2011, the components of Main Street's direct compensation program for NEOs include:

  •
  base salary;

  •
  annual cash bonuses;

  •
  long-term compensation pursuant to the 2008 Equity Incentive Plan; and

  •
  other benefits.

        The Compensation Committee designs each NEO's direct compensation package to appropriately reward the NEO for his contribution to the Company. The judgment and experience of the Committee are weighed with individual and Company performance metrics and consultation with the Chief Executive Officer to determine the appropriate mix of compensation for each individual. Cash compensation consisting of base salary and discretionary bonuses tied to achievement of individual performance goals reviewed and approved by the Committee, as well as corporate objectives, is intended to motivate NEOs to remain with the Company and work to achieve its business objectives. Stock-based compensation is awarded based on performance expectations reviewed and approved by the Committee for each NEO. The blend of short-term and long-term compensation may be adjusted from time to time to balance the Committee's views regarding the benefits of current cash compensation and appropriate retention incentives.

  Base Salary

        Base salary is used to recognize the experience, skills, knowledge and responsibilities required of the NEOs in their roles. In connection with establishing the base salary of each NEO, the Compensation Committee and management consider a number of factors, including the seniority and experience level of the individual, the functional role of his position, the level of the individual's responsibility, the Company's ability to replace the individual, the past base salary of the individual and the relative number of well-qualified candidates available in the area. In addition, the Committee considers publicly available information regarding the base salaries paid to similarly situated executive officers and other competitive market practices.

        The salaries of the NEOs are reviewed on an annual basis, as well as at the time of promotion or any substantial change in responsibilities. The key factors in determining increases in salary level are relative performance and competitive pressures.

  Annual Cash Bonuses

        Annual cash bonuses are intended to reward individual performance during the year and can therefore be highly variable from year to year. Bonus opportunities for the NEOs are determined by the Compensation Committee on a discretionary basis and are based on performance criteria, particularly the company's dividend performance as well as corporate and individual performance goals and measures set by the Committee with the Chief Executive Officer's input (except with respect to his own performance criteria). Should actual performance exceed expected performance criteria, the Committee may adjust individual cash bonuses to take such superior performance into account.

  Long-Term Incentive Awards

        Main Street's Board and stockholders have approved the 2008 Equity Incentive Plan to provide stock-based awards as long-term incentive compensation to employees, including the NEOs. The Company uses stock-based awards to (i) attract and retain key employees, (ii) motivate employees by means of performance-related incentives to achieve long-range performance goals, (iii) enable employees to participate in the Company's long-term growth in value and (iv) link employees' compensation to the long-term interests of stockholders. At the time of each award, the Compensation Committee will determine the terms of the award, including any performance period (or periods) and any performance objectives relating to vesting of the award.

        Options.    The Compensation Committee may grant equity options to purchase Main Street's common stock (including incentive stock options and nonqualified stock options). The Committee expects that any options granted by it will represent a fixed number of shares of common stock, will have an exercise price equal to the fair market value of common stock on the date of grant, and will be exercisable, or "vested," at some later time after grant. Some stock options may provide for vesting simply by the grantee remaining employed by Main Street for a period of time, and some may provide for vesting based on the grantee and/or the Company attaining specified performance levels. To date, the Committee has not granted any stock options to any NEO.

        Restricted Stock.    Main Street has received exemptive relief from the SEC that permits the Company to grant restricted stock in exchange for or in recognition of services by its executive officers and employees. Pursuant to the 2008 Equity Incentive Plan, the Compensation Committee may award shares of restricted stock to plan participants in such amounts and on such terms as the Committee determines in its sole discretion, provided that such awards are consistent with the conditions set forth in the SEC's exemptive order. Each restricted stock grant will be for a fixed number of shares as set forth in an award agreement between the grantee and Main Street. Award agreements will set forth time and/or performance vesting schedules and other appropriate terms and/or restrictions with respect to awards, including rights to dividends and voting rights. The Committee's normal practice had been to have restricted stock awards for NEOs vest over a four year time frame in equal increments.

  Other Benefits

        Main Street's NEOs participate in the same benefit plans and programs as the Company's other employees, including comprehensive medical and dental insurance, vision care, business travel insurance and short term disability coverage as well as long term disability insurance.

        Main Street maintains a 401(k) plan for all full-time employees who are at least 21 years of age through which the Company makes non-discretionary matching contributions to each participant's plan account on the participant's behalf. For each participating employee, the Company's contribution is generally a match of the employee's contributions up to a 4.5% contribution level with a maximum annual regular matching contribution of $11,025 during 2011. All contributions to the plan, including those made by the Company, vest immediately. The Board of Directors may also, at its sole discretion, make additional contributions to employee 401(k) plan accounts, which would vest on the same basis as other employer contributions.

  Perquisites

        The Company provides no other material benefits, perquisites or retirement benefits to the NEOs.

Potential Payments Upon Change in Control

        Upon specified transactions involving a change in control (as defined in the 2008 Equity Incentive Plan), all outstanding awards under the 2008 Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the plan participants will be subject to accelerated vesting in full and, in the case of options, then terminated to the extent not exercised within a designated time period.

        Transactions involving a "change in control" under the 2008 Equity Incentive Plan include:

  •
  a consolidation, merger, stock sale or similar transaction or series of related transactions in which Main Street is not the surviving corporation or which results in the acquisition of all or substantially all of the Company's then outstanding common stock by a single person or entity or by a group of persons and/or entities acting in concert;

  •
  a sale or transfer of all or substantially all of the Company's assets;

  •
  Main Street's dissolution or liquidation; or

  •
  a change in the membership of the Company's Board of Directors such that the individuals who, as of the effective date of the plan, constitute the Board of Directors, whom are referred to as the Continuing Directors, and any new director whose appointment or election to the Board of Directors was approved by a vote of at least two thirds of the Continuing Directors then comprising the Board of Directors, cease to constitute at least a majority of the Board.

        The number of shares and value of restricted stock for the NEOs as of December 31, 2011 that would have vested under the acceleration scenarios described above is shown under the caption entitled "Compensation of Executive Officers—Outstanding Equity Awards at Fiscal Year-End."

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code generally disallows a deduction to public companies to the extent of excess annual compensation over $1 million paid to certain executive officers, except for qualified performance-based compensation. Main Street's general policy, where consistent with business objectives, is to preserve the deductibility of executive officer compensation. However, the Compensation Committee may authorize amounts and forms of compensation that might not be deductible if the Committee deems such to be in the best interests of Main Street and its stockholders.

Participation of Executives in Outside Public Directorships

        Our Board of Directors believes that there may be benefits to the Company from our executive officers, including our NEOs, being involved in outside public company directorships. The business experience, knowledge and contacts gained by our executives in such capacities can be a valuable asset to the Company. However, involvement in such outside public directorships can be time consuming and may take time away from the executives' responsibilities to the Company. With this in mind, our Board of Directors implemented a policy starting in 2009 to permit executive officers to participate in outside public directorships with the prior approval of the independent members of our Board of Directors. The policy requires that 75% of the cash retainers for any such directorships be paid to the Company. In 2011 this policy applied only to Messrs. Foster and Reppert since they were the only executive officers with any outside public directorships. Mr. Foster currently serves as a director for two public companies other than the Company, and Mr. Reppert serves as a director of one other public company.

Stockholder Advisory Vote on Executive Compensation

        At our 2011 Annual Meeting of Stockholders, our stockholders provided an advisory vote with 95% of the votes cast approving our compensation philosophy, policies and procedures and the 2010 fiscal year compensation of our NEOs (the "Advisory Vote"). Subsequently, the Compensation Committee considered the results of the Advisory Vote in determining compensation policies and decisions of the Company. The Advisory Vote affected the Company's executive compensation decisions and policies by reaffirming the Company's compensation philosophies, and the Compensation Committee will continue to use these philosophies and past practice in determining future compensation decisions.

2011 Compensation Determination

        The Compensation Committee analyzed the competitiveness of the components of compensation described above on both an individual and aggregate basis. The Committee believes that the total compensation paid to the NEOs for the fiscal year ended December 31, 2011, is consistent with the overall objectives of Main Street's executive compensation program.

  Determination of Annual Base Salary

        The Compensation Committee annually reviews the base salary of each executive officer, including each NEO, and determines whether or not to increase it in its sole discretion. Increases to base salary can be awarded to recognize, among other things, relative performance, relative cost of living and competitive pressures.

        In 2011, (i) Mr. Foster was paid an annual base salary of $453,074, an increase of 8.0% over his 2010 annual base salary, (ii) Mr. Reppert was paid an annual base salary of $336,121, an increase of 3.5% over his 2010 annual base salary, (iii) Mr. Hyzak was paid an annual base salary of $259,290, an increase of 11.8% over his 2010 annual base salary, (iv) Messrs. Hartman and Magdol were each paid an annual base salary of $250,956, an increase of 8.2% over their 2010 annual base salaries, and (v) Mr. Stout was paid an annual base salary of $239,956, an increase of 3.5% over his 2010 annual base salary. All of these salary increases are attributable to NEO and Company performance in 2011and also to more closely align their compensation with similar executive officers of the Company's peer group of comparative companies. In addition, the salary increases for Messrs. Hyzak, Hartman and Magdol also reflect increases to base salaries in connection with their promotions in August 2011 to Chief Financial Officer, Chief Credit Officer and Chief Investment Officer, respectively. The Committee believes that the salary increases and resulting base salaries were competitive in the market place and appropriate for Main Street executives as a key component of an overall compensation package.

  Determination of Annual Cash Incentive Bonus

        Cash bonuses are determined annually by the Compensation Committee on a discretionary basis. The Committee considered performance achievements in the determination of cash bonuses for 2011, including company performance and the personal performance of each individual. The performance goals used for determining the cash bonuses for NEOs included, among other things, the following:

  •
  Achievement of corporate objectives, particularly those related to the maintenance and growth of dividends and preservation of capital through maintenance and growth of net asset value per share;

  •
  Individual performance and achievement of individual goals, as well as the contribution to corporate objectives;

  •
  Maintaining liquidity and capital flexibility to accomplish the Company's business objectives;

  •
  Maintaining the highest ethical standards, internal controls and adherence to regulatory requirements; and

  •
  Appropriate and planned development of personnel.

        The Company paid cash bonuses to NEOs for 2011 in recognition of the Company's excellent performance, as well as each individual NEO's performance and contribution to the Company's performance. Company performance criteria included total shareholder return versus comparable companies and the market in general, increased dividend per share payout, increased net asset value per share and increased distributable net investment income per share, the net appreciation and growth of the investment portfolio and maintenance and improvement of a relatively low total operating cost structure among comparable companies. In summary, the performance of individual NEOs and the management team overall was at a consistent high level resulting in outstanding financial results. In addition, the Company was named the 2011 Small Business Investment Company of the Year by the U.S. Small Business Administration. The U.S. Small Business Administration annually presents the SBIC of the Year award to an SBIC program participant that demonstrates excellence in financial performance, as well as dedication to promoting the objectives of the SBIC program.

        The amount of cash bonus paid to each NEO for 2011 is presented under the caption entitled "Compensation of Executive Officers—Summary Compensation Table." The Committee believes that these cash bonus awards are individually appropriate based on 2011 performance. Such bonuses comprise a key component of the Company's overall compensation program.

  Determination of Long-Term Incentive Awards

        The Company granted restricted shares to our NEOs in 2011 to recognize individual contributions to corporate strategic priorities and to the long-term performance of the Company. Contributions to the future success of the Company include expanded roles of NEOs within the Company, recruitment and development of personnel, advancement of various strategic initiatives with benefits beyond the current year, development of various capital structure alternatives and enhancement of the Company's reputation with key constituents. The amount of restricted shares granted to each NEO in 2011 is presented under the caption entitled "Compensation of Executive Officers—Grants of Plan-Based Awards." The Committee is currently assessing the potential for long-term incentive compensation through grants of restricted shares to our NEOs for 2012, which will be awarded in June 2012. All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date.

COMPENSATION OF EXECUTIVE OFFICERS

        The following table summarizes compensation of our Chief Executive Officer, our Chief Financial Officer and our four highest paid executive officers who did not serve as our Chief Executive Officer or Chief Financial Officer during 2011, all of whom we refer to as our NEOs, for the fiscal year ended December 31, 2011.

Summary Compensation Table

Name and Principal Position	Year	Salary(1)	Bonus(1)(2)	Stock Awards(3)	All Other Compensation(4)	Total
Vincent D. Foster	2011	$453,074	$793,450	$438,756	$115,912	$1,801,192
Chairman, President and	2010	419,450	210,000	453,546	99,324	1,182,320
Chief Executive Officer	2009	353,910	—	445,433	79,944	879,287
Todd A. Reppert	2011	$336,121	$558,150	$295,984	$91,511	$1,281,766
Executive Vice Chairman	2010	324,716	160,000	399,536	77,722	961,974
	2009	316,410	—	237,303	70,719	624,432
Dwayne L. Hyzak	2011	$259,290	$464,250	$218,877	$72,863	$1,015,280
Chief Financial Officer and	2010	231,848	130,000	264,655	66,952	693,455
Senior Managing Director	2009	223,229	—	142,086	73,061	438,376
Curtis L. Hartman	2011	$250,956	$409,750	$218,877	$69,195	$948,778
Chief Credit Officer and	2010	231,848	110,000	264,655	61,897	668,400
Senior Managing Director	2009	223,229	—	112,955	68,488	404,672
David L. Magdol	2011	$250,956	$371,250	$218,877	$69,195	$910,278
Chief Investment Officer and	2010	231,848	140,000	264,655	61,897	698,400
Senior Managing Director	2009	223,229	—	112,955	68,488	404,672
Rodger A. Stout	2011	$239,956	$470,250	$203,955	$68,929	$983,090
Chief Compliance Officer,	2010	231,848	115,000	251,096	64,129	662,073
Senior Vice President—	2009	223,229	—	112,955	71,769	407,953
Finance and Treasurer

(1)
All salaries and cash bonuses are paid by one of our wholly owned subsidiaries, Main Street Capital Partners, LLC.

(2)
These amounts reflect annual cash bonuses earned by the NEOs and were determined based on individual and corporate performance as determined by the Compensation Committee.

(3)
These amounts represent the grant date fair value of stock awards in accordance with FASB ASC Topic 718 based on the closing price of our common stock on the grant date. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by our NEOs upon the vesting dates of such grants. Please see the discussion of the assumptions made in the valuation of these awards in Note M to the audited consolidated financial statements included in this prospectus.

(4)
"All Other Compensation" for 2011, 2010 and 2009 includes the following:

Name	Year	401(k) Employer Contributions(a)	Dollar Value of Dividends on Unvested Restricted Stock	Total
Vincent D. Foster	2011	$11,025	$104,887	$115,912
	2010	11,025	88,299	99,324
	2009	20,825	59,119	79,944
Todd A. Reppert	2011	$11,025	$80,486	$91,511
	2010	11,025	66,697	77,722
	2009	20,825	49,894	70,719
Dwayne L. Hyzak	2011	$10,963	$61,900	$72,863
	2010	9,995	56,957	66,952
	2009	20,825	52,236	73,061
Curtis L. Hartman	2011	$10,754	$58,441	$69,195
	2010	9,995	51,902	61,897
	2009	20,825	47,663	68,488
David L. Magdol	2011	$10,754	$58,441	$69,195
	2010	9,995	51,902	61,897
	2009	20,825	47,663	68,488
Rodger A. Stout	2011	$10,798	$58,131	$68,929
	2010	10,443	53,686	64,129
	2009	20,825	50,944	71,769

(a)
For 2009, these amounts reflect regular employer matching contributions of $11,025 we made to our 401(k) Plan and an additional, board approved employer matching contribution of $9,800 we made to our 401(k) Plan.

Grants of Plan-Based Awards

        The following table sets forth information regarding restricted stock awards granted to our NEOs in fiscal 2011:

Name	Grant Date	Stock Awards; Number of Shares of Stock(1)	Grant Date Fair Value of Stock Awards
Vincent D. Foster	June 20, 2011	24,081	$438,756
Todd A. Reppert	June 20, 2011	16,245	295,984
Dwayne L. Hyzak	June 20, 2011	12,013	218,877
Curtis L. Hartman	June 20, 2011	12,013	218,877
David L. Magdol	June 20, 2011	12,013	218,877
Rodger A. Stout	June 20, 2011	11,194	203,955

(1)
All restricted stock grants to NEOs under the 2008 Equity Incentive Plan vest ratably over four years from the grant date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth the awards of restricted stock for which forfeiture provisions have not lapsed and remain outstanding at December 31, 2011:

	Stock Awards
Name	Number of Shares of Stock that have not Vested(1)		Market Value of Shares of Stock that have not Vested(2)
Vincent D. Foster	69,830	(3)	$1,483,189
Todd A. Reppert	51,939	(4)	1,103,184
Dwayne L. Hyzak	38,904	(5)	826,321
Curtis L. Hartman	37,246	(6)	791,105
David L. Magdol	37,246	(7)	791,105
Rodger A. Stout	36,381	(8)	772,732

(1)
No restricted stock awards have been transferred.

(2)
The market value of shares of stock that have not vested was determined based on the closing price of our common stock on the New York Stock Exchange at December 31, 2011.

(3)
6,020 of these shares will vest on June 20, 2012; 22,882 will vest on July 1, 2012; 6,020 shares will vest on June 20, 2013; 15,382 will vest on July 1, 2013; 6,020 shares will vest on June 20, 2014; 7,485 will vest on July 1, 2014; and 6,021 shares will vest on June 20, 2015, subject in each case to the NEO still being employed by us on the respective vesting date.

(4)
4,061 of these shares will vest on June 20, 2012; 18,300 will vest on July 1, 2012; 4,061 shares will vest on June 20, 2013; 10,801 will vest on July 1, 2013; 4,061 shares will vest on June 20, 2014; 6,593 will vest on July 1, 2014; and 4,062 shares will vest on June 20, 2015, subject in each case to the NEO still being employed by us on the respective vesting date.

(5)
3,003 of these shares will vest on June 20, 2012; 15,636 will vest on July 1, 2012; 3,003 shares will vest on June 20, 2013; 6,887 will vest on July 1, 2013; 3,003 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; and 3,004 shares will vest on June 20, 2015, subject in each case to the NEO still being employed by us on the respective vesting date.

(6)
3,003 of these shares will vest on June 20, 2012; 14,495 will vest on July 1, 2012; 3,003 shares will vest on June 20, 2013; 6,370 will vest on July 1, 2013; 3,003 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; and 3,004 shares will vest on June 20, 2015, subject in each case to the NEO still being employed by us on the respective vesting date.

(7)
3,003 of these shares will vest on June 20, 2012; 14,495 will vest on July 1, 2012; 3,003 shares will vest on June 20, 2013; 6,370 will vest on July 1, 2013; 3,003 shares will vest on June 20, 2014; 4,368 will vest on July 1, 2014; and 3,004 shares will vest on June 20, 2015, subject in each case to the NEO still being employed by us on the respective vesting date.

(8)
2,798 of these shares will vest on June 20, 2012; 14,896 will vest on July 1, 2012; 2,799 shares will vest on June 20, 2013; 6,147 will vest on July 1, 2013; 2,798 shares will vest on June 20, 2014; 4,144 will vest on July 1, 2014; and 2,799 shares will vest on June 20, 2015, subject in each case to the NEO still being employed by us on the respective vesting date.

Equity Awards Vested in 2011 Fiscal Year

        The following table sets forth information regarding shares of restricted stock for which forfeiture restrictions lapsed during the fiscal year ended December 31, 2011:

	Stock Awards
Name	Number of Shares Acquired on Vesting(1)	Value Realized on Vesting(2)
Vincent D. Foster	22,882	$438,190
Todd A. Reppert	18,301	350,464
Dwayne L. Hyzak	15,636	299,429
Curtis L. Hartman	14,495	277,579
David L. Magdol	14,495	277,579
Rodger A. Stout	14,896	285,258

(1)
Number of shares acquired upon vesting is before withholding of vesting shares by the Company to satisfy tax withholding obligations. Each of our NEOs elected to satisfy its tax withholding obligations by having the Company withhold a portion of its vesting shares.

(2)
Value realized upon vesting is based on the closing price of our common stock on the vesting date.

Risk Management and Compensation Policies and Practices

        We believe that risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks.

        The Compensation Committee has reviewed the elements of executive compensation to determine whether any portion of executive compensation encouraged excessive risk taking and concluded:

  •
  compensation is allocated among base salary and short and long-term compensation opportunities in such a way as to not encourage excessive risk-taking;

  •
  significant weighting towards long-term incentive compensation discourages short-term risk taking;

  •
  goals are appropriately set to avoid targets that, if not achieved, result in a large percentage loss of compensation; and

  •
  multi-year vesting of our equity awards and share ownership guidelines properly account for the time horizon of risk.

        Furthermore, as described in our Compensation Discussion and Analysis, compensation decisions include subjective considerations, which restrain the influence of formulae or objective factors on excessive risk taking.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        We co-invested with Main Street Capital II, LP ("MSC II") in several existing portfolio investments prior to our initial public offering (the "IPO"), but did not co-invest with MSC II subsequent to the IPO and prior to June 2008. In June 2008, we received exemptive relief from the SEC to allow us to resume co-investing with MSC II in accordance with the terms of such exemptive relief. The co-investments among us and MSC II have all been made at the same time and on the same terms and conditions. The co-investments were also made in accordance with Main Street Capital Partners, LLC's conflicts policy and in accordance with the applicable SBIC conflict of interest regulations. MSC II is managed by Main Street Capital Partners, LLC, and Main Street Capital Partners, LLC is wholly owned by us. MSC II is an SBIC fund with similar investment objectives to us and which began its investment operations in January 2006.

        In January 2010, we acquired (i) 87.7% of the total dollar value of partnership interests in MSC II in exchange for shares of our common stock and (ii) 100% of the membership interest in MSC II's general partner for no consideration (the "Exchange Offer Transactions"). MSC II's general partner owns 0.4% of the total dollar value of the partnership interests in MSC II as its general partner. Subsequent to the Exchange Offer Transactions, we acquired an additional 0.5% of the total dollar value of partnership interests in MSC II in exchange for shares of the Company's common stock based on the same formula used in the Exchange Offer Transactions.

        In February 2012, we acquired an additional 8.5% of the total dollar value of partnership interests of MSC II in exchange for shares of our common stock, including an aggregate of 4.9% from (i) six of our executive officers, Messrs. Foster, Reppert, Hyzak, Hartman, Magdol and Stout and entities controlled by them, and (ii) two of our directors, Messrs. Canon and French, in accordance with the terms and conditions of an exemptive relief order the Company received from the SEC for such transaction (such purchases from our executive officers and directors and entities controlled by them, collectively, the "Affiliate Purchases"). In accordance with the SEC exemptive relief order, and as approved by our Board of Directors, our officers and directors and entities controlled by them received an aggregate 98,632 shares of our common stock with an approximate value of $2.3 million on the date of the transaction in exchange for their partnership interests in MSC II, including (i) Mr. Foster who received 62,010 shares of our common stock with an approximate value of $1.4 million, (ii) Mr. Reppert and an entity controlled by him who received an aggregate 10,878 shares of our common stock with an approximate value of $0.3 million, and (iii) Mr. Canon who received 9,064 shares of our common stock with an approximate value of $0.2 million. Messrs. Hyzak, Hartman, Magdol, Stout and French, or entities controlled by them, each received shares of our common stock valued at less than $120,000 in the Affiliate Purchases. In March 2012, we acquired an additional 3.0% of the total dollar value of partnership interests of MSC II from limited partners not affiliated with us in exchange for shares of our common stock. Including the limited partnership interests acquired in February and March of 2012, we own 100% of the total dollar value of partnership interests in MSC II, including through our 100% ownership of the membership interest in MSC II's general partner.

        In addition, during the year ended December 31, 2011, one of our wholly owned subsidiaries, Main Street Capital Partners, LLC, received $2.5 million from MSC II for providing investment advisory services to MSC II.

        Our executive officers and employees, in their capacities as personnel of the Investment Manager, may manage other investment funds that operate in the same or a related line of business as we do. Accordingly, they may have obligations to such other entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. In May 2012, the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, the investment advisor to HMS Income Fund, Inc., a newly-formed BDC whose registration statement on Form N-2 was declared effective by the SEC on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP. The

Investment Manager may determine that an investment is appropriate for us and for one or more of its managed funds, such as HMS Income Fund, Inc. In such event, depending on the availability of such investment and other appropriate factors, the Investment Manager may determine that we should co-invest with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with our allocation procedures.

        On March 24, 2011, we completed an underwritten public offering of 4,025,000 shares of our common stock at a price of $18.35 per share. The underwriters of this offering were Morgan Keegan & Company, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, LLC, Robert W. Baird & Co. Incorporated, Janney Montgomery Scott LLC and Sanders Morris Harris Inc. Don A. Sanders, who beneficially owned approximately 5% of our common stock at the time of the offering, was the Vice Chairman of Sanders Morris Harris Inc., now known as The Edelman Financial Group Inc. In connection with the offering, Sanders Morris Harris Inc. received underwriting fees of approximately $330,000.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth information with respect to the beneficial ownership of our common stock by:

  •
  each person known to us to beneficially own more than five percent of the outstanding shares of our common stock;

  •
  each of our directors and executive officers; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of August 14, 2012. Percentage of beneficial ownership is based on 31,558,273 shares of common stock outstanding as of August 14, 2012.

        Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, and maintains an address c/o Main Street Capital Corporation. Our address is 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

	Shares Owned Beneficially
Name	Number		Percentage
Independent Directors:
Michael Appling Jr.	54,617		*
Joseph E. Canon	38,710		*
Arthur L. French	30,071	(1)	*
J. Kevin Griffin	4,902		*
Interested Directors:
Vincent D. Foster	1,334,526	(2)	4.23%
Todd A. Reppert	731,726	(3)	2.32%
Executive Officers:
Dwayne L. Hyzak	293,195		*
Curtis L. Hartman	229,448	(4)	*
David L. Magdol	297,598		*
Rodger A. Stout	123,393		*
Jason B. Beauvais	35,855		*
Michael S. Galvan	15,398		*
All Directors and Executive Officers as a Group (12 persons)	3,189,439		10.11%

*
Less than 1%

(1)
Includes 21,071 shares of common stock held by Flying F, LLC which are beneficially owned by Mr. French.

(2)
Includes 10,343 shares of common stock held by Foster Irrevocable Trust for the benefit of Mr. Foster's children. Although Mr. Foster is not the trustee, and accordingly does not have voting power or dispositive power over these shares, he may from time to time direct the trustee to vote and dispose of these shares. Also includes 3,000 shares and 2,935 shares held in custodial accounts for Mr. Foster's daughters, Amy Foster and Brittany Foster, respectively.

(3)
Includes 173,878 shares of common stock held by Reppert Investments Limited Partnership which are beneficially owned by Mr. Reppert.

(4)
Includes 138,947 shares of common stock held in margin accounts or otherwise pledged.

        The following table sets forth, as of August 14, 2012, the dollar range of our equity securities that is beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Vincent D. Foster	over $100,000
Todd A. Reppert	over $100,000
Independent Directors:
Michael Appling Jr.	over $100,000
Joseph E. Canon	over $100,000
Arthur L. French	over $100,000
J. Kevin Griffin	over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
The dollar range of equity securities beneficially owned by our directors is based on a stock price of $27.26 per share as of August 14, 2012.

(3)
The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

        On June 14, 2012, our stockholders voted to allow us to issue common stock below the net asset value (NAV) per share of our common stock for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, and (ii) the date of our 2013 annual meeting of stockholders. Our stockholders did not specify a maximum discount below net asset value at which we are able to issue our common stock, although the number of shares sold in each offering may not exceed 25% of our outstanding common stock immediately prior to such sale. In order to sell shares pursuant to this authorization:

  •
  a majority of our independent directors who have no financial interest in the sale must have approved the sale; and

  •
  a majority of such directors, who are not interested persons of Main Street, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, must have determined in good faith, and as of a time immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of those shares, less any underwriting commission or discount.

        We are also permitted to sell shares of common stock below NAV per share in rights offerings. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objectives and business strategies.

        In making a determination that an offering below NAV per share is in our and our stockholders' best interests, our Board of Directors would consider a variety of factors including:

  •
  The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

  •
  The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

  •
  The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

  •
  Whether the proposed offering price would closely approximate the market value of our shares;

  •
  The potential market impact of being able to raise capital during the current financial market difficulties;

  •
  The nature of any new investors anticipated to acquire shares in the offering;

  •
  The anticipated rate of return on and quality, type and availability of investments to be funded with the proceeds from the offering, if any; and

  •
  The leverage available to us, both before and after any offering, and the terms thereof.

        Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

        The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different sets of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

        Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following table illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in four different hypothetical offerings of different sizes and levels of discount from NAV per share. Actual sales prices and discounts may differ from the presentation below.

        The examples assume that Company XYZ has 1,000,000 common shares outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities. The current NAV and NAV per share are thus $10,000,000 and $10.00. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV), (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV), (3) an offering of 250,000 shares (25% of the outstanding shares) at $8.00 per share after offering expenses and commissions (a 20% discount from NAV) and (4) an offering of 250,000 shares (25% of the outstanding shares) at $0.01 per share after offering expenses and commissions (a 100% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution to Nonparticipating Stockholder A
Share Dilution
Shares Held by Stockholder A	10,000	10,000	—	10,000	—	10,000	—	10,000	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Percentage Outstanding Held by Stockholder A	1.00%	0.95%	(4.76)%	0.91%	(9.09)%	0.80%	(20.00)%	0.80%	(20.00)%
NAV Dilution
Total NAV Held by Stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$96,000	(4.00)%	$80,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $10.00 per Share)	$100,000	$100,000	—	$100,000	—	$100,000	—	$100,000	—
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(200)	—	$(900)	—	$(4,000)	—	$(20,000)	—
NAV Dilution per Share
NAV per Share Held by Stockholder A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$10.00	—	$10.00	—	$10.00	—	$10.00	—
NAV Dilution per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)	—	$(0.09)	—	$(0.40)	—	$(2.00)	—
Percentage NAV Dilution Experienced by Stockholder A (NAV Dilution per Share Divided by Investment per Share)			(0.20)%		(0.90)%		(4.00)%		(20.00)%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on Existing Stockholders who do Participate in the Offering

        Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution to such stockholders will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than their proportionate percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares purchased by such stockholder increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and the level of discount to NAV increases.

        The following chart illustrates the level of dilution and accretion in the hypothetical 25% offering at a 20% discount from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 1,250 shares, which is 0.5% of an offering of 250,000 shares rather than its 1.0% proportionate share) and (2) 150% of such percentage (i.e., 3,750 shares, which is 1.5% of an offering of 250,000 shares rather than its 1.0% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$8.42	—	$8.42	—
Net Proceeds per Share to Issuer	—	$8.00	—	$8.00	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.60	(4.00)%	$9.60	(4.00)%
Dilution/Accretion to Participating Stockholder A
Share Dilution/Accretion
Shares Held by Stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage Outstanding Held by Stockholder A	1.00%	0.90%	(10.00)%	1.10%	10.00%
NAV Dilution/Accretion
Total NAV Held by Stockholder A	$100,000	$108,000	8.00%	$132,000	32.00%
Total Investment by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	—	$110,525	—	$131,575	—
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)	—	$(2,525)	—	$425	—
NAV Dilution/Accretion per Share
NAV per Share Held by Stockholder A	—	$9.60	—	$9.60	—
Investment per Share Held by Stockholder A (Assumed to be $10.00 per Share on Shares Held Prior to Sale)	$10.00	$9.82	(1.76)%	$9.57	(4.31)%
NAV Dilution/Accretion per Share Experienced by Stockholder A (NAV per Share Less Investment per Share)	—	$(0.22)	—	$0.03	—
Percentage NAV Dilution/Accretion Experienced by Stockholder A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(2.28)%	—	0.32%

(1)
Assumes 5% in selling compensation and expenses paid by us.

Impact on New Investors

        Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Example 1 below). On the other hand, investors who are not currently stockholders, but who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares (Examples 2, 3 and 4 below). These latter investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

        The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (1.00%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public(1)	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
Net Proceeds per Share to Issuer	—	$9.50	—	$9.00	—	$8.00	—	$0.01	—
Increase in Shares and Decrease to NAV
Total Shares Outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%	1,250,000	25.00%
NAV per Share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.60	(4.00)%	$8.00	(20.00)%
Dilution/Accretion to New Investor A
Share Dilution
Shares Held by Investor A	—	500	—	1,000	—	2,500	—	2,500	—
Percentage Outstanding Held by Investor A	0.00%	0.05%	—	0.09%	—	0.20%	—	0.20%	—
NAV Dilution
Total NAV Held by Investor A	—	$4,990	—	$9,910	—	$24,000	—	$20,000	—
Total Investment by Investor A (At Price to Public)	—	$5,000	—	$9,470	—	$21,050	—	$25	—

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 20% Discount		Example 4 25% Offering at 100% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)	—	$(10)	—	$440	—	$2,950	—	$19,975	—
NAV Dilution per Share
NAV per Share Held by Investor A		$9.98	—	$9.91	—	$9.60	—	$8.00	—
Investment per Share Held by Investor A	—	$10.00	—	$9.47	—	$8.42	—	$0.01	—
NAV Dilution/Accretion per Share Experienced by Investor A (NAV per Share Less Investment per Share)	—	$(0.02)	—	$0.44	—	$1.18	—	$7.99	—
Percentage NAV Dilution/Accretion Experienced by Investor A (NAV Dilution/Accretion per Share Divided by Investment per Share)	—	—	(0.20)%	—	4.65%	—	14.01%	—	79900.00%

(1)
Assumes 5% in selling compensation and expenses paid by us.

 DIVIDEND REINVESTMENT PLAN

        We have adopted a dividend reinvestment plan that provides for the reinvestment of dividends on behalf of our stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if we declare a cash dividend, our stockholders who have not "opted out" of our dividend reinvestment plan by the dividend record date will have their cash dividend automatically reinvested into additional shares of our common stock.

        No action will be required on the part of a registered stockholder to have their cash dividends reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant's account, issue a certificate registered in the participant's name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

        When the share price is generally trading above net asset value, we intend to primarily use newly issued shares to implement the plan. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan when our share price is generally trading below net asset value. The number of newly issued shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the dividend payment date. Shares purchased in open market transactions by the administrator of the dividend reinvestment plan will be allocated to a stockholder based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the dividend. Market price per share on that date will be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

        There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator's fees under the plan.

        Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account.

        Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at 59 Maiden Lane New York, New York 10038 or by calling the plan administrators at (212) 936-5100.

        We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 59 Maiden Lane New York, New York 10038 or by telephone at (212) 936-5100.

DESCRIPTION OF COMMON STOCK

        The following description is based on relevant portions of the Maryland General Corporation Law and on our articles of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Maryland General Corporation Law and our articles of incorporation and bylaws for a more detailed description of the provisions summarized below.

        Under the terms of our articles of incorporation, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share. Set forth below is a chart describing the classes of our common stock outstanding as of August 14, 2012:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	31,558,273

        Under our articles of incorporation, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to cause the issuance of such shares, without obtaining stockholder approval. In addition, as permitted by the Maryland General Corporation Law, but subject to the 1940 Act, our articles of incorporation provide that the Board of Directors, without any action by our stockholders, may amend the articles of incorporation from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

        All shares of our common stock have equal voting rights and rights to earnings, assets and distributions, except as described below. When shares are issued, upon payment therefor, they will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefore. Shares of our common stock have no conversion, exchange, preemptive or redemption rights. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

        Maryland law permits a Maryland corporation to include in its articles of incorporation a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our articles of incorporation contain such a provision that eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        Our articles of incorporation require us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which such person may become subject or which such person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity, except with respect to any matter as to which such person shall have been finally adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in our best interest or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office. Our bylaws also require that, to the maximum extent permitted by Maryland law, we may pay certain expenses incurred by any such indemnified person in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of such indemnified person to repay amounts we have so paid if it is ultimately determined that indemnification of such expenses is not authorized under our bylaws.

        Maryland law requires a corporation (unless its articles of incorporation provide otherwise, which our articles of incorporation do not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of his or her service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

        In addition, we have entered into Indemnity Agreements with our directors and executive officers. The Indemnity Agreements generally provide that we will, to the extent specified in the agreements and to the fullest extent permitted by the 1940 Act and Maryland law as in effect on the day the agreement is executed, indemnify and advance expenses to each indemnitee that is, or is threatened to be made, a party to or a witness in any civil, criminal or administrative proceeding. We will indemnify the indemnitee against all expenses, judgments, fines, penalties and amounts paid in settlement actually and reasonably incurred in connection with any such proceeding unless it is established that (i) the act or omission of the indemnitee was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the indemnitee actually received an improper personal benefit, or (iii) in the case of a criminal proceeding, the indemnitee had reasonable cause to believe his conduct was unlawful. Additionally, for so long as we are subject to the 1940 Act, no advancement of expenses will be made until (i) the indemnitee provides a security for his undertaking, (ii) we are insured against losses arising by reason of any lawful advances, or (iii) the majority of a quorum of our disinterested directors, or independent counsel in a written opinion, determine based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The Indemnity Agreements also provide that if the indemnification rights provided for therein are unavailable for any reason, we will pay, in the first instance, the entire amount incurred by the indemnitee in connection with any covered proceeding and waive and relinquish any right of contribution we may have against the indemnitee. The rights provided by the Indemnity Agreements are in addition to any other rights to indemnification or advancement of expenses to which the indemnitee may be entitled under applicable law, our articles of incorporation, our bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment or repeal of the Indemnity Agreements will limit or restrict any right of the indemnitee in respect of any action taken or omitted by the indemnitee prior to such amendment or repeal. The Indemnity Agreements will terminate upon the later of (i) ten years after the date the indemnitee has ceased to serve as our director or officer, or (ii) one year after the final termination of any proceeding for which the indemnitee is granted rights of indemnification or advancement of expenses or which is brought by the indemnitee. The above description of the Indemnity Agreements is subject to, and is qualified in its entirety by reference to, all the provisions of the form of Indemnity Agreement.

        We have obtained primary and excess insurance policies insuring our directors and officers against certain liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on our behalf, may also pay amounts for which we have granted indemnification to the directors or officers.

Provisions of the Maryland General Corporation Law and Our Articles of Incorporation and Bylaws

        The Maryland General Corporation Law and our articles of incorporation and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

  Election of Directors

        Our bylaws currently provide that directors are elected by a plurality of the votes cast in the election of directors. Pursuant to our articles of incorporation and bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

  Number of Directors; Vacancies; Removal

        Our articles of incorporation provide that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless the bylaws are amended, the number of directors may never be less than one or more than twelve. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act. Our articles of incorporation provide that a director may be removed only for cause, as defined in the articles of incorporation, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

  Action by Stockholders

        Under the Maryland General Corporation Law, stockholder action may be taken only at an annual or special meeting of stockholders or by unanimous consent in lieu of a meeting (unless the articles of incorporation provide for stockholder action by less than unanimous written consent, which our articles of incorporation do not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

  Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

        Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

        The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

  Calling of Special Meeting of Stockholders

        Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders shall be called by our secretary upon the written request of stockholders entitled to cast not less than a majority of all of the votes entitled to be cast at such meeting.

  Approval of Extraordinary Corporate Action; Amendment of Articles of Incorporation and Bylaws

        Under Maryland law, a Maryland corporation generally cannot dissolve, amend its articles of incorporation, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its articles of incorporation for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our articles of incorporation generally provide for approval of amendments to our articles of incorporation and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our articles of incorporation also provide that certain amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 75.0% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least 75.0% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our articles of incorporation as our current directors, as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

        Our articles of incorporation and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

  No Appraisal Rights

        Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act, or Control Share Act, discussed below, as permitted by the Maryland General Corporation Law, our articles of incorporation provide that stockholders will not be entitled to exercise appraisal rights.

  Control Share Acquisitions

        The Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

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  one-tenth but less than one-third;

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  one-third or more but less than a majority; or

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  a majority or more of all voting power.

        The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

        A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

        If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

        The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the articles of incorporation or bylaws of the corporation.

        Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be otherwise amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests and if the staff of the SEC does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

  Business Combinations

        Under the Maryland Business Combination Act, or the Business Combination Act, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

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  any person who beneficially owns 10.0% or more of the voting power of the corporation's shares; or

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  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10.0% or more of the voting power of the then outstanding voting stock of the corporation.

        A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

        After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

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  80.0% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

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  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

        These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

        The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution exempting any business combination between us and any other person from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If these resolutions are repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

  Conflict with 1940 Act

        Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, or any provision of our articles of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

        Our articles of incorporation authorize our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our articles of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our securities or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our securities and before any purchase of securities is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50.0% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. Further, the 1940 Act requires that any distributions we make on preferred stock be cumulative. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

        For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

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  the designation and number of shares of such series;

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  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are participating or non-participating;

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  any provisions relating to convertibility or exchangeability of the shares of such series;

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  the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

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  the voting powers, if any, of the holders of shares of such series;

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  any provisions relating to the redemption of the shares of such series;

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  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

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  any conditions or restrictions on our ability to issue additional shares of such series or other securities;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

        All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative.

 DESCRIPTION OF OUR WARRANTS

        The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

        We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants

        A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

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  the title of such warrants;

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  the aggregate number of such warrants;

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  the price or prices at which such warrants will be issued;

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  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

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  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

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  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

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  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

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  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

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  whether such warrants will be issued in registered form or bearer form;

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  if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

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  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

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  information with respect to book-entry procedures, if any;

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  the terms of the securities issuable upon exercise of the warrants;

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  if applicable, a discussion of certain U.S. federal income tax considerations; and

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  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

        We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

        Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

        Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

        We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. Our common stockholders will indirectly bear the expenses of such subscription rights offerings, regardless of whether our common stockholders exercise any subscription rights.

        The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

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  the title of such subscription rights;

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  the exercise price or a formula for the determination of the exercise price for such subscription rights;

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  the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

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  the extent to which such subscription rights are transferable;

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  if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

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  the date on which the right to exercise such subscription rights would commence, and the date on which such rights shall expire (subject to any extension);

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  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

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  if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

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  any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

        Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void. We have not previously completed such an offering of subscription rights.

        Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR DEBT SECURITIES

        We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

        As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to the debt securities.

        Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. A copy of the form of indenture is attached to the registration statement of which this prospectus is a part. We will file a supplemental indenture with the SEC in connection with any debt offering, at which time the supplemental indenture would be publicly available. See "Available Information" for information on how to obtain a copy of the indenture.

        The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

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  the designation or title of the series of debt securities;

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  the total principal amount of the series of debt securities;

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  the percentage of the principal amount at which the series of debt securities will be offered;

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  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  whether any interest may be paid by issuing additional securities of the same series in lieu of cash (and the terms upon which any such interest may be paid by issuing additional securities);

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued (if other than $1,000 and any integral multiple thereof);

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities are issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  whether the debt securities are secured and the terms of any security interests;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

        The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

        The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") may be issued under the indenture in one or more series.

        For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

        The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities". The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk protection or similar protection.

        We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

        If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

        We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in "certificated" form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

  Book-Entry Holders

        We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary's book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

        Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

        As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary's book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

  Street Name Holders

        In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in "street name." Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

        For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

  Legal Holders

        Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

        For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

        When we refer to you in this "Description of Our Debt Securities", we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

  Special Considerations for Indirect Holders

        If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

  •
  how it handles securities payments and notices,

  •
  whether it imposes fees or charges,

  •
  how it would handle a request for the holders' consent, if ever required,

  •
  whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

  •
  how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

  •
  if the debt securities are in book-entry form, how the depositary's rules and procedures will affect these matters.

  Global Securities

        As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

        Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

        A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under "Special Situations when a Global Security Will Be Terminated". As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

  Special Considerations for Global Securities

        As an indirect holder, an investor's rights relating to a global security will be governed by the account rules of the investor's financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

        If debt securities are issued only in the form of a global security, an investor should be aware of the following:

  •
  An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

  •
  An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under "Issuance of Securities in Registered Form" above.

  •
  An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

  •
  An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

  •
  The depositary's policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor's interest in a global security. We and the trustee have no responsibility for any aspect of the depositary's actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

  •
  If we redeem less than all the debt securities of a particular series being redeemed, DTC's practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

  •
  An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC's records, to the applicable trustee.

  •
  DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

  •
  Financial institutions that participate in the depositary's book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

  Special Situations when a Global Security will be Terminated

        If a global security is terminated, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under "Issuance of Securities in Registered Form" above.

        The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the investors in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

        We will pay interest (either in cash or by delivery of additional indenture securities, as applicable) to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

  Payments on Global Securities

        We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Special Considerations for Global Securities."

  Payments on Certificated Securities

        We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date to the holder of debt securities as shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

        Alternatively, at our option, we may pay any cash interest that becomes due on the debt security by mailing a check to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

  Payment When Offices Are Closed

        If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

        You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the debt securities of your series means any of the following:

  •
  We do not pay the principal of, or any premium on, a debt security of the series within five days of its due date;

  •
  We do not pay interest on a debt security of the series within 30 days of its due date;

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series within five days of its due date;

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur;

  •
  Any series of debt securities issued under the indenture has an asset coverage, as such term is defined in the 1940 Act, of less than 100 per centum on the last business day of each of twenty-four consecutive calendar months, giving effect to any exemptive relief granted to us by the SEC; or

  •
  Any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

        An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium, interest or sinking or purchase fund installment, if it in good faith considers the withholding of notice to be in the interest of the holders.

  Remedies if an Event of Default Occurs

        If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may (and the trustee shall at the request of such holders) declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if (1) we have deposited with the trustee all amounts due and owing with respect to the securities (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) all Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default with respect to the relevant series of debt securities has occurred and remains uncured;

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  The holders of a majority in principal amount of the debt securities of that series must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

        Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  in respect of the payment of principal, any premium or interest or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities or else specifying any default.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting or transferee entity must agree to be legally responsible for our obligations under the debt securities;

  •
  The merger or sale of assets must not cause a default on the debt securities and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded;

  •
  We must deliver certain certificates and documents to the trustee; and

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

        There are three types of changes we can make to the indenture and the debt securities issued thereunder.

  Changes Requiring Your Approval

        First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of, or interest on, a debt security or the terms of any sinking fund with respect to any security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of an original issue discount or indexed security following a default or upon the redemption thereof or the amount thereof provable in a bankruptcy proceeding;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the outstanding debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults or reduce the percentage of holders of debt securities required to satisfy quorum or voting requirements at a meeting of holders;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures with the consent of holders, waiver of past defaults, or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

  Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications, establishment of the form or terms of new securities of any series as permitted by the indenture and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

  Changes Requiring Majority Approval

        Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of a series of debt securities issued under the indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants applicable to that series of debt securities. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

  Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use the principal face amount at original issuance or a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

        Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption or if we, any other obligor, or any affiliate of us or any obligor own such debt securities. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

        The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

  Covenant Defeasance

        Under current United States federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance". In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If we achieved covenant defeasance and your debt securities were subordinated as described under "Indenture Provisions—Subordination" below, such subordination would not prevent the Trustee from applying due funds available to it from the deposit described in the first bullet below to the payment of amounts in respect of such debt securities. In order to achieve covenant defeasance, we must do the following:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current United States federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

        If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be such a shortfall. However, there is no assurance that we would have sufficient funds to make payment of the shortfall.

  Full Defeasance

        If there is a change in United States federal tax law or we obtain an IRS ruling, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  We must deposit in trust for the benefit of all holders of a series of debt securities a combination of cash (in such currency in which such securities are then specified as payable at stated maturity) or government obligations applicable to such securities (determined on the basis of the currency in which such securities are then specified as payable at stated maturity) that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates and any mandatory sinking fund payments or analogous payments.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current United States federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit. Under current United States federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel and officers' certificate stating that all conditions precedent to defeasance have been complied with.

  •
  Defeasance must not result in a breach or violation of, or constitute a default under, the indenture or any of our other material agreements or instruments.

  •
  No default or event of default with respect to such debt securities shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

  •
  Satisfy the conditions for full defeasance contained in any supplemental indentures.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If your debt securities were subordinated as described below under "Indenture Provisions—Subordination," such subordination would not prevent the Trustee from applying the funds available to it from the deposit referred to in the first bullet of the preceeding paragraph to the payment of amounts due in respect of such debt securities.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered debt securities cease to be issued in book-entry form, they will be issued:

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  only in fully registered certificated form,

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  without interest coupons, and

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  unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

        Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed and as long as the denomination is greater than the minimum denomination for such securities.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series and has accepted such appointment. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any, on) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any, on) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

        By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities or the holders of any indenture securities that are not Designated Senior Indebtedness. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

        Designated Senior Indebtedness is defined in the indenture as the principal of (and premium, if any, on) and unpaid interest on:

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  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed, that we have designated as "Designated Senior Indebtedness" for purposes of the indenture and in accordance with the terms of the indenture (including any indenture securities designated as Designated Senior Indebtedness), and

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  renewals, extensions, modifications and refinancings of any of this indebtedness.

        If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Designated Senior Indebtedness and of our other indebtedness outstanding as of a recent date.

Secured Indebtedness

        Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

        The Bank of New York Mellon Trust Company, N.A. will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

        Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

 DESCRIPTION OF OUR UNITS

        The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read both this prospectus and the prospectus supplement relating to those particular units.

        We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

        A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

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  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

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  a description of the terms of any unit agreement governing the units;

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  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

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  whether the units will be issued in fully registered or global form.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

        If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of such preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

        A "U.S. stockholder" generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

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  A citizen or individual resident of the United States;

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  A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

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  A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

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  A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

        A "Non-U.S. stockholder" generally is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

        If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

        Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code (the "Code") commencing October 2, 2007. As a RIC, we generally do not have to pay corporate level federal income taxes on any income that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending December 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). Dividends declared and paid by us in a year will generally differ from taxable income for that year as such dividends may include the distribution of current year taxable income, exclude amounts carried over into the following year, and include the distribution of prior year taxable income carried over into and distributed in the current year. For amounts we carry over into the following year, we will be required to pay the 4% excise tax based on 98% of our annual taxable income in excess of distributions for the year.

        In order to qualify as a RIC for federal income tax purposes, we must, among other things:

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  continue to qualify as a BDC under the 1940 Act at all times during each taxable year;

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  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

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  diversify our holdings so that at the end of each quarter of the taxable year:

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  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

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  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (collectively, the "Diversification Tests").

        In order to comply with the 90% Income Test, we formed the Taxable Subsidiaries as wholly owned taxable subsidiaries, for the primary purpose of permitting us to own equity interests in portfolio companies which are "pass through" entities for tax purposes. Absent the taxable status of the Taxable Subsidiaries, a portion of the gross income from such portfolio companies would flow directly to us for purposes of the 90% Income Test. To the extent such income did not consist of income derived from securities, such as dividends and interest, it could jeopardize our ability to qualify as a RIC and, therefore cause us to incur significant federal income taxes. The Taxable Subsidiaries are consolidated with Main Street for GAAP purposes, and the portfolio investments held by the Taxable Subsidiaries are included in our consolidated financial statements. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense as a result of their ownership of the portfolio investments. This income tax expense, if any, is reflected in our Consolidated Statement of Operations.

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

        Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders in certain circumstances while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. See "Regulation—Regulation as a Business Development Company—Senior Securities." Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

        We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

        The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

        Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our "investment company taxable income" (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("Qualifying Dividends") may be eligible for a maximum tax rate of 15.0% for taxable years beginning on or before December 31, 2012. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15.0% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as "capital gain dividends" will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 15.0% in the case of individuals, trusts or estates, regardless of the U.S. stockholder's holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such stockholder's common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

        We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a "deemed distribution." In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder's other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a "deemed distribution."

        In any fiscal year, we may elect to make distributions to our stockholders in excess of our taxable earnings for that fiscal year. As a result, a portion of those distributions may be deemed a return of capital to our stockholders.

        For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

        If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

        A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder's adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

        In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15.0% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares, for taxable years beginning on or before December 31, 2012. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their "net investment income," which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35.0% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

        We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year's distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15.0% maximum rate for taxable years beginning on or before December 31, 2012). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

        As a RIC, we will be subject to the alternative minimum tax ("AMT"), but any items that are treated differently for AMT purposes must be apportioned between us and our stockholders and this may affect the stockholders' AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we intend in general to apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances.

        We may be required to withhold federal income tax ("backup withholding") from all taxable distributions to any U.S. stockholder that is not otherwise exempt (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual's taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's federal income tax liability, provided that proper information is provided to the IRS.

Taxation of Non-U.S. Stockholders

        Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

        Distributions of our "investment company taxable income" to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30.0% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

        For taxable years beginning prior to January 1, 2012, except as provided below, we generally were not required to withhold any amounts with respect to certain distributions of (i) U.S.-source interest income, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly reported such distributions and certain other requirements were satisfied. This special exemption from withholding tax on certain distributions expired on January 1, 2012. No assurance can be given as to whether this exemption will be extended for taxable years beginning on or after January 1, 2012, or whether any of our distributions would be reported as eligible for this special exemption from withholding tax even if extended. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding.

        Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

        If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder's allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional "branch profits tax" at a 30.0% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

        A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

        Recently enacted legislation, generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the United States Treasury to report certain required information with respect to accounts held by United States persons (or held by foreign entities that have United States persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends received after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder's account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their units, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on their units and proceeds from the sale of their units. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

        Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

        If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

        If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Such distributions (if made in a taxable year beginning on or before December 31, 2012) would be taxable to our stockholders and, provided certain holding period and other requirements were met, could qualify for treatment as "qualified dividend income" eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributions would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

  Regulation as a Business Development Company

        We have elected to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the members of the board of directors of a BDC be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

        The 1940 Act defines "a majority of the outstanding voting securities" as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) more than 50% of our outstanding voting securities.

  Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are any of the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company (as defined below), or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

        An eligible portfolio company is defined in the 1940 Act as any issuer which:

  (a)
  is organized under the laws of, and has its principal place of business in, the United States;

  (b)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

  (c)
  satisfies any of the following:

  (i)
  does not have any class of securities that is traded on a national securities exchange or has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

  (ii)
  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

  (iii)
  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

  Managerial Assistance to Portfolio Companies

        In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

  Temporary Investments

        Pending investment in "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. government securities and high quality debt securities maturing in one year or less from time of investment therein, so that 70% of our assets are qualifying assets.

  Senior Securities

        We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% of all debt and/or senior stock immediately after each such issuance. In addition, while any senior securities remain outstanding (other than senior securities representing indebtedness issued in consideration of a privately arranged loan which is not intended to be publicly distributed), we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business and Structure," including, without limitation, "—Because we borrow money, the potential for gain or loss on amounts invested in us is magnified and may increase the risk of investing in us."

        In January 2008, we received an exemptive order from the SEC to exclude debt securities issued by MSMF and any other wholly owned subsidiaries of ours which operate as SBICs from the asset coverage requirements of the 1940 Act as applicable to Main Street. The exemptive order provides for the exclusion of all debt securities issued by the Funds, including the $220 million of currently outstanding debt related to its participation in the SBIC program. This exemptive order provides us with expanded capacity and flexibility in obtaining future sources of capital for our investment and operational objectives.

  Common Stock

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). A proposal, approved by our stockholders at our June 2012 annual meeting of stockholders, authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on the earlier of (i) June 14, 2013, the one year anniversary of our 2012 annual meeting of stockholders, and (ii) the date of our 2013 annual meeting of stockholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. On June 17, 2008, our stockholders approved another proposal that authorizes us to issue securities to subscribe to, convert to, or purchase shares of our common stock in one or more offerings. We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock."

  Code of Ethics

        We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. You may read and copy the code of ethics at the SEC's Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the code of ethics is available on the EDGAR Database on the SEC's website site at http://www.sec.gov.

  Proxy Voting Policies and Procedures

        We vote proxies relating to our portfolio securities in a manner in which we believe is consistent with the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we expect would have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

        Our proxy voting decisions are made by the investment team which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process to disclose to our chief compliance officer any potential conflict of which he or she is aware and any contact that he or she has had with any interested party regarding a proxy vote and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

        Stockholders may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 1300 Post Oak Boulevard, Suite 800, Houston, Texas 77056.

  Other 1940 Act Regulations

        We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Board of Directors who are not interested persons and, in some cases, prior approval by the SEC.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

        We may be periodically examined by the SEC for compliance with the 1940 Act.

  Small Business Investment Company Regulations

        Each of the Funds is licensed by the SBA to operate as a SBIC under Section 301(c) of the Small Business Investment Act of 1958. As a part of the Formation Transactions, MSMF became a wholly owned subsidiary of MSCC, and continues to hold its SBIC license. MSMF initially obtained its SBIC license in September 2002. As a part of the Exchange Offer Transactions, MSC II became a majority owned subsidiary of MSCC, and, as a part of the Final MSC II Exchange, MSC II became a wholly owned subsidiary of MSCC, and continues to hold the license it obtained in 2006.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBIC regulations, SBICs may make loans to eligible small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services. Each of the Funds has typically invested in secured debt, acquired warrants and/or made equity investments in qualifying small businesses.

        Under present SBIC regulations, eligible small businesses generally include businesses that (together with their affiliates) have a tangible net worth not exceeding $18 million and have average annual net income after federal income taxes not exceeding $6 million (average net income to be computed without benefit of any carryover loss) for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern generally includes businesses that have a tangible net worth not exceeding $6 million and have average annual net income after federal income taxes not exceeding $2 million (average net income to be computed without benefit of any net carryover loss) for the two most recent fiscal years. SBIC regulations also provide alternative size standard criteria to determine eligibility for designation as an eligible small business or smaller concern, which criteria depend on the primary industry in which the business is engaged and are based on such factors as the number of employees and gross revenue. However, once an SBIC has invested in a company, it may continue to make follow on investments in the company, regardless of the size of the portfolio company at the time of the follow on investment, up to the time of the portfolio company's initial public offering.

        The SBA prohibits an SBIC from providing funds to small businesses for certain purposes, such as relending and investment outside the United States, to businesses engaged in a few prohibited industries, and to certain "passive" (non-operating) companies. In addition, without prior SBA approval, an SBIC may not invest an amount equal to more than approximately 30% of the SBIC's regulatory capital in any one portfolio company and its affiliates.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies (such as limiting the permissible interest rate on debt securities held by an SBIC in a portfolio company). Included in such limitations are SBA regulations which allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA's prior written approval.

        The SBA restricts the ability of an SBIC to lend money to any of its officers, directors and employees or to invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of equity of a licensed SBIC. A "change of control" is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

        An SBIC may generally have outstanding debentures guaranteed by the SBA in amounts up to twice the amount of the privately-raised funds of the SBIC(s). Debentures guaranteed by the SBA have a maturity of ten years, require semi-annual payments of interest, do not require any principal payments prior to maturity, and are not subject to prepayment penalties. As of June 30, 2012, we, through the Funds, had issued $220 million of SBA- guaranteed debentures, which had an annual weighted average interest rate of approximately 5.1%.

        The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") contains several provisions applicable to SBIC funds, including the Funds. One of the key SBIC-related provisions included in the Stimulus Bill increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds. The prior maximum amount of SBIC leverage available to affiliated SBIC funds was approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between the Funds.

        SBICs must invest idle funds that are not being used to make loans in investments permitted under SBIC regulations in the following limited types of securities: (i) direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government); (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

        SBICs are periodically examined and audited by the SBA's staff to determine their compliance with SBIC regulations and are periodically required to file certain financial information and other documents with the SBA.

        Neither the SBA nor the U.S. government or any of its agencies or officers has approved any ownership interest to be issued by us or any obligation that we or any of our subsidiaries may incur.

  Securities Exchange Act of 1934 and Sarbanes-Oxley Act Compliance

        We are subject to the reporting and disclosure requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act of 2002, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

  •
  pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer are required to certify the accuracy of the financial statements contained in our periodic reports;

  •
  pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures;

  •
  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare a report regarding its assessment of our internal control over financial reporting, and our independent registered public accounting firm separately audits our internal control over financial reporting; and

  •
  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal control over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

  The New York Stock Exchange Corporate Governance Regulations

        The New York Stock Exchange ("NYSE") has adopted corporate governance regulations that listed companies must comply with. We believe we are in compliance with such corporate governance listing standards. We intend to monitor our compliance with all future listing standards and to take all necessary actions to ensure that we stay in compliance.

  Investment Adviser Regulations

        We and the Investment Manager, which is wholly owned by us and employs all of our executive officers, investment professionals and other employees, are also subject to regulation under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Advisers Act establishes, among other things, recordkeeping and reporting requirements, disclosure requirements, limitations on transactions between the adviser's account and an advisory client's account, limitations on transactions between the accounts of advisory clients, and general anti-fraud prohibitions. We and the Investment Manager will also be examined by the SEC from time to time for compliance with the Advisers Act.

 PLAN OF DISTRIBUTION

        We may offer, from time to time, up to $800,000,000 of our common stock, preferred stock, units, subscription rights, debt securities, or warrants representing rights to purchase shares of our securities, preferred stock or debt securities. We may sell the securities through underwriters or dealers, "at the market" to or through a market maker or into an existing market or otherwise, directly to one or more purchasers through or without agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed.

        The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock less any underwriting commissions or discounts must equal or exceed the net asset value per share of our common stock except (i) with the requisite approval of our stockholders or (ii) under such other circumstances as the SEC may permit. See "Risk Factors—Risks Relating to Our Business and Structure—Stockholders may incur dilution if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or issue securities to subscribe to, convert to or purchase shares of our common stock" for a discussion of proposals approved by our stockholders that permit us to issue shares of our common stock below net asset value.

        In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

        We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

        Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the New York Stock Exchange. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

        Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

        If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

        In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

        The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

        Our securities are held under custody agreements by Amegy Bank National Association, whose address is 1221 McKinney Street Level P-1 Houston, Texas 77010, and Branch Banking and Trust Company, whose address is 5130 Parkway Plaza Boulevard, Charlotte, North Carolina 28217. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 59 Maiden Lane New York, New York 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Our investment team is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided. We did not pay any brokerage commissions during the year ended December 31, 2011.

 LEGAL MATTERS

        Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The consolidated financial statements, Schedule 12-14 and the schedule of Senior Securities of Main Street Capital Corporation, included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in giving said reports. Grant Thornton LLP's principal business address is 333 Clay Street, 2700 Three Allen Center, Houston, Texas 77002.

AVAILABLE INFORMATION

        We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our securities being offered by this prospectus or any prospectus supplement.

        We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC's website at www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PRIVACY NOTICE

        We are committed to protecting your privacy. This privacy notice explains the privacy policies of Main Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Main Street.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

  •
  The People and Companies that Make Up Main Street.  It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

  •
  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

  •
  Courts and Government Officials.  If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

(in thousands, except shares and per share amounts)

	June 30, 2012	December 31, 2011
	(Unaudited)
ASSETS
Portfolio investments at fair value:
Control investments (cost: $179,175 and $206,787 as of June 30, 2012 and December 31, 2011, respectively)	$228,903	$238,924
Affiliate investments (cost: $104,677 and $110,157 as of June 30, 2012 and December 31, 2011, respectively)	135,561	146,405
Non-Control/Non-Affiliate investments (cost: $422,174 and $275,061 as of June 30, 2012 and December 31, 2011, respectively)	426,128	270,895
Investment in affiliated Investment Manager (cost: $2,668 and $4,284 as of June 30, 2012 and December 31, 2011, respectively)	202	1,869

Total portfolio investments (cost: $708,694 and $596,289 as of June 30, 2012 and December 31, 2011, respectively)	790,794	658,093
Marketable securities and idle funds investments (cost: $7,925 and $25,935 as of June 30, 2012 and December 31, 2011, respectively)	8,149	26,242

Total investments (cost: $716,619 and $622,224 as of June 30, 2012 and December 31, 2011, respectively)	798,943	684,335
Cash and cash equivalents	31,976	42,650
Interest receivable and other assets	8,099	6,539
Deferred financing costs (net of accumulated amortization of $2,634 and $2,167 as of June 30, 2012 and December 31, 2011, respectively)	3,993	4,168

Total assets	$843,011	$737,692

LIABILITIES
SBIC debentures (par: $220,000 as of June 30, 2012 and December 31,2011; par of $95,000 is recorded at a fair value of $78,396 and $76,887 as of June 30, 2012 and December 31, 2011, respectively)	$203,396	$201,887
Credit facility	88,000	107,000
Interest payable	3,884	3,984
Dividend payable	2,955	2,856
Deferred tax liability, net	5,398	3,776
Payable to affiliated Investment Manager	2,760	4,831
Accounts payable and other liabilities	3,214	2,170

Total liabilities	309,607	326,504
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 31,588,654 and 26,714,384 issued and outstanding as of June 30, 2012 and December 31, 2011, respectively)	315	267
Additional paid-in capital	462,462	360,164
Accumulated net investment income, net of cumulative dividends of $88,482 and $79,414 as of June 30, 2012 and December 31, 2011, respectively	29,138	12,531
Accumulated net realized loss from investments, net of cumulative dividends of $27,327 and $13,804 as of June 30, 2012 and December 31, 2011, respectively	(29,159)	(20,445)
Net unrealized appreciation, net of income taxes	70,648	53,194

Total Net Asset Value	533,404	405,711
Noncontrolling interest	—	5,477

Total net assets including noncontrolling interests	533,404	411,188

Total liabilities and net assets	$843,011	$737,692

NET ASSET VALUE PER SHARE	$16.89	$15.19

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$6,083	$6,491	$11,850	$12,216
Affiliate investments	4,141	3,114	9,814	5,283
Non-Control/Non-Affiliate investments	10,101	6,185	18,248	11,614

Total interest, fee and dividend income	20,325	15,790	39,912	29,113
Interest from marketable securities, idle funds and other	517	339	1,489	391

Total investment income	20,842	16,129	41,401	29,504
EXPENSES:
Interest	(4,180)	(3,264)	(8,044)	(6,166)
General and administrative	(554)	(600)	(1,162)	(1,107)
Expenses reimbursed to affiliated Investment Manager	(2,702)	(2,207)	(5,359)	(4,337)
Share-based compensation	(580)	(443)	(1,161)	(886)

Total expenses	(8,016)	(6,514)	(15,726)	(12,496)

NET INVESTMENT INCOME	12,826	9,615	25,675	17,008
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	(96)	—	(2,061)	—
Affiliate investments	(3,732)	—	5,500	—
Non-Control/Non-Affiliate investments	174	—	337	—
Marketable securities and idle funds investments	325	250	1,033	250

Total net realized gain (loss) from investments	(3,329)	250	4,809	250

NET REALIZED INCOME	9,497	9,865	30,484	17,258
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	17,515	11,472	22,023	15,491
Marketable securities and idle funds investments	(55)	572	(84)	687
SBIC debentures	(1,808)	(2,118)	(1,508)	(2,079)
Investment in affiliated Investment Manager	—	(46)	(51)	(87)

Total net change in unrealized appreciation	15,652	9,880	20,380	14,012

Income tax provision	(996)	(1,963)	(2,872)	(3,163)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	24,153	17,782	47,992	28,107
Noncontrolling interest	—	(158)	(54)	(158)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$24,153	$17,624	$47,938	$27,949

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$0.47	$0.41	$0.94	$0.79

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$0.35	$0.42	$1.12	$0.80

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$0.88	$0.77	$1.77	$1.32

DIVIDENDS PAID PER SHARE	$0.42	$0.39	$0.83	$0.77

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	27,365,758	23,015,718	27,118,421	21,128,360

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

(in thousands, except shares)

(Unaudited)

	Common Stock				Accumulated Net Realized Loss From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2010	18,797,444	$188	$224,485	$9,262	$(20,542)	$32,142	$245,535	$4,448	$249,983
Public offering of common stock, net of offering costs	4,025,000	41	70,309	—	—	—	70,350	—	70,350
Share-based compensation	—	—	886	—	—	—	886	—	886
Dividend reinvestment	235,844	2	4,452	—	—	—	4,454	—	4,454
Issuance of restricted stock	124,312	1	(1)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110)	(110)
Dividends to stockholders	—	—	—	(18,834)	(208)	—	(19,042)	—	(19,042)
Net increase resulting from operations	—	—	—	17,008	250	10,849	28,107	—	28,107
Noncontrolling interest	—	—	—	—	—	(158)	(158)	158	—

Balances at June 30, 2011	23,182,600	$232	$300,131	$7,436	$(20,500)	$42,833	$330,132	$4,496	334,628

Balances at December 31, 2011	26,714,384	$267	$360,164	$12,531	$(20,445)	$53,194	$405,711	$5,477	$411,188
Public offering of common stock, net of offering costs	4,312,500	43	92,913	—	—	—	92,956	—	92,956
MSC II noncontrolling interest acquisition	229,634	2	5,328	—	—	—	5,330	(5,417)	(87)
Adjustment to investment in Investment Manager related to MSC II noncontrolling interest acquisition	—	—	(1,616)	—	—	—	(1,616)	—	(1,616)
Share-based compensation	—	—	1,161	—	—	—	1,161	—	1,161
Purchase of vested stock for employee payroll tax withholding	(7,858)	—	(199)	—	—	—	(199)	—	(199)
Dividend reinvestment	200,961	2	4,712	—	—	—	4,714	—	4,714
Issuance of restricted stock	139,033	1	(1)
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(114)	(114)
Dividends to stockholders	—	—	—	(9,068)	(13,523)	—	(22,591)	—	(22,591)
Net increase resulting from operations	—	—	—	25,675	4,809	17,508	47,992	—	47,992
Noncontrolling interest	—	—	—	—	—	(54)	(54)	54	—

Balances at June 30, 2012	31,588,654	$315	$462,462	$29,138	$(29,159)	$70,648	$533,404	$—	$533,404

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$47,992	$28,107
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	(20,380)	(14,012)
Net realized gain from investments	(4,809)	(250)
Accretion of unearned income	(6,405)	(2,699)
Net payment-in-kind interest	(1,529)	(1,160)
Accrued dividends on investments	(133)	(855)
Share-based compensation expense	1,161	886
Amortization of deferred financing costs	467	306
Deferred taxes	1,622	2,912
Changes in other assets and liabilities:
Interest receivable and other assets	(346)	(1,400)
Interest payable	(100)	522
Payable to affiliated Investment Manager	(2,071)	2,222
Accounts payable and other liabilities	553	88
Deferred fees and other	623	738

Net cash provided by operating activities	16,645	15,405
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(261,019)	(176,096)
Principal payments received on loans and debt securities in portfolio companies	131,852	47,537
Proceeds from sale of equity investments and related notes in portfolio companies	26,547	376
Investments in marketable securities and idle funds investments	(7,596)	(17,978)
Proceeds from marketable securities and idle funds investments	27,212	1,367

Net cash provided by (used in) investing activities	(83,004)	(144,794)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from public offering of common stock, net of offering costs	92,956	70,350
Distributions to noncontrolling interest	(114)	(110)
Dividends paid to stockholders	(17,528)	(11,574)
Proceeds from issuance of SBIC debentures	—	30,000
Proceeds from credit facility	114,000	99,000
Repayments on credit facility	(133,000)	(65,000)
Payment of deferred loan costs and SBIC debenture fees	(292)	(1,478)
Other	(337)	—

Net cash provided by financing activities	55,685	121,188

Net decrease in cash and cash equivalents	(10,674)	(8,201)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	42,650	22,334

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$31,976	$14,133

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Café Brazil, LLC	Casual Restaurant
	Group
		12% Secured Debt (Maturity—April 20, 2013)	1,000	1,000	1,000
		Member Units (Fully diluted 41.0%)(8)		42	3,530

				1,042	4,530
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,103	7,887	8,013
		Warrants (Fully diluted 21.3%)		1,193	3,380
		Common Stock (Fully diluted 9.8%)		1,177	1,560

				10,257	12,953
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	850	850	850
		Member Units (Fully diluted 41.6%)(8)		1,300	6,810

				2,150	7,660
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	4,000	3,986	3,986
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,090	1,090	1,090
		Member Units (Fully diluted 79.0%)		5,273	—
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	800

				10,974	5,876
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	4,661	4,643	4,643
		Warrants (Fully diluted 47.9%)		320	320

				4,963	4,963
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Maturity—June 30, 2017)	919	919	919
		Member Units (Fully diluted 34.2%)(8)		2,980	12,550

				3,899	13,469
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,024	4,582	4,810
		Preferred Stock (8% cumulative)(8)		1,123	1,123
		Common Equity (Fully diluted 34.5%)		718	2,620

				6,423	8,553
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 37.1%)(8)		589	1,610
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,825
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 94.2%)(8)		7,094	14,218

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		12% Secured Debt (Maturity—September 15, 2014)	4,350	4,132	4,200
		Warrants (Fully diluted 30.1%)		1,129	1,650

				5,261	5,850
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	1,843	1,843	1,843
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	1,912	1,912	1,912
		Member Units (Fully diluted 60.8%)(8)		811	1,750

				4,566	5,505
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2012)	2,000	1,996	1,996
		Preferred Stock (non-voting)		510	510
		Warrants (Fully diluted 7.1%)		54	40
		Common Stock (Fully diluted 70.0%)(8)		100	340

				2,660	2,886
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger- Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,900	3,900	3,900
		9.5% Secured Debt (Mid—Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,040	1,040	1,040
		Warrants (Fully diluted 9.2%)		250	890
		Member Units (Fully diluted 42.9%)		812	930
		Member Units (Mid—Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,502	8,820
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(9)	3,385	3,380	3,380
		18% Secured Debt (Maturity—February 1, 2013)	5,173	5,156	5,156
		Member Units (Fully diluted 44.0%)		2,975	4,195

				11,511	12,731
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	5,001	4,735	4,735
		Warrants (Fully diluted 12.5%)		252	440
		Member Units (Fully diluted 24.8%)(8)		500	870

				5,487	6,045
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,118	11,890
		Warrants (Fully diluted 12.2%)		817	1,170
		Member Units (Fully diluted 43.2%)(8)		2,900	4,153

				14,835	17,213
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	6,667	6,655	6,655
		Common Stock (Fully diluted 48.0%)		1,080	6,000

				7,735	12,655
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 5% PIK Secured Debt (Maturity—January 6, 2016)	5,491	5,435	5,491
		Member Units (Fully diluted 43.7%)(8)		1,250	1,250

				6,685	6,741

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
PPL RVs, Inc.	Recreational Vehicle Dealer
		18% Secured Debt (Maturity—June 10, 2015)	4,450	4,407	4,450
		Common Stock (Fully diluted 51.1%)		2,150	5,480

				6,557	9,930
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,851	4,140
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,558	3,496	3,548
		Warrants (Fully diluted 14.6%)		1,200	3,140
		Member Units (Fully diluted 25.0%)		2,000	5,380

				10,547	16,208
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,700	3,479	3,479
		Warrants (Fully diluted 20.0%)		202	—
		Member Units (Fully diluted 40.0%)		550	—

				4,231	3,479
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,068	1,065	1,065
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,559	5,477	5,477
		Warrants (Fully diluted 74.7%)		896	—
		Member Units (Non-voting)		200	—

				7,638	6,542
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,272	1,267	1,267
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	4,053	4,017	4,053
		Member Units (Fully diluted 50.0%)(8)		1,000	6,490

				6,284	11,810
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,110
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2013)	1,000	993	993
		8% Secured Debt (Maturity—January 31, 2016)	1,545	1,531	1,531
		13% Secured Debt (Maturity—January 31, 2016)	6,150	5,224	5,224
		Warrants (Fully diluted 10.0%)		1,209	1,209
		Common Stock (Fully diluted 15.5%)		2,500	2,500

				11,457	11,457
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,100	3,038	3,038
		Series A Preferred Stock (Fully diluted 33.3%)		3,000	3,280
		Common Stock (Fully diluted 36.7%)		3,706	100

				9,744	6,418
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	997	997
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	5,180	5,159	5,159
		Warrants (Fully diluted 46.6%)		600	300

				6,756	6,456

Subtotal Control Investments (28.7% of total investments at fair value)				179,175	228,903

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
American Sensor Technologies, Inc.	Manufacturer of Commercial / Industrial Sensors
		Warrants (Fully diluted 19.6%)		50	3,590
Bridge Capital Solutions Corporation	Financial Services and Cash Flow Solutions
		13% Secured Debt (Maturity—April 17, 2017)	5,000	4,734	4,734
		Warrants (Fully diluted 7.5%)		200	200

				4,934	4,934
Compact Power Equipment Centers LLC	Equipment / Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)	3,576	3,555	3,555
		8% PIK Secured Debt (Maturity—December 31, 2012)	63	63	63
		Series A Member Units (8% cumulative) (Fully diluted 0.8%)(8)		887	887
		Member Units (Fully diluted 10.6%)		1	1

				4,506	4,506
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	10,223	9,677	9,677
		Warrants (Fully diluted 22.5%)		400	400

				10,077	10,077
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	6,980
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	12,500	11,740	11,740
		Preferred Equity (Fully diluted 11.0%)		2,000	2,000
		Warrants (Fully diluted 8.0%)		600	1,340

				14,340	15,080
IRTH Holdings, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	3,923	3,868	3,923
		Member Units (Fully diluted 22.3%)		850	2,970

				4,718	6,893
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		10% Secured Debt (Maturity—December 31, 2012)	833	833	833
		14% Secured Debt (Maturity—January 23, 2014)	5,182	5,182	5,182
		Member Units (Fully diluted 17.9%) (8)		341	4,250

				6,356	10,265
Laurus Healthcare, LP	Management of Outpatient Cardiac Cath Labs
		9% Secured Debt (Maturity—May 12, 2016)	5,725	5,725	5,725
		Class A and C Units (Fully diluted 13.1%)(8)		80	5,430

				5,805	11,155

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)
Olympus Building Services, Inc.	Custodial / Facilities Services
		10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	3,216	3,112	3,112
		15% PIK Secured Debt (Maturity—March 27, 2014)	1,069	1,069	1,069
		Warrants (Fully diluted 22.5%)		470	—

				4,651	4,181
OnAsset Intelligence, Inc.	Transportation Monitoring / Tracking Services
		12% Secured Debt (Maturity—October 18, 2012)	1,500	1,225	1,225
		Preferred Stock (7% cumulative) (Fully diluted 5.75%)(8)		1,633	1,633
		Warrants (Fully diluted 4.0%)		830	640

				3,688	3,498
OPI International Ltd.(12)	Oil and Gas Construction Services
		12% Secured Debt (Maturity—November 30, 2015)	11,750	11,154	11,360
		Common Equity (Fully diluted 9.7%)		1,370	4,970

				12,524	16,330
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,423	3,423
		Warrants (Fully diluted 24.0%)		758	758

				4,181	4,181
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	2,985	2,930	2,930
		Common Stock (Fully diluted 14.7%)		950	1,200

				3,880	4,130
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	280	280	280
		12% Secured Debt (Maturity—June 16, 2016)	14,595	14,147	14,440
		Warrants (Fully diluted 9.8%)		887	2,830

				15,314	17,550
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	4,800	4,699	4,699
		10% Secured Debt (Leadrock Properties, LLC) (Maturity—May 4, 2026)	1,440	1,412	1,412
		Member Units (Fully diluted 11.1%)		1,000	1,000

				7,111	7,111
Walden Smokey Point, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	4,720

Subtotal Affiliate Investments (28.7% of total investments at fair value)				104,677	135,561

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
4L Holdings, LLC(10)	Refurbished Office Supplies
	and Electronics

		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 7, 2018)(9)	4,938	4,793	4,839
Academy, Ltd.(10)	Sporting Goods Stores
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—August 3, 2018)(9)	2,985	2,974	3,004
Affinity Videonet, Inc.	Video Conferencing and
	Managed Services
		13% Secured Debt (Maturity—December 31, 2015)	2,000	1,921	2,000
		13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)	987	983	983
		Warrants (Fully diluted 2.6%)		63	120

				2,967	3,103
Ameritech College Operations, LLC	For-Profit Nursing and
	Healthcare College
		18% Secured Debt (Maturity—March 9, 2017)	6,050	5,934	5,934
Aspen Dental Management, Inc.(10)	Dental Practice
	Management
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 6, 2016)(9)	1,985	1,976	1,973
Associated Asphalt Partners, LLC(10)	Liquid Asphalt Supplier
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—March 9, 2018)(9)	9,926	9,756	9,777
ATI Acquisition I Corp.(10)	Physical Therapy Facilities
		LIBOR Plus 5.50%, Current Coupon 7.50%, Secured Debt (Maturity—March 11, 2016)(9)	2,839	2,805	2,799
B. J. Alan Company	Retailer and Distributor of
	Consumer Fireworks
		12% Current / 2.5% PIK Secured Debt (Maturity—June 22, 2017)	10,006	9,907	9,907
Blackboard, Inc.(10)	Education Software
	Provider
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—October 4, 2018)(9)	2,985	2,885	2,903
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—April 4, 2019)(9)	2,000	1,845	1,852

				4,730	4,755
Blue Coat Systems, Inc.(10)	Web Security and WAN
	Optimization
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—February 15, 2018)(9)	2,000	1,962	1,999
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—August 15, 2018)(9)	2,000	1,943	2,013

				3,905	4,012
Brand Connections, LLC	Venue-Based Marketing
	and Media
		14% Secured Debt (Maturity—April 30, 2015)	6,049	5,952	6,049
Business Development Corporation of America(11)(12)	Investment Management
		LIBOR Plus 3.50%, Current Coupon 3.74%, Secured Debt (Maturity—January 14, 2013)	10,000	10,000	10,000
Calloway Laboratories, Inc.(10)	Health Care Testing
	Facilities
		LIBOR Plus 11.00% / 3.00% PIK, Current Coupon with PIK 15.00%, Secured Debt (Maturity—September 13, 2013)(9)	5,039	4,899	4,899
CCCG, LLC(10)	Manufacturer of Oil and
	Gas Equipment
		LIBOR Plus 5.00%, Current Coupon 6.75%, Secured Debt (Maturity—March 31, 2014)(9)	3,369	3,300	3,353
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead
	Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,422	2,379	2,404
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 19, 2018)(9)	2,500	2,455	2,438

				4,834	4,842

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Citadel Plastics Holding, Inc.(10)	Supplier of Commodity
	Chemicals / Plastic Parts
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—February 28, 2018)(9)	3,000	2,971	2,989
Congruent Credit Opportunities Fund II, LP(11)(12)	Investment Partnership
		LP Interests (Fully diluted 18.75%)		9,790	9,870
CST Industries(10)	Storage Tank Manufacturer
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—May 22, 2017)(9)	12,500	12,315	12,375
Diversified Machine, Inc.(10)	Automotive Component
	Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—December 1, 2016)(9)	1,895	1,860	1,800
Drilling Info, Inc.	Information Services for
	the Oil and Gas Industry
		Common Stock (Fully diluted 2.3%)		1,335	5,070
Emerald Performance Materials, Inc.(10)	Specialty Chemicals
	Manufacturer
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 18, 2018)(9)	4,000	3,961	3,980
EnCap Energy Capital Fund VIII, L.P.(11)(12)	Investment Partnership
		LP Interests (EnCap Energy Capital Fund VIII, L.P.) (Fully diluted 0.1%)(8)		1,474	1,670
		LP Interests (EnCap Energy Capital Fund VIII Co- Investors, L.P.) (Fully diluted 0.3%)		335	335
		LP Interests (EnCap Flatrock Midstream Fund II, L.P.) (Fully diluted 1.1%)		113	113

				1,922	2,118
Fairway Group Acquisition Company(10)	Retail Grocery
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 3, 2017)(9)	7,425	7,376	7,379
Flexera Software LLC(10)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,777	3,015
Fram Group Holdings, Inc.(10)	Manufacturer of
	Automotive Maintenance
	Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	993	988	959
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	996	877

				1,984	1,836
GMACM Borrower LLC(10)	Mortgage Originator and
	Servicer
		LIBOR Plus 6.00%, Current Coupon 7.25%, Secured Debt (Maturity—November 13, 2015)(9)	1,000	981	1,006
Go Daddy Group, Inc.(10)	Domain Name
	Management
		LIBOR Plus 4.25%, Current Coupon 5.50%, Secured Debt (Maturity—December 17, 2018)(9)	7,462	7,462	7,375
Granite Broadcasting(10)	Regional TV Broadcaster
		LIBOR Plus 7.25%, Current Coupon 8.50%, Secured Debt (Maturity—May 22, 2018)(9)	5,000	4,876	4,950
Grede Holdings, LLC(10)	Operator of Iron Foundries
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—April 3, 2017)(9)	4,700	4,616	4,679
Gundle/SLT Environmental, Inc.(10)	Manufacturer of
	Geosynthetic Lining
	Products
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(9)	7,972	7,887	7,872
Hayden Acquisition, LLC	Manufacturer of Utility
	Structures
		8% Secured Debt (Maturity—July 1, 2012)	1,800	1,781	—

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Hearthside Food Solutions(10)	Contract Food
	Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 5, 2018)(9)	4,000	3,960	3,990
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,853
Hupah Finance Inc.(10)	Manufacturer of Industrial
	Machinery
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—January 19, 2019)(9)	2,993	2,935	3,001
Il Fornaio Corporation(10)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,897	1,889	1,893
Ipreo Holdings LLC(10)	Application Software for
	Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	4,218	4,146	4,208
iStar Financial, Inc.(10)	Real Estate Investment
	Trust
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—March 19, 2016)(9)	2,805	2,756	2,791
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 19, 2017)(9)	1,500	1,478	1,501

				4,234	4,292
Ivy Hill Middle Market Credit Fund III, Ltd.(11)(12)	Asset Management
		LIBOR Plus 6.50%, Current Coupon 6.74%, Secured Debt (Maturity—January 15, 2022)	2,000	1,670	1,610
JJ Lease Funding Corp.(10)	Apparel Retail
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(9)	3,850	3,752	3,147
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(9)	5,945	5,903	6,199
Liqui-Box, Inc.(10)	Supplier of Specialty
	Packaging
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—December 29, 2017)(9)	2,985	2,943	2,955
Maverick Healthcare(10)	Home Healthcare Products
	and Services
		LIBOR Plus 9.00%, Current Coupon 10.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,925	4,925	4,900
Media Holdings, LLC(10)(12)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 27, 2014)(9)	5,000	5,261	5,266
Medpace Intermediateco, Inc.(10)	Clinical Trial Development
	and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 19, 2017)(9)	4,787	4,725	4,596
Metal Services LLC(10)	Steel Mill Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—September 29, 2017)(9)	7,794	7,646	7,745
Metropolitan Health Networks, Inc.(10)(12)	Healthcare Network
	Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(9)	1,960	1,934	1,901
		LIBOR Plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(9)	3,250	3,190	3,169

				5,124	5,070
Milk Specialties Company(10)	Processor of Nutrition
	Products
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 23, 2017)(9)	3,980	3,868	3,960
		LIBOR Plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 23, 2018)(9)	1,000	962	1,015

				4,830	4,975
Miramax Film NY, LLC(10)	Motion Picture Producer
	and Distributor
		Class B Units (Fully diluted 0.2%)		500	500

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Mood Media Corporation(10)(12)	Music Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	2,970	2,942	2,942
MultiPlan, Inc.(10)	Managed Healthcare
	Provider
		LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(9)	2,791	2,791	2,762
National Healing Corporation(10)	Wound Care Management
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—November 30, 2017)(9)	2,736	2,609	2,736
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,416	1,503
		Common Equity (Fully diluted 0.02%)		50	50

				4,075	4,289
NCI Building Systems, Inc.(10)	Non-Residential Building
	Products Manufacturer
		LIBOR Plus 6.75%, Current Coupon 8.00%, Secured Debt (Maturity—June 22, 2018)(9)	2,494	2,369	2,463
NGPL PipeCo, LLC(10)	Natural Gas Pipelines and
	Storage Facilities
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—September 15, 2017)(9)	9,000	8,852	8,843
Northland Cable Television, Inc.(10)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,838	4,725	4,717
Oberthur Technologies(10)	Smart Card, Printing,
	Identity, and Cash
	Protection Security
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—November 30, 2018)(9)	7,000	6,660	6,843
Onedia, Inc.(10)	Household Products
	Manufacturer
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—September 25, 2017)(9)	2,000	1,961	1,970
Pacific Architects and Engineers Incorporated(10)	Provider of Contract
	Support Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 4, 2017)(9)	3,995	3,923	3,995
Phillips Plastic Corporation(10)	Custom Molder of Plastics
	and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,737	1,722	1,728
Physician Oncology Services, L.P.(10)	Provider of Radiation
	Therapy and Oncology
	Services
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(9)	942	934	937
Pierre Foods, Inc.(10)	Foodservice Supplier
		LIBOR Plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(9)	4,925	4,851	4,955
		LIBOR Plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(9)	2,000	1,943	2,014

				6,794	6,969
PL Propylene, LLC(10)(12)	Propylene Producer
		LIBOR Plus 5.75%, Current Coupon 7.00%, Secured Debt (Maturity—March 27, 2017)(9)	3,990	3,914	4,037
Preferred Proppants, LLC(10)	Producer of Sand Based
	Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,972	5,840	5,748
ProQuest LLC(10)	Academic Research Portal
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—April 13, 2018)(9)	4,988	4,939	4,967
PRV Aerospace, LLC(10)	Aircraft Equipment
	Manufacturer
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—May 9, 2018)(9)	6,000	5,941	5,985

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Race Point Power, LLC(10)	Electric Utilities / Power
	Generation
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(9)	2,206	2,169	2,205
Radio One, Inc.(10)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,947	2,901	2,910
Relativity Media, LLC(10)	Full-scale Film and
	Television Production and
	Distribution
		10.00% Secured Debt (Maturity—May 24, 2015)	5,000	4,905	4,905
		15.00% PIK Secured Debt (Maturity—May 24, 2015)	5,075	5,075	5,075

				9,980	9,980
Schiff Nutrition(10)	Vitamin and Nutritional
	Supplement Manufacturer
	and Distributor
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—March 30, 2019)(9)	10,000	9,853	9,900
Shearer's Foods, Inc.(10)	Manufacturer of Food/
	Snacks
		12.00% Current / 3.75% PIK Secured Debt (Maturity—March 31, 2016)	4,343	4,266	4,218
Sonneborn, LLC.(10)	Specialty Chemicals
	Manufacturer
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—March 30, 2018)(9)	2,993	2,935	2,993
Sourcehov LLC(10)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,970	2,881	2,814
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	5,000	4,509	4,328

				7,390	7,142
Speedy Cash Intermediate Holdings Corp.(10)	Consumer Finance
		10.75% Bond (Maturity—May 15, 2018)	2,000	2,000	2,065
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical
	Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,906	4,886	4,882
The Tennis Channel, Inc.	Television-Based Sports
	Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(9)	10,826	12,104	12,104
		Warrants (Fully diluted 0.1%)		235	235

				12,339	12,339
Totes Isotoner Corporation(10)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,951	4,865	4,926
Tube City IMS Corporation(10)(12)	Steel Mill Services
		LIBOR Plus 4.50%, Current Coupon 5.75%, Secured Debt (Maturity—March 20, 2019)(9)	1,000	990	1,000
Ulterra Drilling Technologies, L.P.(10)	Manufacturer of Oil and
	Gas Drilling Products
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	6,361	6,256	6,393
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	1,566	1,538	1,557

				7,794	7,950
UniTek Global Services, Inc.(10)	Provider of Outsourced
	Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	6,418	6,250	6,321
Vantage Specialties, Inc.(10)	Manufacturer of Specialty
	Chemicals
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—February 10, 2018)(9)	4,000	3,924	4,010
VFH Parent LLC(10)	Electronic Trading and
	Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	3,732	3,669	3,738
Visant Corporation(10)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,998	3,998	3,889

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Vision Solutions, Inc.(10)	Computer Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,764	2,548	2,559
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,958	4,975

				7,506	7,534
Wabash National Corporation(10)	Truck Trailer Manufacturer
		LIBOR Plus 4.75%, Current Coupon 6.00%, Secured Debt (Maturity—May 8, 2019)(9)	5,985	5,936	5,910
Walter Investment Management Corp.(10)(12)	Real Estate Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(9)	2,663	2,617	2,682
Wastequip(10)	Manufacturer of Waste
	Management Equipment
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—December 15, 2017)(9)	1,000	975	995
Willis Group, LLC	Staffing and Recruitment
	Services
		12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	9,038	8,883	8,883
Wolverine(10)	Healthcare Analytics
	Provider
		LIBOR Plus 5.50%, Current Coupon 6.75%, Secured Debt (Maturity—May 25, 2019)(9)	3,500	3,431	3,504
Wyle Services Corporation(10)	Specialized Engineering
	and Technical Services
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(9)	3,707	3,689	3,684
Yankee Cable Acquisition, LLC(10)	Broadband Service Provider
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—August 26, 2016)(9)	3,665	3,624	3,660
Zilliant Incorporated	Price Optimization and
	Margin Management
	Solutions
		12% Secured Debt (Maturity—June 15, 2017)	8,000	6,782	6,782
		Warrants (Fully diluted 3.0%)		1,071	1,071

				7,853	7,853

Subtotal Non-Control/Non-Affiliate Investments (53.3% of total investments at fair value)				422,174	426,128

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
		100% of Membership Interests		2,668	202

Total Portfolio Investments, June 30, 2012				708,694	790,794

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

June 30, 2012

(in thousands)

(Unaudited)

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments
General Motors Company(12)	Investments in Marketable Securities and Diversified, Registered Bond Funds
		Preferred stock (0.59% cumulative)(8)		255	169
NRG Energy Inc Bond(12)
		8.00% Bond (Maturity—June 15, 2017)	2,000	2,023	2,090
Toll Road Investors Partnership II, LP Bond(12)
		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,679	1,800
United Refining Company Bond
		10.50% Bond (Maturity—February 28, 2017)	3,990	3,968	4,090

Subtotal Marketable Securities and Idle Funds Investments (1.0% of total investments at fair value)				7,925	8,149

Total Investments, June 30, 2012				$716,619	$798,943

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other Portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Café Brazil, LLC	Casual Restaurant Group
		12% Secured Debt (Maturity—April 20, 2013)	1,400	1,399	1,400
		Member Units (Fully diluted 41.0%)(8)		42	3,430

				1,441	4,830
California Healthcare Medical Billing, Inc.	Outsourced Billing and Revenue Cycle Management
		12% Secured Debt (Maturity—October 17, 2015)	8,623	8,290	8,528
		Warrants (Fully diluted 21.0%)		1,193	3,380
		Common Stock (Fully diluted 9.6%)		1,177	1,560

				10,660	13,468
CBT Nuggets, LLC	Produces and Sells IT Training Certification Videos
		14% Secured Debt (Maturity—December 31, 2013)	1,750	1,750	1,750
		Member Units (Fully diluted 40.8%)(8)		1,300	5,570

				3,050	7,320
Ceres Management, LLC (Lambs)	Aftermarket Automotive Services Chain
		14% Secured Debt (Maturity—May 31, 2013)	3,770	3,749	3,749
		9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)	1,115	1,115	1,115
		Member Units (Fully diluted 79.0%)		4,773	1,050
		Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)		625	800

				10,262	6,714
Condit Exhibits, LLC	Tradeshow Exhibits / Custom Displays
		9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	4,431	4,406	4,406
		Warrants (Fully diluted 47.9%)		320	560

				4,726	4,966
Currie Acquisitions, LLC	Retail Electric Bikes
		12% Secured Debt (Maturity—March 1, 2015)	4,750	4,112	4,750
		Warrants (Fully diluted 47.3%)		2,566	100

				6,678	4,850
Gulf Manufacturing, LLC	Manufacturer of Specialty Fabricated Industrial Piping Products
		9% PIK Secured Debt (Maturity—June 30, 2017)	1,185	1,185	1,185
		Member Units (Fully diluted 34.2%)(8)		2,980	9,840

				4,165	11,025
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic Generators
		12% Secured Debt (Maturity—June 4, 2015)	5,507	4,938	5,230
		Preferred Stock (8% cumulative)(8)		1,081	1,081
		Warrants (Fully diluted 34.5%)		718	2,240

				6,737	8,551
Hawthorne Customs and Dispatch Services, LLC	Facilitator of Import Logistics, Brokerage, and Warehousing
		Member Units (Fully diluted 47.6%)(8)		589	1,410
		Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(8)		1,215	1,215

				1,804	2,625
Hydratec, Inc.	Designer and Installer of Micro-Irrigation Systems
		Common Stock (Fully diluted 92.5%)(8)		7,092	12,337

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
Indianapolis Aviation Partners, LLC	Fixed Base Operator
		12% Secured Debt (Maturity—September 15, 2014)	4,270	4,003	4,120
		Warrants (Fully diluted 30.1%)		1,129	1,650

				5,132	5,770
Jensen Jewelers of Idaho, LLC	Retail Jewelry Store
		Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(9)	2,260	2,260	2,260
		13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)	2,345	2,345	2,345
		Member Units (Fully diluted 60.8%)(8)		811	1,750

				5,416	6,355
Lighting Unlimited, LLC	Commercial and Residential Lighting Products and Design Services
		8% Secured Debt (Maturity—August 22, 2012)	2,000	1,984	1,984
		Preferred Stock (non-voting)		510	510
		Warrants (Fully diluted 7.1%)		54	—
		Common Stock (Fully diluted 70.0%)		100	210

				2,648	2,704
Mid-Columbia Lumber Products, LLC	Manufacturer of Finger-Jointed Lumber Products
		10% Secured Debt (Maturity—December 18, 2014)	1,250	1,250	1,250
		12% Secured Debt (Maturity—December 18, 2014)	3,670	3,670	3,670
		9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)	1,062	1,062	1,062
		Warrants (Fully diluted 9.2%)		250	890
		Member Units (Fully diluted 42.9%)		812	930
		Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)(8)		250	810

				7,294	8,612
NAPCO Precast, LLC	Precast Concrete Manufacturing
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(9)	3,385	3,376	3,376
		18% Secured Debt (Maturity—February 1, 2013)	5,173	5,142	5,142
		Member Units (Fully diluted 46.3%)(8)		2,975	4,195

				11,493	12,713
NRI Clinical Research, LLC	Clinical Research Center
		14% Secured Debt (Maturity—September 8, 2016)	5,500	5,183	5,183
		Warrants (Fully diluted 12.5%)		252	252
		Member Units (Fully diluted 24.8%)		500	500

				5,935	5,935
NRP Jones, LLC	Manufacturer of Hoses, Fittings and Assemblies
		12% Secured Debt (Maturity—December 22, 2016)	12,100	11,041	11,041
		Warrants (Fully diluted 12.2%)		817	817
		Member Units (Fully diluted 43.2%)		2,900	2,900

				14,758	14,758
NTS Holdings, Inc.	Trench and Traffic Safety Equipment Rental and Sales
		12% Secured Debt (Maturity—April 30, 2015)	5,770	5,742	5,742
		Preferred Stock (12% cumulative, compounded quarterly)(8)		11,918	11,918
		Common Stock (Fully diluted 72.3%)		1,621	2,140

				19,281	19,800
OMi Holdings, Inc.	Manufacturer of Overhead Cranes
		12% Secured Debt (Maturity—April 1, 2013)	7,974	7,950	7,950
		Common Stock (Fully diluted 48.0%)		1,080	2,270

				9,030	10,220
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data Services
		13% Current / 3% PIK Secured Debt (Maturity—January 6, 2016)	6,160	6,089	6,089
		Member Units (Fully diluted 43.7%)		1,250	1,250

				7,339	7,339

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Control Investments(5)
PPL RVs, Inc.	Recreational Vehicle Dealer
		18% Secured Debt (Maturity—June 10, 2015)	4,235	4,186	4,235
		Common Stock (Fully diluted 51.1%)		2,150	3,980

				6,336	8,215
Principle Environmental, LLC	Noise Abatement Services
		12% Secured Debt (Maturity—February 1, 2016)	4,750	3,766	4,080
		12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)	3,507	3,450	3,507
		Warrants (Fully diluted 14.6%)		1,200	2,110
		Member Units (Fully diluted 25.0%)		2,000	3,600

				10,416	13,297
River Aggregates, LLC	Processor of Construction Aggregates
		12% Secured Debt (Maturity—March 30, 2016)	3,470	3,227	3,227
		Warrants (Fully diluted 20.0%)		202	100
		Member Units (Fully diluted 40.0%)		550	200

				3,979	3,527
The MPI Group, LLC	Manufacturer of Custom Hollow Metal Doors, Frames and Accessories
		4.5% Current / 4.5% PIK Secured Debt (Maturity—October 2, 2013)	1,045	1,041	1,041
		6% Current / 6% PIK Secured Debt (Maturity—October 2, 2013)	5,406	5,294	5,294
		Warrants (Fully diluted 47.1%)		896	—
		Member Units (Non-voting)		200	—

				7,431	6,335
Thermal and Mechanical Equipment, LLC	Commercial and Industrial Engineering Services
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—September 25, 2014)(9)	1,272	1,266	1,266
		13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)	4,053	4,010	4,053
		Member Units (Fully diluted 50.0%)(8)		1,000	5,660

				6,276	10,979
Uvalco Supply, LLC	Farm and Ranch Supply Store
		Member Units (Fully diluted 42.8%)(8)		1,113	3,290
Van Gilder Insurance Corporation	Insurance Brokerage
		8% Secured Debt (Maturity—January 31, 2013)	1,000	987	987
		8% Secured Debt (Maturity—January 31, 2016)	1,721	1,705	1,705
		13% Secured Debt (Maturity—January 31, 2016)	5,400	4,387	4,387
		Warrants (Fully diluted 10.0%)		1,209	1,209
		Common Stock (Fully diluted 15.5%)		2,500	2,500

				10,788	10,788
Vision Interests, Inc.	Manufacturer / Installer of Commercial Signage
		6.5% Current / 6.5% PIK Secured Debt (Maturity—December 23, 2016)	3,000	2,935	2,935
		Series A Prefered Stock (Fully diluted 33.3%)	—	3,000	3,000
		Common Stock (Fully diluted 36.7%)		3,706	—

				9,641	5,935
Ziegler's NYPD, LLC	Casual Restaurant Group
		Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(9)	1,000	996	996
		13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)	4,299	4,270	4,270
		Warrants (Fully diluted 46.6%)		600	400

				5,866	5,666

Subtotal Control Investments (34.9% of total investments at fair value)				206,787	238,924

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)

American Sensor Technologies, Inc.	Manufacturer of Commercial/Industrial Sensors
		9% Secured Debt (Maturity—May 31, 2012)	3,046	3,039	3,039
		Warrants (Fully diluted 19.6%)		50	3,100

				3,089	6,139
Compact Power Equipment Centers LLC	Equipment/Tool Rental
		6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)	2,855	2,831	2,831
		8% PIK Secured Debt (Maturity—December 31, 2011)	108	108	108
		Series A Member Units (8% cumulative)(8)		853	853
		Member Units (Fully diluted 10.6%)		1	1

				3,793	3,793
Drilling Info, Inc.	Information Services for the Oil and Gas Industry
		12% Secured Debt (Maturity—November 20, 2014)	8,000	7,065	8,000
		8.75% Secured Debt (Maturity—April 18, 2016)	750	750	750
		Warrants (Fully diluted 4.9%)		1,250	10,360
		Common Stock (Fully diluted 2.4%)		1,335	4,890

				10,400	24,000
East Teak Fine Hardwoods, Inc.	Hardwood Products
		Common Stock (Fully diluted 5.0%)		480	380
Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages Liquidation of Distressed Assets
		14% Secured Debt (Maturity—November 21, 2016)	10,500	9,897	9,897
		Warrants (Fully diluted 22.5%)		400	400

				10,297	10,297
Houston Plating and Coatings, LLC	Plating and Industrial Coating Services
		Member Units (Fully diluted 11.1%)(8)		635	5,990
Integrated Printing Solutions, LLC	Specialty Card Printing
		13% Secured Debt (Maturity—September 23, 2016)	10,000	9,228	9,228
		Warrants (Fully diluted 9.0%)		600	600

				9,828	9,828
IRTH Holdings, LLC	Damage Prevention Technology Information Services
		12% Secured Debt (Maturity—December 29, 2015)	5,084	5,006	5,084
		Member Units (Fully diluted 22.3%)		850	2,480

				5,856	7,564
KBK Industries, LLC	Specialty Manufacturer of Oilfield and Industrial Products
		10% Secured Debt (Maturity—March 31, 2012)	15	15	15
		14% Secured Debt (Maturity—January 23, 2014)	5,250	5,250	5,250
		Member Units (Fully diluted 18.8%)(8)		341	2,800

				5,606	8,065
Laurus Healthcare, LP	Management of Outpatient Cardiac Cath Labs
		9% Secured Debt (Maturity—May 12, 2016)	5,850	5,850	5,850
		Class A and C Units (Fully diluted 13.1%)(8)		80	5,430

				5,930	11,280

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Affiliate Investments(6)

Olympus Building Services, Inc.	Custodial/Facilities Services
		10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	2,434	2,306	2,306
		15% PIK Secured Debt (Maturity—March 27, 2014)	994	994	994
		Warrants (Fully diluted 22.5%)		470	70

				3,770	3,370
OnAsset Intelligence, Inc.	Transportation Monitoring/Tracking Services
		12% Secured Debt (Maturity—October 18, 2012)	1,500	916	916
		Preferred Stock (7% cumulative) (Fully diluted 5.75%)(8)		1,577	1,577
		Warrants (Fully diluted 4.0%)		830	830

				3,323	3,323
OPI International Ltd.(11)	Oil and Gas Construction Services
		12% Secured Debt (Maturity—November 30, 2015)	11,520	10,882	11,130
		Warrants (Fully diluted 8.0%)		500	4,100

				11,382	15,230
Radial Drilling Services Inc.	Oil and Gas Technology
		12% Secured Debt (Maturity—November 23, 2016)	4,200	3,367	3,367
		Warrants (Fully diluted 24.0%)		758	758

				4,125	4,125
Samba Holdings, Inc.	Intelligent Driver Record Monitoring Software and Services
		12.5% Secured Debt (Maturity—November 17, 2016)	3,000	2,941	2,941
		Common Stock (Fully diluted 14.7%)		950	950

				3,891	3,891
Schneider Sales Management, LLC	Sales Consulting and Training
		13% Secured Debt (Maturity—October 15, 2013)	3,568	3,488	250
		Warrants (Fully diluted 20.0%)		45	—

				3,533	250
Spectrio LLC	Audio Messaging Services
		8% Secured Debt (Maturity—June 16, 2016)	168	168	168
		12% Secured Debt (Maturity—June 16, 2016)	13,475	13,008	13,340
		Warrants (Fully diluted 9.8%)		887	2,720

				14,063	16,228
SYNEO, LLC	Manufacturer of Specialty Cutting Tools and Punches
		12% Secured Debt (Maturity—July 13, 2016)	5,500	5,374	5,374
		10% Secured Debt (Maturity—May 4, 2026)	1,440	1,412	1,412
		Member Units (Fully diluted 11.1%)		1,000	1,000

				7,786	7,786
Walden Smokey Point, Inc.	Specialty Transportation Provider
		Common Stock (Fully diluted 12.6%)		1,427	4,220
WorldCall, Inc.	Telecommunication/Information Services
		13% Secured Debt (Maturity—April 22, 2012)	646	646	646
		Common Stock (Fully diluted 10.0%)		297	—

				943	646

Subtotal Affiliate Investments (21.4% of total investments at fair value)				110,157	146,405

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Academy, Ltd.(10)	Sporting Goods Stores
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—August 3, 2018)(9)	3,000	2,989	2,977
Affinity Videonet, Inc.	Video Conferencing and Managed Services
		13% Secured Debt (Maturity—December 31, 2015)	2,000	1,914	2,000
		13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)	1,132	1,125	1,125
		Warrants (Fully diluted 2.6%)		63	63

				3,102	3,188
API Technologies Corp.(10)	Manufacturer of Electrical Components and Equipment
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 27, 2016)(9)	2,486	2,406	2,374
Arrowhead General Insurance Agency, Inc.(10)	Insurance
		LIBOR Plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—March 4, 2017)(9)	3,970	3,900	3,932
		LIBOR Plus 9.5%, Current Coupon 11.25%, Secured Debt (Maturity—September 30, 2017)(9)	2,000	1,944	2,010

				5,844	5,942
ATI Acquisition I Corp.(10)	Physical Therapy Facilities
		LIBOR Plus 5.50%, Current Coupon 7.50%, Secured Debt (Maturity—March 11, 2016)(9)	2,849	2,812	2,725
Bourland and Leverich Supply Co., LLC(10)	Distributor of Oil and Gas Tubular Goods
		LIBOR Plus 9.00%, Current Coupon 11.00%, Secured Debt (Maturity—August 19, 2015)(9)	4,191	4,028	4,065
Brand Connections, LLC	Venue-Based Marketing and Media
		14% Secured Debt (Maturity—April 30, 2015)	6,761	6,639	6,639
Brickman Group Holdings, Inc.(10)	Commercial Landscape Services
		LIBOR Plus 5.50%, Current Coupon 7.25%, Secured Debt (Maturity—October 14, 2016)(9)	1,990	1,962	1,997
Business Development Corporation of America(11)(12)	Investment Management
		LIBOR Plus 3.50%, Current Coupon 3.77%, Secured Debt (Maturity—January 14, 2013)	5,900	5,900	5,900
Carestream Health, Inc.(10)	Medical Imaging Products
		LIBOR Plus 3.50%, Current Coupon 5.00%, Secured Debt (Maturity—February 25, 2017)(9)	2,985	2,704	2,690
Centerplate, Inc.(10)	Food and Catering Services
		LIBOR Plus 8.50%, Current Coupon 10.50%, Secured Debt (Maturity—September 16, 2016)(9)	2,970	2,896	2,966
CHI Overhead Doors, Inc.(10)	Manufacturer of Overhead Garage Doors
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(9)	2,494	2,446	2,462
		LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(9)	2,500	2,452	2,463

				4,898	4,925
Diversified Machine, Inc.(10)	Automotive Component Supplier
		LIBOR Plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—November 28, 2017)(9)	2,000	1,960	2,001

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
EnCap Energy Capital Fund VIII, L.P.(11)(12)	Investment Partnership
		LP Interests (Fully diluted 0.2%)		709	709
Fairway Group Acquisition Company(10)	Retail Grocery
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 3, 2017)(9)	7,463	7,403	7,253
Flexera Software LLC(10)	Software Licensing
		LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(9)	3,000	2,765	2,790
Fram Group Holdings, Inc.(10)	Manufacturer of Automotive Maintenance Products
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(9)	998	993	998
		LIBOR Plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(9)	1,000	995	968

				1,988	1,966
Golden Nugget, LLC(10)	Hotel and Gaming
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—May 24, 2016)(9)	10,000	9,636	9,450
Gundle/SLT Environmental, Inc.(10)	Manufacturer of Geosynthetic Lining Products
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(9)	2,985	2,958	2,940
		LIBOR Plus 9.50%, Current Coupon 13.00%, Secured Debt (Maturity—November 23, 2016)(9)	4,000	3,926	3,980

				6,884	6,920
Hayden Acquisition, LLC	Manufacturer of Utility Structures
		8% Secured Debt (Maturity—January 1, 2012)	1,800	1,781	—
Helm Financial Corporation(10)	Railcar Leasing
		LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—June 1, 2017)(9)	1,985	1,967	1,940
Henniges Automotive Holdings, Inc.(10)	Auto Parts
		LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—October 28, 2016)(9)	2,833	2,785	2,785
HMS Income LLC(11)(12)	Investment Management
		LIBOR Plus 3.00%, Current Coupon 3.27%, Secured Debt (Maturity—December 12, 2012)	7,500	7,500	7,500
HOA Restaurant Group, LLC(10)	Casual Restaurant Group
		11.25% Bond (Maturity—April 1, 2017)	2,000	2,000	1,865
Il Fornaio Corporation(10)	Casual Restaurant Group
		LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(9)	1,985	1,976	1,978
Ipreo Holdings LLC(10)	Application Software for Capital Markets
		LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(9)	4,239	4,160	4,144
Ivy Hill Middle Market Credit Fund III, Ltd.(10)(12)	Asset Management
		LIBOR Plus 6.50%, Current Coupon 6.77%, Secured Debt (Maturity—January 15, 2022)	2,000	1,659	1,658
JJ Lease Funding Corp.(10)	Apparel Retail
		LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(9)	3,950	3,842	3,160

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Kadmon Pharmaceuticals, LLC(10)	Biopharmaceutical Products
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(9)	6,000	5,899	6,255
Lawson Software, Inc.(10)	Application Software
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—July 5, 2017)(9)	4,988	4,801	4,875
Liqui-Box, Inc.(10)	Supplier of Specialty Packaging
		LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—December 29, 2017)(9)	3,000	2,955	2,985
Media Holdings, LLC(10)(12)	Internet Traffic Generator
		LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 28, 2014)(9)	5,000	5,129	5,000
Medpace Intermediateco, Inc.(10)	Clinical Trial Development and Execution
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 17, 2017)(9)	4,975	4,905	4,726
Megapath, Inc.(10)	Communications Technology
		LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—November 3, 2015)(9)	3,600	3,541	3,546
Metropolitan Health Networks, Inc.(10)(12)	Healthcare Network Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(9)	2,000	1,971	1,940
		LIBOR Plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(9)	3,250	3,187	3,185

				5,158	5,125
Milk Specialties Company(10)	Processor of Nutrition Products
		LIBOR Plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 27, 2017)(9)	4,000	3,880	3,900
		LIBOR Plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 27, 2018)(9)	1,000	960	965

				4,840	4,865
Miramax Film NY, LLC(10)	Motion Picture Producer and Distributor
		Class B Units (Fully diluted 0.2%)		500	500
Mood Media Corporation(10)(12)	Music Provider
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(9)	2,985	2,956	2,779
MultiPlan, Inc.(10)	Managed Healthcare Provider
		LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(9)	2,956	2,956	2,821
National Healing Corporation(10)	Wound Care Management
		LIBOR Plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—November 30, 2017)(9)	2,750	2,614	2,653
		LIBOR Plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(9)	1,500	1,411	1,433
		Common Equity (Fully diluted 0.02%)		50	50

				4,075	4,136
Northland Cable Television, Inc.(10)	Television Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(9)	4,950	4,823	4,802

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
Ocwen Financial Corporation(10)(12)	Residential and Commercial Loan Services
		LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—September 1, 2016)(9)	4,750	4,660	4,685
Pacific Architects and Engineers Incorporated(10)	Provider of Contract Support Services
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 4, 2017)(9)	3,995	3,917	3,875
Phillips Plastic Corporation(10)	Custom Molder of Plastics and Metals
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(9)	1,750	1,733	1,737
Physician Oncology Services, L.P.(10)	Provider of Radiation Therapy and Oncology Services
		LIBOR Plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(9)	942	934	904
Pierre Foods, Inc.(10)	Foodservice Supplier
		LIBOR Plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(9)	4,950	4,868	4,945
		LIBOR Plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(9)	2,000	1,939	1,995

				6,807	6,940
Preferred Proppants, LLC(10)	Producer of Sand Based Proppants
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(9)	5,000	4,877	4,889
Race Point Power, LLC(10)	Electric Utilities/Power Generation
		LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(9)	4,658	4,576	4,617
Radio One, Inc.(10)	Radio Broadcasting
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(9)	2,978	2,925	2,775
Shearer's Foods, Inc.(10)	Manufacturer of Food/Snacks
		12.00% Current / 3.75% PIK Secured Debt (Maturity—March 31, 2016)	4,262	4,179	4,092
SonicWALL, Inc.(10)	IT Security Provider
		LIBOR Plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—January 23, 2016)(9)	1,072	1,073	1,074
Sourcehov LLC(10)	Business Process Services
		LIBOR Plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(9)	2,993	2,896	2,526
		LIBOR Plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(9)	3,000	2,872	2,505

				5,768	5,031
Speedy Cash Intermediate Holdings Corp.(10)	Consumer Finance
		10.75% Bond (Maturity—May 15, 2018)	2,000	2,000	2,010
Surgery Center Holdings, Inc.(10)	Ambulatory Surgical Centers
		LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(9)	4,963	4,940	4,628

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Non-Control/Non-Affiliate Investments(7)
The Tennis Channel, Inc.	Television-Based Sports Broadcasting
		LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(9)	10,610	11,450	11,450
		Warrants (Fully diluted 0.1%)		235	235

				11,685	11,685
Totes Isotoner Corporation(10)	Weather Accessory Retail
		LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(9)	4,976	4,883	4,839
Ulterra Drilling Technologies, L.P.(10)	Manufacturer of Oil and Gas Drilling Products
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	6,572	6,452	6,441
		LIBOR Plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(9)	1,848	1,803	1,754

				8,255	8,195
UniTek Global Services, Inc.(10)	Provider of Outsourced Infrastructure Services
		LIBOR Plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(9)	6,434	6,256	6,304
VFH Parent LLC(10)	Electronic Trading and Market Making
		LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(9)	4,180	4,103	4,195
Visant Corporation(10)	School Affinity Stores
		LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(9)	3,998	3,998	3,760
Vision Solutions, Inc.(10)	Computer Software
		LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(9)	2,838	2,586	2,585
		LIBOR Plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(9)	5,000	4,955	4,850

				7,541	7,435
Walter Investment Management Corp.(10)(12)	Real Estate Services
		LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(9)	2,888	2,833	2,886
		LIBOR Plus 11.00%, Current Coupon 12.50%, Secured Debt (Maturity—December 30, 2016)(9)	3,000	2,944	3,036

				5,777	5,922
Willis Group, LLC	Staffing and Recruitment Services
		12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	9,000	8,824	8,824
Wyle Services Corporation(10)	Specialized Engineering and Technical Services
		LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(9)	3,735	3,715	3,657
Yankee Cable Acquisition, LLC(10)	Broadband Service Provider
		LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—August 26, 2016)(9)	3,950	3,902	3,900

Subtotal Non-Control/Non-Affiliate Investments (39.6% of total investments at fair value)				275,061	270,895

Main Street Capital Partners, LLC (Investment Manager) (0.3% of total investments at fair value)	Asset Management
		100% of Membership Interests		4,284	1,869
Total Portfolio Investments, December 31, 2011				596,289	658,093

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company(1)	Business Description	Type of Investment(2)(3)	Principal(4)	Cost(4)	Fair Value

Marketable Securities and Idle Funds Investments

A. M. Castle & Co. Bond(12)	Investments in Marketable Securities and Diversified, Registered Bond Funds	12.75% Bond (Maturity—December 15, 2016)	3,000	2,896	3,015
Fairfield Redevelopment Bond(12)		9.50% Bond (Maturity—March 1, 2021)	3,085	3,132	3,254
General Motors Company(12)		Preferred stock (0.59% cumulative)(8)		255	175
Industry Bond(12)		8.00% Bond (Maturity—January 1, 2020)	3,500	3,668	3,763
Pretium Packaging Bond		11.50% Bond (Maturity—April 1, 2016)	4,500	4,515	4,410
San Diego Redevelopment Bond(12)		7.38% Bond (Maturity—September 1, 2037)	275	275	284
Stanton Redevelopment Tax Bond(12)		9.00% Bond (Maturity—December 1, 2021)	980	1,012	1,024
Stora Enso OYJ Bond(12)		7.25% Bond (Maturity—April 15, 2036)	5,700	4,596	4,646
Toll Road Investors Partnership II, LP Bond(12)		Zero Coupon Bond (Maturity—February 15, 2033)	7,500	1,620	1,940
United Refining Company Bond		10.50% Bond (Maturity—February 28, 2017)	3,990	3,966	3,731

Subtotal Marketable Securities and Idle Funds Investments (3.8% of total investments at fair value)				25,935	26,242

Total Investments, December 31, 2011				$622,224	$684,335

(1)
All investments are Lower Middle Market portfolio investments, unless otherwise noted.

(2)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(3)
See Note C for summary geographic location of portfolio companies.

(4)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(5)
Control investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(6)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Control investments.

(7)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control investments nor Affiliate investments.

(8)
Income producing through dividends or distributions.

(9)
Index based floating interest rate is subject to contractual minimum interest rate.

(10)
Middle Market portfolio investment.

(11)
Other Portfolio investment.

(12)
Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any non-qualifying assets.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. During the first quarter of 2012, MSCC exchanged 229,634 shares of its common stock to acquire all of the remaining minority ownership in the total dollar value of the MSC II limited partnership interests, including approximately 5% owned by affiliates of MSCC (the "Final MSC II Exchange"). After the completion of the Final MSC II Exchange, MSCC owns 100% of MSC II. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests and the Final MSC II Exchange, are collectively termed the "Exchange Offer Transactions."

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct and indirect wholly owned subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its consolidated subsidiaries, which include the Funds and the Taxable Subsidiaries.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the three and six months ended June 30, 2012 and 2011, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries. Portfolio investments, as used herein, refers to all of Main Street's investments in LMM portfolio companies, investments in Middle Market portfolio companies, Other Portfolio investments and investment in the Investment Manager but excludes all "Marketable securities and idle funds investments" (see Note C—Fair Value Hierarchy for Investments and Debentures—Portfolio Investment Composition for additional discussion of Main Street's portfolio investment composition and definitions for the defined terms LMM, Middle Market and Other Portfolio). The Investment Manager is accounted for as a portfolio investment (see Note D) and is not consolidated with MSCC and its consolidated subsidiaries. "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.9). Main Street's results of operations for the three and six months ended June 30, 2012 and 2011, cash flows for the six months ended June 30, 2012 and 2011, and financial position as of June 30, 2012 and December 31, 2011, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation, including certain investments previously classified as Marketable securities and idle funds investments that are now considered a part of the Middle Market portfolio and are now classified as "Non-Control/Non-Affiliate investments", as defined below.

        The accompanying unaudited consolidated financial statements of Main Street are presented in conformity with U.S. GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with U.S. GAAP are omitted. In the opinion of management, the unaudited consolidated financial results included herein contain all adjustments, consisting solely of normal recurring accruals, considered necessary for the fair presentation of financial statements for the interim periods included herein. The results of operations for the three and six months ended June 30, 2012 are not necessarily indicative of the operating results to be expected for the full year. Also, the unaudited financial statements and notes should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 2011. Financial statements prepared on a U.S. GAAP basis require management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

        Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Portfolio Investments

        Main Street accounts for its LMM portfolio investments, Middle Market portfolio investments, Other Portfolio investments and investment in the Investment Manager at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its LMM portfolio debt investments using a yield-to-maturity model.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies as well as debt securities issued by Middle Market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale. LMM companies generally have no established trading market while Middle Market securities generally have established markets that are not active. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. For LMM portfolio investments, Main Street reviews external events, including private mergers, sales and acquisitions

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

involving comparable companies, and includes these events in the valuation process. For Middle Market portfolio investments, Main Street primarily uses observable inputs such as quoted prices in the valuation process. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses an approach similar to the income approach using a yield-to-maturity model used to value its LMM portfolio debt investments. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" LMM portfolio investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control LMM portfolio investments. As a result, Main Street determines the fair value of control LMM portfolio investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street's control LMM portfolio investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for non-control LMM portfolio investments. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt investments. For non-control LMM debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of a LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or if a LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would most likely be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on its investments in each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for its investments in its LMM portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to Main Street's investments in each LMM portfolio company at least once in every calendar year, and for Main Street's investments in new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on its investments in one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in a LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on its investments in a total of 22 LMM portfolio companies for the six months ended June 30, 2012, representing approximately 41% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of June 30, 2012.

        For valuation purposes, all of Main Street's Middle Market portfolio investments are non-control investments and are composed of securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing. For Middle Market portfolio investments for which sufficient observable inputs are not available to determine fair value, Main Street generally uses an approach similar to the income approach using a yield-to-maturity model used to value its non-control LMM portfolio debt investments.

        For valuation purposes, all of Main Street's Other Portfolio investments are non-control investments and are composed of securities for which Main Street generally does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Similar to the LMM investment portfolio, market quotations for Other Portfolio equity investments are generally not readily available. Main Street values its Other Portfolio equity investments based on the fair value of the portfolio company as determined by independent third parties and based on Main Street's proportional ownership in the portfolio company, as well as the financial position and assessed risk of each of these portfolio investments. For Other Portfolio debt investments with observable inputs, Main Street determines the fair value of these investments through obtaining third party quotes or other independent pricing. To the extent observable inputs are not available for its Other Portfolio debt investments, Main Street values these Other Portfolio debt

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

investments through an approach similar to the income approach using a yield-to-maturity model used to value its non-control LMM portfolio debt investments.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value for certain portfolio investments may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures for its LMM portfolio companies. This system takes into account both quantitative and qualitative factors of the LMM portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its portfolio investments consistent with the 1940 Act requirements. Main Street believes its portfolio investments as of June 30, 2012 and December 31, 2011 approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence on those reporting dates.

2.     Interest and Dividend Income

        Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

        Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any unpaid dividends are added to the balance of the preferred equity investment. The actual collection of these dividends may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash. For the three months ended June 30, 2012 and 2011,

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

(i) approximately 4.4% and 3.6%, respectively, of our total investment income was attributable to PIK interest income and (ii) approximately 0.8% and 2.9%, respectively, of our total investment income was attributable to cumulative dividend income. For the six months ended June 30, 2012 and 2011, (i) approximately 4.1% and 4.0%, respectively, of our total investment income was attributable to PIK interest income and (ii) approximately 1.4% and 2.9%, respectively, of our total investment income was attributable to cumulative dividend income.

        As of June 30, 2012, Main Street had no investments with positive fair value on non-accrual status and one fully impaired investment which comprised approximately 0.2% of the total portfolio investments at cost, in each case, excluding the investment in the affiliated Investment Manager. As of December 31, 2011, Main Street had one investment with positive fair value on non-accrual status, which comprised less than 0.1% of the total portfolio investments at fair value and, together with another fully impaired investment, comprised approximately 0.9% of the total portfolio investments at cost, in each case excluding the investment in the affiliated Investment Manager.

3.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

4.     Unearned Income—Debt Origination Fees, Original Issue Discount and Discounts / Premiums to Par Value

        Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against the applicable debt investments. The unearned income from the fees is accreted into interest income based on the effective interest method over the life of the financing.

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt security and its nominal cost equity at the time of origination. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the applicable debt investment, and accreted into interest income based on the effective interest method over the life of the debt. The actual collection of this interest is deferred until the time of debt principal repayment.

        Main Street may also purchase debt securities at a discount or at a premium to the par value of the debt security. When Main Street purchases a debt security at a discount to the par value of the debt security, Main Street records the par value of the debt security net of the discount, and the discount is accreted into interest income based on the effective interest method over the life of the debt investment. When Main Street purchases a debt security at a premium to the par value of the

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

debt security, Main Street records the premium as incremental to the par value of the debt security, and the premium is amortized as a reduction to interest income based on the effective interest method over the life of the debt. To maintain RIC tax treatment (as discussed below in Note B.6.), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income.

5.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

6.     Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

7.     Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the fair value of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments to realized gains or losses.

8.     Concentration of Credit Risks

        Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

9.     Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, independently rated debt investments, and diversified bond funds, and the fair value determination for these investments under the provisions of ASC 820 generally consists of Level 2 observable inputs.

        The SBIC debentures provide a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As part of the Exchange Offer, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for those SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer. In order to provide for a more consistent basis of presentation, Main Street has elected and will continue to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is included in interest expense.

10.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

ASC 260, Earnings Per Share, and based on the guidance, determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer which left a minority portion of MSC II's equity interests owned by certain non-Main Street entities, the net earnings of MSC II attributable to the remaining externally owned noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II. During the first quarter of 2012, MSCC completed the Final MSC II Exchange to acquire all of the minority portion of MSC II's equity interests not already owned by MSCC. The following table provides a reconciliation of Net Investment Income and Net Realized Income attributable to common stock by excluding amounts related to the noncontrolling interest in MSC II that remained owned by non-Main Street entities for the three and six months ended June 30, 2012 and 2011.

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in thousands)
Net Investment Income	$12,826	$9,615	$25,675	$17,008
Noncontrolling interest share of Net Investment Income	—	(225)	(62)	(382)

Net Investment Income attributable to common stock	12,826	9,390	25,613	16,626
Total net realized gain (loss) from investments	(3,329)	250	4,809	250
Noncontrolling interest share of net realized (gain) from investments	—	—	(3)	(1)

Net Realized Income attributable to common stock	$9,497	$9,640	$30,419	$16,875

Net Investment Income per share—Basic and diluted	$0.47	$0.41	$0.94	$0.79

Net Realized Income per share—Basic and diluted	$0.35	$0.42	$1.12	$0.80

Weighted average shares outstanding—Basic and diluted	27,365,758	23,015,718	27,118,421	21,128,360

11.   Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 did not have a significant impact on Main Street's financial condition and results of operations.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement (for example, investments in illiquid securities issued by private companies). These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment.

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of June 30, 2012 and December 31, 2011, Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's LMM portfolio investments were categorized as Level 3 as of June 30, 2012 and December 31, 2011.

        As of June 30, 2012 and December 31, 2011, Main Street's Middle Market portfolio investments and Marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments primarily consisted of observable inputs in non-active markets. As a result, most of Main Street's Middle Market portfolio investments and all of Main Street's Marketable securities and idle funds investments were categorized as Level 2 as of June 30, 2012 and December 31, 2011. For those Middle Market portfolio investments for which sufficient observable inputs were not available to determine fair value, Main Street categorized such investments as Level 3 as of June 30, 2012 and December 31, 2011.

        As of June 30, 2012 and December 31, 2011, Main Street's Other Portfolio debt investments consisted of investments in secured and unsecured debt investments. The fair value determination for certain Other Portfolio debt investments consisted of observable inputs in non-active markets and, as such, were categorized as Level 2 as of June 30, 2012 and December 31, 2011. For those Other Portfolio debt investments for which sufficient observable inputs were not available to determine fair value, Main Street categorized such investments as Level 3 as of June 30, 2012 and December 31, 2011.

        As of June 30, 2012 and December 31, 2011, Main Street's Other Portfolio equity investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, all of Main Street's Other Portfolio equity investments were categorized as Level 3 as of June 30, 2012 and December 31, 2011.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        The fair value determination of each portfolio investment categorized as Level 3 required one or more of the following unobservable inputs:

    •
    Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

    •
    Current and projected financial condition of the portfolio company;

    •
    Current and projected ability of the portfolio company to service its debt obligations;

    •
    Type and amount of collateral, if any, underlying the investment;

    •
    Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

    •
    Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

    •
    Pending debt or capital restructuring of the portfolio company;

    •
    Projected operating results of the portfolio company;

    •
    Current information regarding any offers to purchase the investment;

    •
    Current ability of the portfolio company to raise any additional financing as needed;

    •
    Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

    •
    Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

    •
    Qualitative assessment of key management;

    •
    Contractual rights, obligations or restrictions associated with the investment; and

    •
    Other factors deemed relevant.

        The significant unobservable inputs used in the fair value measurement of Main Street's LMM equity securities are (i) EBITDA multiples and (ii) the weighted average cost of capital ("WACC"). Significant increases (decreases) in EBITDA multiple inputs in isolation would result in a significantly higher (lower) fair value measurement. On the contrary, significant increases (decreases) in WACC inputs in isolation would result in a significantly lower (higher) fair value measurement. The significant unobservable inputs used in the fair value measurement of Main Street's LMM debt securities and Other Portfolio debt securities are (i) risk adjusted discount factors used in the yield valuation technique described above and (ii) loss severity adjustments used to estimate the percentage of expected principal recovery. Significant increases (decreases) in any of these yield valuation inputs in isolation would result in a significantly lower (higher) fair value measurement. However, due to the nature of certain investments, fair value measurements may be based on other criteria, such as third-party appraisals of collateral, and not presented in the table below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 portfolio investments as of June 30, 2012:

Type of Investment	Fair Value at June 30, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
Equity investments	$170,593	Discounted cash flow	Weighted average cost of capital	11.0% - 19.0%	15.1%
		Market comparable / Enterprise Value	EBITDA multiple	4.5x - 6.5x(1)	5.7	x
Debt investments	$303,270	Discounted cash flow	Expected principal recovery	0.0% - 100.0%	99.4%
			Risk adjusted discount factor	7.1% - 20.4%(1)	14.1%

(1)
Range excludes outliers that are greater than one standard deviation from the mean.

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the six months ended June 30, 2012 (amounts in thousands):

Type of Investment	December 31, 2011 Fair Value	Transfers Into Level 3 Hierarchy	Accretion of Unearned Income	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	June 30, 2012 Fair Value
Debt	$260,190	$26,592	$3,567	$(51,215)	$61,696	$3,489	$(1,049)	$303,270
Equity	113,920	709	—	(15,540)	16,210	(222)	18,690	133,767
Equity warrants	43,269	235	—	(3,861)	1,271	(6,599)	2,309	36,624
Investment Manager(2)	1,869	—	—	(1,616)	—	—	(51)	202

	$419,248	$27,536	$3,567	$(72,232)	$79,177	$(3,332)	$19,899	$473,863

(1)
Includes the impact of non-cash conversions

(2)
Reflects the adjustment to the investment in the Investment Manager in connection with the acquisition of the remaining externally owned MSC II equity interests.

        As of June 30, 2012 and December 31, 2011, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally does not intend to repay its SBIC debentures prior to maturity.

        The significant unobservable inputs used in the fair value measurement of Main Street's SBIC debentures recorded at fair value are the estimated market interest rates used to fair value each

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

debenture using the yield valuation technique described above. Significant increases (decreases) in the yield valuation inputs in isolation would result in a significantly lower (higher) fair value measurement.

        The following table provides a summary of the significant unobservable inputs used to fair value Main Street's Level 3 SBIC debentures at fair value as of June 30, 2012:

	Fair Value at June 30, 2012 (in thousands)	Valuation Technique	Significant Unobservable Inputs	Range	Weighted Average
SBIC Debentures	$78,396	Discounted cash flow	Estimated market interest rates	8.9% - 9.5%	9.1%

        The following table provides a summary of changes for the Level 3 SBIC Debentures recorded at fair value for the six months ended June 30, 2012 (amounts in thousands):

Type of Instrument	December 31, 2011 Fair Value	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	June 30, 2012 Fair Value
SBIC Debentures at fair value	$76,887	$—	$—	$1,509	$78,396

        At June 30, 2012 and December 31, 2011, Main Street's investments and SBIC Debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
		(in thousands)
At June 30, 2012	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$423,603	$—	$—	$423,603
Middle Market portfolio investments	343,391	—	315,321	28,070
Other Portfolio investments	23,598		1,610	21,988
Investment in affiliated Investment Manager	202	—	—	202

Total portfolio investments	790,794	—	316,931	473,863
Marketable securities and idle funds investments	8,149	—	8,149	—

Total investments	$798,943	$—	$325,080	$473,863

SBIC Debentures at fair value	$78,396	$—	$—	$78,396

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

		Fair Value Measurements
		(in thousands)
At December 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$415,664	$—	$11,685	$403,979
Middle Market portfolio investments	226,451	—	226,451	—
Other Portfolio investments	14,109		709	13,400
Investment in affiliated Investment Manager	1,869	—	—	1,869

Total portfolio investments	658,093	—	238,845	419,248
Marketable securities and idle funds investments	26,242	—	26,242	—

Total investments	$684,335	$—	$265,087	$419,248

SBIC Debentures at fair value	$76,887	$—	$—	$76,887

        For the six months ended June 30, 2012, there were six portfolio company investment transfers from the Level 2 to the Level 3 fair value hierarchy, totaling $27.4 million at both fair value and cost as of June 30, 2012.

Portfolio Investment Composition

        Main Street's lower middle market ("LMM") portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies based in the United States. Main Street's LMM portfolio companies generally have annual revenues between $10 million and $150 million and our LMM investments generally range in size from $5 million to $25 million. The LMM debt investments are typically secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, Main Street usually receives nominally priced equity warrants and/or makes direct equity investments in connection with a debt investment.

        Main Street's middle market ("Middle Market") portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies based in the United States that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's Middle Market portfolio companies generally have annual revenues between $150 million and $1.5 billion. Main Street's Middle Market portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and five years.

        Main Street's other portfolio ("Other Portfolio") investments primarily consist of investments which are not consistent with the typical profiles for LMM and Middle Market portfolio investments, including investments which may be managed by third parties.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayments of debt investments or sales of equity interests. Investment income in any given year could be highly concentrated among several portfolio companies. For the three and six month periods ended June 30, 2012 and 2011, Main Street did not record (i) investment income from any LMM portfolio company in excess of 10% of total LMM investment income, (ii) investment income from any Middle Market portfolio company in excess of 10% of total Middle Market investment income or (iii) investment income from any single portfolio company in excess of 10% of total investment income.

        As of June 30, 2012, Main Street had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $423.6 million, with a total cost basis of approximately $340.8 million, and a weighted average annual effective yield on its LMM debt investments of approximately 15.0%. Approximately 78% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and 95% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies as of June 30, 2012. At June 30, 2012, Main Street had equity ownership in approximately 91% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 33%. As of December 31, 2011, Main Street had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $415.7 million, with a total cost basis of approximately $349.0 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.8%. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        As of June 30, 2012, Main Street had Middle Market portfolio investments in 77 companies collectively totaling approximately $343.4 million in fair value with a total cost basis of approximately $341.8 million. The weighted average revenues for the 77 Middle Market portfolio company investments were approximately $519 million. Main Street's Middle Market portfolio investments are primarily in the form of debt investments and 91% of such debt investments at cost were secured by first priority liens on portfolio company assets as of June 30, 2012. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 8.7% as of June 30, 2012. As of December 31, 2011, Main Street had Middle Market portfolio investments in 57 companies collectively totaling approximately $226.5 million in fair value with a total cost basis of approximately $228.9 million. The weighted average revenues for the 57 Middle Market portfolio company investments were approximately $473 million. The weighted average annual effective yield on Main Street's Middle Market portfolio debt investments was approximately 9.5% as of December 31, 2011. The weighted average annual yields were computed using the effective interest rates for all debt investments as of June 30, 2012 and December 31, 2011, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        As of June 30, 2012, Main Street had Other Portfolio investments in 4 companies collectively totaling approximately $23.6 million in fair value and $23.4 million in cost basis. As of December 31,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

2011, Main Street had Other Portfolio investments in 3 companies collectively totaling approximately $14.1 million in both fair value and cost basis.

        For the six months ended June 30, 2012, there was 1 portfolio company investment transfer from the Middle Market portfolio investment category to the Other Portfolio investment category totaling $1.6 million at fair value and $1.7 million at cost as of June 30, 2012.

        The following table summarizes the composition of Main Street's LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio at cost and fair value by type of investment as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle Market investment portfolio as of June 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	June 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	73.6%	90.7%	82.1%	69.5%	81.8%	74.4%
Equity	17.7%	0.2%	9.0%	20.5%	0.2%	12.5%
Second lien debt	4.1%	9.1%	6.6%	5.0%	18.0%	10.1%
Equity warrants	4.6%	0.0%	2.3%	5.0%	0.0%	3.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	June 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
First lien debt	59.3%	90.7%	73.4%	57.7%	81.7%	66.2%
Equity	30.0%	0.2%	16.6%	29.0%	0.3%	18.8%
Second lien debt	3.3%	9.1%	5.9%	4.4%	18.0%	9.2%
Equity warrants	7.4%	0.0%	4.1%	8.9%	0.0%	5.8%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        The following table shows Main Street's LMM investment portfolio, Middle Market investment portfolio, and total combined LMM and Middle Market investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of the total LMM investment portfolio, the total Middle Market investment portfolio, and the total combined LMM and Middle Market investment portfolio as of June 30, 2012 and December 31, 2011 (this information

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

excludes the Other Portfolio investments and the Investment Manager). The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	June 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	42.7%	16.6%	29.6%	47.8%	16.4%	35.4%
West	32.4%	13.6%	23.0%	31.9%	13.7%	24.7%
Midwest	12.1%	28.5%	20.3%	9.0%	21.6%	14.0%
Northeast	4.6%	30.0%	17.3%	3.9%	32.6%	15.2%
Southeast	8.2%	7.0%	7.6%	7.4%	15.7%	10.7%
Other	0.0%	4.3%	2.2%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	June 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Southwest	46.4%	16.6%	33.0%	52.1%	16.2%	39.3%
West	30.5%	13.6%	22.9%	28.9%	13.8%	23.6%
Midwest	11.9%	28.6%	19.4%	8.7%	21.9%	13.4%
Northeast	4.4%	29.9%	15.8%	3.9%	32.4%	14.0%
Southeast	6.8%	6.9%	6.9%	6.4%	15.7%	9.7%
Other	0.0%	4.4%	2.0%	0.0%	0.0%	0.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        Main Street's LMM and Middle Market portfolio investments are in companies conducting business in a variety of industries. The following tables show the composition of Main Street's LMM portfolio investments, Middle Market portfolio investments, and total combined LMM and Middle

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

Market portfolio investments by industry at cost and fair value as of June 30, 2012 and December 31, 2011 (this information excludes the Other Portfolio investments and the Investment Manager):

	June 30, 2012			December 31, 2011
Cost:	LMM	Middle Market	Total	LMM	Middle Market	Total
Media	8.8%	8.6%	8.7%	8.7%	6.6%	7.9%
Energy Equipment and Services	10.0%	5.0%	7.5%	9.2%	7.5%	8.5%
Health Care Providers and Services	6.3%	8.0%	7.2%	6.5%	9.1%	7.5%
Machinery	9.7%	4.3%	7.0%	9.9%	2.1%	6.9%
Commercial Services and Supplies	12.3%	1.4%	6.8%	15.4%	0.9%	9.7%
Software	4.8%	7.6%	6.2%	2.8%	8.4%	5.0%
Specialty Retail	8.2%	3.7%	6.0%	5.3%	5.6%	5.4%
Construction and Engineering	5.5%	2.9%	4.2%	5.3%	0.0%	5.0%
Chemicals	0.0%	6.8%	3.4%	0.0%	3.8%	1.5%
Food Products	0.0%	6.7%	3.4%	0.0%	3.9%	1.6%
Electronic Equipment, Instruments and Components	4.0%	1.9%	3.0%	4.6%	0.0%	2.8%
Containers and Packaging	0.0%	4.5%	2.2%	0.0%	1.3%	0.5%
Food and Staples Retailing	0.0%	4.1%	2.1%	0.0%	6.2%	2.5%
Diversified Consumer Services	4.3%	0.0%	2.1%	2.7%	0.0%	1.6%
IT Services	0.0%	4.2%	2.1%	0.0%	4.1%	1.6%
Construction Materials	1.2%	3.0%	2.0%	1.1%	4.4%	0.7%
Oil, Gas and Consumable Fuels	0.0%	3.7%	1.9%	0.0%	0.0%	0.0%
Metals and Mining	0.0%	3.9%	1.9%	0.0%	0.0%	0.0%
Consumer Finance	3.0%	0.6%	1.8%	3.0%	0.9%	2.1%
Health Care Equipment and Supplies	2.1%	1.5%	1.8%	2.2%	1.2%	1.8%
Hotels, Restaurants and Leisure	2.3%	1.1%	1.7%	2.1%	7.2%	4.1%
Insurance	3.4%	0.0%	1.7%	3.1%	2.6%	2.9%
Building Products	2.8%	0.7%	1.7%	2.6%	0.0%	1.6%
Professional Services	2.6%	0.0%	1.3%	3.5%	0.0%	2.1%
Internet Software and Services	0.4%	2.2%	1.3%	3.0%	0.0%	1.8%
Paper and Forest Products	2.3%	0.0%	1.2%	2.2%	0.0%	1.3%
Transportation Infrastructure	2.1%	0.0%	1.0%	2.0%	0.0%	1.2%
Pharmaceuticals	0.0%	1.8%	0.9%	0.0%	2.6%	1.0%
Internet and Catalog Retail	0.0%	1.5%	0.8%	0.0%	2.2%	0.9%
Biotechnology	0.0%	1.4%	0.7%	0.0%	2.2%	0.8%
Auto Components	0.0%	1.1%	0.6%	0.0%	2.9%	1.2%
Real Estate Management and Development	0.0%	0.8%	0.4%	0.0%	2.5%	1.0%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.8%
Thrifts and Mortgage Finance	0.0%	0.3%	0.1%	0.0%	2.0%	0.8%
Other(1)	3.9%	6.1%	5.0%	4.8%	7.8%	5.9%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

	June 30, 2012			December 31, 2011
Fair Value:	LMM	Middle Market	Total	LMM	Middle Market	Total
Energy Equipment and Services	12.7%	5.0%	9.2%	11.2%	7.5%	9.8%
Machinery	12.2%	4.3%	8.6%	10.7%	2.2%	7.7%
Media	7.1%	8.6%	7.7%	7.4%	6.5%	7.1%
Health Care Providers and Services	7.1%	8.0%	7.5%	7.4%	9.0%	7.9%
Commercial Services and Supplies	10.5%	1.4%	6.4%	13.5%	0.9%	9.0%
Software	4.5%	7.7%	5.9%	2.8%	8.4%	4.8%
Construction and Engineering	6.4%	2.8%	4.9%	6.0%	0.0%	5.5%
Specialty Retail	5.7%	3.5%	4.7%	3.8%	5.2%	4.3%
Diversified Consumer Services	5.6%	0.0%	3.1%	3.7%	0.0%	2.4%
Chemicals	0.0%	6.9%	3.1%	0.0%	3.8%	1.3%
Food Products	0.0%	6.7%	3.0%	0.0%	4.0%	1.4%
Electronic Equipment, Instruments and Components	3.2%	2.0%	2.7%	3.7%	0.0%	2.4%
Containers and Packaging	0.0%	4.5%	2.0%	0.0%	1.3%	0.5%
Hotels, Restaurants and Leisure	2.6%	1.1%	1.9%	2.5%	7.2%	4.2%
Food and Staples Retailing	0.0%	4.2%	1.9%	0.0%	6.3%	2.2%
IT Services	0.0%	4.2%	1.9%	0.0%	3.8%	1.4%
Construction Materials	0.8%	3.0%	1.7%	0.8%	4.5%	0.5%
Oil, Gas and Consumable Fuels	0.0%	3.8%	1.7%	0.0%	0.0%	0.0%
Metals and Mining	0.0%	3.9%	1.8%	0.0%	0.0%	0.0%
Internet Software and Services	1.2%	2.2%	1.6%	5.8%	0.0%	3.7%
Consumer Finance	2.4%	0.6%	1.6%	2.5%	0.9%	1.9%
Insurance	2.7%	0.0%	1.5%	2.6%	2.6%	2.6%
Trading Companies and Distributors	2.8%	0.0%	1.5%	2.6%	0.0%	1.7%
Professional Services	2.1%	0.0%	1.2%	2.2%	0.0%	1.4%
Paper and Forest Products	2.2%	0.0%	1.2%	2.2%	0.0%	1.4%
Transportation Infrastructure	2.0%	0.0%	1.1%	2.0%	0.0%	1.3%
Pharmaceuticals	0.0%	1.8%	0.8%	0.0%	2.8%	1.0%
Internet and Catalog Retail	0.0%	1.5%	0.7%	0.0%	2.2%	0.8%
Biotechnology	0.0%	1.3%	0.6%	0.0%	2.1%	0.7%
Auto Components	0.0%	1.1%	0.5%	0.0%	3.0%	1.1%
Real Estate Management and Development	0.0%	0.8%	0.3%	0.0%	2.6%	0.9%
Electric Utilities	0.0%	0.6%	0.3%	0.0%	2.0%	0.7%
Thrifts and Mortgage Finance	0.0%	0.3%	0.1%	0.0%	2.1%	0.7%
Other(1)	6.2%	8.2%	7.3%	6.6%	9.1%	7.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Includes various industries with each industry individually less than 2.0% of the total LMM portfolio, total Middle Market portfolio and combined total LMM and Middle Market portfolio in each period.

        At June 30, 2012 and December 31, 2011, Main Street had no LMM investments that were greater than 10% of its total LMM investment portfolio at fair value, no Middle Market investments that were greater than 10% of its total Middle Market investment portfolio at fair value and no portfolio investments that were greater than 10% of the total investment portfolio at fair value.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSC II management fees that were not acquired in the Exchange Offer. Upon completion of the Final MSC II Exchange in the first quarter of 2012, the investment in the Investment Manager was reduced to reflect MSCC's acquisition of all of the MSC II equity and the related MSC II management fees. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties (the "External Services"). In addition, during May of 2012, the Investment Manager executed an investment sub-advisory agreement with HMS Adviser, LP, which is the investment advisor to HMS Income Fund, Inc. ("HMS Income"). HMS Income is a newly-formed BDC whose registration statement on Form N-2 was declared effective by the Securities and Exchange Commission (the "SEC") on June 4, 2012, to provide certain investment advisory services to HMS Adviser, LP.

        The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the same valuation methodologies applied to determine the original valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As part of the Exchange Offer Transactions, the investment in the Investment Manager was reduced by $15.3 million and such reduction was recorded against "Additional paid-in capital" as an adjustment to the original valuation recorded as part of the Formation Transactions. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment management, advisory and consulting contracts attributable to third parties, absent obtaining additional recurring cash flows from performing External Services for other external investment entities or other third parties.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed by MSCC for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash operating expenses incurred by the Investment Manager, less fees that the Investment Manager receives pursuant to third party long-term investment advisory agreements and consulting agreements. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. The expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $2.7 million and $2.2 million, respectively, for the three months ended June 30, 2012 and 2011 and $5.4 million and $4.3 million, respectively, for the six months ended June 30, 2012 and 2011.

        In its separate stand-alone financial statements as summarized below, as part of the Formation Transactions the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. The Investment Manager recognized amortization expense associated with the intangible asset of $0.3 million for each of the three months ended June 30, 2012 and 2011 and $0.6 million for each of the six months ended June 30, 2012 and 2011. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of June 30, 2012	As of December 31, 2011
	(in thousands)
	(Unaudited)
Cash	$36	$99
Accounts receivable	111	28
Accounts receivable—MSCC	2,760	4,831
Intangible asset (net of accumulated amortization of $5,023 and $4,392 as of June 30, 2012 and December 31, 2011, respectively)	12,977	13,608
Deposits and other	210	145

Total assets	$16,094	$18,711

Accounts payable and accrued liabilities	$3,262	$5,248
Equity	12,832	13,463

Total liabilities and equity	$16,094	$18,711

	Three Months Ended June 30,		Six Months Ended June 30,
	2012	2011	2012	2011
	(in thousands)		(in thousands)
	(Unaudited)		(Unaudited)
Management fee income from Main Street Capital II	$542	$643	$1,160	$1,153
Other management advisory fees	47	130	102	174

Total income	589	773	1,262	1,327
Salaries, benefits and other personnel costs	(2,357)	(2,075)	(4,647)	(3,877)
Occupancy expense	(83)	(83)	(165)	(163)
Professional expenses	(22)	(23)	(32)	(89)
Amortization expense—intangible asset	(319)	(292)	(631)	(579)
Other expenses	(288)	(156)	(617)	(382)
Expense reimbursement from MSCC	2,161	1,564	4,199	3,184

Total net expenses	(908)	(1,065)	(1,893)	(1,906)

Net Loss	$(319)	$(292)	$(631)	$(579)

NOTE E—SBIC DEBENTURES

        SBIC debentures payable at June 30, 2012 and December 31, 2011 were $220 million. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE E—SBIC DEBENTURES (Continued)

maturity date of each debenture. The weighted average annual interest rate on the SBIC debentures as of June 30, 2012 and December 31, 2011 was 5.1% at both dates. The first principal maturity due under the existing SBIC debentures is in 2013, and the remaining weighted average duration as of June 30, 2012 is approximately 6.2 years. Main Street recognized interest expense attributable to the SBIC debentures of $2.9 million and $2.8 million, respectively, in the three months ended June 30, 2012 and 2011 and $5.7 million and $5.3 million, respectively, in the six months ended June 30, 2012 and 2011. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of June 30, 2012, the recorded value of the SBIC debentures was $203.4 million which consisted of (i) $78.4 million recorded at fair value, or $16.6 million less than the $95.0 million face value of the SBIC debentures held in MSC II, and (ii) $125 million reported at face value and held in MSMF. As of June 30, 2012, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $182.7 million, or $37.3 million less than the $220 million face value of the SBIC debentures.

NOTE F—CREDIT FACILITY

        In May 2012, Main Street amended its credit facility (the "Credit Facility") to expand the commitments from $235.0 million to $277.5 million to provide additional liquidity in support of future investment and operational activities. The $42.5 million increase in total commitments included commitment increases by three lenders currently participating in the Credit Facility under the accordion feature of the Credit Facility. The amended Credit Facility contains an upsized accordion feature that allows for a further increase in total commitments under the facility up to $350 million of total commitments from new and existing lenders on the same terms and conditions as the existing commitments. Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR average rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility will mature in September 2014. The Credit Facility contains two, one year extensions which could extend the maturity to September 2016. At June 30, 2012, Main Street had $88.0 million in borrowings outstanding under the Credit Facility. Main Street recognized interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs, of $1.3 million and $0.5 million, respectively, for the three months ended June 30, 2012 and 2011 and $2.3 million and $0.9 million, respectively, for the six months ended June 30, 2012 and 2011. As of June 30, 2012, the interest rate on the Credit Facility was 2.7%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS

	Six Months Ended June 30,
Per Share Data:	2012	2011
Net asset value at beginning of period	$15.19	$13.06
Net investment income(1)(3)	0.94	0.79
Net realized gain (loss) from investments(1)(2)(3)	0.18	0.01
Net change in unrealized appreciation(1)(2)(3)	0.75	0.67
Income tax provision(1)(2)(3)	(0.10)	(0.15)

Net increase in net assets resulting from operations(1)	1.77	1.32
Dividends paid to stockholders	(0.83)	(0.77)
Impact of the net change in monthly dividends declared prior to the end of the period	—	(0.13)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.74	0.68
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.04	0.05
Other(4)	(0.02)	0.03

Net asset value at June 30, 2012 and 2011	$16.89	$14.24

Market value at June 30 2012 and 2011	$24.20	$18.95
Shares outstanding at June 30 2012 and 2011	31,588,654	23,182,600

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the earnings attributable to MSC II noncontrolling interest.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE G—FINANCIAL HIGHLIGHTS (Continued)

	Six Months Ended June 30,
	2012	2011
	(in thousands, except percentages)
Net asset value at end of period	$533,404	$330,132
Average net asset value	$454,883	$298,226
Average outstanding debt	$342,714	$250,000
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)(5)	4.06%	5.05%
Ratio of operating expenses to average net asset value(1)(5)	3.44%	4.05%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)(5)	1.68%	2.08%
Ratio of net investment income to average net asset value(1)(5)	5.63%	5.57%
Portfolio turnover ratio(5)	22.86%	3.95%
Total investment return(4)(5)	17.97%	8.5%
Total return based on change in net asset value(3)(5)	11.82%	11.38%

(1)
Ratios are net of amounts attributable to MSC II noncontrolling interest.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

(4)
Total investment return based on purchase of stock at the current market price on the first day and a sale at the current market price on the last day of each period reported on the table and assumes reinvestment of dividends at prices obtained by the registrant's dividend reinvestment plan during the period. The return does not reflect sales load.

(5)
Not annualized.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid monthly dividends of $0.135 per share for each month of January 2012 through March 2012 and monthly dividends of $0.140 per share for each month of April 2012 through June 2012, totaling $11.4 million, or $0.420 per share for the three months ended June 30, 2012, and $22.2 million, or $0.825 per share, for the six months ended June 30, 2012. During June 2012, Main Street declared and accrued a $0.145 per share monthly dividend that was paid in July 2012. For the three and six months ended June 30, 2011, Main Street paid total monthly dividends of approximately $9.0 million, or $0.390 per share, and $16.0 million, or $0.765 per share, respectively, for each period.

        The determination of the tax attributes for Main Street's distributions is made annually, based upon its taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of distributions for a full year. Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary income and capital gains but may also include qualified dividends or return of capital.

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the three months ended June 30, 2012 and 2011, Main Street recognized an income tax provision of $1.0 million and $2.0 million, respectively, consisting of deferred tax expense of $0.6 million and $1.8 million, respectively, related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries and $0.4 million and $0.2 million, respectively, for excise, state and other taxes. For the six months ended June 30, 2012 and 2011, Main Street recognized an income tax provision of $2.9 million and $3.2 million, respectively, consisting of deferred tax expense of $1.6 million and $2.9 million, respectively, related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries and $1.3 million and $0.3 million, respectively, for excise, state and other taxes.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE H—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        Listed below is a reconciliation of "Net increase in net assets resulting from operations" to taxable income and to total distributions declared to common stockholders for the six months ended June 30, 2012 and 2011.

	Six Months Ended June 30,
	2012	2011
	(amounts in thousands)
	(estimated)
Net increase in net assets resulting from operations	$47,992	$28,107
Share-based compensation expense	1,161	886
Net realized income allocated to noncontrolling interest	(65)	(382)
Net change in unrealized appreciation on investments	(20,380)	(14,012)
Income tax provision	2,872	3,163
Pre-tax book (income) loss not consolidated for tax purposes	9,471	(175)
Book income and tax income differences, including debt origination, structuring fees, dividends, and realized gains	949	3,286

Estimated taxable income	42,000	20,873
Taxable income earned in prior year and carried forward for distribution in current year	7,934	—
Ordinary taxable income earned in current period and carried forward for distribution	(31,298)	(4,845)
Dividend accrued as of June 30 and paid in July	3,955	3,014

Total distributions accrued or paid to common stockholders	$22,591	$19,042

        The net deferred tax liability at June 30, 2012 and December 31, 2011 was $5.4 million and $3.8 million, respectively, and primarily related to timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries, partially offset by net loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes.

NOTE I—COMMON STOCK

        In June 2012, Main Street completed a public stock offering of 4,312,500 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $22.50 per share, resulting in total gross proceeds of approximately $97.0 million, less (i) underwriters' commissions of approximately $3.8 million and (ii) offering costs of approximately $0.2 million.

        In October 2011, Main Street completed a public stock offering of 3,450,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $17.50 per share, resulting in total gross proceeds of approximately $60.4 million, less (i) underwriters' commissions of approximately $2.7 million and (ii) offering costs of approximately $0.2 million.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE I—COMMON STOCK (Continued)

        In March 2011, Main Street completed a public stock offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total gross proceeds of approximately $73.9 million, less (i) underwriters' commissions of approximately $3.3 million and (ii) offering costs of approximately $0.2 million.

NOTE J—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the six months ended June 30, 2012, $5.2 million of the total $22.2 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 200,961 newly issued shares and with the purchase of 22,650 shares of common stock in the open market. For the six months ended June 30, 2011, $5.2 million of the total $16.0 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 235,844 newly issued shares and with the purchase of 40,726 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE K—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares vest over a four-year period from the grant date. The fair value is expensed over the four-year service period starting on the grant date. The following table summarizes the restricted stock issuances

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE K—SHARE-BASED COMPENSATION (Continued)

approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of June 30, 2012.

Restricted stock authorized under the plan	2,000,000
Less restricted stock granted on:
July 1, 2008	(245,645)
July 1, 2009	(99,312)
July 1, 2010	(149,357)
June 20, 2011	(117,728)
June 20, 2012	(133,973)

Restricted stock available for issuance as of June 30, 2012	1,253,985

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan. These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date.

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)
June 20, 2012	(5,060)

Restricted stock available for issuance as of June 30, 2012	150,266

        Main Street recognized total share-based compensation expense of $0.6 million and $0.4 million, respectively, for the three months ended June 30, 2012 and 2011 and $1.2 million and $0.9 million, respectively, for the six months ended June 30, 2012 and 2011 related to the restricted stock issued to Main Street employees and independent directors.

        As of June 30, 2012, there was $6.4 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 3.2 years as of June 30, 2012.

NOTE L—COMMITMENTS

        At June 30, 2012, Main Street had a total of $46.3 million in outstanding commitments comprised of (i) five commitments to fund revolving loans that had not been fully drawn and (ii) two capital commitments that had not been fully called.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

(Unaudited)

NOTE M—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the six months ended June 30, 2012 and 2011:

	Six Months Ended June 30,
	2012	2011
	(in thousands)
Interest paid	$7,677	$5,337
Taxes paid	$473	$166
Non-cash financing activities:
Shares issued pursuant to the DRIP	$4,714	$4,453

NOTE N—RELATED PARTY TRANSACTIONS

        As discussed further in Note D, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At June 30, 2012 and December 31, 2011, the Investment Manager had a receivable of $2.8 million and $4.8 million respectively due from MSCC related to operating expenses incurred by the Investment Manager required to support Main Street's business.

NOTE O—SUBSEQUENT EVENTS

        In July 2012, Main Street expanded its commitments under its three-year credit facility from $277.5 million to $287.5 million. The $10.0 million increase in total commitments was the result of the addition of one new lender relationship which further diversifies the Main Street lending group to a total of nine participants. The recent increase in total commitments was executed under the accordion feature of the Credit Facility which allows Main Street to increase the total commitments under the facility up to $350 million from new and existing lenders on the same terms and conditions as the existing commitments.

        During July 2012, Main Street declared monthly dividends of $0.15 per share for each of October, November and December 2012. These monthly dividends equal a total of $0.45 per share for the fourth quarter of 2012. The fourth quarter 2012 dividends represent an 11.1% increase from the dividends declared for the fourth quarter of 2011 and a 3.4% increase compared to the third quarter of 2012. Including the dividends declared for the fourth quarter of 2012, Main Street will have paid $8.03 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

        We have audited the accompanying consolidated balance sheets of Main Street Capital Corporation (a Maryland corporation), including the consolidated schedule of investments, as of December 31, 2011 and 2010 and the related consolidated statements of operations, changes in net assets and cash flows for each of three years in the period ended December 31, 2011 and the financial highlights (see Note H) for each of the five years in the period ended December 31, 2011. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by confirmation of securities as of December 31, 2011 and 2010, or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Main Street Capital Corporation as of December 31, 2011 and 2010 and the results of their operations, their changes in net assets and their cash flows for each of the three years in the period ended December 31, 2011, and the financial highlights for each of the five years in the period ended December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Main Street Capital Corporation's internal control over financial reporting as of December 31, 2011, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 9, 2012, expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

/s/ GRANT THORNTON LLP

Houston, Texas
March 9, 2012

MAIN STREET CAPITAL CORPORATION

Consolidated Balance Sheets

	December 31, 2011	December 31, 2010
ASSETS
Portfolio investments at fair value:
Control investments (cost: $206,786,888 and $161,009,443 as of December 31, 2011 and 2010, respectively)	$238,923,711	$174,596,394
Affiliate investments (cost: $110,157,180 and $65,650,789 as of December 31, 2011 and 2010, respectively)	146,404,681	80,206,804
Non-Control/Non-Affiliate investments (cost: $178,858,890 and $91,911,304 as of December 31, 2011 and 2010, respectively)	176,681,819	91,956,221
Investment in affiliated Investment Manager (cost: $4,284,042 as of December 31, 2011 and 2010)	1,869,242	2,051,655

Total portfolio investments (cost: $500,087,000 and $322,855,578 as of December 31, 2011 and 2010, respectively)	563,879,453	348,811,074
Marketable securities and idle funds investments (cost: $122,136,830 and $67,970,907 as of December 31, 2011 and 2010, respectively)	120,455,599	68,752,858

Total investments (cost: $622,223,830 and $390,826,485 as of December 31, 2011 and 2010, respectively)	684,335,052	417,563,932
Cash and cash equivalents	42,650,081	22,334,340
Deferred tax asset, net	—	1,958,593
Interest receivable and other assets	6,538,683	4,523,792
Deferred financing costs (net of accumulated amortization of $2,166,815 and $1,504,584 as of December 31, 2011 and 2010, respectively)	4,168,015	2,543,645

Total assets	$737,691,831	$448,924,302

LIABILITIES
SBIC debentures (par: $220,000,000 and $180,000,000 as of December 31, 2011 and 2010, respectively; par of $95,000,000 is recorded at a fair value of $76,886,928 and $70,557,975 as of December 31, 2011 and 2010, respectively)	$201,886,928	$155,557,975
Credit facility	107,000,000	39,000,000
Interest payable	3,984,014	3,194,870
Dividend payable	2,856,457	—
Deferred tax liability, net	3,776,320	—
Payable to affiliated Investment Manager	4,830,750	15,124
Accounts payable and other liabilities	2,169,245	1,173,295

Total liabilities	326,503,714	198,941,264
Commitments and contingencies
NET ASSETS
Common stock, $0.01 par value per share (150,000,000 shares authorized; 26,714,384 and 18,797,444 issued and outstanding as of December 31, 2011 and 2010, respectively)	267,144	187,975
Additional paid-in capital	360,163,711	224,485,165
Accumulated net investment income, net of dividends	12,531,357	9,261,405
Accumulated net realized loss from investments, net of dividends	(20,445,129)	(20,541,897)
Net unrealized appreciation, net of income taxes	53,193,626	32,141,997

Total Net Asset Value	405,710,709	245,534,645
Noncontrolling interest	5,477,408	4,448,393

Total net assets including noncontrolling interests	411,188,117	249,983,038

Total liabilities and net assets	$737,691,831	$448,924,302

NET ASSET VALUE PER SHARE	$15.19	$13.06

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Operations

	Years Ended December 31,
	2011	2010	2009
INVESTMENT INCOME:
Interest, fee and dividend income:
Control investments	$25,051,361	$17,526,766	$8,022,687
Affiliate investments	12,558,835	8,250,622	4,581,295
Non-Control/Non-Affiliate investments	18,420,306	7,747,739	1,678,962

Total interest, fee and dividend income	56,030,502	33,525,127	14,282,944
Interest from marketable securities, idle funds and other	10,209,508	2,982,780	1,719,303

Total investment income	66,240,010	36,507,907	16,002,247
EXPENSES:
Interest	(13,518,204)	(9,058,386)	(3,790,702)
General and administrative	(2,482,689)	(1,437,027)	(1,351,451)
Expenses reimbursed to affiliated Investment Manager	(8,914,974)	(5,263,133)	(569,868)
Share-based compensation	(2,047,039)	(1,488,709)	(1,068,397)

Total expenses	(26,962,906)	(17,247,255)	(6,780,418)

NET INVESTMENT INCOME	39,277,104	19,260,652	9,221,829
NET REALIZED GAIN (LOSS) FROM INVESTMENTS:
Control investments	407,168	(3,587,638)	(3,441,483)
Affiliate investments	758,424	—	(5,055,796)
Non-Control/Non-Affiliate investments	771,460	235	70,628
Marketable securities and idle funds investments	701,407	707,740	629,103

Total net realized gain (loss) from investments	2,638,459	(2,879,663)	(7,797,548)

NET REALIZED INCOME	41,915,563	16,380,989	1,424,281
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Portfolio investments	37,453,083	12,264,717	9,051,986
Marketable securities and idle funds investments	(2,463,188)	781,951	(171,091)
SBIC debentures	(6,328,953)	6,861,971	—
Investment in affiliated Investment Manager	(182,413)	(269,225)	(638,788)

Total net change in unrealized appreciation	28,478,529	19,639,414	8,242,107

Income tax benefit (provision)	(6,287,662)	(940,634)	2,289,841
Bargain purchase gain	—	4,890,582	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	64,106,430	39,970,351	11,956,229
Noncontrolling interest	(1,139,238)	(1,226,487)	—

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK	$62,967,192	$38,743,864	$11,956,229

NET INVESTMENT INCOME PER SHARE—BASIC AND DILUTED	$1.69	$1.16	$0.92

NET REALIZED INCOME PER SHARE—BASIC AND DILUTED	$1.80	$0.99	$0.14

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ATTRIBUTABLE TO COMMON STOCK PER SHARE—BASIC AND DILUTED	$2.76	$2.38	$1.19

DIVIDENDS PAID PER SHARE	$1.56	$1.50	$1.50

WEIGHTED AVERAGE SHARES OUTSTANDING—BASIC AND DILUTED	22,850,299	16,292,846	10,042,639

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Changes in Net Assets

	Common Stock				Accumulated Net Realized Loss From Investments, Net of Dividends	Net Unrealized Appreciation from Investments, Net of Income Taxes			Total Net Assets Including Noncontrolling Interest
				Accumulated Net Investment Income, Net of Dividends
	Number of Shares	Par Value	Additional Paid-In Capital				Total Net Asset Value	Noncontrolling Interest
Balances at December 31, 2008	9,206,483	$92,065	$104,467,740	$10,155,593	$(6,497,098)	$4,137,756	$112,356,056	$—	$112,356,056
Public offering of common stock, net of offering costs	1,437,500	14,375	16,176,533	—	—	—	16,190,908	—	16,190,908
Share-based compensation	—	—	1,068,397	—	—	—	1,068,397	—	1,068,397
Dividend reinvestment	271,906	2,719	3,690,001	—	—	—	3,692,720	—	3,692,720
Share repurchase program	(164,544)	(1,645)	(1,615,461)	—	—	—	(1,617,106)	—	(1,617,106)
Issuance of restricted stock	107,505	1,075	(1,075)	—	—	—	—	—	—
Purchase of vested stock for employee payroll tax withholding	(16,403)	(164)	(251,979)	—	—	—	(252,143)	—	(252,143)
Distributions to noncontrolling interest	—	—	—	—	—	—	—	—	—
Dividends to stockholders	—	—	—	(12,107,556)	(1,627,374)	—	(13,734,930)	—	(13,734,930)
Net increase resulting from operations	—	—	—	9,221,829	(7,797,548)	10,531,948	11,956,229	—	11,956,229

Balances at December 31, 2009	10,842,447	$108,425	$123,534,156	$7,269,866	$(15,922,020)	$14,669,704	$129,660,131	$—	$129,660,131

MSC II exchange offer and related transactions	1,246,803	12,468	20,080,623	4,890,582	—	—	24,983,673	3,237,210	28,220,883
Public offering of common stock, net of offering costs	6,095,000	60,950	85,836,250	—	—	—	85,897,200	—	85,897,200
Share-based compensation	—	—	1,488,709	—	—	—	1,488,709	—	1,488,709
Dividend reinvestment	478,731	4,787	7,632,303	—	—	—	7,637,090	—	7,637,090
Issuance of restricted stock	157,277	1,573	(1,573)	—	—	—	—	—	—
Purchase of vested stock for employee payroll tax withholding	(22,814)	(228)	(369,345)	—	—	—	(369,573)	—	(369,573)
Adjustment to investment in Investment Manager related to the MSC II Exchange Offer	—	—	(13,715,958)	—	—	—	(13,715,958)	—	(13,715,958)
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(15,304)	(15,304)
Dividends to stockholders	—	—	—	(22,159,695)	(1,740,214)	—	(23,899,909)	—	(23,899,909)
Net increase resulting from operations	—	—	—	19,260,652	(2,879,663)	18,698,780	35,079,769	—	35,079,769
Noncontrolling interest	—	—	—	—	—	(1,226,487)	(1,226,487)	1,226,487	—

Balances at December 31, 2010	18,797,444	$187,975	$224,485,165	$9,261,405	$(20,541,897)	$32,141,997	$245,534,645	$4,448,393	$249,983,038

Public offering of common stock, net of offering costs	7,475,000	74,750	127,698,963	—	—	—	127,773,713	—	127,773,713
Share-based compensation	—	—	2,047,039	—	—	—	2,047,039	—	2,047,039
Purchase of vested stock for employee payroll tax withholding	(32,725)	(327)	(674,498)	—	—	—	(674,825)		(674,825)
Dividend reinvestment	348,695	3,486	6,608,302	—	—	—	6,611,788	—	6,611,788
Issuance of restricted stock	125,970	1,260	(1,260)	—	—	—	—	—	—
Distributions to noncontrolling interest	—	—	—	—	—	—	—	(110,223)	(110,223)
Dividends to stockholders	—	—	—	(36,007,152)	(2,541,691)	—	(38,548,843)	—	(38,548,843)
Net increase resulting from operations	—	—	—	39,277,104	2,638,459	22,190,867	64,106,430	—	64,106,430
Noncontrolling interest	—	—	—	—	—	(1,139,238)	(1,139,238)	1,139,238	—

Balances at December 31, 2011	26,714,384	$267,144	$360,163,711	$12,531,357	$(20,445,129)	$53,193,626	$405,710,709	$5,477,408	$411,188,117

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

Consolidated Statements of Cash Flows

	Years Ended December 31,
	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$64,106,430	$39,970,351	$11,956,229
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized appreciation	(28,478,529)	(19,639,414)	(8,242,107)
Net realized (gain) loss from investments	(2,638,459)	2,879,663	7,797,548
Bargain purchase gain	—	(4,890,582)	—
Accretion of unearned income	(6,841,805)	(2,790,394)	(701,956)
Net payment-in-kind interest accrual	(3,645,431)	(2,589,029)	(655,762)
Share-based compensation expense	2,047,039	1,488,709	1,068,397
Amortization of deferred financing costs	662,231	470,012	414,545
Deferred taxes	5,734,913	674,980	(1,594,719)
Changes in other assets and liabilities:
Interest receivable and other assets	(2,489,081)	(1,961,515)	(359,312)
Interest payable	789,144	782,624	(39,045)
Payable to affiliated Investment Manager	4,815,626	(202,298)	(85,212)
Accounts payable and other liabilities	995,950	343,024	(935,595)
Deferred fees and other	2,097,990	2,068,179	(578,404)

Net cash provided by operating activities	37,156,018	16,604,310	8,044,607
CASH FLOWS FROM INVESTING ACTIVITIES
Investments in portfolio companies	(249,434,471)	(157,689,915)	(24,741,598)
Principal payments received on loans and debt securities in portfolio companies	80,846,843	39,815,482	11,121,773
Proceeds from sale of equity investments and related notes in portfolio companies	2,131,217	3,175,283	—
Cash acquired in MSC II exchange offer	—	2,489,920	—
Investments in marketable securities and idle funds investments	(142,924,801)	(100,563,154)	(85,855,676)
Proceeds from marketable securities and idle funds investments	88,919,469	36,754,208	73,513,104

Net cash used in investing activities	(220,461,743)	(176,018,176)	(25,962,397)
CASH FLOWS FROM FINANCING ACTIVITIES
Share repurchase program	—	—	(1,617,106)
Proceeds from public offering of common stock, net of offering costs	127,773,713	85,897,200	16,190,908
Distributions to noncontrolling interest	(110,223)	(15,304)	—
Dividends paid to stockholders	(28,330,598)	(16,262,819)	(11,167,882)
Net change in DRIP deposit	(750,000)	—	400,000
Proceeds from issuance of SBIC debentures	40,000,000	45,000,000	10,000,000
Proceeds from credit facility	220,000,000	75,650,000	—
Repayments on credit facility	(152,000,000)	(36,650,000)	—
Purchase of vested stock for employee payroll tax withholding	(674,825)	(369,573)	(252,143)
Payment of deferred loan costs and SBIC debenture fees	(2,286,601)	(2,121,296)	(390,815)

Net cash provided by financing activities	203,621,466	151,128,208	13,162,962

Net increase (decrease) in cash and cash equivalents	20,315,741	(8,285,658)	(4,754,828)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	22,334,340	30,619,998	35,374,826

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$42,650,081	$22,334,340	$30,619,998

The accompanying notes are an integral part of these financial statements

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant Group
12% Secured Debt (Maturity—April 20, 2013)		1,400,000	1,398,919	1,400,000
Member Units (Fully diluted 41.0%)(7)			41,837	3,430,000

			1,440,756	4,830,000
California Healthcare Medical Billing, Inc.	Healthcare Services
12% Secured Debt (Maturity—October 17, 2015)		8,623,000	8,291,024	8,530,339
Warrants (Fully diluted 21.0%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.6%)			1,176,667	1,560,000

			10,661,024	13,470,672
CBT Nuggets, LLC	Produces and Sells
14% Secured Debt (Maturity—December 31,	IT Training Certification
2013)	Videos	1,750,000	1,750,000	1,750,000
Member Units (Fully diluted 40.8%)(7)			1,299,520	5,570,000

			3,049,520	7,320,000
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity—May 31, 2013)	Services Chain	3,770,000	3,749,034	3,749,034
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—October 1, 2025)		1,114,583	1,114,583	1,114,583
Member Units (Fully diluted 79.0%)			4,773,000	1,049,662
Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)			625,000	800,000

			10,261,617	6,713,279
Condit Exhibits, LLC	Tradeshow Exhibits/
9% Current / 9% PIK Secured Debt (Maturity—July 1, 2013)	Custom Displays	4,430,948	4,405,514	4,405,514
Warrants (Fully diluted 47.9%)			320,000	560,000

			4,725,514	4,965,514
Currie Acquisitions, LLC	Retail Electric Bikes
12% Secured Debt (Maturity—March 1, 2015)		4,750,000	4,112,458	4,750,000
Warrants (Fully diluted 47.3%)			2,566,204	100,000

			6,678,662	4,850,000
Gulf Manufacturing, LLC	Industrial Metal
9% PIK Secured Debt (Maturity—June 30, 2017)	Fabrication	1,185,131	1,185,131	1,185,131
Member Units (Fully diluted 34.2%)(7)			2,979,813	9,840,000

			4,164,944	11,025,131
Harrison Hydra-Gen, Ltd.	Manufacturer of
12% Secured Debt (Maturity—June 4, 2015)	Hydraulic Generators	5,507,375	4,938,487	5,230,000
Preferred stock (8% cumulative)(7)			1,081,110	1,081,110
Warrants (Fully diluted 34.5%)			717,640	2,240,000

			6,737,237	8,551,110

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Hawthorne Customs & Dispatch Services, LLC	Transportation/Logistics
Member Units (Fully diluted 47.6%)(7)			589,398	1,410,000
Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(7)			1,214,784	1,214,784

			1,804,182	2,624,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)(7)			7,091,911	12,336,911

Indianapolis Aviation Partners, LLC	Fixed Base Operator
12% Secured Debt (Maturity—September 15, 2014)		4,270,000	4,003,131	4,120,000
Warrants (Fully diluted 30.1%)			1,129,286	1,650,286

			5,132,417	5,770,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2%, Current Coupon 5.25%, Secured Debt (Maturity—November 14, 2013)(8)		2,260,000	2,260,000	2,260,000
13% Current / 6% PIK Secured Debt (Maturity—November 14, 2013)		2,344,898	2,344,898	2,344,898
Member Units (Fully diluted 60.8%)(7)			811,000	1,750,000

			5,415,898	6,354,898
Lighting Unlimited, LLC	Commercial and Residential
8% Secured Debt (Maturity—August 22,	Lighting Products and
2012)	Design Services	2,000,000	1,984,047	1,984,047
Preferred Stock (non-voting)			510,098	510,098
Warrants (Fully diluted 7.1%)			54,000	—
Common Stock (Fully diluted 70.0%)			100,000	210,000

			2,648,145	2,704,145
Mid-Columbia Lumber Products, LLC	Specialized Lumber
10% Secured Debt (Maturity—December 18, 2014)	Products	1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity—December 18, 2014)		3,670,000	3,670,000	3,670,000
9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)		1,062,200	1,062,200	1,062,200
Warrants (Fully diluted 9.2%)			250,000	890,000
Member Units (Fully diluted 42.9%)			812,000	930,000
Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)(7)			250,000	810,000

			7,294,200	8,612,200
NAPCO Precast, LLC	Precast Concrete
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(8)	Manufacturing	3,384,615	3,375,903	3,375,903
18% Secured Debt (Maturity—February 1, 2013)		5,173,077	5,141,956	5,141,956
Member Units (Fully diluted 46.3%)(7)			2,975,000	4,195,000

			11,492,859	12,712,859
NRI Clinical Research, LLC	Clinical Research
14% Secured Debt (Maturity—September 8, 2016)		5,500,000	5,183,403	5,183,403
Warrants (Fully diluted 12.5%)			251,724	251,724
Member Units (Fully diluted 24.8%)			500,000	500,000

			5,935,127	5,935,127

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
NRP Jones, LLC	Manufacturer of Hoses,
12% Secured Debt (Maturity—December 22, 2016)	Fittings and Assemblies	12,100,000	11,041,143	11,041,143
Warrants (Fully diluted 12.2%)			816,857	816,857
Member Units (Fully diluted 43.2%)			2,900,000	2,900,000

			14,758,000	14,758,000
NTS Holdings, Inc.	Trench & Traffic Safety
12% Secured Debt (Maturity—April 30, 2015)	Equipment	5,770,000	5,741,784	5,741,784
Preferred Stock (12% cumulative, compounded quarterly)(7)			11,918,251	11,918,251
Common Stock (Fully diluted 72.3%)			1,621,255	2,140,000

			19,281,290	19,800,035
OMi Holdings, Inc.	Manufacturer of Overhead
12% Secured Debt (Maturity—April 1, 2013)	Cranes	7,973,843	7,949,594	7,949,594
Common Stock (Fully diluted 48.0%)			1,080,000	2,270,000

			9,029,594	10,219,594
Pegasus Research Group, LLC (Televerde)	Telemarketing and Data
13% Current / 3% PIK Secured Debt (Maturity—January 6, 2016)	Services	6,159,915	6,088,656	6,088,656
Member Units (Fully diluted 43.7%)			1,250,000	1,250,000

			7,338,656	7,338,656
PPL RVs, Inc.	Recreational Vehicle
18% Secured Debt (Maturity—June 10, 2015)	Dealers	4,234,526	4,186,015	4,234,526
Common Stock (Fully diluted 51.1%)			2,150,000	3,980,000

			6,336,015	8,214,526
Principle Environmental, LLC	Noise Abatement Services
12% Secured Debt (Maturity—February 1, 2016)		4,750,000	3,766,351	4,080,000
12% Current / 2% PIK Secured Debt (Maturity—February 1, 2016)		3,506,854	3,449,867	3,506,854
Warrants (Fully diluted 14.6%)			1,200,000	2,110,000
Member Units (Fully diluted 25.0%)			2,000,000	3,600,000

			10,416,218	13,296,854
River Aggregates, LLC	Processor of Construction
12% Secured Debt (Maturity—March 30, 2016)	Aggregates	3,470,000	3,226,888	3,226,888
Warrants (Fully diluted 20.0%)			202,125	100,125
Member Units (Fully diluted 40.0%)			550,000	200,000

			3,979,013	3,527,013
The MPI Group, LLC	Manufacturer of Custom
4.5% Current / 4.5% PIK Secured Debt	Hollow Metal Doors,
(Maturity—October 2, 2013)	Frames and Accessories	1,045,013	1,040,768	1,040,768
6% Current / 6% PIK Secured Debt
(Maturity—October 2, 2013)		5,405,833	5,293,657	5,293,657
Warrants (Fully diluted 47.1%)			895,943	—
Member Units (Non-voting)			200,000	—

			7,430,368	6,334,425

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Thermal & Mechanical Equipment, LLC	Commercial and Industrial
Prime Plus 2%, Current Coupon 9%, Secured	Engineering Services
Debt (Maturity—September 25, 2014)(8)		1,272,200	1,266,158	1,266,158
13% Current / 5% PIK Secured Debt (Maturity—September 25, 2014)		4,053,020	4,010,236	4,053,020
Member Units (Fully diluted 50.0%)(7)			1,000,000	5,660,000

			6,276,394	10,979,178
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	3,290,000

Van Gilder Insurance Corporation	Insurance Brokerage
8% Secured Debt (Maturity—January 31, 2013)		1,000,000	986,937	986,937
8% Secured Debt (Maturity—January 31, 2016)		1,721,165	1,705,045	1,705,045
13% Secured Debt (Maturity—January 31, 2016)		5,400,000	4,387,071	4,387,071
Warrants (Fully diluted 10.0%)			1,208,643	1,208,643
Common Stock (Fully diluted 15.5%)			2,499,876	2,499,876

			10,787,572	10,787,572
Vision Interests, Inc.	Manufacturer/Installer of
6.5% Current /6.5% PIK Secured Debt (Maturity—December 23, 2016)	Commercial Signage	3,000,000	2,934,750	2,934,750
Series A Prefered Stock (Fully diluted 33.3%)		—	3,000,000	3,000,000
Common Stock (Fully diluted 36.7%)			3,705,570	—

			9,640,320	5,934,750
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(8)		1,000,000	995,966	995,966
13% Current / 5% PIK Secured Debt (Maturity—October 1, 2013)		4,298,888	4,270,226	4,270,226
Warrants (Fully diluted 46.6%)			600,000	400,000

			5,866,192	5,666,192

Subtotal Control Investments (34.9% of total investments at fair value)			206,786,888	238,923,711

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of
9% Secured Debt (Maturity—May 31, 2012)	Commercial/Industrial	3,045,808	3,038,982	3,038,982
Warrants (Fully diluted 19.6%)	Sensors		49,990	3,100,000

			3,088,972	6,138,982
Compact Power Equipment Centers LLC	Equipment/Tool Rental
6% Current / 6% PIK Secured Debt (Maturity—December 31, 2014)		2,855,155	2,831,460	2,831,460
8% PIK Secured Debt (Maturity—December 31, 2011)		107,767	107,767	107,767
Series A Member Units (8% cumulative)(7)			852,558	852,558
Member Units (Fully diluted 10.6%)			1,147	1,147

			3,792,932	3,792,932
Drilling Info, Inc.	Information Services for
12% Secured Debt (Maturity—November 20, 2014)	the Oil and Gas Industry	8,000,000	7,064,747	8,000,000
8.75% Secured Debt (Maturity—April 18, 2016)		750,000	750,000	750,000
Warrants (Fully diluted 4.9%)			1,250,000	10,360,000
Common Stock (Fully diluted 2.4%)			1,335,325	4,890,325

			10,400,072	24,000,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	380,000

Gault Financial, LLC (RMB Capital, LLC)	Purchases and Manages
14% Secured Debt (Maturity—November 21,	Liquidation of Distressed
2016)	Assets	10,500,000	9,896,904	9,896,904
Warrants (Fully diluted 22.5%)			400,000	400,000

			10,296,904	10,296,904
Houston Plating & Coatings, LLC	Plating & Industrial
Member Units (Fully diluted 11.1%)(7)	Coating Services		635,000	5,990,000

			635,000	5,990,000
Integrated Printing Solutions, LLC	Specialty Card Printing
13% Secured Debt (Maturity—September 23, 2016)		10,000,000	9,227,866	9,227,866
Warrants (Fully diluted 9.0%)			600,000	600,000

			9,827,866	9,827,866
IRTH Holdings, LLC	Utility Technology
12% Secured Debt (Maturity—December 29, 2015)	Services	5,083,940	5,005,859	5,083,940
Member Units (Fully diluted 22.3%)			850,000	2,480,000

			5,855,859	7,563,940
KBK Industries, LLC	Specialty Manufacturer of
10% Secured Debt (Maturity—March 31,	Oilfield and Industrial
2012)	Products	14,940	14,940	14,940
14% Secured Debt (Maturity—January 23, 2014)		5,250,000	5,250,000	5,250,000
Member Units (Fully diluted 18.8%)(7)			340,833	2,800,000

			5,605,773	8,064,940

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Laurus Healthcare, LP	Healthcare Facilities
9% Secured Debt (Maturity—May 12, 2016)		5,850,000	5,850,000	5,850,000
Class A and C Units (Fully diluted 13.1%)(7)			79,505	5,430,000

			5,929,505	11,280,000
Olympus Building Services, Inc.	Custodial/Facilities
10% Current / 2% PIK Secured Debt (Maturity—March 27, 2014)	Services	2,434,109	2,306,027	2,306,027
15% PIK Secured Debt (Maturity—March 27, 2014)		994,169	994,169	994,169
Warrants (Fully diluted 22.5%)			470,000	70,005

			3,770,196	3,370,201
OnAsset Intelligence, Inc.	Transportation Monitoring/
12% Secured Debt (Maturity—October 18, 2012)	Tracking Services	1,500,000	915,566	915,566
Preferred Stock (7% cumulative) (Fully diluted 5.75%)(7)			1,576,508	1,576,508
Warrants (Fully diluted 4.0%)			830,000	830,000

			3,322,074	3,322,074
OPI International Ltd.	Oil and Gas Construction
12% Secured Debt (Maturity—November 30, 2015)	Services	11,520,000	10,882,348	11,130,000
Warrants (Fully diluted 8.0%)			500,000	4,100,000

			11,382,348	15,230,000
Radial Drilling Services Inc.	Oil and Gas Technology
12% Secured Debt (Maturity—November 23, 2016)		4,200,000	3,366,573	3,366,573
Warrants (Fully diluted 24.0%)			758,448	758,448

			4,125,021	4,125,021
Samba Holdings, Inc.	Vechicle Compliance
12.5% Secured Debt (Maturity—November 17, 2016)	Software & Services	3,000,000	2,940,714	2,940,714
Common Stock (Fully diluted 14.7%)			950,000	950,000

			3,890,714	3,890,714
Schneider Sales Management, LLC	Sales Consulting and
13% Secured Debt (Maturity—October 15, 2013)	Training	3,567,542	3,489,127	250,000
Warrants (Fully diluted 20.0%)			45,000	—

			3,534,127	250,000
Spectrio LLC	Audio Messaging Services
12% Secured Debt (Maturity—June 16, 2016)		13,475,000	13,009,486	13,341,000
8% Secured Debt (Maturity—June 16, 2016)		168,000	168,000	168,000
Warrants (Fully diluted 9.8%)			886,933	2,720,000

			14,064,419	16,229,000
SYNEO, LLC	Manufacturer of Specialty
12% Secured Debt (Maturity—July 13, 2016)	Cutting Tools and Punches	5,500,000	5,373,803	5,373,803
10% Secured Debt (Maturity—May 4, 2026)		1,440,000	1,411,754	1,411,754
Member Units (Fully diluted 11.1%)			1,000,000	1,000,000

			7,785,557	7,785,557
Walden Smokey Point, Inc.	Specialty Transportation
Common Stock (Fully diluted 12.6%)			1,426,667	4,220,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity—April 22, 2012)	Information Services	646,225	646,225	646,225
Common Stock (Fully diluted 10.0%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments (21.4% of total investments at fair value)			110,157,180	146,404,681

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5)
Affinity Videonet, Inc.	Videoconferencing
13% Secured Debt (Maturity—December 31, 2015)	Services	2,000,000	1,912,809	2,000,000
13% Current / 1% PIK Secured Debt (Maturity—December 31, 2015)		1,132,471	1,125,014	1,125,014
Warrants (Fully diluted 2.6%)			62,500	62,500

			3,100,323	3,187,514
Arrowhead General Insurance Agency, Inc.(9)	Insurance
LIBOR plus 5.75%, Current Coupon 7.50%, Secured Debt (Maturity—March 4, 2017)(8)		3,970,000	3,899,359	3,931,551
LIBOR plus 9.5%, Current Coupon 11.25%, Secured Debt (Maturity—September 30, 2017)(8)		2,000,000	1,944,320	2,010,000

			5,843,679	5,941,551
Business Development Corporation of America	Investment Management
LIBOR plus 3.50%, Current Coupon 3.77%, Secured Debt (Maturity—January 14, 2013)		5,900,000	5,900,000	5,900,000

Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas
LIBOR Plus 9.00%, Current Coupon 11.00%, Secured Debt (Maturity—August 19, 2015)(8)	Tubular Goods	4,190,626	4,028,496	4,064,907

Brand Connections, LLC	Venue-Based Marketing
14% Secured Debt (Maturity—April 30, 2015)	and Media	6,761,443	6,638,862	6,638,862

CHI Overhead Doors, Inc.(9)	Manufacturer of Overhead
LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—August 17, 2017)(8)	Garage Doors	2,493,750	2,446,087	2,462,578
LIBOR Plus 9.50%, Current Coupon 11.00%, Secured Debt (Maturity—February 17, 2018)(8)		2,500,000	2,451,765	2,462,500

			4,897,852	4,925,078
Diversified Machine(9)	Automotive Component
LIBOR plus 7.75%, Current Coupon 9.25%, Secured Debt (Maturity—November 28, 2017)(8)	Supplier	2,000,000	1,960,412	2,001,250

EnCap Energy Capital Fund VIII, L.P.(9)	Oil & Gas Investment
LP Interests (Fully diluted 0.2%)	Management		708,747	708,747

Fairway Group Acquisition(9)	Retail Grocery
LIBOR plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 3, 2017)(8)		7,462,512	7,403,429	7,252,629

Fram Group Holdings, Inc.(9)	Automotive Maintenance
LIBOR plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—July 29, 2017)(8)	Products	997,500	992,799	998,747
LIBOR plus 9.00%, Current Coupon 10.50%, Secured Debt (Maturity—January 29, 2018)(8)		1,000,000	995,228	967,500

			1,988,027	1,966,247
Flexera Software(9)	Application Software
LIBOR Plus 9.75%, Current Coupon 11.00%, Secured Debt (Maturity—September 30, 2018)(8)	Services	3,000,000	2,765,411	2,790,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Golden Nugget, LLC(9)	Hotel and Gaming
LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—May 24, 2016)(8)		10,000,000	9,636,156	9,450,000

Gundle/SLT Environmental, Inc.(9)	Manufacturer of
LIBOR plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 27, 2016)(8)	Geosynthetic Lining Products	2,985,000	2,958,103	2,940,225
LIBOR Plus 9.50%, Current Coupon 13.00%, Secured Debt (Maturity—November 23, 2016)(8)		4,000,000	3,925,962	3,980,000

			6,884,065	6,920,225
Hayden Acquisition, LLC	Manufacturer of Utility
8% Secured Debt (Maturity—January 1, 2012)	Structures	1,800,000	1,781,303	—

HMS Income LLC	Investment Management
LIBOR plus 3.00%, Current Coupon 3.27%, Secured Debt (Maturity—December 12, 2012)		7,500,000	7,500,000	7,500,000

Kadmon Pharmaceuticals(9)	Biopharmaceutical Products
LIBOR Plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—October 31, 2012)(8)		6,000,000	5,898,563	6,255,000

Liqui-Box (9)	Specialty Packaging
LIBOR plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—December 29, 2017)(8)		3,000,000	2,955,000	2,985,000

Media Holdings, LLC(9)	Internet Traffic Generator
LIBOR plus 13.00%, Current Coupon 15.00%, Secured Debt (Maturity—April 28, 2014)(8)		5,000,000	5,129,078	5,000,000

Megapath, Inc.(9)	Communiations Technology
LIBOR plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—November 3, 2015)(8)		3,600,000	3,541,327	3,546,000

Metropolitan Health(9)	Healthcare Network
LIBOR plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—October 4, 2016)(8)	Provider	2,000,000	1,971,229	1,940,000
LIBOR plus 11.75%, Current Coupon 13.50%, Secured Debt (Maturity—October 4, 2017)(8)		3,250,000	3,186,561	3,185,000

			5,157,790	5,125,000
Milk Specialties(9)	Nutrition Products
LIBOR plus 7.00%, Current Coupon 8.50%, Secured Debt (Maturity—December 27, 2017)(8)		4,000,000	3,880,000	3,900,000
LIBOR plus 13.00%, Current Coupon 14.50%, Secured Debt (Maturity—December 27, 2018)(8)		1,000,000	960,000	965,000

			4,840,000	4,865,000
Miramax Film NY, LLC(9)	Motion Picture Producer
Class B Units (Fully diluted 0.2%)	and Distributor		500,000	500,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
National Healing(9)	Wound Care Management
LIBOR plus 6.75%, Current Coupon 8.25%, Secured Debt (Maturity—November 30, 2017)(8)		2,750,000	2,613,645	2,653,750
LIBOR plus 10.00%, Current Coupon 11.50%, Secured Debt (Maturity—November 30, 2018)(8)		1,500,000	1,410,833	1,432,500
Common Equity (Fully diluted 0.02%)			50,000	50,000

			4,074,478	4,136,250
Northland Cable Television, Inc.(9)	Television Broadcasting
LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—December 30, 2016)(8)		4,950,000	4,823,427	4,801,500

Physician Oncology Services, L.P.(9)	Healthcare Services
LIBOR plus 4.75%, Current Coupon 6.25%, Secured Debt (Maturity—January 31, 2017)(8)		941,962	933,702	904,284

Pierre Foods, Inc.(9)	Foodservice Supplier
LIBOR plus 5.25%, Current Coupon 7.00%, Secured Debt (Maturity—September 30, 2016)(8)		4,950,000	4,868,384	4,945,372
LIBOR plus 9.50%, Current Coupon 11.25%, Secured Debt (Maturity—September 29, 2017)(8)		2,000,000	1,938,944	1,995,000

			6,807,328	6,940,372
Preferred Sands(9)	Producer of Sand Based
LIBOR plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—December 15, 2016)(8)	Proppants	5,000,000	4,876,663	4,887,500

Shearer's Foods, Inc.(9)	Manufacturer of Food/
12.00% current / 3.75% PIK Secured Debt (Maturity—March 31, 2016)	Snacks	4,262,307	4,179,069	4,091,815

Sourcehov LLC(9)	Business Process
LIBOR plus 5.38%, Current Coupon 6.63%, Secured Debt (Maturity—April 28, 2017)(8)	Services	2,992,500	2,895,553	2,525,670
LIBOR plus 9.25%, Current Coupon 10.50%, Secured Debt (Maturity—April 30, 2018)(8)		3,000,000	2,872,148	2,505,000

			5,767,701	5,030,670
The Tennis Channel, Inc.	Television-Based Sports
LIBOR Plus 6% / 4% PIK, Current Coupon with PIK 14%, Secured Debt (Maturity—January 1, 2013)(8)	Broadcasting	10,610,008	11,450,362	11,450,362
Warrants (Fully diluted 0.1%)			235,467	235,467

			11,685,829	11,685,829
Ulterra Drilling Technologies, L.P.(9)	Oil & Gas Drilling
LIBOR plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(8)		6,571,994	6,452,419	6,440,554
LIBOR plus 7.50%, Current Coupon 9.50%, Secured Debt (Maturity—June 9, 2016)(8)		1,848,367	1,802,844	1,753,601

			8,255,263	8,194,155

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
UniTek Global Services, Inc.(9)	Engineering and
LIBOR plus 7.50%, Current Coupon 9.00%, Secured Debt (Maturity—April 15, 2018)(8)	Construction Management Services	6,433,794	6,255,641	6,305,118

Vision Solutions, Inc.(9)	Computer Software
LIBOR plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—July 23, 2016)(8)		2,838,141	2,585,863	2,585,412
LIBOR plus 8.00%, Current Coupon 9.50%, Secured Debt (Maturity—July 23, 2017)(8)		5,000,000	4,954,675	4,850,000

			7,540,538	7,435,412
Walter Investment Management Corp.(9)	Real Estate
LIBOR plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 30, 2016)(8)		2,887,500	2,833,192	2,886,605
LIBOR plus 11.00%, Current Coupon 12.50%, Secured Debt (Maturity—December 30, 2016)(8)		3,000,000	2,943,865	3,035,625

			5,777,057	5,922,230
Willis Group, LLC	Staffing and Recruitment
12% Current / 3% PIK Secured Debt (Maturity—December 19, 2014)	Services	9,000,000	8,823,674	8,823,674

Subtotal Non-Control/Non-Affiliate Investments (25.8% of total investments at fair value)			178,858,890	176,681,819

Main Street Capital Partners, LLC (Investment Manager) (0.3% of total investments at fair value)	Asset Management
100% of Membership Interests			4,284,042	1,869,242

Total Portfolio Investments, December 31, 2011			$500,087,000	$563,879,453

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments
Academy, Ltd.	Investments in Secured and
LIBOR Plus 4.50%, Current Coupon 6.00%, Secured Debt (Maturity—August 3, 2018)(8)	Rated Debt Investments and Diversified Bond Funds	$3,000,000	$2,988,534	$2,976,660
A. M. Castle & Co.
12.75% Bond (Maturity—December 15, 2016)		3,000,000	2,895,682	3,015,000
API Technologies
LIBOR Plus 6.25%, Current Coupon 7.75%, Secured Debt (Maturity—June 27, 2016)(8)		2,486,397	2,405,965	2,374,509
ATI Acquisition I Corp.
LIBOR Plus 5.50%, Current Coupon 7.50%, Secured Debt (Maturity—March 11, 2016)(8)		2,848,889	2,811,543	2,725,447
Brickman Group Holdings, Inc.
LIBOR Plus 5.50%, Current Coupon 7.25%, Secured Debt (Maturity—October 14, 2016)(8)		1,989,950	1,962,059	1,997,437
Carestream Health, Inc.
LIBOR Plus 3.50%, Current Coupon 5.00%, Secured Debt (Maturity—February 25, 2017)(8)		2,984,523	2,704,461	2,690,473
Centerplate, Inc.
LIBOR Plus 8.50%, Current Coupon 10.50%, Secured Debt (Maturity—September 16, 2016)(8)		2,970,000	2,896,195	2,966,288
Fairfield Redevelopment Bond
9.50% Bond (Maturity—March 1, 2021)		3,085,000	3,131,800	3,254,367
General Motors Company
Preferred stock (0.59% cumulative)(7)			255,000	174,675
Helm Financial Corporation
LIBOR Plus 5.00%, Current Coupon 6.25%, Secured Debt (Maturity—June 1, 2017)(8)		1,985,000	1,966,715	1,940,338
Henniges Automotive Holdings, Inc.
LIBOR Plus 10.00%, Current Coupon 12.00%, Secured Debt (Maturity—October 28, 2016)(8)		2,833,333	2,784,529	2,784,529
HOA Restaurant Group
11.25% Bond (Maturity—April 1, 2017)		2,000,000	2,000,000	1,865,000
Il Fornaio Corporation
LIBOR Plus 5.25%, Current Coupon 6.50%, Secured Debt (Maturity—June 10, 2017)(8)		1,985,000	1,975,865	1,978,380
Industry Bond
8.00% Bond (Maturity—January 1, 2020)		3,500,000	3,668,305	3,763,200
Ipreo Holdings LLC
LIBOR Plus 6.50%, Current Coupon 8.00%, Secured Debt (Maturity—August 5, 2017)(8)		4,239,375	4,160,249	4,143,989
Ivy Hill Middle Market Credit Fund III, Ltd.
LIBOR Plus 6.50%, Current Coupon 6.77%, Secured Debt (Maturity—January 15, 2022)		2,000,000	1,659,188	1,658,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
JJ Lease Funding Corp.
LIBOR Plus 8.50%, Current Coupon 10.00%, Secured Debt (Maturity—April 29, 2017)(8)		3,950,000	3,842,109	3,160,000
Lawson Software, Inc.
LIBOR Plus 5.25%, Current Coupon 6.75%, Secured Debt (Maturity—July 5, 2017)(8)		4,987,500	4,801,166	4,874,833
Medpace Intermediateco, Inc.
LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—June 17, 2017)(8)		4,975,000	4,905,415	4,726,250
Mood Media Corporation
LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—May 6, 2018)(8)		2,985,000	2,955,784	2,778,542
MultiPlan, Inc.
LIBOR Plus 3.25%, Current Coupon 4.75%, Secured Debt (Maturity—August 26, 2017)(8)		2,956,320	2,956,320	2,820,831
Ocwen Financial Corporation
LIBOR Plus 5.50%, Current Coupon 7.00%, Secured Debt (Maturity—September 1, 2016)(8)		4,750,000	4,660,292	4,684,689
Pacific Architects and Engineers Incorporated
LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—April 4, 2017)(8)		3,995,000	3,917,363	3,875,150
Phillips Plastic Corporation
LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 12, 2017)(8)		1,750,000	1,733,484	1,736,875
Pretium Packaging Bond
11.50% Bond (Maturity—April 1, 2016)		4,500,000	4,514,776	4,410,000
Race Point Power, LLC
LIBOR Plus 6.00%, Current Coupon 7.75%, Secured Debt (Maturity—January 11, 2018)(8)		4,657,755	4,575,814	4,617,000
Radio One, Inc.
LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—March 31, 2016)(8)		2,977,500	2,925,373	2,775,030
San Diego Redevelopment Bond
7.38% Bond (Maturity—September 1, 2037)		275,000	275,000	283,553
SonicWALL, Inc.
LIBOR Plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—January 23, 2016)(8)		1,071,774	1,073,277	1,074,454
Speedy Cash Intermediate Holdings Corp.
10.75% Bond (Maturity—May 15, 2018)		2,000,000	2,000,000	2,010,000
Stanton Redevelopment Tax Bond
9.00% Bond (Maturity—December 1, 2021)		980,000	1,012,308	1,024,492
Stora Enso OYJ
7.25% Bond (Maturity—April 15, 2036)		5,700,000	4,596,016	4,645,500

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2011

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Surgery Center Holdings, Inc.
LIBOR Plus 5.00%, Current Coupon 6.50%, Secured Debt (Maturity—February 6, 2017)(8)		4,962,500	4,940,029	4,627,532
Toll Road Bond
Zero Coupon Bond (Maturity—February 15, 2033)		7,500,000	1,619,657	1,940,250
Totes Isotoner Corporation
LIBOR Plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—July 7, 2017)(8)		4,976,172	4,883,062	4,839,328
United Refining Company
10.50% Bond (Maturity—February 28, 2017)		3,990,000	3,965,830	3,730,650
VFH Parent LLC
LIBOR Plus 6.00%, Current Coupon 7.50%, Secured Debt (Maturity—July 8, 2016)(8)		4,179,703	4,102,916	4,195,398
Visant Corporation
LIBOR Plus 4.00%, Current Coupon 5.25%, Secured Debt (Maturity—December 22, 2016)(8)		3,997,651	3,997,651	3,759,930
Wyle Services Corporation
LIBOR Plus 4.25%, Current Coupon 5.75%, Secured Debt (Maturity—March 26, 2017)(8)		3,735,267	3,714,898	3,657,442
Yankee Cable Acquisition, LLC
LIBOR Plus 4.50%, Current Coupon 6.50%, Secured Debt (Maturity—August 26, 2016)(8)		3,950,000	3,902,200	3,899,578

Subtotal Marketable Securities and Idle Funds Investments (17.6% of total investments at fair value)			122,136,830	120,455,599

Total Investments, December 31, 2011			$622,223,830	$684,335,052

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Index based floating interest rate is subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Control Investments(3)
Café Brazil, LLC	Casual Restaurant
12% Secured Debt (Maturity—April 20, 2013)	Group	2,000,000	1,997,439	2,000,000
Member Units (Fully diluted 41.0%)(7)			41,837	2,240,000

			2,039,276	4,240,000
California Healthcare Medical Billing, Inc.	Healthcare Billing and
12% Secured Debt (Maturity—October 17, 2013)	Records Management	7,303,000	6,937,251	6,985,748
Warrants (Fully diluted 20.4%)			1,193,333	3,380,333
Common Stock (Fully diluted 9.7%)			1,176,667	1,390,000

			9,307,251	11,756,081
CBT Nuggets, LLC	Produces and Sells IT
10% Secured Debt (Maturity—March 31, 2012)	Certification Training	775,000	775,000	775,000
14% Secured Debt (Maturity—December 31,	Videos
2013)		2,800,000	2,787,551	2,792,180
Member Units (Fully diluted 40.8%)(7)			1,299,520	3,450,000

			4,862,071	7,017,180
Ceres Management, LLC (Lambs)	Aftermarket Automotive
14% Secured Debt (Maturity—May 31, 2013)	Services Chain	4,000,000	3,964,568	3,964,568
9.5% Secured Debt (Lamb's Real Estate Investment I, LLC) (Maturity—August 31, 2014)		1,225,000	1,225,000	1,225,000
Class B Member Units (15% cumulative compounding quarterly) (Non-voting)			1,508,611	1,508,611
Member Units (Fully diluted 70%)			1,813,333	1,100,000
Member Units (Lamb's Real Estate Investment I, LLC) (Fully diluted 100%)(7)			625,000	625,000

			9,136,512	8,423,179
Condit Exhibits, LLC	Tradeshow Exhibits/
9% current / 9% PIK Secured Debt (Maturity—July 1,	Custom Displays
2013)		4,660,948	4,619,659	4,619,659
Warrants (Fully diluted 47.9%)			320,000	50,000

			4,939,659	4,669,659
Currie Acquisitions, LLC	Manufacturer of Electric
12% Secured Debt (Maturity—March 1, 2015)	Bicycles/Scooters	4,750,000	3,971,699	3,971,699
Warrants (Fully diluted 47.3%)			2,566,204	2,340,204

			6,537,903	6,311,903
Gulf Manufacturing, LLC	Industrial Metal Fabrication
8% Secured Debt (Maturity—August 31, 2014)		3,620,000	3,620,000	3,620,000
13% Secured Debt (Maturity—August 31, 2012)		1,680,000	1,649,959	1,675,165
9% PIK Secured Debt (Maturity—June 30, 2017)		1,420,784	1,420,784	1,420,784
Member Units (Fully diluted 34.2%)(7)			2,979,813	5,870,000

			9,670,556	12,585,949
Harrison Hydra-Gen, Ltd.	Manufacturer of Hydraulic
12% Secured Debt (Maturity—June 4, 2015)	Generators	6,000,000	5,255,101	5,255,101
Warrants (Fully diluted 35.2%)			717,640	717,640
Mandatorily Redeemable Preferred Stock			1,000,000	1,000,000

			6,972,741	6,972,741

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Hawthorne Customs & Dispatch Services, LLC	Transportation/ Logistics
Member Units (Fully diluted 59.1%)(7)			692,500	1,250,000
Member Units (Wallisville Real Estate, LLC) (Fully diluted 59.1%)(7)			1,214,784	1,214,784

			1,907,284	2,464,784
Hydratec, Inc.	Agricultural Services
Common Stock (Fully diluted 92.5%)(7)			7,087,911	9,177,911

Indianapolis Aviation Partners, LLC	FBO / Aviation
12% Secured Debt (Maturity—September 15, 2014)	Support Services	4,500,000	4,140,255	4,350,000
Warrants (Fully diluted 30.1%)			1,129,286	1,570,286

			5,269,541	5,920,286
Jensen Jewelers of Idaho, LLC	Retail Jewelry
Prime Plus 2% Secured Debt (Maturity—November 14, 2011)		2,260,000	2,256,486	2,260,000
13% current / 6% PIK Secured Debt (Maturity—November 14, 2011)		2,344,897	2,340,040	2,344,896
Member Units (Fully diluted 60.8%)(7)			811,000	1,060,000

			5,407,526	5,664,896
Mid-Columbia Lumber Products, LLC	Specialized Lumber
10% Secured Debt (Maturity—April 1, 2012)	Products	1,250,000	1,250,000	1,250,000
12% Secured Debt (Maturity—December 18, 2011)		3,900,000	3,803,664	3,900,000
9.5% Secured Debt (Mid-Columbia Real Estate, LLC) (Maturity—May 13, 2025)		1,107,400	1,107,400	1,107,400
Warrants (Fully diluted 25.5%)			250,000	740,000
Member Units (Fully diluted 26.7%)			500,000	770,000
Member Units (Mid-Columbia Real Estate, LLC) (Fully diluted 50.0%)			250,000	250,000

			7,161,064	8,017,400
NAPCO Precast, LLC	Precast Concrete
18% Secured Debt (Maturity—February 1, 2013)	Manufacturing	5,923,077	5,860,313	5,923,077
Prime Plus 2%, Current Coupon 9%, Secured Debt (Maturity—February 1, 2013)(8)		3,384,615	3,368,600	3,384,615
Member Units (Fully diluted 35.3%)(7)			2,020,000	4,340,000

			11,248,913	13,647,692
NTS Holdings, Inc.	Trench & Traffic Safety
12% Secured Debt (Maturity—April 30, 2015)	Equipment	6,000,000	5,963,931	5,963,931
Preferred stock (12% cumulative, compounded quarterly)(7)			10,635,273	10,635,273
Common Stock (Fully diluted 72.3%)			1,621,255	776,000

			18,220,459	17,375,204
OMi Holdings, Inc.	Manufacturer of Overhead
12% Secured Debt (Maturity—April 1, 2013)	Cranes	10,170,000	10,116,824	10,116,824
Common Stock (Fully diluted 48.0%)			1,080,000	500,000

			11,196,824	10,616,824
PPL RVs, Inc.	RV Aftermarket
18% Secured Debt (Maturity—June 10, 2015)	Consignment/Parts	6,250,000	6,165,058	6,165,058
Common Stock (Fully diluted 50.1%)			2,150,000	2,150,000

			8,315,058	8,315,058

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
The MPI Group, LLC	Manufacturer of Custom
4.5% current / 4.5% PIK Secured Debt	Hollow Metal Doors,
(Maturity—October 2, 2013)	Frames and Accessories	507,625	501,176	501,176
6% current / 6% PIK Secured Debt (Maturity—October 2, 2013)		5,101,667	4,935,760	4,935,760
Warrants (Fully diluted 47.1%)			895,943	190,000

			6,332,879	5,626,936
Thermal & Mechanical Equipment, LLC	Heat Exchange / Filtration
Prime plus 2%, Current Coupon 9%, Secured Debt	Products and Services
(Maturity—September 25, 2014)(8)		1,750,000	1,739,152	1,739,152
13% current / 5% PIK Secured Debt (Maturity—September 25, 2014)		5,575,220	5,501,111	5,575,220
Warrants (Fully diluted 50.0%)			1,000,000	1,940,000

			8,240,263	9,254,372
Uvalco Supply, LLC	Farm and Ranch Supply
Member Units (Fully diluted 42.8%)(7)			1,113,243	1,560,000

Vision Interests, Inc.	Manufacturer/Installer of
2.6% current /10.4% PIK Secured Debt (Maturity—	Commercial Signage
June 5, 2012)		9,400,000	8,424,811	8,022,651
2.6% current /10.4% PIK Secured Debt (Maturity—June 5, 2016)		760,000	739,663	739,663
Warrants (Fully diluted 38.2%)			160,010	—
Common Stock (Fully diluted 22.3%)			372,000	—

			9,696,484	8,762,314
Ziegler's NYPD, LLC	Casual Restaurant Group
Prime plus 2%, Current Coupon 9%, Secured Debt (Maturity—October 1, 2013)(8)		1,000,000	993,937	993,937
13% current / 5% PIK Secured Debt (Maturity—October 1, 2013)		4,801,810	4,752,088	4,752,088
Warrants (Fully diluted 46.6%)			600,000	470,000

			6,346,025	6,216,025

Subtotal Control Investments			161,009,443	174,596,394

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Affiliate Investments(4)
American Sensor Technologies, Inc.	Manufacturer of
9% current / 2% PIK Secured Debt	Commercial/Industrial
(Maturity—May 31, 2012)	Sensors	3,536,182	3,514,113	3,514,113
Warrants (Fully diluted 19.6%)			49,990	1,830,000

			3,564,103	5,344,113
Audio Messaging Solutions, LLC	Audio Messaging
12% Secured Debt (Maturity—May 8, 2014)	Services	7,700,000	7,356,395	7,426,299
Warrants (Fully diluted 8.4%)			468,373	1,280,000

			7,824,768	8,706,299
Compact Power Equipment Centers, LLC	Light to Medium Duty
6% Current / 6% PIK Secured Debt (Maturity—September 23, 2014)	Equipment Rental	3,153,971	3,120,950	3,120,950
Member Units (Fully diluted 11.5%)			1,147	1,147

			3,122,097	3,122,097
DrillingInfo, Inc.	Information Services
12% Secured Debt (Maturity—	for the Oil and Gas
November 20, 2014)	Industry	8,000,000	6,832,370	7,770,000
Warrants (Fully diluted 5.0%)			1,250,000	4,010,000
Common Stock (Fully diluted 2.1%)			1,085,325	1,710,325

			9,167,695	13,490,325
East Teak Fine Hardwoods, Inc.	Hardwood Products
Common Stock (Fully diluted 5.0%)			480,318	330,000

Houston Plating & Coatings, LLC	Plating & Industrial
Prime plus 2% Debt (Maturity—July 18, 2013)	Coating Services	300,000	300,000	300,000
Member Units (Fully diluted 11.1%)(7)			335,000	3,025,000

			635,000	3,325,000
IRTH Holdings, LLC	Utility Technology
12% Secured Debt (Maturity—December 29, 2015)	Services	6,000,000	5,891,126	5,891,126
Member Units (Fully diluted 22.3%)			850,000	850,000

			6,741,126	6,741,126
KBK Industries, LLC	Specialty Manufacturer
10% Secured Debt (Maturity—March 31,	of Oilfield and
2011)	Industrial Products	514,940	514,940	514,940
14% Secured Debt (Maturity—January 23, 2011)		5,250,000	5,241,999	5,241,999
Member Units (Fully diluted 18.8%)(7)			340,833	1,790,333

			6,097,772	7,547,272
Laurus Healthcare, LP	Healthcare Facilities /
13% Secured Debt (Maturity—May 7,	Services
2012)		2,275,000	2,275,000	2,275,000
13% Secured Debt (Maturity—December 31, 2011)		525,000	525,000	525,000
Warrants (Fully diluted 13.1%)			79,505	4,620,000

			2,879,505	7,420,000

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Lighting Unlimited, LLC	Commercial and
Prime Plus 1% Secured Debt (Maturity—	Residential
August 22, 2012)(8)	Lighting Products	949,996	946,598	946,598
14% Secured Debt (Maturity—August 22,	and Design Services
2012)		1,760,101	1,723,326	1,723,326
Warrants (Fully diluted 17.0%)			54,000	—

			2,723,924	2,669,924
Merrick Systems, Inc.	Software and
13% Secured Debt (Maturity—May 5,	Information	3,000,000	2,540,849	2,540,849
2015)	Technology
Warrants (Fully diluted 6.5%)			450,000	450,000

			2,990,849	2,990,849
Olympus Building Services, Inc.	Custodial/Facilities
12% Secured Debt (Maturity—March 27, 2014)	Services	3,150,000	2,976,408	3,050,000
12% Current / 3% PIK Secured Debt (Maturity—March 27, 2014)		984,000	984,001	984,001
Warrants (Fully diluted 22.5%)			470,000	930,000

			4,430,409	4,964,001
OPI International Ltd.	Oil and Gas
12% Secured Debt (Maturity—	Construction
November 30, 2015)	Services	8,700,000	8,537,285	8,537,285
12% Secured Debt (Maturity—November 30, 2015)		750,000	252,288	252,288
Warrants (Fully diluted 8.0%)			500,000	500,000

			9,289,573	9,289,573
Schneider Sales Management, LLC	Sales Consulting and
13% Secured Debt (Maturity—October 15, 2013)	Training	3,367,542	3,289,127	1,000,000
Warrants (Fully diluted 20.0%)			45,000	—

			3,334,127	1,000,000
Walden Smokey Point, Inc.	Specialty Transportation
Common Stock (Fully diluted 12.6%)			1,426,667	2,620,000

WorldCall, Inc.	Telecommunication/
13% Secured Debt (Maturity—April 22, 2011)	Information Services	646,225	646,225	646,225
Common Stock (Fully diluted 10.0%)			296,631	—

			942,856	646,225

Subtotal Affiliate Investments			65,650,789	80,206,804

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Non-Control/Non-Affiliate Investments(5)
Affinity Videonet, Inc.	Videoconferencing Services
9% Secured Debt (Maturity—December 31, 2012)		500,000	490,000	490,000
13% Secured Debt (Maturity—December 31, 2015)		2,000,000	1,897,500	1,897,500
13% current / 1% PIK Secured Debt (Maturity—December 31, 2015)		2,000,000	1,995,652	1,995,652
Warrants (Fully diluted 2.5%)			62,500	62,500

			4,445,652	4,445,652
Alon Refining Krotz Springs, Inc.(9)	Petroleum Products/
13.5% Secured Debt (Maturity—October 15, 2014)	Refining	4,000,000	3,832,366	3,900,000

Bourland & Leverich Supply Co., LLC(9)	Distributor of Oil & Gas
LIBOR Plus 8.0%, Current Coupon 11.25%, Secured	Tubular Goods
Debt (Maturity—August 24, 2015)(8)		4,443,750	4,236,574	4,554,847

Brand Connections, LLC	Venue-Based Marketing
14% Secured Debt (Maturity—April 30, 2015)	and Media	7,312,500	7,151,303	7,151,303

Chef's Warehouse(9)	Specialty Food
LIBOR Plus 9.0%, Current Coupon 11%, Secured Debt	Distributor
(Maturity—April 24, 2014)(8)		8,137,083	7,907,586	8,219,225

Fairway Group Acquisition(9)	Retail Grocery
LIBOR plus 9.5%, Current Coupon 12%, Secured Debt (Maturity—October 1, 2014)(8)		4,950,008	4,827,316	4,968,818

Full Spectrum Holdings LLC(9)	Professional Services
LIBOR Plus 3.0%, Current Coupon 10.75%, Secured Debt (Maturity—December 12, 2012)(8)		1,523,341	1,301,663	1,301,663
Warrants (Fully diluted 0.28%)			412,523	412,523

			1,714,186	1,714,186
Global Tel*Link Corporation(9)	Communications
LIBOR Plus 11.25%, Current Coupon 13%, Secured	Technology
Debt (Maturity—May 10, 2017)(8)		3,000,000	2,941,728	2,948,271

Hayden Acquisition, LLC	Manufacturer of Utility
8% Secured Debt (Maturity—January 1, 2011)	Structures	1,800,000	1,781,303	250,000

Hoffmaster Group, Inc.(9)	Manufacturer of Specialty
LIBOR Plus 5.0%, Current Coupon 7%, Secured Debt	Tabletop Products
(Maturity—June 13, 2016)(8)		1,509,615	1,453,860	1,490,745
13.5% Secured Debt (Maturity—June 3, 2017)		5,000,000	4,881,278	4,787,500

			6,335,138	6,278,245
Managed Healthcare(9)	Healthcare Products
LIBOR plus 3.25% Secured Debt (Maturity—August 31, 2014)		1,987,606	1,548,214	1,659,650

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Megapath Inc.(9)	Communications
LIBOR plus 10%, Current Coupon 12%, Secured Debt	Technology
(Maturity—November 4, 2015)(8)		4,000,000	3,922,670	4,040,770

Miramax Film NY, LLC(9)	Motion Picture Producer
LIBOR plus 6%, Current Coupon 7.75%, Secured Debt	and Distributor
(Maturity—June 30, 2016)(8)		3,000,000	2,940,000	2,940,000
LIBOR plus 11%, Current Coupon 13%, Secured Debt (Maturity—December 30, 2016)(8)		4,000,000	3,920,000	3,920,000
Class B Units (Fully diluted 0.2%)			500,000	500,000

			7,360,000	7,360,000
Northland Cable Television, Inc.(9)	Cable Broadcasting
LIBOR Plus 8.0% Secured Debt (Maturity—June 22, 2013)		5,000,000	4,851,285	4,988,785

Pierre Foods, Inc.(9)	Foodservice Supplier
Base plus 4.25%, Current Coupon 7.5%, Secured Debt (Maturity—September 30, 2016)(8)		5,000,000	4,903,804	4,992,702
Base plus 8.5%, Current Coupon 11.75%, Secured Debt (Maturity—September 29, 2017)(8)		2,000,000	1,932,106	1,992,181

			6,835,910	6,984,883
Rentech Energy Midwest Corporation(9)	Manufacturer of Fertilizer
LIBOR plus 10%, Current Coupon 12.5%, Secured Debt (Maturity—July 29, 2014)(8)		2,331,606	2,274,262	2,274,262

Shearer's Foods, Inc.(9)	Manufacturer of Food/
12% Current / 3% PIK Secured Debt (Maturity—	Snacks
March 21, 2016)		4,092,707	3,999,396	4,154,098

Standard Steel, LLC(9)	Manufacturer of Steel
12% Secured Debt (Maturity—April 30, 2015)	Wheels and Axles	3,000,000	2,902,821	2,988,750

Support Systems Homes, Inc.	Manages Substance Abuse
15% Secured Debt (Maturity—August 21, 2018)	Treatment Centers	576,600	576,600	576,600

Technical Innovations, LLC	Manufacturer of Specialty
13.5% Secured Debt (Maturity—January 16, 2015)	Cutting Tools and Punches	2,950,000	2,919,118	2,950,000

The Tennis Channel, Inc.	Sports Broadcasting/
LIBOR plus 6% / 4% PIK, Current Coupon 10% / 4%	Media
PIK, Secured Debt (Maturity—January 1, 2013)(8)		9,198,840	9,230,938	9,230,938
Warrants (Fully diluted 0.10%)			211,938	211,938

			9,442,876	9,442,876
Other Non-Control/Non-Affiliate Investments(10)			105,000	105,000

Subtotal Non-Control/Non-Affiliate Investments			91,911,304	91,956,221

Main Street Capital Partners, LLC (Investment Manager)	Asset Management
100% of Membership Interests			4,284,042	2,051,655

Total Portfolio Investments, December 31, 2010			$322,855,578	$348,811,074

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments
AL Gulf Coast Terminals, LLC	Investments in Secured and
LIBOR plus 5.0%, Current Coupon 6.75%, Secured Debt (Maturity—September 21, 2016)(8)	Rated Debt Investments and Diversified Bond Funds	$6,919,997	$6,735,294	$6,746,997
Aspen Dental Management, Inc.
LIBOR plus 5.0%, Current Coupon 8.25%, Secured Debt (Maturity—October 13, 2016)(8)		4,987,500	4,691,670	4,806,974
ATI Acquisition I Corp.
LIBOR plus 5.5%, Current Coupon 7.5%, Secured Debt (Maturity—September 14, 2016)(8)		2,885,675	2,841,517	2,857,332
Booz Allen Hamilton Inc.
13% Debt (Maturity—July 5, 2016)		1,716,044	1,781,625	1,765,380
Centerplate, Inc.
LIBOR plus 7.5% Secured Debt (Maturity—September 16, 2016)		3,000,000	2,914,206	2,988,750
CHG Companies, Inc.
LIBOR plus 5.5%, Current Coupon 7.25%, Secured Debt (Maturity—October 14, 2016)(8)		1,975,000	1,937,558	1,996,754
Excelitas Technologies Corp.
LIBOR plus 5.75%, Current Coupon 7.25%, Secured Debt (Maturity—December 2, 2016)(8)		3,000,000	2,971,096	3,020,771
Gentiva Health Services, Inc.
LIBOR plus 5.0%, Current Coupon 6.75%, Secured Debt (Maturity—September 20, 2016)(8)		2,981,250	2,975,289	3,014,789
Henniges Automotive Holdings, Inc.
LIBOR plus 10.0%, Current Coupon 12%, Secured Debt (Maturity—December 7, 2016)(8)		3,000,000	2,941,308	2,941,308
MLM Holdings, Inc.
LIBOR plus 5.25%, Current Coupon 7%, Secured Debt (Maturity—December 1, 2016)(8)		6,982,500	6,879,686	6,897,406
MultiPlan, Inc.
LIBOR plus 4.75%, Current Coupon 6.5%, Secured Debt (Maturity—August 26, 2017)(8)		3,876,923	3,863,709	3,913,269
Rite Aid Corporation
7.5% Bond (Maturity—March 1, 2017)		2,000,000	1,889,335	1,845,874
SonicWALL, Inc.
LIBOR plus 6.25%, Current Coupon 8.25%, Secured Debt (Maturity—August 1, 2016)(8)		1,794,355	1,797,374	1,807,813
Terex Corporation
7.4% Bond (Maturity—January 15, 2014)		2,000,000	2,023,301	2,023,301
Visant Corporation
LIBOR plus 5.25%, Current Coupon 7%, Secured Debt (Maturity—December 28, 2016)(8)		4,987,500	4,891,963	5,057,003
Vision Solutions, Inc.
LIBOR plus 6.0%, Current Coupon 7.75%, Secured Debt (Maturity—July 23, 2016)(8)		1,925,000	1,612,010	1,631,338
Western Refining Inc.
LIBOR plus 7.5%, Current Coupon 10.75%, Secured Debt (Maturity—August 1, 2014)(8)		1,708,883	1,672,628	1,736,654

MAIN STREET CAPITAL CORPORATION

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

December 31, 2010

Portfolio Company/Type of Investment(1)(2)	Industry	Principal(6)	Cost(6)	Fair Value
Marketable Securities and Idle Funds Investments
Wyle Services Corporation	Investments in Secured and
LIBOR plus 4.0%, Current Coupon 6%, Secured Debt (Maturity—September 10, 2016)(8)	Rated Debt Investments, Certificates of Deposit, and Diversified Bond Funds	3,989,992	3,964,645	4,003,290
Yankee Cable Acquisition, LLC
LIBOR plus 4.5%, Current Coupon 6.5%, Secured Debt (Maturity—August 26, 2016)(8)		3,990,000	3,933,213	3,990,000
Other Marketable Securities and Idle Funds Investments(11)		5,529,450	5,653,480	5,707,855

Subtotal Marketable Securities and Idle Funds Investments			67,970,907	68,752,858

Total Investments, December 31, 2010			$390,826,485	$417,563,932

(1)
Debt investments are generally income producing. Equity and warrants are non-income producing, unless otherwise noted.

(2)
See Note C for summary geographic location of portfolio companies.

(3)
Controlled investments are defined by the Investment Company Act of 1940, as amended ("1940 Act") as investments in which more than 25% of the voting securities are owned or where the ability to nominate greater than 50% of the board representation is maintained.

(4)
Affiliate investments are defined by the 1940 Act as investments in which between 5% and 25% of the voting securities are owned and the investments are not classified as Controlled investments.

(5)
Non-Control/Non-Affiliate investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(6)
Principal is net of prepayments. Cost is net of prepayments and accumulated unearned income.

(7)
Income producing through dividends or distributions.

(8)
Index based floating interest rate subject to contractual minimum interest rates.

(9)
Private placement portfolio investment.

(10)
Other Non-Control/Non-Affiliate investments consist of equity investments in lower middle market companies.

(11)
Other Marketable Securities and Idle Funds Investments consist of investments in secured and rated debt investments and diversified bond funds.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION

1.     Organization

        Main Street Capital Corporation ("MSCC") was formed on March 9, 2007 for the purpose of (i) acquiring 100% of the equity interests of Main Street Mezzanine Fund, LP ("MSMF") and its general partner, Main Street Mezzanine Management, LLC ("MSMF GP"), (ii) acquiring 100% of the equity interests of Main Street Capital Partners, LLC (the "Investment Manager"), (iii) raising capital in an initial public offering, which was completed in October 2007 (the "IPO"), and (iv) thereafter operating as an internally managed business development company ("BDC") under the Investment Company Act of 1940, as amended (the "1940 Act"). MSMF is licensed as a Small Business Investment Company ("SBIC") by the United States Small Business Administration ("SBA") and the Investment Manager acts as MSMF's manager and investment adviser. Because the Investment Manager, which employs all of the executive officers and other employees of MSCC, is wholly owned by MSCC, MSCC does not pay any external investment advisory fees but instead incurs the operating costs associated with employing investment and portfolio management professionals through the Investment Manager. The IPO and related transactions discussed above were consummated in October 2007 and are collectively termed the "Formation Transactions."

        On January 7, 2010, MSCC consummated transactions (the "Exchange Offer") to exchange 1,239,695 shares of its common stock for approximately 88% of the total dollar value of the limited partner interests in Main Street Capital II, LP ("MSC II" and, together with MSMF, the "Funds"). Pursuant to the terms of the Exchange Offer, 100% of the membership interests in the general partner of MSC II, Main Street Capital II GP, LLC ("MSC II GP"), were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is also managed by the Investment Manager. The Exchange Offer and related transactions, including the transfer of the MSC II GP interests, are collectively termed the "Exchange Offer Transactions" (see Note J).

        MSCC has elected to be treated for federal income tax purposes as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that it distributes to its stockholders as dividends.

        MSCC has direct or indirect subsidiaries that have elected to be taxable entities (the "Taxable Subsidiaries"). The primary purpose of these entities is to hold certain investments that generate "pass through" income for tax purposes. The Taxable Subsidiaries are each taxed at their normal corporate tax rates based on their taxable income.

        Unless otherwise noted or the context otherwise indicates, the terms "we," "us," "our" and "Main Street" refer to MSCC and its subsidiaries, including the Funds and the Taxable Subsidiaries.

2.     Basis of Presentation

        Main Street's financial statements are prepared in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"). For the years ended December 31, 2011 and 2010, Main Street's consolidated financial statements include the accounts of MSCC and its consolidated subsidiaries, including the Funds. Portfolio investments, as used herein, refers to all of Main Street's investments in lower middle market ("LMM") portfolio companies, private placement portfolio investments, and the investment in the Investment Manager and excludes all "Marketable

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE A—ORGANIZATION AND BASIS OF PRESENTATION (Continued)

securities and idle funds investments." The Investment Manager is accounted for as a portfolio investment (see Note D). "Marketable securities and idle funds investments" are classified as financial instruments and are reported separately on Main Street's Consolidated Balance Sheets and Consolidated Schedule of Investments due to the nature of such investments (see Note B.13). Main Street's results of operations and cash flows for the years ended December 31, 2011, 2010, and 2009, and financial position as of December 31, 2011 and 2010, are presented on a consolidated basis. The effects of all intercompany transactions between Main Street and its consolidated subsidiaries have been eliminated in consolidation. Certain reclassifications have been made to prior period balances to conform with the current financial statement presentation.

        Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the Audit and Accounting Guide for Investment Companies issued by the American Institute of Certified Public Accountants (the "AICPA Guide"), Main Street is precluded from consolidating portfolio company investments, including those in which it has a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if Main Street owns a controlled operating company that provides all or substantially all of its services directly to Main Street or to an investment company of Main Street. None of the investments made by Main Street qualify for this exception. Therefore, Main Street's portfolio investments are carried on the balance sheet at fair value, as discussed further in Note B, with any adjustments to fair value recognized as "Net Change in Unrealized Appreciation (Depreciation)" on the Statement of Operations until the investment is realized, usually upon exit, resulting in any gain or loss on exit being recognized as a "Net Realized Gain (Loss) from Investments."

  Portfolio Investment Classification

        Main Street classifies its portfolio investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, (a) "Control Investments" are defined as investments in which Main Street owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation, (b) "Affiliate Investments" are defined as investments in which Main Street owns between 5% and 25% of the voting securities and does not have rights to maintain greater than 50% of the board representation, and (c) "Non-Control/Non-Affiliate Investments" are defined as investments that are neither Control Investments nor Affiliate Investments. The line item on Main Street's Consolidated Balance Sheets entitled "Investment in affiliated Investment Manager" represents Main Street's investment in a wholly owned investment manager subsidiary that is accounted for as a portfolio investment.

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1.     Valuation of Portfolio Investments

        Main Street accounts for its LMM portfolio investments, private placement portfolio investments, and the investment in the Investment Manager at fair value. As a result, Main Street follows the provisions of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("Codification" or "ASC") 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires Main Street to assume that the portfolio investment is to be sold in

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable, and willing and able to transact. With the adoption of this statement, Main Street incorporated the income approach to estimate the fair value of its LMM portfolio debt investments using a yield-to-maturity model.

        Main Street's portfolio strategy calls for it to invest primarily in illiquid securities issued by private, LMM companies as well as privately placed debt securities issued by middle market companies that are generally larger in size than the LMM companies. These portfolio investments may be subject to restrictions on resale. LMM companies generally have no established trading market while privately placed debt securities generally have established markets that are not active. Main Street determines in good faith the fair value of its portfolio investments pursuant to a valuation policy in accordance with ASC 820 and a valuation process approved by its Board of Directors and in accordance with the 1940 Act. For LMM investments, Main Street reviews external events, including private mergers, sales and acquisitions involving comparable companies, and includes these events in the valuation process. For private placement portfolio investments, Main Street generally uses observable inputs such as quoted prices in the valuation process. Main Street's valuation policy and process are intended to provide a consistent basis for determining the fair value of the portfolio.

        For valuation purposes, "control" investments are composed of equity and debt securities for which Main Street has a controlling interest in the portfolio company or has the ability to nominate a majority of the portfolio company's board of directors. Market quotations are generally not readily available for Main Street's control investments. As a result, Main Street determines the fair value of control investments using a combination of market and income approaches. Under the market approach, Main Street will typically use the enterprise value methodology to determine the fair value of these investments. The enterprise value is the fair value at which an enterprise could be sold in a transaction between two willing parties, other than through a forced or liquidation sale. Typically, private companies are bought and sold based on multiples of earnings before interest, taxes, depreciation and amortization ("EBITDA"), cash flows, net income, revenues, or in limited cases, book value. There is no single methodology for estimating enterprise value. For any one portfolio company, enterprise value is generally described as a range of values from which a single estimate of enterprise value is derived. In estimating the enterprise value of a portfolio company, Main Street analyzes various factors, including the portfolio company's historical and projected financial results. Main Street allocates the enterprise value to investments in order of the legal priority of the investments. Main Street will also use the income approach to determine the fair value of these securities, based on projections of the discounted future free cash flows that the portfolio company or the debt security will likely generate. The valuation approaches for Main Street's control investments estimate the value of the investment if Main Street were to sell, or exit, the investment. In addition, these valuation approaches consider the value associated with Main Street's ability to control the capital structure of the portfolio company, as well as the timing of a potential exit.

        For valuation purposes, "non-control" LMM portfolio investments are composed of debt and equity securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Market quotations for non-control LMM portfolio investments are generally not readily available. For non-control LMM portfolio investments, Main Street uses a combination of the market and income approaches to value its equity investments and the income approach to value its debt instruments. For non-control

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

LMM debt investments, Main Street determines the fair value primarily using a yield approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each of these portfolio investments. Main Street's estimate of the expected repayment date of an LMM debt security is generally the legal maturity date of the instrument, as Main Street generally intends to hold its loans to maturity. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. Main Street will use the value determined by the yield analysis as the fair value for that security; however, because of Main Street's general intent to hold its loans to maturity, the fair value will not exceed the face amount of the LMM debt security. A change in the assumptions that Main Street uses to estimate the fair value of its LMM debt securities using the yield analysis could have a material impact on the determination of fair value. If there is deterioration in credit quality or an LMM debt security is in workout status, Main Street may consider other factors in determining the fair value of the LMM debt security, including the value attributable to the debt security from the enterprise value of the portfolio company or the proceeds that would be received in a liquidation analysis.

        Pursuant to its internal valuation process and the requirements under the 1940 Act, Main Street performs valuation procedures on each LMM portfolio company once a quarter. In addition to its internal valuation process, in arriving at estimates of fair value for portfolio companies, Main Street, among other things, consults with a nationally recognized independent advisor. The nationally recognized independent advisor is generally consulted relative to each LMM portfolio investment at least once in every calendar year, and for new LMM portfolio companies, at least once in the twelve-month period subsequent to the initial investment. In certain instances, Main Street may determine that it is not cost-effective, and as a result is not in its stockholders' best interest, to consult with the nationally recognized independent advisor on one or more LMM portfolio companies. Such instances include, but are not limited to, situations where the fair value of Main Street's investment in an LMM portfolio company is determined to be insignificant relative to the total investment portfolio. Main Street consulted with its independent advisor in arriving at Main Street's determination of fair value on a total of 42 portfolio companies, including 41 LMM portfolio companies and our affiliated Investment Manager, for the year ended December 31, 2011, representing approximately 81% of the total LMM portfolio and investment in the affiliated Investment Manager at fair value as of December 31, 2011.

        For valuation purposes, all of Main Street's private placement portfolio investments are non-control investments and are composed of securities for which Main Street does not have a controlling interest in the portfolio company, or the ability to nominate a majority of the portfolio company's board of directors. Main Street primarily uses observable inputs to determine the fair value of these investments through obtaining third party quotes or other independent pricing.

        Due to the inherent uncertainty in the valuation process, Main Street's determination of fair value may differ materially from the values that would have been used had a ready market for the securities existed. In addition, changes in the market environment, portfolio company performance and other events that may occur over the lives of the investments may cause the gains or losses ultimately realized on these investments to be materially different than the valuations currently assigned. Main Street determines the fair value of each individual investment and records changes in fair value as unrealized appreciation or depreciation.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Main Street uses a standard internal portfolio investment rating system in connection with its investment oversight, portfolio management/analysis and investment valuation procedures. This system takes into account both quantitative and qualitative factors of the portfolio company and the investments held therein.

        The Board of Directors of Main Street has the final responsibility for reviewing and approving, in good faith, Main Street's determination of the fair value for its portfolio investments consistent with the 1940 Act requirements. Main Street believes its portfolio investments as of December 31, 2011 and 2010, approximate fair value as of those dates based on the market in which Main Street operates and other conditions in existence at those reporting periods.

2.     Use of Estimates

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results may differ from these estimates under different conditions or assumptions. Additionally, as explained above, the financial statements include portfolio investments whose values have been estimated by Main Street with the oversight, review and approval by Main Street's Board of Directors in the absence of readily ascertainable market values. Because of the inherent uncertainty of the portfolio investment valuations, those estimated values may differ significantly from the values that would have been used had a readily available market for the investments existed, and it is reasonably possible that the differences could be material.

3.     Cash and Cash Equivalents

        Cash and cash equivalents consist of highly liquid investments with an original maturity of three months or less at the date of purchase. Cash and cash equivalents are carried at cost, which approximates fair value.

4.     Marketable Securities and Idle Funds Investments

        Marketable securities and idle funds investments include investments in intermediate-term secured debt and independently rated debt investments. See the "Consolidated Schedule of Investments" for more information on marketable securities and idle funds investments.

5.     Interest and Dividend Income

        Interest and dividend income is recorded on the accrual basis to the extent amounts are expected to be collected. Dividend income is recorded as dividends are declared or at the point an obligation exists for the portfolio company to make a distribution. In accordance with Main Street's valuation policy, accrued interest and dividend income is evaluated periodically for collectability. When a loan or debt security becomes 90 days or more past due, and if Main Street otherwise does not expect the debtor to be able to service all of its debt or other obligations, Main Street will generally place the loan or debt security on non-accrual status and cease recognizing interest income on that loan or debt security until the borrower has demonstrated the ability and intent to pay contractual amounts due. If a loan or debt security's status significantly improves regarding the debtor's ability to service the debt or

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

other obligations, or if a loan or debt security is fully impaired, sold or written off, it will be removed from non-accrual status.

        Main Street holds debt and preferred equity instruments in its investment portfolio that contain payment-in-kind ("PIK") interest and cumulative dividend provisions. The PIK interest, computed at the contractual rate specified in each debt agreement, is periodically added to the principal balance of the debt and is recorded as interest income. Thus, the actual collection of this interest may be deferred until the time of debt principal repayment. Cumulative dividends are recorded as dividend income, and any dividends in arrears are added to the balance of the preferred equity investment. The actual collection of dividends in arrears may be deferred until such time as the preferred equity is redeemed. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the PIK interest and cumulative dividends in cash.

        As of December 31, 2011, Main Street had one investment on non-accrual status, which comprised approximately 0.05% of the total portfolio investments at fair value and 1.10% of the total portfolio investments at cost (or 0.04% and 0.88%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager. As of December 31, 2010, Main Street had two investments on non-accrual status, which comprised approximately 2.6% of the total portfolio investments at fair value and 3.6% of the total portfolio investments at cost (or 2.2% and 3.0%, respectively with the inclusion of marketable securities and idle funds investments), in each case excluding the investment in the affiliated Investment Manager.

6.     Deferred Financing Costs

        Deferred financing costs include SBIC debenture commitment fees and SBIC debenture leverage fees which have been capitalized and which are amortized into interest expense over the term of the debenture agreement (10 years).

        Deferred financing costs also include costs related to our multi-year investment credit facility. These costs have been capitalized and are amortized into interest expense over their respective terms.

7.     Fee Income—Structuring and Advisory Services

        Main Street may periodically provide services, including structuring and advisory services, to its portfolio companies. For services that are separately identifiable and evidence exists to substantiate fair value, income is recognized as earned, which is generally when the investment or other applicable transaction closes. Fees received in connection with debt financing transactions for services that do not meet these criteria are treated as debt origination fees and are accreted into interest income over the life of the financing.

8.     Unearned Income—Debt Origination Fees and Original Issue Discount

        Main Street capitalizes upfront debt origination fees received in connection with financings and reflects such fees as unearned income netted against investments. Main Street will also capitalize and offset direct loan origination costs against the origination fees received. The unearned income from the fees, net of direct debt origination costs, is accreted into interest income based on the effective interest method over the life of the financing.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In connection with its portfolio debt investments, Main Street sometimes receives nominal cost warrants ("nominal cost equity") that are valued as part of the negotiation process with the particular portfolio company. When Main Street receives nominal cost equity, Main Street allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any discount recorded on a debt investment resulting from this allocation is reflected as unearned income, which is netted against the debt investment, and accreted into interest income based on the effective interest method over the life of the debt. The actual collection of this interest may be deferred until the time of debt principal repayment. To maintain RIC tax treatment (as discussed below), these non-cash sources of income may need to be paid out to stockholders in the form of distributions, even though Main Street may not have collected the interest income.

9.     Share-Based Compensation

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measures the grant date fair value based upon the market price of its common stock on the date of the grant and amortizes that fair value to share-based compensation expense over the requisite service period or vesting term.

10.   Income Taxes

        MSCC has elected and intends to continue to qualify for the tax treatment applicable to a RIC under the Code, and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, MSCC is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, each year. Depending on the level of taxable income earned in a tax year, MSCC may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income.

        The Taxable Subsidiaries hold certain portfolio investments of Main Street. The Taxable Subsidiaries are consolidated for U.S. GAAP reporting purposes, and the portfolio investments held by them are included in the consolidated financial statements. The Taxable Subsidiaries permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense, or benefit, as a result of their ownership of certain portfolio investments. This income tax expense, or benefit, is reflected in the consolidated statement of operations.

        The Taxable Subsidiaries use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the temporary differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses. Taxable income generally excludes net unrealized appreciation or depreciation, as investment gains or losses are not included in taxable income until they are realized.

11.   Net Realized Gains or Losses from Investments and Net Change in Unrealized Appreciation or Depreciation from Investments

        Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption of an investment and the cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period net of recoveries and realized gains or losses from in-kind redemptions. Net change in unrealized appreciation or depreciation from investments reflects the net change in the valuation of the investment portfolio and financial instruments and the reclassification of any prior period unrealized appreciation or depreciation on exited investments.

12.   Concentration of Credit Risks

        Main Street places its cash in financial institutions, and, at times, such balances may be in excess of the federally insured limit.

13.   Fair Value of Financial Instruments

        Fair value estimates are made at discrete points in time based on relevant information. These estimates may be subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Main Street believes that the carrying amounts of its financial instruments, consisting of cash and cash equivalents, marketable securities, receivables, accounts payable and accrued liabilities approximate the fair values of such items. Marketable securities and idle funds investments may include investments in certificates of deposit, U.S. government agency securities, intermediate-term secured debt, independently rated debt investments, and diversified bond funds. The fair value determination for these investments under the provisions of ASC 820 primarily consists of Level 2 observable inputs.

        The SBIC debentures provide a strategic advantage due to their flexible structure, long-term duration, and low fixed interest rates. As part of the Exchange Offer Transactions, Main Street elected the fair value option under ASC 825, Financial Instruments ("ASC 825") relating to accounting for debt obligations at their fair value, for those SBIC debentures acquired (the "Acquired Debentures") as part of the acquisition accounting related to the Exchange Offer. In order to provide for a more consistent basis of presentation, Main Street has elected and will continue to elect the fair value option for SBIC debentures issued by MSC II subsequent to the Exchange Offer. Once the fair value option is elected for a given SBIC debenture, the deferred loan costs associated with the debenture are fully expensed in the current period to "Net Change in Unrealized Appreciation (Depreciation)—SBIC debentures" as part of the fair value adjustment. Interest incurred in connection with SBIC debentures which are valued at fair value is expensed.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

14.   Earnings per Share

        Basic and diluted per share calculations are computed utilizing the weighted average number of shares of common stock outstanding for the period. Main Street adopted the amended guidance in ASC 260, Earnings Per Share, and based on the guidance, determined that unvested shares of restricted stock are participating securities and should therefore be included in the basic earnings per share calculation. As a result, for all periods presented, there is no difference between diluted earnings per share and basic earnings per share amounts.

        As a result of the Exchange Offer Transactions in January 2010, the net earnings attributable to the remaining externally owned noncontrolling interest in MSC II are excluded from all per share amounts presented, and the per share amounts only reflect the net earnings attributable to Main Street's ownership interest in MSC II. The following table provides a reconciliation of Net Investment Income and Net Realized Income excluding amounts related to the remaining noncontrolling interest in MSC II for the years ended December 31, 2011 and 2010.

	Years Ended December 31,
	2011	2010
Net Investment Income	$39,277,104	$19,260,652
Noncontrolling interest share of Net Investment Income	(765,954)	(291,265)

Net Investment Income attributable to common stock	38,511,150	18,969,387
Total net realized gain (loss) from investments	2,638,459	(2,879,663)
Noncontrolling interest share of net realized (gain) loss from investments	(91,332)	41,085

Net Realized Income attributable to common stock	$41,058,277	$16,130,809

Net Investment Income per share—
Basic and diluted	$1.69	$1.16

Net Realized Income per share—
Basic and diluted	$1.80	$0.99

Weighted average shares outstanding—
Basic and diluted	22,850,299	16,292,846

15.   Recently Issued Accounting Standards

        In May 2011, the FASB issued Accounting Standards Update ("ASU") 2011-04, Fair Value Measurements (Topic 820), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"). ASU 2011-04 results in common fair value measurement and disclosure requirements in U.S. GAAP and IFRSs. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a significant impact on Main Street's financial condition and results of operations.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE B—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

        In February 2011, the FASB issued ASU 2011-02, Receivables (Topic 310): A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring ("ASU 2011-02"). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a significant impact on Main Street's financial condition and results of operations.

        In January 2010, the FASB issued ASU 2010-06, Fair Value Measurements and Disclosures (Topic 820), Improving Disclosures About Fair Value Measurements ("ASU 2010-06"). ASU 2010-06 adds new requirements for disclosures about transfers into and out of Level 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010. The adoption of ASU 2010-06 did not have a significant impact on Main Street's financial condition and results of operations.

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES

        ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value, and enhances disclosure requirements for fair value measurements. Main Street accounts for its investments at fair value.

Fair Value Hierarchy

        In accordance with ASC 820, Main Street has categorized its investments based on the priority of the inputs to the valuation technique, into a three-level fair value hierarchy. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical investments (Level 1) and the lowest priority to unobservable inputs (Level 3).

        Investments recorded on Main Street's balance sheet are categorized based on the inputs to the valuation techniques as follows:

          Level 1—Investments whose values are based on unadjusted quoted prices for identical assets in an active market that Main Street has the ability to access (examples include investments in active exchange-traded equity securities and investments in most U.S. government and agency securities).

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

          Level 2—Investments whose values are based on quoted prices in markets that are not active or model inputs that are observable either directly or indirectly for substantially the full term of the investment. Level 2 inputs include the following:

    •
    Quoted prices for similar assets in active markets (for example, investments in restricted stock);

    •
    Quoted prices for identical or similar assets in non-active markets (for example, investments in thinly traded public companies);

    •
    Pricing models whose inputs are observable for substantially the full term of the investment (for example, market interest rate indices); and

    •
    Pricing models whose inputs are derived principally from, or corroborated by, observable market data through correlation or other means for substantially the full term of the investment.

          Level 3—Investments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the investment (for example, investments in illiquid securities issued by private companies).

        As required by ASC 820, when the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3). Therefore, gains and losses for such investments categorized within the Level 3 table below may include changes in fair value that are attributable to both observable inputs (Levels 1 and 2) and unobservable inputs (Level 3). Main Street conducts reviews of fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain investments.

        As of December 31, 2011 and 2010, Main Street's private placement portfolio investments and marketable securities and idle funds investments consisted primarily of investments in secured and unsecured debt investments and independently rated debt investments. The fair value determination for these investments primarily consisted of observable inputs in non-active markets. As a result, all of Main Street's private placement portfolio investments and marketable securities and idle funds investments were categorized as Level 2 as of December 31, 2011 and 2010.

        As of December 31, 2011 and 2010, all of Main Street's LMM portfolio investments consisted of illiquid securities issued by private companies. The fair value determination for these investments primarily consisted of unobservable inputs. As a result, substantially all of Main Street's LMM portfolio investments were categorized as Level 3. The fair value determination of each LMM portfolio investment required one or more of the following unobservable inputs:

    •
    Financial information obtained from each portfolio company, including unaudited statements of operations and balance sheets for the most recent period available as compared to budgeted numbers;

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

    •
    Current and projected financial condition of the portfolio company;

    •
    Current and projected ability of the portfolio company to service its debt obligations;

    •
    Type and amount of collateral, if any, underlying the investment;

    •
    Current financial ratios (e.g., fixed charge coverage ratio, interest coverage ratio, and net debt/EBITDA ratio) applicable to the investment;

    •
    Current liquidity of the investment and related financial ratios (e.g., current ratio and quick ratio);

    •
    Pending debt or capital restructuring of the portfolio company;

    •
    Projected operating results of the portfolio company;

    •
    Current information regarding any offers to purchase the investment;

    •
    Current ability of the portfolio company to raise any additional financing as needed;

    •
    Changes in the economic environment which may have a material impact on the operating results of the portfolio company;

    •
    Internal occurrences that may have an impact (both positive and negative) on the operating performance of the portfolio company;

    •
    Qualitative assessment of key management;

    •
    Contractual rights, obligations or restrictions associated with the investment; and

    •
    Other factors deemed relevant.

        As of December 31, 2011 and 2010, the fair value determination for the SBIC debentures recorded at fair value primarily consisted of unobservable inputs. As a result, the SBIC debentures which are recorded at fair value were categorized as Level 3. Main Street determines the fair value of these instruments primarily using a yield approach that analyzes the discounted cash flows of interest and principal for each SBIC debenture recorded at fair value based on estimated market interest rates for debt instruments of similar structure, terms, and maturity. Main Street's estimate of the expected repayment date of principal for each SBIC debenture recorded at fair value is the legal maturity date of the instrument, as Main Street generally does not intend to repay its SBIC debentures prior to maturity.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        The following table provides a summary of changes in fair value of Main Street's Level 3 portfolio investments for the year ended December 31, 2011:

Type of Investment	December 31, 2010 Fair Value	Accretion of Unearned Income	Redemptions/ Repayments/ Exits(1)	New Investments(1)	Net Changes from Unrealized to Realized	Net Unrealized Appreciation (Depreciation)	December 31, 2011 Fair Value
Debt	$183,894,069	$3,316,254	$(39,568,351)	$111,578,113	$—	$969,868	$260,189,953
Equity	61,201,721	—	(500,000)	26,251,652	(396,898)	27,363,097	113,919,572
Equity warrants	25,080,963	—	(610,010)	6,686,357	(430,000)	12,541,606	43,268,916
Investment Manager	2,051,655	—	—	—	—	(182,413)	1,869,242

	$272,228,408	$3,316,254	$(40,678,361)	$144,516,122	$(826,898)	$40,692,158	$419,247,683

(1)
Includes the impact of non-cash conversions

        The following table provides a summary of changes in fair value of the Level 3 SBIC Debentures recorded at fair value for the year ended December 31, 2011:

Type of Instrument	December 31, 2010 Fair Value	Repayments	New SBIC Debentures	Net Unrealized (Appreciation) Depreciation	December 31, 2011 Fair Value
SBIC Debentures at fair value	$70,557,975	$—	$—	$6,328,953	$76,886,928

        At December 31, 2011 and 2010, Main Street's investments and SBIC Debentures at fair value were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value Measurements
At December 31, 2011	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$429,064,270	$—	$11,685,829	$417,378,441
Private placement portfolio investments	132,945,941	—	132,945,941	—
Investment in affiliated Investment Manager	1,869,242	—	—	1,869,242

Total portfolio investments	563,879,453	—	144,631,770	419,247,683
Marketable securities and idle funds investments	120,455,599	—	120,455,599	—

Total investments	$684,335,052	$—	$265,087,369	$419,247,683

SBIC Debentures at fair value	$76,886,928	$—	$—	$76,886,928

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

		Fair Value Measurements
At December 31, 2010	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
LMM portfolio investments	$279,619,629	$—	$9,442,876	$270,176,753
Private placement portfolio investments	67,139,790	—	67,139,790	—
Investment in affiliated Investment Manager	2,051,655	—	—	2,051,655

Total portfolio investments	348,811,074	—	76,582,666	272,228,408
Marketable securities and idle funds investments	68,752,858	—	68,752,858	—

Total investments	$417,563,932	$—	$145,335,524	$272,228,408

SBIC Debentures at fair value	$70,557,975	$—	$—	$70,557,975

        For the year ended December 31, 2011, there were no transfers within the three fair value hierarchy levels.

Portfolio Investment Composition

        Main Street's LMM portfolio investments principally consist of secured debt, equity warrants and direct equity investments in privately held, LMM companies. The LMM debt investments are secured by either a first or second lien on the assets of the portfolio company, primarily bear interest at fixed rates, and generally mature between five and seven years from the original investment date. In most LMM portfolio companies, Main Street also receives nominally priced equity warrants and/or makes direct equity investments, usually in connection with a debt investment.

        Main Street's private placement portfolio investments primarily consist of direct or secondary purchases of interest-bearing debt securities in companies that are generally larger in size than the LMM companies included in Main Street's LMM portfolio. Main Street's privately placed portfolio debt investments are generally secured by either a first or second priority lien on the assets of the company and have an expected duration of between three and four years.

        Investment income, consisting of interest, dividends and fees, can fluctuate dramatically due to various factors, including the level of new investment activity, repayment of a debt investment or sale of an equity interest. Investment income in any given year could be highly concentrated among several portfolio companies. For the year ended December 31, 2011, Main Street did not record investment income from any single LMM portfolio company in excess of 10% of total LMM investment income, and Main Street did not record investment income from any single private placement portfolio company in excess of 10% of total private placement investment income. For the year ended December 31, 2010, Main Street did not record investment income from any single portfolio company in excess of 10% of total investment income.

        As of December 31, 2011, Main Street had debt and equity investments in 54 LMM portfolio companies with an aggregate fair value of $429.1 million, with a total cost basis of approximately

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

$362.4 million, and a weighted average annual effective yield on its LMM debt investments of approximately 14.8%. Approximately 75% of Main Street's total LMM portfolio investments at cost were in the form of debt investments and 93% of such debt investments at cost were secured by first priority liens on the assets of Main Street's LMM portfolio companies as of December 31, 2011. At December 31, 2011, Main Street had equity ownership in approximately 94% of its LMM portfolio companies and the average fully diluted equity ownership in those portfolio companies was approximately 34%. As of December 31, 2010, Main Street had debt and equity investments in 44 LMM portfolio companies with an aggregate fair value of $279.6 million with a total cost basis of approximately $253.0 million and a weighted average annual effective yield on its LMM debt investments of approximately 14.5%. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2011 and 2010, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment and any debt investments on non-accrual status.

        As of December 31, 2011, Main Street had privately placed portfolio investments in 27 companies collectively totaling approximately $132.9 million in fair value with a total cost basis of approximately $133.4 million. The weighted average revenues for the 27 privately placed portfolio company investments were approximately $367 million. Main Street's privately placed portfolio investments are primarily in the form of debt investments and 69% of such debt investments at cost were secured by first priority liens on portfolio company assets as of December 31, 2011. The weighted average annual effective yield on Main Street's privately placed portfolio debt investments was approximately 10.6% as of December 31, 2011. As of December 31, 2010, Main Street had privately placed portfolio investments in 16 companies collectively totaling approximately $67.1 million in fair value with a total cost basis of approximately $65.6 million. The weighted average revenues for the 16 privately placed portfolio company investments were approximately $352 million. The weighted average annual effective yield on Main Street's privately placed portfolio debt investments was approximately 12.5% as of December 31, 2010. The weighted average annual yields were computed using the effective interest rates for all debt investments at December 31, 2011 and December 31, 2010, including amortization of deferred debt origination fees and accretion of original issue discount but excluding liquidation fees payable upon repayment.

        Summaries of the composition of Main Street's LMM investment portfolio, private placement investment portfolio, and total investment portfolio at cost and fair value as a percentage of the total LMM investment portfolio, the total private placement investment portfolio, and the total investment portfolio are shown in the following table:

	December 31, 2011			December 31, 2010
Cost:	LMM	Private Placement	Total	LMM	Private Placement	Total
First lien debt	69.5%	68.2%	69.1%	70.6%	70.2%	70.5%
Equity	20.5%	1.0%	15.1%	17.7%	0.9%	14.3%
Second lien debt	5.0%	30.8%	12.1%	6.7%	28.2%	11.2%
Equity warrants	5.0%	0.0%	3.7%	5.0%	0.7%	4.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

	December 31, 2011			December 31, 2010
Fair Value:	LMM	Private Placement	Total	LMM	Private Placement	Total
First lien debt	57.7%	68.3%	60.3%	62.6%	70.7%	64.2%
Equity	29.0%	1.0%	22.2%	21.9%	0.9%	17.8%
Second lien debt	4.4%	30.7%	10.8%	6.5%	27.8%	10.6%
Equity warrants	8.9%	0.0%	6.7%	9.0%	0.6%	7.4%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        The following table shows the LMM investment portfolio, private placement investment portfolio, and total investment portfolio composition by geographic region of the United States at cost and fair value as a percentage of the total LMM investment portfolio, the total private placement investment portfolio, and the total investment portfolio. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	December 31, 2011			December 31, 2010
Cost:	LMM	Private Placement	Total	LMM	Private Placement	Total
Southwest	47.8%	26.4%	42.0%	50.5%	12.5%	42.7%
West	31.9%	17.0%	27.7%	29.3%	13.4%	26.1%
Midwest	9.0%	21.3%	12.4%	7.2%	29.6%	11.8%
Northeast	3.9%	24.0%	9.4%	6.0%	40.0%	13.0%
Southeast	7.4%	11.3%	8.5%	7.0%	4.5%	6.4%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	December 31, 2011			December 31, 2010
Fair Value:	LMM	Private Placement	Total	LMM	Private Placement	Total
Southwest	52.1%	25.9%	45.7%	51.8%	12.7%	44.2%
West	28.9%	17.0%	26.0%	28.4%	13.4%	25.5%
Midwest	8.7%	21.5%	11.8%	7.2%	29.3%	11.5%
Northeast	3.9%	24.2%	8.8%	6.2%	40.1%	12.8%
Southeast	6.4%	11.4%	7.7%	6.4%	4.5%	6.0%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

        Main Street's LMM and private placement portfolio investments are in companies conducting business in a variety of industries. Set forth below are tables showing the composition of Main Street's

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

LMM portfolio investments, private placement portfolio investments, and total portfolio investments by industry at cost and fair value as of December 31, 2011 and 2010:

	December 31, 2011			December 31, 2010
Cost:	LMM	Private Placement	Total	LMM	Private Placement	Total
Commercial Services & Supplies	15.4%	0.0%	11.2%	15.0%	0.0%	11.9%
Energy Equipment & Services	9.2%	12.8%	10.2%	6.3%	6.5%	6.4%
Machinery	9.9%	3.7%	8.2%	11.0%	0.0%	8.7%
Media	8.7%	4.0%	7.4%	8.5%	18.6%	10.6%
Health Care Providers & Services	6.5%	7.6%	6.8%	5.3%	2.3%	4.6%
Construction & Engineering	5.3%	4.7%	5.1%	7.2%	0.0%	5.8%
Software	2.8%	7.7%	4.2%	3.8%	0.0%	3.1%
Specialty Retail	5.3%	0.0%	3.8%	6.8%	0.0%	5.4%
Hotels, Restaurants & Leisure	2.1%	7.2%	3.5%	3.3%	0.0%	2.6%
Insurance	3.1%	4.4%	3.4%	0.0%	0.0%	0.0%
Electronic Equipment, Instruments & Components	4.6%	0.0%	3.3%	5.2%	0.0%	4.2%
Food & Staples Retailing	0.0%	10.7%	2.9%	0.0%	29.8%	6.1%
Professional Services	3.5%	0.0%	2.6%	1.3%	0.0%	1.0%
Internet Software & Services	3.0%	0.0%	2.2%	3.6%	0.0%	2.9%
Consumer Finance	3.0%	0.0%	2.1%	0.0%	0.0%	0.0%
Diversified Consumer Services	2.7%	0.0%	1.9%	5.2%	0.0%	4.1%
Building Products	2.6%	0.0%	1.9%	3.2%	0.0%	2.5%
Food Products	0.0%	6.8%	1.9%	0.0%	6.1%	1.3%
Paper & Forest Products	2.2%	0.0%	1.6%	3.0%	9.7%	4.4%
Health Care Equipment & Supplies	2.2%	0.0%	1.6%	1.2%	0.0%	0.9%
Transportation Infrastructure	2.0%	0.0%	1.4%	2.8%	0.0%	2.3%
Leisure Equipment & Products	1.9%	0.0%	1.4%	2.6%	0.0%	2.1%
Chemicals	0.0%	5.2%	1.4%	0.0%	3.5%	0.7%
Trading Companies & Distributors	1.9%	0.0%	1.3%	3.3%	0.0%	2.6%
Pharmaceuticals	0.0%	4.4%	1.2%	0.0%	0.0%	0.0%
Real Estate Management & Development	0.0%	4.3%	1.2%	0.0%	0.0%	0.0%
IT Services	0.0%	4.3%	1.2%	0.0%	0.0%	0.0%
Internet & Catalog Retail	0.0%	3.8%	1.1%	0.0%	0.0%	0.0%
Diversified Telecommunication Services	0.3%	2.7%	1.0%	0.4%	10.5%	2.5%
Construction Materials	1.1%	0.0%	0.9%	0.0%	0.0%	0.0%
Auto Components	0.0%	3.0%	0.9%	0.0%	0.0%	0.0%
Containers & Packaging	0.0%	2.2%	0.6%	0.0%	0.0%	0.0%
Oil, Gas & Consumable Fuels	0.0%	0.0%	0.0%	0.0%	5.8%	1.2%
Metals & Mining	0.0%	0.0%	0.0%	0.0%	4.4%	0.9%
Thrifts & Mortgage Finance	0.0%	0.0%	0.0%	0.0%	2.6%	0.5%
Other(1)	0.7%	0.5%	0.6%	1.0%	0.2%	0.7%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Various industries with each individually less than 0.5% of portfolio totals

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

	December 31, 2011			December 31, 2010
Fair Value:	LMM	Private Placement	Total	LMM	Private Placement	Total
Energy Equipment & Services	11.2%	12.9%	11.6%	7.2%	6.7%	7.1%
Commercial Services & Supplies	13.5%	0.0%	10.2%	13.7%	0.0%	11.1%
Machinery	10.7%	3.7%	9.0%	10.8%	0.0%	8.7%
Health Care Providers & Services	7.4%	7.6%	7.4%	7.1%	2.5%	6.2%
Media	7.4%	4.0%	6.5%	7.6%	18.4%	9.7%
Construction & Engineering	6.0%	4.7%	5.7%	8.2%	0.0%	6.6%
Internet Software & Services	5.8%	0.0%	4.4%	4.8%	0.0%	3.9%
Software	2.8%	7.7%	4.0%	3.5%	0.0%	2.8%
Hotels, Restaurants & Leisure	2.5%	7.1%	3.6%	3.7%	0.0%	3.0%
Insurance	2.6%	4.5%	3.0%	0.0%	0.0%	0.0%
Specialty Retail	3.8%	0.0%	2.9%	6.0%	0.0%	4.8%
Diversified Consumer Services	3.7%	0.0%	2.8%	5.5%	0.0%	4.4%
Electronic Equipment, Instruments & Components	3.7%	0.0%	2.8%	5.0%	0.0%	4.1%
Food & Staples Retailing	0.0%	10.7%	2.6%	0.0%	30.0%	5.8%
Trading Companies & Distributors	2.6%	0.0%	2.0%	3.3%	0.0%	2.7%
Consumer Finance	2.5%	0.0%	1.9%	0.0%	0.0%	0.0%
Professional Services	2.2%	0.0%	1.7%	0.4%	0.0%	0.3%
Paper & Forest Products	2.2%	0.0%	1.6%	3.0%	9.4%	4.2%
Food Products	0.0%	6.7%	1.6%	0.0%	6.2%	1.2%
Transportation Infrastructure	2.0%	0.0%	1.5%	3.0%	0.0%	2.4%
Health Care Equipment & Supplies	1.9%	0.0%	1.4%	1.1%	0.0%	0.9%
Chemicals	0.0%	5.2%	1.3%	0.0%	3.4%	0.7%
Building Products	1.5%	0.0%	1.2%	2.1%	0.0%	1.7%
Pharmaceuticals	0.0%	4.7%	1.1%	0.0%	0.0%	0.0%
Real Estate Management & Development	0.0%	4.5%	1.1%	0.0%	0.0%	0.0%
Leisure Equipment & Products	1.2%	0.0%	1.0%	2.3%	0.0%	1.8%
IT Services	0.0%	3.8%	1.0%	0.0%	0.0%	0.0%
Internet & Catalog Retail	0.0%	3.8%	1.0%	0.0%	0.0%	0.0%
Road & Rail	1.0%	0.0%	0.8%	0.9%	0.0%	0.8%
Diversified Telecommunication Services	0.2%	2.7%	0.8%	0.2%	10.3%	2.2%
Auto Components	0.0%	3.0%	0.7%	0.0%	0.0%	0.0%
Containers & Packaging	0.0%	2.2%	0.5%	0.0%	0.0%	0.0%
Oil, Gas & Consumable Fuels	0.0%	0.0%	0.0%	0.0%	5.8%	1.1%
Metals & Mining	0.0%	0.0%	0.0%	0.0%	4.5%	0.9%
Thrifts & Mortgage Finance	0.0%	0.0%	0.0%	0.0%	2.6%	0.5%
Other(1)	1.6%	0.5%	1.3%	0.6%	0.2%	0.4%

	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)
Various industries with each individually less than 0.5% of portfolio totals

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE C—FAIR VALUE HIERARCHY FOR INVESTMENTS AND DEBENTURES (Continued)

        At December 31, 2011, Main Street had no LMM investment that was greater than 10% of its total LMM investment portfolio at fair value and no private placement investment that was greater than 10% of its total private placement investment portfolio at fair value. At December 31, 2010, Main Street had no investment that was greater than 10% of its total investment portfolio at fair value.

NOTE D—WHOLLY OWNED INVESTMENT MANAGER

        As part of the Formation Transactions, the Investment Manager became a wholly owned subsidiary of MSCC. However, the Investment Manager is accounted for as a portfolio investment since the Investment Manager is not an investment company and since it conducts a significant portion of its investment management activities for parties outside of MSCC and its consolidated subsidiaries. The Investment Manager receives recurring investment management fees from MSC II pursuant to a separate investment advisory agreement. The payments due under the investment advisory agreement were fixed at $3.3 million per year, paid quarterly, until September 30, 2010. Subsequent to September 30, 2010, under the investment advisory agreement, MSC II is obligated to pay a 2% annualized management fee based upon the MSC II assets under management. Subsequent to the closing of the Exchange Offer, the investment in the Investment Manager was reduced to reflect the remaining pro rata portion of the MSC II equity and the related portion of the MSC II management fees that were not acquired by MSCC. The Investment Manager also receives certain management, consulting and advisory fees for providing these services to third parties, and collectively with the MSC II management fees attributable to the remaining noncontrolling interest in MSC II is referred to as the "External Services." The portfolio investment in the Investment Manager is accounted for using fair value accounting, with the fair value determined by Main Street and approved, in good faith, by Main Street's Board of Directors, based on the same valuation methodologies applied to determine the original valuation. The valuation for the Investment Manager is based on the total estimated present value of the net cash flows received for the External Services, over the estimated dollar averaged life of the related investment management, advisory or consulting contract, and is also based on comparable public market transactions. The net cash flows utilized in the valuation of the Investment Manager exclude any revenues and expenses from MSCC and its subsidiaries, but include the revenues attributable to External Services, and are reduced by an estimated allocation of costs related to providing such External Services. Any change in fair value of the investment in the Investment Manager is recognized on Main Street's statement of operations as "Unrealized appreciation (depreciation) in Investment in affiliated Investment Manager," with a corresponding increase (in the case of appreciation) or decrease (in the case of depreciation) to "Investment in affiliated Investment Manager" on Main Street's balance sheet. As part of the Exchange Offer Transactions, the investment in the Investment Manager was reduced by $13.7 million and such reduction was recorded against "Additional paid-in capital" as an adjustment to the original valuation recorded as part of the Formation Transactions. Main Street believes that the valuation for the Investment Manager will generally decrease over the life of the investment management, advisory and consulting contracts attributable to third parties, absent obtaining additional recurring cash flows from performing External Services for other external investment entities or other third parties.

        The Investment Manager has elected, for tax purposes, to be treated as a taxable entity and is taxed at normal corporate tax rates based on its taxable income. The taxable income of the Investment Manager may differ from its book income due to temporary book and tax timing differences, as well as

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

permanent differences. The Investment Manager provides for any current taxes payable and deferred tax items in its separate financial statements.

        MSCC has a support services agreement with the Investment Manager that is structured to provide reimbursement to the Investment Manager for any personnel, administrative and other costs it incurs in conducting its operational and investment management activities in excess of the fees received for providing management advisory services. As a wholly owned subsidiary of MSCC, the Investment Manager manages the day-to-day operational and investment activities of MSCC and its subsidiaries. The Investment Manager pays personnel and other administrative expenses, except those specifically required to be borne by MSCC which principally include direct costs that are specific to MSCC's status as a publicly traded entity. The expenses paid by the Investment Manager include the cost of salaries and related benefits, rent, equipment and other administrative costs required for day-to-day operations.

        Pursuant to the support services agreement with MSCC, the Investment Manager is reimbursed by MSCC for its excess operating expenses associated with providing investment management and other services to MSCC and its subsidiaries, as well as third parties. Each quarter, as part of the support services agreement, MSCC makes payments to cover all cash operating expenses incurred by the Investment Manager, less fees that the Investment Manager receives pursuant to third party long-term investment advisory agreements and consulting agreements. Subsequent to the consolidation of MSC II in connection with the Exchange Offer, the management fees paid by MSC II to the Investment Manager are now included in "Expenses reimbursed to affiliated Investment Manager" on the statements of operations along with any additional net costs reimbursed by MSCC to the Investment Manager pursuant to the support services agreement. For the years ended December 31, 2011, 2010, and 2009, the expenses reimbursed by MSCC and management fees paid by MSC II to the Investment Manager totaled $8.9 million, $5.3 million, and $0.6 million, respectively.

        In its separate stand-alone financial statements as summarized below, the Investment Manager recognized an $18 million intangible asset related to the investment advisory agreement with MSC II consistent with Staff Accounting Bulletin No. 54, Application of "Pushdown" Basis of Accounting in Financial Statements of Subsidiaries Acquired by Purchase ("SAB 54"). Under SAB 54, push-down accounting is required in "purchase transactions that result in an entity becoming substantially wholly owned." In this case, MSCC acquired 100% of the equity interests in the Investment Manager in the Formation Transactions. Because the $18 million value attributed to MSCC's investment in the Investment Manager was derived from the long-term, recurring management fees under the investment advisory agreement with MSC II, the same methodology used to determine the $18 million valuation of the Investment Manager in connection with the Formation Transactions was utilized to establish the push-down accounting basis for the intangible asset. The intangible asset is being amortized over the estimated economic life of the investment advisory agreement with MSC II. For the years ended December 31, 2011, 2010, and 2009, the Investment Manager recognized $1.2 million, $1.1 million, and $1.0 million of amortization expense in each respective period associated with the intangible asset. Amortization expense is not included in the expenses reimbursed by MSCC to the Investment Manager based upon the support services agreement since it is non-cash and non-operating in nature.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE D—WHOLLY OWNED INVESTMENT MANAGER (Continued)

        Summarized financial information from the separate financial statements of the Investment Manager is as follows:

	As of December 31,
	2011	2010
	(Unaudited)
Cash	$98,918	$191,645
Accounts receivable	28,965	75,501
Accounts receivable—MSCC	4,830,750	15,124
Intangible asset (net of accumulated amortization of $4,392,329 and $3,209,740 as of December 31, 2011 and 2010, respectively)	13,607,671	14,790,260
Deposits and other	145,133	139,244

Total assets	$18,711,437	$15,211,774

Accounts payable and accrued liabilities	$5,248,338	$566,087
Equity	13,463,099	14,645,687

Total liabilities and equity	$18,711,437	$15,211,774

	Years Ended December 31,
	2011	2010	2009
	(Unaudited)
Management fee income from Main Street Capital II	$2,455,353	$3,054,011	$3,325,200
Other management advisory fees	527,499	369,595	287,200

Total income	2,982,852	3,423,606	3,612,400
Salaries, benefits and other personnel costs	(8,270,996)	(4,542,861)	(3,415,837)
Occupancy expense	(327,645)	(308,380)	(348,761)
Professional expenses	(76,637)	(102,122)	(12,794)
Amortization expense—intangible asset	(1,182,588)	(1,084,943)	(950,589)
Other expenses	(767,195)	(679,365)	(404,876)
Expense reimbursement from MSCC	6,459,621	2,209,122	569,868

Total net expenses	(4,165,440)	(4,508,549)	(4,562,989)

Net loss	$(1,182,588)	$(1,084,943)	$(950,589)

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE E—DEFERRED FINANCING COSTS

        Deferred financing costs balances as of December 31, 2011 and 2010 are as follows:

	As of December 31,
	2011	2010
SBIC debenture commitment fees	$1,340,000	$1,000,000
SBIC debenture leverage fees	3,065,075	2,095,075
Other	1,929,755	953,154

Subtotal	6,334,830	4,048,229
Accumulated amortization	(2,166,815)	(1,504,584)

Net deferred financing costs balance	$4,168,015	$2,543,645

        Estimated aggregate amortization expense for each of the five years succeeding December 31, 2011 and thereafter is as follows:

Years Ended December 31,	Estimated Amortization
2012	$912,678
2013	$903,345
2014	$735,919
2015	$311,167
2016	$273,542
2017 and thereafter	$941,363

NOTE F—SBIC DEBENTURES

        SBIC debentures payable at December 31, 2011 and 2010 were $220 million and $180 million, respectively. SBIC debentures provide for interest to be paid semi-annually, with principal due at the applicable 10-year maturity date of each debenture. The weighted average annual interest rate as of December 31, 2011 and 2010 was 5.1% and 5.2%, respectively. The first principal maturity due under the existing SBIC debentures is in 2013, and the remaining weighted average duration as of December 31, 2011 is approximately 6.7 years. For the year ended December 31, 2011, Main Street recognized $11.1 million in interest expense attributable to the SBIC debentures. In accordance with SBA regulations, the Funds are precluded from incurring additional non-SBIC debt without the prior approval of the SBA. The Funds are subject to annual compliance examinations by the SBA. There have been no historical findings resulting from these examinations.

        As of December 31, 2011, the recorded value of the SBIC debentures was $201.9 million which consisted of (i) $76.9 million recorded at fair value, or $18.1 million less than the $95.0 million face value of these SBIC debentures held in MSC II, and (ii) $125 million reported at face value and held in MSMF. As of December 31, 2011, if Main Street had adopted the fair value option under ASC 825 for all of its SBIC debentures, Main Street estimates the fair value of its SBIC debentures would be approximately $177.9 million, or $42.1 million less than the $220 million face value of the SBIC debentures.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE F—SBIC DEBENTURES (Continued)

        SBIC Debentures payable at December 31, 2011 and 2010 consist of the following:

Maturity Date	Fixed Interest Rate	Amount
9/1/2013	5.762%	$4,000,000
3/1/2014	5.007%	3,000,000
9/1/2014	5.571%	9,000,000
9/1/2014	5.539%	6,000,000
3/1/2015	5.925%	2,000,000
3/1/2015	5.893%	2,000,000
9/1/2015	5.796%	19,100,000
3/1/2017	6.231%	3,900,000
3/1/2017	6.263%	1,000,000
3/1/2017	6.317%	5,000,000
3/1/2020	4.514%	10,000,000
Debentures Acquired in the Exchange Offer on January 7, 2010
9/1/2016	6.476%	5,000,000
3/1/2017	6.317%	7,100,000
9/1/2017	6.434%	19,800,000
9/1/2017	6.469%	7,900,000
3/1/2018	6.377%	10,200,000
9/1/2019	4.950%	20,000,000

Balances as of Consummation of the Exchange Offer		135,000,000
9/1/2020	3.932%	10,000,000
9/1/2020	3.500%	35,000,000

Balances as of December 31, 2010		180,000,000
3/1/2021	4.369%	10,000,000
3/1/2021	4.599%	20,000,000
9/1/2021	3.392%	10,000,000

Balances as of December 31, 2011		$220,000,000

NOTE G—CREDIT FACILITY

        In November 2011, Main Street expanded its credit facility (the "Credit Facility") from $155 million to $210 million to provide additional liquidity in support of future investment and operational activities. The $55 million increase in total commitments included commitment increases by lenders currently participating in the Credit Facility, as well as the addition of one new lender relationship which diversified the Main Street lending group to a total of seven participants. In December 2011, Main Street further expanded the Credit Facility from $210 million to $235 million. The $25 million increase in total commitments included the addition of one new lender relationship which further diversified the lending group to a total of eight participants. The recent increases in total commitments were executed under the accordion feature of the Credit Facility which allows Main Street to increase the total commitments under the facility up to $300 million of total commitments from new or existing lenders on the same terms and conditions as the existing commitments.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE G—CREDIT FACILITY (Continued)

Borrowings under the Credit Facility bear interest, subject to Main Street's election, on a per annum basis equal to (i) the applicable LIBOR rate plus 2.50% or (ii) the applicable base rate plus 1.50%. Main Street pays unused commitment fees of 0.375% per annum on the unused lender commitments under the Credit Facility. The Credit Facility is secured by a first lien on the assets of MSCC and its subsidiaries, excluding the assets of the Funds. The Credit Facility contains certain affirmative and negative covenants, including but not limited to: (i) maintaining an interest coverage ratio of at least 2.0 to 1.0, (ii) maintaining an asset coverage ratio of at least 2.5 to 1.0, and (iii) maintaining a minimum tangible net worth. The Credit Facility will mature in September 2014. At December 31, 2011, Main Street had $107.0 million in borrowings outstanding under the Credit Facility. For the year ended December 31, 2011, Main Street recognized $2.5 million in interest expense related to the Credit Facility, including unused commitment fees and amortization of deferred loan costs. As of December 31, 2011, the interest rate on the Credit Facility was 2.77%, and Main Street was in compliance with all financial covenants of the Credit Facility.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE H—FINANCIAL HIGHLIGHTS

	Years Ended December 31,
Per Share Data:	2011	2010	2009	2008	2007
Net asset value at beginning of period	$13.06	$11.96	$12.20	$12.85	$4.90
Net investment income(1)(3)	1.69	1.16	0.92	1.13	0.76
Net realized gain (loss) from investments(1)(2)(3)	0.11	(0.17)	(0.78)	0.16	0.55
Net change in unrealized appreciation(1)(2)(3)	1.23	1.14	0.82	(0.44)	(0.63)
Income tax provision(1)(2)(3)	(0.27)	(0.05)	0.23	0.35	(0.38)
Bargain purchase gain(1)	—	0.30	—	—	—

Net increase in net assets resulting from operations(1)	2.76	2.38	1.19	1.20	0.30
Net increase in net assets associated with the Formation Transactions and the IPO	—	—	—	—	8.66
Dividends paid to stockholders	(1.56)	(1.50)	(1.50)	(1.43)	(0.33)
Impact of monthly dividend declared as of December 31 but paid in January of the following year	(0.14)	—	0.13	(0.13)	—
Net decrease in net assets from distributions to partners, net of contributions	—	—	—	—	(0.72)
Accretive effect of public stock offerings (issuing shares above NAV per share)	0.74	0.49	—	—	—
Accretive effect of Exchange Offer	—	0.22	—	—	—
Adjustment to investment in Investment Manager in connection with Exchange Offer Transactions	—	(0.73)	—	—	—
Accretive effect of DRIP issuance (issuing shares above NAV per share)	0.05	0.08	—	—	0.22
Other(4)	0.28	0.16	(0.06)	(0.29)	(0.18)

Net asset value at December 31	$15.19	$13.06	$11.96	$12.20	$12.85

Market value at December 31	$21.24	$18.19	$16.12	$9.77	$14.01
Shares outstanding at December 31	26,714,384	18,797,444	10,842,447	9,206,483	8,959,718

(1)
Based on weighted average number of common shares outstanding for the period.

(2)
Net realized gains or losses, net change in unrealized appreciation or depreciation, and income taxes can fluctuate significantly from period to period.

(3)
Per share amounts are net of the earnings attributable to MSC II noncontrolling interest.

(4)
Includes the impact of the different share amounts as a result of calculating certain per share data based on the weighted average basic shares outstanding during the period and certain per share data based on the shares outstanding as of a period end or transaction date.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE H—FINANCIAL HIGHLIGHTS (Continued)

	Years Ended December 31,
	2011	2010	2009	2008	2007
Net asset value at end of period	$405,710,709	$245,534,645	$129,660,131	$112,356,056	$115,149,208
Average net asset value	$327,385,882	$195,785,250	$120,539,528	$114,977,272	$56,882,526
Average outstanding debt	$277,692,308	$158,563,014	$57,000,000	$55,000,000	$53,020,000
Ratio of total expenses, including income tax expense, to average net asset value(1)(2)	9.82%	8.81%	5.63%	6.07%	16.20%
Ratio of operating expenses to average net asset value(1)	7.96%	8.34%	5.63%	6.07%	10.47%
Ratio of operating expenses, excluding interest expense, to average net asset value(1)	4.01%	3.98%	2.48%	2.79%	4.76%
Ratio of net investment income to average net asset value(1)	11.76%	9.65%	7.65%	8.97%	11.47%
Portfolio turnover ratio	30.82%	26.71%	18.48%	19.34%	18.30%
Total return based on change in net asset value(3)	25.64%	26.11%	10.64%	9.84%	5.88%

(1)
Ratios are net of amounts attributable to MSC II noncontrolling interest.

(2)
Total expenses are the sum of operating expenses and income tax expense. Income tax expense primarily relates to the accrual of deferred taxes on the net unrealized appreciation from portfolio investments held in Taxable Subsidiaries, which is non-cash in nature and may vary significantly from period to period. Main Street is required to include deferred taxes in calculating its total expenses even though these deferred taxes are not currently payable.

(3)
Total return based on change in net asset value was calculated using the sum of ending net asset value plus dividends to stockholders and other non-operating changes during the period, as divided by the beginning net asset value.

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME

        Main Street paid monthly dividends of (i) $0.125 per share for each month of January 2011 through March 2011, (ii) $0.13 per share for each month of April 2011 through September 2011, and (iii) $0.135 per share for each month of October 2011 through December 2011, totaling $34.9 million, or $1.56 per share, for the 2011 year. For tax purposes, the 2011 dividends were comprised of (i) ordinary income totaling approximately $1.25 per share, (ii) long term capital gain totaling approximately $0.37 per share, and (iii) qualified dividend income totaling approximately $0.07 per share. Main Street estimates that it generated undistributed taxable income of approximately $7.9 million, or $0.30 per share, during 2011 that will be carried forward toward distributions paid in 2012. During December 2011, Main Street declared and accrued a $0.135 per share monthly dividend that was paid in January 2012. For the year ended December 31, 2010, Main Street paid total monthly dividends of approximately $23.9 million, or $1.50 per share, for the period.

        Ordinary dividend distributions from a RIC do not qualify for the 15% maximum tax rate on dividend income from domestic corporations and qualified foreign corporations, except to the extent that the RIC received the income in the form of qualifying dividends from domestic corporations and qualified foreign corporations. The tax attributes for dividends will generally include both ordinary

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

income and capital gains but may also include qualified dividends or return of capital. The tax character of distributions paid for the years ended December 31, 2011, 2010, and 2009 was as follows:

	For the Years Ended December 31,
	2011	2010	2009
Ordinary income	$29,353,875	$19,464,742	$12,115,234
Qualified dividends	1,444,598	219,063	—
Distributions of long term capital gains	7,750,370	4,216,104	1,619,697

Distributions on tax basis	$38,548,843	$23,899,909	$13,734,931

        MSCC has elected to be treated for federal income tax purposes as a RIC. As a RIC, MSCC generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that MSCC distributes to its stockholders as dividends. MSCC must generally distribute at least 90% of its investment company taxable income to qualify for pass-through tax treatment and maintain its RIC status. As part of maintaining RIC status, undistributed taxable income (subject to a 4% excise tax) pertaining to a given fiscal year may be distributed up to 12 months subsequent to the end of that fiscal year, provided such dividends are declared prior to the filing of the federal income tax return for the prior year.

        The Taxable Subsidiaries hold certain portfolio investments for Main Street. The Taxable Subsidiaries are consolidated with Main Street for financial reporting purposes, and the portfolio investments held by the Taxable Subsidiaries are included in Main Street's consolidated financial statements. The principal purpose of the Taxable Subsidiaries is to permit Main Street to hold equity investments in portfolio companies which are "pass through" entities for tax purposes in order to comply with the "source income" requirements contained in the RIC tax provisions of the Code. The Taxable Subsidiaries are not consolidated with Main Street for income tax purposes and may generate income tax expense or income tax benefit as a result of their ownership of various portfolio investments. This income tax expense or benefit, if any, is reflected in Main Street's Consolidated Statement of Operations. For the year ended December 31, 2011, Main Street recognized an income tax provision of $6.3 million primarily consisting of deferred tax expense related to net unrealized appreciation on certain portfolio investments held by the Taxable Subsidiaries.

        Main Street's provision for income taxes, including the Taxable Subsidiaries, was comprised of the following:

	Years Ended December 31,
	2011	2010	2009
Current tax expense (benefit):
Federal	$—	$—	$(823,045)
State	252,750	200,000	87,923

Total current tax expense (benefit)	252,750	200,000	(735,122)
Deferred tax expense (benefit):
Federal	5,435,274	428,064	(1,594,719)
State	299,638	246,917	—

Total deferred tax expense (benefit)	5,734,912	674,981	(1,594,719)
Excise tax	300,000	65,653	40,000

Total income tax provision (benefit)	$6,287,662	$940,634	$(2,289,841)

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

        As of December 31, 2011, the cost of investments for federal income tax purposes was $628.8 million, resulting in a gross unrealized appreciation of $81.7 million and gross unrealized depreciation of $26.1 million.

        Listed below is a reconciliation of "Net Increase in Net Assets Resulting From Operations" to taxable income and to total distributions declared to common stockholders for the years ended December 31, 2011 and 2010.

	Years Ended December 31,
	2011	2010
	(estimated)(1)
Net increase in net assets resulting from operations	$64,106,430	$39,970,351
Share-based compensation expense	2,047,039	1,488,709
Net realized income allocated to noncontrolling interest	(857,286)	(250,180)
Net change in unrealized appreciation on investments	(28,478,529)	(19,639,414)
Bargain purchase gain	—	(4,890,582)
Income tax provision	6,287,662	940,634
Pre-tax book (income) loss not consolidated for tax purposes	(223,181)	6,036,427
Book income and tax income differences, including debt origination, structuring fees, dividends, and realized gains	3,014,192	(100,734)

Estimated taxable income	45,896,327	23,555,211
Taxable income earned in prior year and carried forward for distribution in current year	586,227	930,925
Ordinary taxable income earned in current period and carried forward for distribution	(11,540,153)	(586,227)
Dividend accrued as of December 31, 2011 and paid on January 16, 2012	3,606,442	—

Total distributions accrued or paid to common stockholders	$38,548,843	$23,899,909

(1)
Main Street's taxable income for 2011 is an estimate and will not be finally determined until the company files its 2011 tax return in 2012. Therefore, the final taxable income, and the taxable income earned in 2011 and carried forward for distribution in 2012, may be different than this estimate.

        The net deferred tax liability at December 31, 2011 was $3.8 million and primarily related to (i) $11.5 million of deferred tax liability associated with timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries and (ii) $0.2 million of deferred tax liability associated with timing differences from recognition of realized gains on portfolio investments held by the Taxable Subsidiaries, partially offset by (i) $6.7 million of deferred tax assets associated with net loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and (ii) $1.2 million of deferred tax assets associated with basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax purposes. The net deferred tax asset at December 31, 2010 was $2.0 million and primarily related to (i) $6.6 million of deferred tax assets associated with net operating loss carryforwards primarily resulting from historical realized losses on portfolio investments held by the Taxable Subsidiaries and (ii) $0.3 million of deferred tax assets associated with basis differences of portfolio investments held by the Taxable Subsidiaries which are "pass through" entities for tax

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE I—DIVIDENDS, DISTRIBUTIONS AND TAXABLE INCOME (Continued)

purposes, partially offset by $5.0 million of deferred tax liability associated with timing differences from net unrealized appreciation of portfolio investments held by the Taxable Subsidiaries. Management believes that the realization of the deferred tax assets is more likely than not based on expectations as to future taxable income and scheduled reversals of temporary differences. Accordingly, Main Street did not record a valuation allowance related to its deferred tax assets at December 31, 2011 and 2010. The following table sets forth the significant components of net deferred tax assets and liabilities as of December 31, 2011 and 2010.

	Years Ended December 31,
	2011	2010
Deferred tax assets:
Net loss carryforwards resulting from realized losses	6,686,963	6,647,889
Basis differences in portfolio investment "pass through" entities	1,226,870	310,885

Total deferred tax assets	7,913,833	6,958,774

Deferred tax liabilities:
Net unrealized appreciation of portfolio investments	(11,490,717)	(5,000,181)
Other	(199,436)	—

Total deferred tax liabilities	(11,690,153)	(5,000,181)

Total net deferred tax assets (liabilities)	(3,776,320)	1,958,593

        For federal income tax purposes, the net loss carryforwards expire in various years from 2028 through 2031. The timing and manner in which Main Street will utilize any net loss carryforwards in any year, or in total, may be limited in the future under the provisions of the Code.

NOTE J—EXCHANGE OFFER

        On January 7, 2010, MSCC consummated the Exchange Offer to exchange 1,239,695 shares (the "Exchange Shares") of its common stock for approximately 88% of the total dollar value of the limited partner interests in MSC II. Pursuant to the terms of the Exchange Offer, 100% of the membership interests in MSC II GP were also transferred to MSCC for no consideration. MSC II commenced operations in January 2006, is an investment fund that operates as an SBIC and is managed by the Investment Manager. The Exchange Offer was applicable to all MSC II limited partner interests except for any limited partner interests owned by affiliates of MSCC, including any limited partner interests owned by officers or directors of MSCC. The Exchange Offer was formally approved by the SBA prior to closing. The Exchange Shares were subject to a one-year contractual lock-up from the Exchange Offer closing date. An approximately 12% minority ownership in the total dollar value of the MSC II limited partnership interests remains outstanding, including approximately 5% owned by affiliates of MSCC.

        The Exchange Offer was accounted for under the acquisition method of accounting in accordance with ASC 805. Accordingly, the purchase price was preliminarily allocated to the acquired assets and liabilities based on their estimated fair values at the Exchange Offer acquisition date as summarized in the following table. The fair value of the MSC II net assets acquired exceeded the fair value of the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE J—EXCHANGE OFFER (Continued)

stock consideration issued, resulting in a bargain purchase gain that was recorded by Main Street in the period that the Exchange Offer was completed.

Value of the stock consideration issued for limited partner interests acquired	$19,934,296 (1)
Fair value of noncontrolling limited partner interests	3,396,005 (2)

Total stock consideration and noncontrolling interest value	23,330,301
Fair value of MSC II assets and liabilities on January 7, 2010:
Cash	2,489,920
Debt investments acquired at fair value	64,925,164
Equity investments acquired at fair value	14,930,614
Other assets	808,560
SBIC debentures at fair value	(53,139,092)
Deferred tax liability assumed	(82,827)
Other liabilities	(1,519,608)

Total fair value of MSC II net assets	28,412,731

Bargain purchase gain	5,082,430
Transaction costs associated with the Exchange Offer	(191,848)

Bargain purchase gain, net of transaction costs	$4,890,582

(1)
The value of the shares of common stock exchanged for a majority of MSC II limited partner interests was based upon the closing price of Main Street's common stock at January 7, 2010, the closing date of the Exchange Offer.

(2)
The fair value of the noncontrolling limited partner interests was based on the noncontrolling interests' share in the total fair value of MSC II net assets at January 7, 2010.

        Consummation of the Exchange Offer Transactions provides Main Street with access to additional long-term, low-cost leverage capacity through the SBIC program. The American Recovery and Reinvestment Act of 2009 enacted in February 2009 (the "Stimulus Bill") increased the maximum amount of combined SBIC leverage (or SBIC leverage cap) to $225 million for affiliated SBIC funds from the previous SBIC leverage cap of approximately $137 million. Since the increase in the SBIC leverage cap applies to affiliated SBIC funds, Main Street is required to allocate such increased borrowing capacity between MSMF and MSC II.

  Supplemental pro forma information

        The following represents actual operating results for the years ended December 31, 2011 and 2010 and pro forma operating results for the year ended December 31, 2009. The pro forma operating

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE J—EXCHANGE OFFER (Continued)

results assume the Exchange Offer Transactions had been completed as of the beginning of the 2009 calendar year:

	Years Ended December 31,
	2011	2010	Pro Forma 2009
	(Dollars in millions except per share amounts)
Total investment income	$66.2	$36.5	$26.7

Net investment income	$39.3	$19.3	$12.6

Net increase in net assets resulting from operations attributable to common stock	$63.0	$38.7	$11.4

Net investment income per share—basic and diluted	$1.69	$1.16	$0.87

Net increase in net assets resulting from operations attributable to common stock per share—basic and diluted	$2.76	$2.38	$0.80

NOTE K—COMMON STOCK

        In October 2011, Main Street completed a public stock offering of 3,450,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $17.50 per share, resulting in total net proceeds of approximately $57.5 million, after deducting underwriters' commissions and offering costs.

        In March 2011, Main Street completed a public stock offering of 4,025,000 shares of common stock, including the underwriters' full exercise of the over-allotment option, at a price to the public of $18.35 per share, resulting in total net proceeds of approximately $70.3 million, after deducting underwriters' commissions and offering costs.

        In August 2010, Main Street completed a public stock offering of 3,220,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $15.00 per share, resulting in total net proceeds of approximately $45.8 million, after deducting underwriters' commissions and offering costs.

        In January 2010, Main Street completed a public stock offering of 2,875,000 shares of common stock, including the underwriters' exercise of the over-allotment option, at a price to the public of $14.75 per share, resulting in total net proceeds of approximately $40.1 million, after deducting underwriters' commissions and offering costs.

NOTE L—DIVIDEND REINVESTMENT PLAN ("DRIP")

        Main Street's DRIP provides for the reinvestment of dividends on behalf of its stockholders, unless a stockholder has elected to receive dividends in cash. As a result, if Main Street declares a cash dividend, the company's stockholders who have not "opted out" of the DRIP by the dividend record date will have their cash dividend automatically reinvested into additional shares of MSCC common stock. Main Street has the option to satisfy the share requirements of the DRIP through the issuance of shares of common stock or through open market purchases of common stock by the DRIP plan administrator. Newly issued shares will be valued based upon the final closing price of MSCC's common stock on the valuation date determined for each dividend by Main Street's Board of Directors. Shares purchased in the open market to satisfy the DRIP requirements will be valued based upon the

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE L—DIVIDEND REINVESTMENT PLAN ("DRIP") (Continued)

average price of the applicable shares purchased by the DRIP plan administrator, before any associated brokerage or other costs. Main Street's DRIP is administered by its transfer agent on behalf of Main Street's record holders and participating brokerage firms. Brokerage firms and other financial intermediaries may decide not to participate in Main Street's DRIP but may provide a similar dividend reinvestment plan.

        For the year ended December 31, 2011, $10.5 million of the total $34.9 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 348,695 newly issued shares and with the purchase of 217,407 shares of common stock in the open market. For the year ended December 31, 2010, $8.2 million of the total $23.9 million in dividends paid to stockholders represented DRIP participation. During this period, Main Street satisfied the DRIP participation requirements with the issuance of 478,731 newly issued shares and with the purchase of 35,572 shares of common stock in the open market. The shares disclosed above relate only to Main Street's DRIP and exclude any activity related to broker-managed dividend reinvestment plans.

NOTE M—SHARE-BASED COMPENSATION

        Main Street accounts for its share-based compensation plans using the fair value method, as prescribed by ASC 718, Compensation—Stock Compensation. Accordingly, for restricted stock awards, Main Street measured the grant date fair value based upon the market price of its common stock on the date of the grant and will amortize this fair value to share-based compensation expense over the requisite service period or vesting term.

        Main Street's Board of Directors approves the issuance of shares of restricted stock to Main Street employees pursuant to the Main Street Capital Corporation 2008 Equity Incentive Plan. These shares vest over a four-year period from the grant date and are expensed over the four-year service period starting on the grant date. The following table summarizes the restricted stock issuances approved by Main Street's Board of Directors and the remaining shares of restricted stock available for issuance as of December 31, 2011:

Restricted stock authorized under the plan	2,000,000
Less restricted stock granted on:
July 1, 2008	(245,645)
July 1, 2009	(99,312)
July 1, 2010	(149,357)
June 20, 2011	(117,728)

Restricted stock available for issuance as of December 31, 2011	1,387,958

        The following table summarizes the restricted stock issued to Main Street's independent directors pursuant to the Main Street Capital Corporation 2008 Non-Employee Director Restricted Stock Plan.

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE M—SHARE-BASED COMPENSATION (Continued)

These shares vest on the day immediately preceding the annual meeting of stockholders following the respective grant date and are expensed over a one-year service period starting on the grant date:

Restricted stock authorized under the plan	200,000
Less restricted stock granted on:
July 1, 2008	(20,000)
July 1, 2009	(8,512)
July 1, 2010	(7,920)
June 20, 2011	(6,584)
August 3, 2011	(1,658)

Restricted stock available for issuance as of December 31, 2011	155,326

        For the years ended December 31, 2011, 2010, and 2009 Main Street recognized total share-based compensation expense of $2.0 million, $1.5 million, and $1.1 million, respectively, related to the restricted stock issued to Main Street employees and independent directors.

        As of December 31, 2011, there was $4.2 million of total unrecognized compensation expense related to Main Street's non-vested restricted shares. This compensation expense is expected to be recognized over a remaining weighted-average period of approximately 2.7 years as of December 31, 2011.

NOTE N—COMMITMENTS

        At December 31, 2011, Main Street had a total of $39.6 million in outstanding commitments comprised of (i) seven commitments to fund revolving loans that had not been fully drawn and (ii) two capital commitments that had not been fully called.

NOTE O—SUPPLEMENTAL CASH FLOW DISCLOSURES

        Listed below are the supplemental cash flow disclosures for the years ended December 31, 2011, 2010, and 2009:

	Year Ended December 31,
	2011	2010	2009
Interest paid	$12,066,829	$7,805,750	$3,415,200
Taxes paid	$194,488	$74,925	$109,404
Non-cash financing activities:
Shares issued in connection with the MSC II Exchange Offer	$—	$20,093,091	$—
Shares issued pursuant to the DRIP	$6,611,788	$7,637,090	$3,692,720

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE P—SELECTED QUARTERLY DATA (UNAUDITED)

	2011
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$13,374,572	$16,107,303	$17,086,333	$19,671,802
Net investment income	$7,392,482	$9,593,632	$10,361,362	$11,929,628
Net increase in net assets resulting from operations attributable to common stock	$10,322,729	$17,626,033	$14,436,073	$20,582,357
Net investment income per share-basic and diluted	$0.38	$0.41	$0.44	$0.45
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.54	$0.77	$0.62	$0.79

	2010
	Qtr. 1	Qtr. 2	Qtr. 3	Qtr. 4
Total investment income	$7,092,839	$8,732,219	$9,005,955	$11,676,894
Net investment income	$3,220,253	$4,742,088	$4,757,564	$6,540,747
Net increase in net assets resulting from operations attributable to common stock	$9,056,545	$8,872,666	$10,943,302	$9,871,351
Net investment income per share-basic and diluted	$0.22	$0.31	$0.28	$0.34
Net increase in net assets resulting from operations attributable to common stock per share-basic and diluted	$0.63	$0.59	$0.65	$0.53

NOTE Q—RELATED PARTY TRANSACTIONS

        As discussed further in Note D to the accompanying consolidated financial statements, subsequent to the completion of the Formation Transactions, the Investment Manager is a wholly owned portfolio company of MSCC. At December 31, 2011, the Investment Manager had a receivable of $4.8 million with MSCC related to net cash expenses incurred by the Investment Manager required to support Main Street's business.

NOTE R—SUBSEQUENT EVENTS

        On January 5, 2012, Main Street fully exited its debt and equity investments in Currie Acquisitions, LLC ("Currie"). Main Street completed the exit of its debt and equity investments in Currie as part of a buyout of Currie by Accell Group, a Netherlands-based international conglomerate. Main Street exited its debt investment for the full principal amount of approximately $4.8 million and recognized a realized loss of approximately $1.2 million on its equity investment.

        On February 17, 2012, MSCC acquired approximately 8.5% of the total dollar value of the MSC II limited partnership interests not owned by MSCC, including the approximately 5% held by affiliates of MSCC, in exchange for 170,203 shares of its common stock. Subsequent to the acquisition, an approximately 3.0% minority ownership in the total dollar value of the MSC II limited partnership interests remained outstanding.

        On February 29, 2012, Main Street completed the exit of its debt investment and a portion of its equity investments in Drilling Info, Inc. ("Drilling Info"), as part of an equity investment in Drilling

MAIN STREET CAPITAL CORPORATION

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

NOTE R—SUBSEQUENT EVENTS (Continued)

Info by a group of leading private equity investment firms focused on the global software, Internet and data-services industries. As part of the exit, Main Street realized a gain of approximately $9.2 million on the sale of its equity warrant participation and received the full repayment of the principal amount of $8.0 million on its debt investment.

        On March 6, 2012, Main Street declared monthly dividends for the second quarter of 2012 of $0.14 per share for each of April, May and June 2012, or a total of $0.42 per share. The second quarter 2012 dividends represent a 7.7% increase from the dividends declared for the second quarter of 2011 and a 3.7% increase compared to the first quarter of 2012. Including the dividends declared for the second quarter of 2012, Main Street will have paid $7.14 per share in cumulative dividends since its October 2007 initial public offering.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders' of
Main Street Capital Corporation

        We have audited in accordance with the standards of the Public Company Accounting Oversight Board (United States) the consolidated financial statements of Main Street Capital Corporation referred to in our report dated March 9, 2012, which is included in the annual report on Form 10-K. Our audits of the basic financial statements include the financial statement schedule listed in the index appearing under Item 15(2) which is the responsibility of the Company's management. In our opinion, this financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

/s/ GRANT THORNTON LLP

Houston, Texas
March 9, 2012

 Schedule 12-14

MAIN STREET CAPITAL CORPORATION
Schedule of Investments in and Advances to Affiliates
Year ended December 31, 2011

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2010 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2011 Value
CONTROL INVESTMENTS
Café Brazil, LLC	12% Secured Debt	$214,008	2,000,000	1,480	601,480	1,400,000
	Member Units	85,412	2,240,000	1,190,000	—	3,430,000

California Healthcare	12% Secured Debt	1,049,099	6,985,748	1,774,591	230,000	8,530,339
Medical	Warrants	—	3,380,333	—	—	3,380,333
Billing, Inc.	Common Stock	257	1,390,000	170,000	—	1,560,000

CBT Nuggets, LLC	14% Secured Debt	389,813	3,567,180	12,449	1,829,629	1,750,000
	Member Units	963,699	3,450,000	2,120,000	—	5,570,000

Ceres Management, LLC	14% Secured Debt	570,705	3,964,568	14,466	230,000	3,749,034
(Lambs)	Member Units	60,423	1,100,000	2,959,662	3,010,000	1,049,662
	Class B Member Units	90,634	1,508,611	901,056	2,409,667	—

Condit Exhibits, LLC	9% Current/9% PIK Secured Debt	851,643	4,619,659	433,749	647,894	4,405,514
	Warrants	—	50,000	510,000	—	560,000

Currie Acquisitions, LLC	12% Secured Debt	718,675	3,971,699	778,301	—	4,750,000
	Warrants	—	2,340,204	—	2,240,204	100,000

Gulf Manufacturing, LLC	9% PIK Secured Debt	185,353	1,420,784	—	235,653	1,185,131
	8% Secured Debt	155,703	3,620,000	—	3,620,000	—
	13% Secured Debt	180,759	1,675,165	60,403	1,735,568	—
	Member Units	790,639	5,870,000	3,970,000	—	9,840,000

Harrison Hydra-Gen, Ltd.	12% Secured Debt	876,248	5,255,101	467,524	492,625	5,230,000
	Preferred Stock	81,111	1,000,000	81,110	—	1,081,110
	Warrants	—	717,640	1,522,360	—	2,240,000

Hawthorne Customs &
Dispatch Services, LLC	Member Units	21,708	1,250,000	660,000	500,000	1,410,000

Hydratec, Inc.	Common Stock	697,276	9,177,911	3,159,000	—	12,336,911

Indianapolis Aviation	12% Secured Debt	630,485	4,350,000	92,876	322,876	4,120,000
Partners, LLC	Warrants	—	1,570,286	80,000	—	1,650,286

Jensen Jewelers of	Prime plus 2% Secured Debt	142,648	2,260,000	3,514	3,514	2,260,000
Idaho, LLC	13% Current/6% PIK Secured Debt	506,813	2,344,896	147,505	147,503	2,344,898
	Member Units	76,275	1,060,000	690,000	—	1,750,000

Lighting Unlimited, LLC	8% Secured Debt	115,300	—	2,494,145	510,098	1,984,047
	Preferred Stock	—	—	510,098	—	510,098
	Common Stock	—	—	210,000	—	210,000
	Warrants	—	—	—	—	—

Mid-Columbia Lumber	10% Secured Debt	126,736	1,250,000	—	—	1,250,000
Products, LLC	12% Secured Debt	560,946	3,900,000	96,336	326,336	3,670,000
	Warrants	—	740,000	150,000	—	890,000
	Member Units	—	770,000	160,000	—	930,000

NAPCO Precast, LLC	Prime plus 2% Secured Debt	453,637	3,384,615	7,304	16,016	3,375,903
	18% Secured Debt	967,615	5,923,077	31,643	812,764	5,141,956
	Member Units	6,000	4,340,000	955,000	1,100,000	4,195,000

NRI Clinical	14% Secured Debt	396,308	—	5,933,403	750,000	5,183,403
Research, LLC	Warrants	—	—	251,724	—	251,724
	Member Units	—	—	500,000	—	500,000

NRP Jones, LLC	12% Secured Debt	311,333	—	11,041,143	—	11,041,143
	Warrants	—	—	816,857	—	816,857
	Member Units		—	2,900,000	—	2,900,000

NTS Holdings, Inc.	12% Secured Debt	728,463	5,963,931	7,853	230,000	5,741,784
	Preferred Stock	1,282,978	10,635,273	1,282,978	—	11,918,251
	Common Stock	120,000	776,000	1,364,000	—	2,140,000

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2010 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2011 Value
OMi Holdings, Inc.	12% Secured Debt	1,155,397	10,116,824	28,926	2,196,156	7,949,594
	Common Stock	—	500,000	1,770,000	—	2,270,000

Pegasus Research	13% Current/3% PIK Secured Debt	1,108,650	—	6,365,882	277,226	6,088,656
Group, LLC	Member Units	—	—	1,250,000	—	1,250,000
(Televerde)

PPL RVs, Inc.	18% Secured Debt	1,001,662	6,165,058	84,942	2,015,474	4,234,526
	Member Units	—	2,150,000	1,830,000	—	3,980,000

Principle	12% Secured Debt	711,341	—	4,830,000	750,000	4,080,000
Environmental, LLC	12% Current/2% PIK Secured Debt	451,651	—	3,506,854	—	3,506,854
	Warrants	—	—	2,110,000	—	2,110,000
	Member Units	8,000	—	3,600,000	—	3,600,000

River Aggregates, LLC	12% Secured Debt	425,757	—	3,456,888	230,000	3,226,888
	Warrants	—	—	202,125	102,000	100,125
	Member Units	—	—	550,000	350,000	200,000

The MPI Group, LLC	4.5% Current/4.5% PIK Secured Debt	76,979	501,176	539,592	—	1,040,768
	6% Current/6% PIK Secured Debt	667,065	4,935,760	357,897	—	5,293,657
	Warrants	—	190,000	—	190,000	—
	Member Units (Non-Voting)	—	—	200,000	200,000	—

Thermal & Mechanical	Prime plus 2% Secured Debt	134,883	1,739,152	4,807	477,801	1,266,158
Equipment, LLC	13% Current/5% PIK Secured Debt	860,125	5,575,220	261,546	1,783,746	4,053,020
	Member Units	723,610	1,940,000	3,720,000	—	5,660,000

Uvalco Supply, LLC	Member Units	432,203	1,560,000	1,730,000	—	3,290,000

VanGilder Insurance	8% Secured Debt	179,900	—	2,970,817	278,835	2,691,982
Corporation	13% Secured Debt	1,124,424	—	5,137,071	750,000	4,387,071
	Warrants	—	—	1,208,643	—	1,208,643
	Common Stock	3,000	—	2,499,876	—	2,499,876

Vision Interests, Inc.	6.5% Current/6.5% PIK Secured Debt	143,048	8,762,314	403,084	6,230,648	2,934,750
	Series A Preferred Stock	4,000	—	3,000,000	—	3,000,000
	Common Stock	6,000	—	3,333,570	3,333,570	—

Ziegler's NYPD, LLC	Prime plus 2% Secured Debt	93,279	993,937	2,029	—	995,966
	13% Current/5% PIK Secured Debt	910,541	4,752,088	268,138	750,000	4,270,226
	Warrants	—	470,000	—	70,000	400,000

Other		421,144	4,422,184	735,000	155,617	5,001,567

				—	—
Income from Control Investments disposed of during the year		—	—	—	—	—

	Total—Control	$25,051,361	$174,596,394	$106,470,217	$42,142,900	$238,923,711

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2010 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2011 Value
AFFILATE INVESTMENTS
American Sensor	9% Secured Debt	$331,204	$3,514,113	$26,844	$501,975	$3,038,982
Technologies, Inc.	Warrants	—	1,830,000	1,270,000	—	3,100,000

Compact Power	6% Current/6% PIK Secured Debt	350,347	3,120,950	504,161	793,651	2,831,460
Equipment	8% PIK Secured Debt	1,884	—	107,767	—	107,767
Centers, LLC	Series A Member Units	58,907	—	852,558	—	852,558
	Member Units	—	1,147	—	—	1,147

Drilling Info, Inc.	12% Secured Debt	1,205,710	7,770,000	232,377	2,377	8,000,000
	8.75% Secured Debt	50,999	—	750,000	—	750,000
	Warrants	—	4,010,000	6,350,000	—	10,360,000
	Common Stock	—	1,710,325	3,180,000	—	4,890,325

East Teak Fine Hardwoods, Inc.	Common Stock	14,000	330,000	50,000	—	380,000

Gault Financial, LLC	14% Secured Debt	279,321	—	9,896,904	—	9,896,904
(RMB)	Warrants	—	—	400,000	—	400,000

Houston Plating &	Prime Plus 2%	7,810	300,000	—	300,000	—
Coatings, LLC	Member Units	583,750	3,025,000	2,965,000	—	5,990,000

Integrated Printing	13% Secured Debt	488,977	—	9,227,866	—	9,227,866
Solutions, LLC	Warrants	—	—	600,000	—	600,000

IRTH Holdings, LLC	12% Secured Debt	719,981	5,891,126	108,874	916,060	5,083,940
	Member Units	—	850,000	1,630,000	—	2,480,000

KBK Industries, LLC	10% Secured Debt	28,930	514,940	—	500,000	14,940
	14% Secured Debt	748,920	5,241,999	8,001	—	5,250,000
	Member Units	409,711	1,790,333	1,009,667	—	2,800,000

Laurus Healthcare, LP	9% Secured Debt	490,353	2,800,000	3,575,000	525,000	5,850,000
	Class A and C Units	375,273	4,620,000	810,000	—	5,430,000

Lighting Unlimited, LLC	8% Secured Debt	144,059	2,669,924	9,522	2,679,446	—
	Preferred Stock	—	—	—	—	—
	Warrants	—	—	—	—	—
	Common Stock	—	—	—	—	—

Merrick Systems, Inc.	13% Secured Debt	824,775	2,540,849	459,151	3,000,000	—
	Warrants	—	450,000	758,424	1,208,424	—

Olympus Building	10% Current/2% PIK Secured Debt	539,300	3,050,000	117,643	861,616	2,306,027
Services, Inc.	15% PIK Secured Debt	34,109	984,001	40,098	29,930	994,169
	Warrants	—	930,000	—	859,995	70,005

OnAsset Intelligence, Inc.	12% Secured Debt	412,067	—	915,566	—	915,566
	Preferred Stock	80,509	—	1,576,508	—	1,576,508
	Warrants	—	—	830,000	—	830,000

OPI International Ltd.	12% Secured Debt	1,579,342	8,789,573	2,570,427	230,000	11,130,000
	Warrants	—	500,000	3,600,000	—	4,100,000

Radial Drilling	12% Secured Debt	105,621	—	3,366,573	—	3,366,573
Servcies Inc.	Warrants	—	—	758,448	—	758,448

Samba Holdings, Inc.	12.5% Secured Debt	77,589	—	2,940,714	—	2,940,714
	Common Stock	—	—	950,000	—	950,000

Schneider Sales	13% Secured Debt	—	1,000,000	200,000	950,000	250,000
Management, LLC	Warrants	—	—	—	—	—

Spectrio LLC	8% Secured Debt	—	—	168,000	—	168,000
	12% Secured Debt	1,933,600	7,426,299	7,111,701	1,197,000	13,341,000
	Warrants	—	1,280,000	1,440,000	—	2,720,000

Company	Investments(1)	Amount of Interest or Dividends Credited to Income(2)	December 31, 2010 Value	Gross Additions(3)	Gross Reductions(4)	December 31, 2011 Value
SYNEO, LLC	12% Secured Debt	476,558	—	5,404,685	30,882	5,373,803
	10% Secured Debt	104,553	—	1,411,754	—	1,411,754
	Member Units	—	—	1,000,000	—	1,000,000

Walden Smokey Point, Inc.	Common Stock	14,000	2,620,000	1,600,000	—	4,220,000

WorldCall, Inc.	13% Secured Debt	86,676	646,225	—	—	646,225
	Common Stock	—	—	—	—	—

Other		—	—	—	—	—

Income from Affiliate Investments disposed of during the year		—	—	—	—	—

	Total—Affiliate Investments	$12,558,835	$80,206,804	$80,784,233	$14,586,356	$146,404,681

    This schedule should be read in conjunction with Main Street's Consolidated and Combined Financial Statements, including the Consolidated and Combined Schedule of Investments and Notes to the Consolidated Financial Statements.

(1)
The principal amount, the ownership detail for equity investments and if the investment is income producing is shown in the Consolidated and Combined Schedule of Investments.

(2)
Represents the total amount of interest, fees or dividends credited to income for the portion of the year an investment was included in Control or Affiliate categories, respectively. For investments transferred between Control and Affiliate categories during the year, any income related to the time period it was in the category other than the one shown at year end is included in "Income from Investments disposed of during the year".

(3)
Gross additions include increases in the cost basis of investments resulting from new portfolio investment, follow on investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross Additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category and out of a different category.

(4)
Gross reductions include decreases in the cost basis of investments resulting from principal repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

            Shares

Main Street Capital Corporation

Common Stock

PROSPECTUS SUPPLEMENT

RAYMOND JAMES
BAIRD

BB&T CAPITAL MARKETS

RBC CAPITAL MARKETS

December     , 2012